UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Colin J. Dean, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2019

Date of Reporting Period: March 31, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2019

MERCER FUNDS

Mercer US Large Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000 Index.

Investment Strategy

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was 4.81% compared to its benchmark, the Russell 1000 Index, return of 9.3%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed six subadvisors: HS Management Partners, LLC (HS), Columbia Management Investment Advisers (Columbia), AJO LP (AJO), Brandywine Global Investment Management, LLC (Brandywine), O’Shaughnessy Asset Management, LLC (OSAM) and Parametric Portfolio Associates LLC (Parametric).

HS is a growth manager that invests in quality businesses with strong management that trade at attractive valuations.

Columbia is an aggressive growth manager, following a high conviction, concentrated strategy that focuses on financially strong companies that are growing earnings faster than the broader equity market.

AJO is a quantitative manager that relies on a combination of value, management, momentum, and sentiment factors to evaluate securities.

Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, with strong free cash flows and quality balance sheets.

OSAM is a yield focused quantitative value manager that seeks stocks that are ranked high based on valuation, quality and shareholder yield.

Parametric utilizes exchange-traded futures to generate exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2019, the U.S. equity market, as measured by the Russell 3000 Index, increased 8.8%. In 2018, U.S. equity market ended the year in negative territory for the first time since 2008. Markets fell sharply during the fourth quarter erasing gains from the prior three quarters. Weakness in the fourth quarter resulted from fears of slowing global growth, uncertainty surrounding trade negotiations with China, and Brexit, as well as the U.S. Federal Reserve’s (“Fed”) decision to halt interest rate hikes. In parallel with these macro worries, energy prices plummeted as the market struggled to absorb enormous capacity from US shale producers and Iran. During this period, markets shifted to a decidedly risk-off mood, favoring larger, more stable

Mercer US Large Cap Equity Fund

companies in the staples and utilities sectors, and selling more cyclical technology and financial shares. Despite their underperformance during the selloff in the fourth quarter of 2018, growth stocks outperformed value stocks for the year.

During the first quarter of 2019, markets did an about face, buying beaten down cyclicals, deeper value names, and growth equities. During this period, the Russell 3000 Index was up 14.0%, largely erasing losses from the previous quarter. The shift in sentiment came on the tails of dovish fed policy, optimism over trade negotiations with China, and continued strong business fundamentals and employment figures. For the 12-month-period ended March 31, 2019 smaller capitalization stocks have made a comeback, with the Russell 2000 Index posting its best start to the year since 1991.

Within the Russell 1000 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were real estate, utilities, and information technology, with returns of 21.8%, 21.3%, and 21.0% respectively. Financials was the laggard with returns of -2.7%. The best performing industries were independent power and renewable electricity, life sciences tools & services, and software, with returns of 43.7%, 33.6%, and 33.5% respectively.

The Mercer U.S. Large Cap Equity Fund underperformed the Russell 1000 Index for the period. Five of the Fund’s six sub-advisors underperformed their respective benchmarks, with performance from the value-oriented managers detracting the most. From a sector perspective, overweight allocations to energy, financials, and staples were the largest detractors.

Columbia underperformed its benchmark for the period, with losses being driven by holdings in semiconductors, and entertainment. Offsetting these areas was strong performance from healthcare, and online retail names sectors.

HS outperformed its benchmark for the period. Holdings in media as well as overweight allocations to restaurants and specialty retail all contributed. Offsetting gains was an underweight allocation to technology and overweight allocation to staples.

AJO underperformed for the period. Style exposures to value and smaller capitalization companies, were detractors relative to their core benchmark. From an industry perspective, overweight allocations to auto components, airlines, and household durables also weighed on relative underperformance. Brandywine underperformed its benchmark for the period, with all of its underperformance coming in the volatile fourth quarter of 2018. Sector positioning was a large detractor for the period, specifically overweight allocations to energy, airlines, and household durables, and an underweight allocation to health care and utilities. From a style perspective, its higher beta and deeper value positioning also weighed on performance.

OSAM underperformed for the period, in part due to the underperformance of value and shareholder yield, 2 key components of their selection process. From a sector perspective, overweight allocations to energy and financials detracted, as did an underweight position in health care.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Mercer US Large Cap Equity Fund

The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index

As of March 31, 2019

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index from April 1, 2009 through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500 Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was 0.19% compared to its benchmark, the Russell 2500 Index, return of 4.48%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed six sub-advisors: Westfield Capital Management Company (Westfield), GW&K Investment Management, LLC (GW&K), Loomis, Sayles & Company L.P. (Loomis), LSV Asset Management (LSV), BNY Mellon Asset Management North America Corporation (Mellon) and Parametric Portfolio Associates LLC (Parametric).

Westfield, a traditional growth manager, employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential.

GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.

Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.

LSV, a quantitative value manager, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.

Mellon, a fundamental intrinsic value manager, focuses on purchasing companies that are priced at a large discount from intrinsic value, underappreciated and temporarily dislocated (contrarian view).

Parametric utilizes exchange traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2019, the U.S. equity market, as measured by the Russell 3000 Index, increased 8.8%. In 2018, U.S. equity market ended the year in negative territory for the first time since 2008. Markets fell sharply during the fourth quarter erasing gains from the prior three quarters. Weakness in the fourth quarter resulted from fears of slowing global growth, uncertainty surrounding trade negotiations with China and Brexit, as well as the U.S. Federal Reserve’s (“Fed”) decision to halt interest rate hikes. In parallel with these macro worries, energy prices plummeted as the market struggled to absorb enormous capacity from U.S. shale producers and Iran. During this period, markets shifted to a decidedly risk-off mood, favoring larger, more stable companies in the staples and utilities sectors, and selling more cyclical technology and financial shares. Despite their underperformance during the selloff in the fourth quarter of 2018, growth stocks outperformed value stocks for the year.

Mercer US Small/Mid Cap Equity Fund

During the first quarter of 2019, markets did an about face, buying beaten down cyclicals, deeper value names, and growth equities. During the first quarter of 2019, the Russell 3000 was up 14.0%, largely erasing losses from the previous quarter. The shift in sentiment came on the tails of dovish Fed policy, optimism over trade negotiations with China, and continued strong business fundamentals and employment figures. For the year, smaller cap stocks have made a comeback, with the Russell 2000 posting its best start to the year since 1991.

Within the Russell 2500 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were utilities and information technology with positive returns of 23.23% and 19.28%, respectively. Underperforming sectors for the fiscal year were energy and materials, with negative returns of -17.96% and -5.67%, respectively. The top performing industries for the fiscal year were health care technology and life sciences tools & services with positive returns of 33.69% and 30.66%, respectively. The underperforming industries for the fiscal year were automobiles and construction materials with negative returns of -30.31% and -30.11%, respectively.

The Mercer U.S. Small/Mid Cap Equity Fund underperformed the Russell 2500 Index for the period. Despite the Fund’s exposure to quality, which helped drive performance for the year, its exposure to relatively larger market capitalization size companies, coupled with its exposure to value from a style perspective as well as security selection, were the primary drivers to the Fund’s underperformance. Specifically, security selection in the information technology, consumer discretionary and financial sectors detracted from performance for the fiscal year despite strong security selection in the energy sector.

Westfield underperformed for the fiscal year. The relative weakness was driven by security selection in the health care, information technology and consumer discretionary sectors, which offset more moderate relative strength in the industrials and consumer staples sectors. In addition, its overweight position to the materials and energy sectors detracted from performance from an allocation standpoint.

Loomis underperformed for the fiscal year primarily due to its security selection in the information technology and industrials sectors, despite its strong security selection in the communication services sector.

GW&K‘s outperformance was attributed to its higher quality stance and security selection, particularly in the materials and industrials sectors.

LSV’s underperformance for the period was driven by its deep value style being truly out of favor. This was evident with its security selection in multiple sectors to include the industrials, materials, financials, information technology, consumer discretionary and real estate sectors weighing on performance.

Mellon’s underperformance for the period was driven by their allocation decisions. In particular, Mellon’s underweight to the real estate and utilities sectors combined with an overweight to the energy, information technology and consumer discretionary sectors detracted from performance.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and

Mercer US Small/Mid Cap Equity Fund

mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500™ Index

As of March 31, 2019

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500™ Index from April 1, 2009 through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was -4.00% compared to its benchmark return of -3.71%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed five sub-advisors: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects).

American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century will invest primarily in equity securities of companies located in Non-U.S. developed markets.

MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets.

LSV utilizes a quantitative approach which seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

As a group, global developed equity markets rose, as measured by the MSCI World Index, which increased 4.0% during the 12-month period ended March 31, 2019. U.S. equities rallied considerably, with the Russell 1000 Index up 9.3% for the fiscal year. Outside of the US, international developed markets did not perform as well, as the MSCI EAFE Index (the Fund’s benchmark) returned -3.7% over the period ended March 31, 2019.

Mercer Non-US Core Equity Fund

During the second and third quarters of 2018, equity markets rallied after correcting in the first quarter of the year. U.S. stocks easily outpaced international equities as the benefits of the corporate tax cuts flowed through to U.S. corporate earnings. As always, there were numerous concerns on the minds of global investors during this period including: tightening financial conditions (two Federal Reserve rate hikes during this period and the termination of asset purchases by the European Central Bank despite an uncertain growth outlook), ongoing trade tensions, slowing global growth, cautious forward guidance in corporate earnings reports. For investors in Europe, uncertainty surrounding the passage of the Brexit deal, protests in France and slowing growth weighed on market returns. Emerging markets equity markets fell throughout most of 2018 after peaking in January. Chinese economic growth continued to trend lower and equity market investors also had to consider the effects of continued U.S.-China trade tensions. Manufacturing growth, in the largest component of the emerging markets benchmark, landed at the slowest pace seen in more than two years.

In contrast to the second and third quarters, the fourth quarter of 2018 proved to be a rocky ride in global equity markets with volatility increasing materially. Global equity markets began to fall swiftly as economic indicators softened across developed markets at the same time most central banks remained determined to continue down the path of monetary tightening. Although emerging markets weathered the fourth quarter’s global sell-off relatively well, they still lagged developed equities by close to 6% during calendar year 2018. Rising rates and difficult trade negotiations had hit emerging markets earlier in the year.

In a sharp reversal, and despite slowing global growth and cautious forward guidance in corporate earnings reports, developed and emerging equity markets rallied significantly during the first quarter of 2019. The rally was driven by promising progress on trade negotiations, a solid fourth quarter 2018 earnings season and the U.S. Federal Reserve’s (“Fed”) increasing flexibility over the future interest rate policy and balance sheet reductions. In the first quarter, China led the rally in emerging market equities, as investors anticipated a U.S.-China trade resolution. Improved manufacturing reports and the news that the index provider MSCI plans to increase the China-A share weight in its equity indexes provided more tailwinds for Chinese equities.

American Century provides the growth allocation for the Fund. It outperformed its benchmark, the MSCI EAFE Index, for the fiscal year driven by stock selection. Stock selection in financials, health care, energy and consumer discretionary generated excess returns. Excess returns were hindered, however, by the rotation and outperformance of low volatility, defensive stocks during the latter half of calendar 2018.

MFS continued its strong performance and again outperformed the Fund’s benchmark. MFS’s sizable overweight to consumer staples and technology, as well as its stock selection within both sectors, strongly contributed to its relative performance. A meaningful underweight to financials, and positive selection in consumer discretionary and industrials also aided relative returns. A slight drag on the relative performance was MFS’s underweights to both the energy and utilities sectors.

LSV underperformed the benchmark during this period, driven by its deep value style being out of favor. This was evident with its negative security selection in multiple sectors, including materials, industrials and consumer discretionary. LSV also suffered from an underweight to healthcare and an overweight to financials. LSV’s exposure to small cap stocks was a drag on relative performance as well.

Arrowstreet’s outperformance was driven by both positive allocation and stock selection. Its largest sector overweight, healthcare, was a top contributor to performance. On a stock selection basis, financial company securities, particularly Japanese and Italian issuers, were the main contributors to results. Selection within the consumer discretionary sector, particularly French issuers, offset gains during the trailing one-year.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would

Mercer Non-US Core Equity Fund

have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2019

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from April 1, 2009 through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was 4.37% compared to its benchmark return of 4.48%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed three sub-advisors, Manulife Asset Management (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors.

IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S fixed income universe.

Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources such as sector allocation and bottom- up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis as well as proprietary models that identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2019, U.S. fixed income market returns, as measured by the Barclay U.S. Aggregate Bond Index, were positive. Generally, price increases of fixed income securities that are not backed by a U.S. Government Guarantee (including Corporate Bonds, Asset Backed Securities, and Commercial Mortgage Backed Securities) more than offset the general drop in prices of U.S. Government securities resulting from rising interest rates during the earlier part of the fiscal year. Intermediate U.S. Treasury rates decreased 0.33% while longer-term interest rates decreased 0.16% year-over-year (with some interim volatility). Yields for the 2-year Treasury Note, also referred to as the short end of the Treasury curve, stayed the same year-over-year at 2.27%. The curve flattened throughout most of 2018 and the short end of the curve inverted briefly in

Mercer Core Fixed Income Fund

December. Critically though, the spread between the 2-year and 10-year Treasury yields narrowed from approximately 50 to 20 basis points by the last day of 2018, and thus remains positive.

U.S. economic growth accelerated from 2.2% in 2017 to 2.9% in 2018. The unemployment rate fell to 3.7%, its lowest rate in 50 years, and wage growth rose from 2.5% to 3.1% over 2018. However, 2018 was a tumultuous period for U.S. and global fixed income markets as central banks moved toward tighter monetary policy and global liquidity declined for the first time in nearly a decade, leading to higher volatility, especially in the riskier segments of the fixed income market. While spreads ground tighter during the first half of the period, a sharp risk-off sentiment took hold of the corporate bond market in the latter part of 2018. This sentiment was supported by idiosyncratic events, a drop in oil prices, weak earnings forecasts, poor U.S. Federal Reserve (“Fed”) policy communication to the market, and increased recession fears. The period also saw a strong U.S. dollar versus non-U.S. developed and emerging market currencies, Trump administration’s protectionist trade policies escalated trade tension and tariffs between the U.S. and China continued to add volatility in the global financial markets. As a result, investors were aggressively shedding risky assets at the end of 2018 and spreads widened materially. However, risk markets rebounded after the correction seen at the end of 2018, with spreads tightening approximately 140 basis points over the first quarter of 2019. Returns from fixed income securities that are not backed by a U.S. Government guarantee (including corporate bonds, asset backed securities, and commercial mortgage backed securities) were generally positive, as these securities benefitted from strong demand for higher yields. Lower credit quality rated corporate bonds (i.e., high yield or “junk” bonds) tended to provide greater excess returns during the 12-month period than the higher credit quality rated corporate bonds (i.e., investment-grade bonds), benefitting from the renewed equity market strength in the latter part of the period, as well as the Fed pausing on raising rates and a continuation of solid earnings.

With Treasury rates staying on hold for longer and the Federal Open Market Committee expressing it will practice patience with increasing the Fed funds target rate given its assessment of slower growth and muted inflation pressures, this more accommodative monetary policy was a welcome development for yield seeking investors. Global investment grade corporate bonds outperformed similar duration Treasuries.

The Fund’s return was positive in absolute terms and it also outperformed in relation to the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal year ended March 31, 2019. The Fund was helped by its strategic overweight to spread sectors, including an allocation to high yield.

The respective performance results of each Sub-advisor correlated with their risk posture, as more risk translated into more returns in this “risk-on” period. Manulife has the largest share of the risk allocation within the Fund. Manulife’s bias towards corporate credit and its approximate 13% allocation to relatively “higher quality” high yield bonds, led it to have the strongest returns among the Fund’s Sub-Advisors for the fiscal year. Manulife also benefited from lower exposure to the 2-year and 5-year key rates, as yields declined towards the latter part of the period.

Prudential had a less aggressive allocation to spread sectors than Manulife, but it was nonetheless overweight to the spread sectors as spreads tightened, which helped it outperform the index. Prudential also had similar curve positioning to Manulife, with an overweight to the middle end of the curve, and an underweight to the low end that added to outperformance. Prudential also had an overweight to commercial mortgage backed securities, which contributed 17 basis points during the period to its performance.

Similarly, IR&M’s overall underweight to Treasuries benefited the portfolio during the latter part of the period when spread sectors rebounded, but hurt the portfolio in the fourth quarter’s risk-off environment. IR&M’s bias towards higher quality corporate bonds helped it outperform the index, but to a lesser extent than the other two managers who held more lower quality bonds and thus saw a bigger rebound in the beginning of 2019’s spread tightening environment. IR&M’s relative performance was driven by security selection, particularly within the finance, industrial, and utility sectors. Its out-of-benchmark allocation to Small Business Administration loans detracted as returns from the sector trailed versus comparable corporate and securitized sectors.

Mercer Core Fixed Income Fund

Risk Considerations

The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Bloomberg Barclays U.S. Aggregate Bond™ Index

As of March 31, 2019

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Bloomberg Barclays U.S. Aggregate Bond™ Index from April 1, 2009 through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was -5.15% compared to its primary benchmark return of 3.18% and secondary benchmark return of -2.22%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed five sub-advisors and two sub-subadvisors, Western Asset Management Company and Western Asset Management Company Limited (as sub-subadvisor) (together referred to as WAMCO), Loomis, Sayles & Company LP (Loomis), BlackRock International Limited (BlackRock), Colchester Global Investors Limited (Colchester), and T. Rowe Price Associates, Inc. and T. Rowe Price International Limited (as sub-subadvisor) (together referred to as T. Rowe). WAMCO, Loomis, BlackRock, and Colchester began managing the Fund in June 2018, and T. Rowe began managing the Fund in September 2018. Before being terminated in June 2018, Franklin Advisers, Inc. (Franklin) and Investec Asset Management Limited (Investec) were the sub-advisors to the Fund.

In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country and credit cycle views as inputs to portfolio construction. Security selection is then carried out by a team of credit analysts who maintain a comprehensive database of internal ratings. The team will also engage in active duration positioning although security and sector selection are identified as main drivers of performance.

In managing its allocated portion of the Fund’s portfolio, WAMCO invests in credit securities across sectors and geographies. The strategy focuses on global valuations in credit and volatility conditions. The strategy seeks a blend of income and capital appreciation by dynamically rotating across sectors such as global corporates, emerging markets, and structured credit, and tactically managing overall portfolio duration.

In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers and those denominated in local emerging market currencies. Colchester’s portfolio construction process is based on a quantitative model that promotes allocation to countries and currencies identified based on attractive real yields and sound financial characteristics.

Mercer Opportunistic Fixed Income Fund

In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.

In managing its allocated portion of the Fund’s portfolio, T. Rowe employs an absolute return bond strategy which, through a risk-aware mind-set, is expected to provide downside protection over shorter periods of time, and achieve its target through incremental alpha generation. The strategy may take sizable positions in credit and emerging markets, although will do so from a long and short perspective, reducing the level of overall beta. A large driver of returns will be duration management and country selection, although currency and sector selection are also expected to contribute.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2019, U.S. and global fixed income markets experienced a tumultuous period as central banks moved toward tighter monetary policy and global liquidity declined for the first time in nearly a decade, leading to higher volatility, especially in the riskier segments of the fixed income market. While spreads ground tighter during the first half of the period, a sharp risk-off sentiment took hold of the corporate bond market in the latter part of 2018. This sentiment was supported by idiosyncratic events, a drop in oil prices, weak earnings forecasts, poor U.S. Federal Reserve (“Fed”) policy communication to the market, and increased recession fears. The period also saw a strong U.S. dollar versus non-U.S. developed and emerging market currencies, Trump administration’s protectionist trade policies escalated trade tension and tariffs between the U.S. and China continued to add volatility in the global financial markets. As a result, investors were aggressively shedding risky assets at the end of 2018 and spreads widened materially. However, risk markets rebounded after the correction seen at the end of 2018, with spreads tightening approximately 140 basis points over the first quarter of 2019.

After declining early in the period, U.S. Treasury securities prices generally moved upward at a slow rate. U.S. Treasury yields reached highs for the period in November 2018 as a result of market perception of a brewing recession and rising U.S. inflation. The ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged experienced a massive widening in its yield spread (i.e., the difference in yield of the securities comprising the index over U.S. Treasuries, which is a measure of risk premium), ending the Fund’s fiscal year with a yield spread of 526 basis points and an overall effective yield of 7.77%, and sharply underperforming investment grade bonds in this risk-off environment.

Unhedged emerging markets (“EM”) local currency bonds produced average positive returns over the period, driven by weaker EM currency markets given the strength of the U.S. dollar. Declining EM inflation numbers and uncertainty around a plethora of elections ultimately resulted in modest inflows into the asset class over the period. While massive distortions in global asset allocation favored developed markets and worked against emerging markets through the fourth quarter’s risk-off environment, the beginning of 2019 saw this unwind, which benefited emerging market local markets.

During the period, WAMCO and Loomis outperformed the 50/50 benchmark, benefiting from ending the period overweight to spread sectors which rebounded in 2019 as risk and liquidity returned to the markets. However, as both strategies were underweight in high yield relative to the 50/50 benchmark during the fourth quarter’s spread widening environment, the structural under-representation of high yield in the portfolios did not offer the Fund as much rebound during the first quarter of 2019.

During the period, Colchester outperformed in emerging markets, measured against the JP Morgan Global Diversified Emerging Market government bond benchmark for its strategy. However, general weakness in emerging market currencies versus the U.S. dollar has reduced the overall return in absolute terms, underperforming the Fund’s benchmark.

Mercer Opportunistic Fixed Income Fund

BlackRock ended the period, outperforming the JP Morgan Global Diversified Emerging Market government bond index, benefiting from overweight to Brazil bonds and the Turkish lira.

During the period, T. Rowe underperformed its T-Bill + 200 benchmark. This was driven by risk markets rebounding after the December 2018 correction, and T. Rowe’s defensive sector positioning detracting from returns during the latter part of the period. Short positioning in the Eurozone via positions in Germany and France also detracted as weaker growth data saw a flight-to-quality in those regions. Currency positioning also dragged on performance as the decision to maintain a short dollar stance detracted during the period.

Prior to their removal from the Fund in June 2018, Franklin Templeton unperformed during the period primarily because of the portfolio’s overall lower-quality bias, which was detrimental in the risk-off period at the beginning of the period. Its exposure to higher-beta energy names was also adversely impacted from the market volatility during the period.

Prior to their removal from the Fund in June 2018, Investec outperformed during the period driven by both country and currency allocation decisions. Positions in South African and Egyptian bonds added to performance while an overweight to Indonesia bonds detracted from returns. From a currency perspective, their continued overweight to the Malaysian ringgit added value to the portfolio.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2019

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was -10.20% compared to its benchmark return of -7.41%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed seven sub-advisors: AQR Capital Management, LLC (AQR), Dimensional Fund Advisors LP (DFA), Janus Capital Management LLC (Janus), Mondrian Investment Partners Limited (Mondrian), Copper Rock Capital Partners LLC (Copper Rock), William Blair Investment Management, LLC (William Blair) and Parametric Portfolio Associates LLC (Parametric).

AQR employs a systematic, research-driven investment approach focused on generating excess return relative to the benchmark from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within its models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs.

DFA benefits from a robust research platform, which includes close ties to academia, its clear and long-standing focus on exploiting risk premiums, most notably value and size, along with the new addition profitability, and a systematic approach to building and trading its portfolios. DFA’s process is repeatable and results in broad consistent exposures to the risk premiums.

Janus’ emerging markets strategy is based on the importance of limiting the potential for permanent loss of capital by investing with businesses and management teams that have a track record of generating value for shareholders. The strategy is managed with a long-term, unconstrained, absolute return mind-set, and singular focus on identifying and investing in companies with sustainable, enduring business models.

Copper Rock specializes in small cap equity investing using a blend of quantitative and fundamental analyses to identify companies with superior growth relative to their peers. Copper Rock’s portfolio typically exhibits factor exposures to growth, momentum and quality.

Mondrian is an experienced value manager that uses a Dividend Discount Model to analyze and find attractive companies focused on the domestic oriented growth of emerging markets. Along with emerging market domiciled companies, Mondrian’s management team will also consider any company globally that generates at least 25% of revenues/profits from emerging/frontier markets.

Mercer Emerging Markets Equity Fund

William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

As a group, global developed equity markets rose, as measured by the MSCI World Index, which increased 4.0% during the 12-month period ended March 31, 2019. U.S. equities rallied considerably, with the Russell 1000 Index up 9.3% for the fiscal year. Outside of the U.S., international developed markets did not perform as well, as the MSCI EAFE Index returned -3.7% over the period. The MSCI Emerging Markets Index (the Fund’s benchmark) returned -7.4% for the 12-month period ended March 31, 2019.

During the second and third quarters of 2018, equity markets rallied after correcting in the first quarter of the year. U.S. stocks easily outpaced international equities as the benefits of the corporate tax cuts flowed through to U.S. corporate earnings. As always, there were plenty of concerns on the minds of global investors during this period including: tightening financial conditions (two Federal Reserve rate hikes during this period and the termination of asset purchases by the European Central Bank despite an uncertain growth outlook, ongoing trade tensions, slowing global growth, cautious forward guidance in corporate earnings reports. For investors in Europe, uncertainty surrounding the passage of the Brexit deal, protests in France and slowing growth weighed on market returns. Emerging markets equity markets fell throughout most of 2018 after peaking in January. Chinese economic growth continued to trend lower and equity market investors also had consider the effects of continued U.S.-China trade tensions. Manufacturing growth, in the largest component of the emerging markets benchmark, landed at the slowest pace seen in more than two years.

In contrast to the second and third quarters, the fourth quarter of 2018 proved to be a rocky ride in global equity markets with volatility increasing materially. Global equity markets began to fall swiftly as economic indicators softened across developed markets at the same time most central banks remained determined to continue down the path of monetary tightening. Although emerging markets weathered the fourth quarter’s global sell-off relatively well, they still lagged developed equities by close to 6% during calendar year 2018. Rising rates and difficult trade negotiations had hit emerging markets earlier in the year.

In a sharp reversal, and despite slowing global growth and cautious forward guidance in corporate earnings reports, developed and emerging equity markets rallied significantly during the first quarter of 2019. The rally was driven by promising progress on trade negotiations, a solid fourth quarter 2018 earnings season and the U.S. Federal Reserve’s (“Fed”) increasing flexibility over the future interest rate policy and balance sheet reductions. In the first quarter of 2019, China led the rally in emerging market equities, as investors anticipated a U.S.-China trade resolution. Improved manufacturing reports and the news that the index provider MSCI plans to increase the China-A share weight in its equity indexes provided more tailwinds for Chinese equities.

In this environment, the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets Index (“MSCI EM Index”) by 2.9% (net) for the 12-month period ended March 31, 2019. Negative stock selection was the largest driver of the Fund’s underperformance. Collectively, the managers struggled to generate alpha, mainly in the energy, industrials and materials sectors. Positive stock selection was generated in the consumer discretionary and consumer staples sectors. In terms of sector allocation, the Fund lost ground relative to the benchmark due to an underweight to energy and an overweight to the healthcare sector. An overweight to the communication services sector was beneficial to relative returns. At a country level, the Fund held an underweight to South Korea, which helped relative performance.

Mercer Emerging Markets Equity Fund

The Mercer Emerging Markets Equity Fund has a larger weighting to smaller capitalization stocks versus the MSCI EM Index. That overweight generated negative returns during this period, as smaller cap emerging markets stocks as a group underperformed larger cap stocks. Offsetting some of the relative losses, caused by an overweight to small cap stocks, was the Fund’s overweight to higher dividend yielding securities. Higher dividend yielding securities were sought by investors as they can often provide some downside protection during market corrections.

Among the sub-advisors DFA, Mondrian and William Blair generated positive relative returns over the period. AQR and CopperRock trailed the MSCI EM Index. Janus performed close to the benchmark return.

AQR trailed the MSCI EM Index significantly during the trailing 12-month period. Stock selection was the primary driver of this underperformance, while country and currency selection also detracted over the period. From an investment theme perspective, the value and momentum themes were the main detractors from performance over this period.

Copper Rock trailed the Fund’s benchmark during this period as small cap emerging market stocks underperformed large cap stocks. Copper Rock also trailed the MSCI Emerging Markets Small Cap Index over the last year due to negative stock selection. The strategy’s intentional overweight to earnings momentum provided positive allocation, however the correlated overweight to price momentum was a drag on relative performance. The underweight to the utilities sector also hurt.

DFA outperformed the benchmark for the period, benefiting from positive stock selection. With low relative price (value) stocks generally outperforming high relative price (growth) stocks, DFA’s focus on value stocks was the primary driver of outperformance relative to the style-neutral index.

The Janus portfolio performed in line with the MSCI EM Index during the trailing 12 months. The strategy has benefitted from its higher exposure to consumer focused sectors. Also, the portfolio’s underweight to banks was beneficial to relative performance. What hurt relative performance over the last year was exposure to smaller capitalization companies along with a higher exposure to the South African Rand versus the benchmark weight.

William Blair outperformed the benchmark during the year, as the portfolio’s focus on quality growth companies was rewarded by the market. Positive stock selection and an underweight to South Korea were drivers of positive relative performance. The strategy’s underweight to companies with high leverage and an overweight allocation to India also proved to be beneficial to relative returns.

Mondrian outperformed the MSCI EM Index during the trailing 12-month period. The strategy’s focus on defensive, quality companies helped boost relative performance as markets corrected during this period. Mondrian was also boosted by its higher weighting to dividend yield versus the benchmark, as investors tended to prefer stable, income oriented companies during the market drop. An underweight to the South African Rand also generated positive relative gains.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization

Mercer Emerging Markets Equity Fund

companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2019

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2019, the Fund’s Y-3 share class performance was 6.92% compared to its benchmark return of 4.01%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2019, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), Martingale Asset Management, L.P. (Martingale), Wellington Management Company LLP (Wellington), Veritas Asset Management LLC (Veritas) and Parametric Portfolio Associates LLC (Parametric). Wellington and Veritas were sub-advisors for only part of the year, having been added in December, 2018. Before being terminated in December of 2018, MFG Asset Management (MFG) was also a sub-advisor to the Fund.

Acadian’s process uses both risk analysis and stock forecasts to build the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. Acadian’s security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors.

Martingale’s approach to low volatility investing is built around a risk-adjusted market index methodology which promotes broad and stable diversification combined with a valuation overlay that favors low risk companies with stronger fundamentals. Martingale’s systematic stock evaluation incorporates measures of relative valuation, growth and quality, along with each security’s risk properties.

Wellington uses a bottom-up strategy with a focus on companies that are often overlooked by other investors, but where there is a high degree of stability and predictability that should drive returns. Wellington believes that stability of cash flows is undervalued in companies that do not meet the specific criteria of growth, quality or value investors, or in companies in areas of the market (small capitalization, certain sectors or geographies) not normally associated with stability.

Veritas uses a long-term, unconstrained, fundamentally driven rigorous research process with a long term horizon. Veritas believes that companies with sustainable competitive advantages, benefitting from long-term drivers of growth and purchased at attractive valuations, will deliver performance in excess of a benchmark over time. The strategy may hold up to 20% cash. Veritas has a clear focus on the characteristics of companies it seeks to invest in by structuring them as a mix of sector specialists and generalists.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Mercer Global Low Volatility Equity Fund

Market Commentary and Fund Performance

As a group, global developed equity markets rose, as measured by the MSCI World Index (the Fund’s benchmark), which increased 4.0% during the 12-month period ended March 31, 2019. U.S. equities rallied considerably, with the Russell 1000 Index up 9.3% for the fiscal year. Outside of the U.S., international developed markets did not perform as well, as the MSCI EAFE Index returned -3.7% over the period. The MSCI Emerging Markets Index returned -7.4% for the 12-month period ended March 31, 2019.

During the second and third quarters of 2018, equity markets rallied after correcting in the first quarter of the year. U.S. stocks easily outpaced international equities as the benefits of the corporate tax cuts flowed through to U.S. corporate earnings. As always, there were plenty of concerns on the minds of global investors during this period including: tightening financial conditions (two Federal Reserve rate hikes during this period and the termination of asset purchases by the European Central Bank despite an uncertain growth outlook, ongoing trade tensions, slowing global growth, cautious forward guidance in corporate earnings reports. For investors in Europe, uncertainty surrounding the passage of the Brexit deal, protests in France and slowing growth weighed on market returns. Emerging markets equity markets fell throughout most of 2018 after peaking in January. Chinese economic growth continued to trend lower and equity market investors also had to consider the effects of continued U.S.-China trade tensions. Manufacturing growth, in the largest component of the emerging markets benchmark, landed at the slowest pace seen in more than two years.

In contrast to the second and third quarters, the fourth quarter of 2018 proved to be a rocky ride in global equity markets with volatility increasing materially. Global equity markets began to fall swiftly as economic indicators softened across developed markets at the same time most central banks remained determined to continue down the path of monetary tightening. Although emerging markets weathered the fourth quarter’s global sell-off relatively well, they still lagged developed equities by close to 6% during calendar year 2018. Rising rates and difficult trade negotiations had hit emerging markets earlier in the year.

In a sharp reversal, and despite slowing global growth and cautious forward guidance in corporate earnings reports, developed and emerging equity markets rallied significantly during the first quarter of 2019. The rally was driven by promising progress on trade negotiations, a solid fourth quarter 2018 earnings season and the U.S. Federal Reserve’s (“Fed”) increasing flexibility over the future interest rate policy and balance sheet reductions. In the first quarter of 2019, China led the rally in emerging market equities, as investors anticipated a U.S.-China trade resolution. Improved manufacturing reports and the news that the index provider MSCI plans to increase the China-A share weight in its equity indexes provided more tailwinds for Chinese equities.

The Mercer Global Low Volatility Equity Fund returned 6.92%, outperforming the MSCI World Index by 4.01% for the 12-month period ended March 31, 2019. The Fund’s defensive posture — lower beta and volatility — led to significant outperformance during the market sell-off in Q4 2018. During the Q1 2019 market rally, the Fund underperformed only moderately, thus preserving its positive active return for the fiscal year.

The Martingale strategy, which provides U.S. large cap exposure for the Fund, outperformed Russell 1000 Index by 1.65%. The defensive nature of the strategy led to a strong outperformance during the 2018 year-end sell-off. This helped to secure positive relative return for the fiscal year despite the fact that the strategy lagged in performance during periods of market rally in Q2 of 2018 and Q1 of 2019. From a style perspective, the main contributors to the outperformance were having lower beta and being overweight to higher dividend yield stocks. Martingale held overweight positions in defensive sectors such as health care, real estate and utilities, as well as IT services and software industries, and held underweight positions in banks, which were contributing factors to outperformance. An overweight allocation to mid-capitalization stocks as well as weak security selection within information technology and consumer discretionary sectors were the largest detractors from relative performance.

Mercer Global Low Volatility Equity Fund

The Acadian strategy, which provides international equity exposure for the Fund, outperformed the MSCI World ex US Index by 0.69%. The defensive nature of the strategy led to an outperformance during the 2018 year-end sell-off. Although the strategy lagged during the periods of market rally, it finished the fiscal year with positive relative performance. The main contributor to outperformance was lower beta. In addition, being overweight to defensive sectors such as health care and utilities and underweight to cyclical sectors such as automobiles and capital goods added to outperformance. An overweight allocation to mid-capitalization stocks as well weak security selection within the retail and material and mining industries were the largest detractors from relative performance.

During the period when MFG was in the Fund, it significantly outperformed its benchmark, MSCI World. The outperformance was driven by lower beta achieved through large cash allocation, significant overweight to information technology sector as well as strong security selection.

Wellington was added to the Fund on December 19, 2018. Since inception until March 31, 2019, it outperformed its benchmark, MSCI World, by 2.97%. The outperformance came predominately from strong security selection in the industrials, health care, materials, and real estate sectors. Not holding bank stocks, one of the worst performing sub-sectors, also added to the positive relative performance. Security selection within utilities, an underweight allocation to information technology, and an overweight allocation to mid-capitalization stocks detracted from relative performance.

Veritas was added to the Fund on December 19, 2018. Since inception until March 31, 2019, it underperformed its benchmark, MSCI World, by 1.35%. Allocation to cash, and being overweight to health care and media industries detracted from the performance. Being underweight to Japan, as well as strong security selection in communications services, consumer staples, industrials and financials contributed positively to the performance.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2019

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2019

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2019. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	COMMON STOCKS — 95.2%

	Aerospace & Defense — 0.5%
23,109	Spirit AeroSystems Holdings, Inc. Class A	2,115,167

	Agriculture — 0.3%
15,920	Altria Group, Inc.	914,286
1,087	Philip Morris International, Inc.	96,080

		1,010,366

	Airlines — 2.0%
55,103	American Airlines Group, Inc.	1,750,071
58,282	Delta Air Lines, Inc.	3,010,265
19,412	Southwest Airlines Co.	1,007,677
26,515	United Continental Holdings, Inc.*	2,115,367

		7,883,380

	Apparel — 2.0%
20,897	Canada Goose Holdings, Inc.* ‡	1,003,474
29,150	LVMH Moet Hennessy Louis Vuitton SE, ADR‡	2,148,647
46,897	NIKE, Inc. Class B	3,949,196
5,038	Ralph Lauren Corp. Class A	653,328

		7,754,645

	Auto Manufacturers — 0.9%
61,503	General Motors Co.	2,281,761
18,165	PACCAR, Inc.	1,237,763

		3,519,524

	Auto Parts & Equipment — 0.6%
14,865	Goodyear Tire & Rubber Co. (The)	269,800
39,894	Magna International, Inc. Class A	1,942,439

		2,212,239

	Banks — 5.1%
181,600	Banco Santander SA, ADR‡	840,808
79,491	Bank of America Corp.	2,193,157
4,051	BB&T Corp.	188,493
119,464	Citigroup, Inc.	7,433,050
38,849	Citizens Financial Group, Inc.	1,262,593
15,663	Comerica, Inc.	1,148,411
108,259	Fifth Third Bancorp	2,730,292
19,550	JPMorgan Chase & Co.	1,979,046
135,363	Regions Financial Corp.	1,915,386
4,005	Wells Fargo & Co.	193,522

		19,884,758

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Beverages — 3.9%
50,550	Anheuser-Busch InBev SA, ADR‡	4,244,683
110,717	Coca-Cola Co. (The)	5,188,199
9,948	Diageo Plc, ADR‡	1,627,592
20,800	Molson Coors Brewing Co. Class B	1,240,720
15,820	Monster Beverage Corp.*	863,456
16,164	PepsiCo, Inc.	1,980,898

		15,145,548

	Biotechnology — 2.1%
14,557	Alexion Pharmaceuticals, Inc.*	1,967,815
15,090	Amgen, Inc.	2,866,798
14,312	Exact Sciences Corp.* ‡	1,239,706
8,800	Gilead Sciences, Inc.	572,088
5,324	Illumina, Inc.*	1,654,114

		8,300,521

	Building Materials — 0.2%
23,660	Masco Corp.	930,075

	Chemicals — 1.3%
14,920	DowDuPont, Inc.	795,385
11,600	Eastman Chemical Co.	880,208
24,000	Huntsman Corp.	539,760
12,052	Mosaic Co. (The)	329,140
5,905	Sherwin-Williams Co. (The)	2,543,343

		5,087,836

	Commercial Services — 2.9%
24,439	New Oriental Education & Technology Group, Inc., ADR*	2,201,710
20,710	PayPal Holdings, Inc.*	2,150,526
24,173	Quanta Services, Inc.	912,289
14,624	Robert Half International, Inc.	952,900
7,297	S&P Global, Inc.	1,536,383
26,828	Square, Inc. Class A*	2,009,954
77,350	Weight Watchers International, Inc.* ‡	1,558,602

		11,322,364

	Computers — 1.4%
3,193	Apple, Inc.	606,510
17,959	Cognizant Technology Solutions Corp. Class A	1,301,130
63,730	HP, Inc.	1,238,274
12,542	NetApp, Inc.	869,662
30,056	Seagate Technology Plc	1,439,382

		5,454,958

	Cosmetics & Personal Care — 0.2%
13,845	Colgate-Palmolive Co.	948,936

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Distribution & Wholesale — 0.3%
25,781	HD Supply Holdings, Inc.*	1,117,606

	Diversified Financial Services — 6.1%
109,101	Ally Financial, Inc.	2,999,187
14,600	American Express Co.	1,595,780
28,029	Ameriprise Financial, Inc.	3,590,515
128,166	Charles Schwab Corp. (The)	5,480,378
14,925	Discover Financial Services	1,062,063
15,900	E*TRADE Financial Corp.	738,237
35,873	Franklin Resources, Inc.‡	1,188,831
39,200	Invesco, Ltd.	756,952
3,368	Mastercard, Inc. Class A	792,996
49,300	SLM Corp.	488,563
31,137	Synchrony Financial	993,270
4,092	T. Rowe Price Group, Inc.	409,691
15,348	Visa, Inc. Class A‡	2,397,204
69,015	Western Union Co. (The)‡	1,274,707

		23,768,374

	Electric — 0.7%
58,848	AES Corp.	1,063,972
28,962	Exelon Corp.	1,451,865
3,360	NRG Energy, Inc.	142,733

		2,658,570

	Electrical Components & Equipment — 0.2%
7,267	AMETEK, Inc.	602,943

	Electronics — 0.5%
10,117	Agilent Technologies, Inc.	813,205
698	Mettler-Toledo International, Inc.*	504,654
1,996	Waters Corp.*	502,413

		1,820,272

	Food — 2.8%
56,804	Conagra Brands, Inc.	1,575,743
651	Hershey Co. (The)	74,754
63,563	Kroger Co. (The)	1,563,650
43,200	Nestle SA, ADR	4,117,824
17,673	Sysco Corp.	1,179,850
31,289	Tyson Foods, Inc. Class A	2,172,395

		10,684,216

	Health Care - Products — 1.6%
6,154	Align Technology, Inc.*	1,749,767
8,170	Edwards Lifesciences Corp.*	1,563,166
11,489	IDEXX Laboratories, Inc.*	2,568,940

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Health Care - Products — continued
3,600	Zimmer Biomet Holdings, Inc.	459,720

		6,341,593

	Health Care - Services — 1.0%
14,192	Centene Corp.*	753,595
4,128	DaVita, Inc.*	224,109
968	HCA Healthcare, Inc.	126,208
4,557	Humana, Inc.	1,212,162
6,808	UnitedHealth Group, Inc.	1,683,346

		3,999,420

	Home Builders — 0.7%
23,600	D.R. Horton, Inc.	976,568
66,468	PulteGroup, Inc.	1,858,445

		2,835,013

	Home Furnishings — 0.0%
774	Whirlpool Corp.	102,857

	Housewares — 0.1%
11,900	Tupperware Brands Corp.	304,402

	Insurance — 2.8%
4,081	Aon Plc	696,627
10,416	Berkshire Hathaway, Inc. Class B*	2,092,470
27,399	Hartford Financial Services Group, Inc. (The)	1,362,278
15,644	Lincoln National Corp.	918,303
81,325	MetLife, Inc.	3,462,005
4,005	Prudential Financial, Inc.	367,979
37,511	Voya Financial, Inc.	1,874,050

		10,773,712

	Internet — 9.5%
14,486	Alibaba Group Holding, Ltd., ADR*	2,642,971
3,603	Alphabet, Inc. Class A*	4,240,335
3,155	Alphabet, Inc. Class C*	3,701,793
1,845	Amazon.com, Inc.*	3,285,484
2,014	Booking Holdings, Inc.*	3,514,249
10,952	CDW Corp.	1,055,444
33,691	Ctrip.com International, Ltd., ADR*	1,471,960
153,153	eBay, Inc.	5,688,102
5,240	Expedia Group, Inc.	623,560
4,417	F5 Networks, Inc.*	693,160
44,412	Facebook, Inc. Class A*	7,403,036
1,527	IAC/InterActiveCorp*	320,838
2,654	MercadoLibre, Inc.*	1,347,515
6,475	VeriSign, Inc.*	1,175,601

		37,164,048

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Iron & Steel — 0.2%
19,190	Steel Dynamics, Inc.	676,831

	Leisure Time — 0.5%
5,600	Carnival Corp.	284,032
32,640	Norwegian Cruise Line Holdings, Ltd.*	1,793,894

		2,077,926

	Lodging — 1.3%
39,338	Marriott International, Inc. Class A	4,920,790

	Machinery - Diversified — 0.6%
19,693	Cognex Corp.	1,001,586
6,941	Dover Corp.	651,066
4,799	Rockwell Automation, Inc.	842,032

		2,494,684

	Media — 3.5%
20,182	CBS Corp. Class B	959,251
1,221	Charter Communications, Inc. Class A*	423,577
116,950	Comcast Corp. Class A	4,675,661
20,767	Viacom, Inc. Class B	582,930
62,710	Walt Disney Co. (The)	6,962,691

		13,604,110

	Mining — 0.4%
38,700	Freeport-McMoRan, Inc.	498,843
26,400	Newmont Mining Corp.	944,328

		1,443,171

	Miscellaneous - Manufacturing — 0.1%
9,140	Textron, Inc.	463,032

	Oil & Gas — 5.5%
29,067	Anadarko Petroleum Corp.	1,321,967
58,673	BP Plc, ADR	2,565,183
78,900	Canadian Natural Resources, Ltd.	2,169,750
14,093	Chevron Corp.	1,735,976
55,564	ConocoPhillips	3,708,341
2,592	Devon Energy Corp.	81,803
3,247	Hess Corp.	195,567
9,548	HollyFrontier Corp.	470,430
48,509	Marathon Petroleum Corp.	2,903,264
29,740	Phillips 66	2,830,356
4,813	Pioneer Natural Resources Co.	732,924
10,100	Royal Dutch Shell Plc Class B, ADR	645,895
23,134	Valero Energy Corp.	1,962,457

		21,323,913

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Oil & Gas Services — 0.7%
22,100	Halliburton Co.	647,530
45,800	Schlumberger, Ltd.	1,995,506

		2,643,036

	Packaging & Containers — 0.9%
19,800	Crown Holdings, Inc.*	1,080,486
6,359	Packaging Corp. of America	631,957
39,659	Sealed Air Corp.	1,826,694

		3,539,137

	Pharmaceuticals — 4.9%
3,893	AbbVie, Inc.	313,737
1,995	Allergan Plc	292,088
59,607	Bristol-Myers Squibb Co.	2,843,850
34,818	Cardinal Health, Inc.	1,676,487
18,800	CVS Health Corp.	1,013,884
13,400	Horizon Pharma Plc*	354,162
3,900	Jazz Pharmaceuticals Plc*	557,505
23,292	Johnson & Johnson	3,255,989
7,061	McKesson Corp.	826,561
24,837	Merck & Co., Inc.	2,065,693
19,300	Mylan NV*	546,962
80,403	Pfizer, Inc.	3,414,715
6,140	Sarepta Therapeutics, Inc.* ‡	731,826
9,640	Zoetis, Inc.	970,459

		18,863,918

	Private Equity — 0.9%
45,020	Blackstone Group, LP (The)*	1,574,349
89,030	KKR & Co., Inc. Class A‡	2,091,315

		3,665,664

	Real Estate — 0.3%
26,746	CBRE Group, Inc. Class A*	1,322,590

	REITS — 0.5%
5,662	Apartment Investment & Management Co. REIT Class A	284,742
6,230	SBA Communications Corp. REIT*	1,243,882
27,700	Two Harbors Investment Corp. REIT	374,781

		1,903,405

	Retail — 9.7%
443	AutoZone, Inc.*	453,685
27,793	Best Buy Co., Inc.	1,974,971
16,600	Darden Restaurants, Inc.	2,016,402
13,725	Dunkin’ Brands Group, Inc.	1,030,747
7,753	Foot Locker, Inc.	469,832
24,615	Home Depot, Inc. (The)	4,723,372

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Retail — continued
11,371	Kohl’s Corp.	781,984
1,910	Lululemon Athletica, Inc.*	312,992
24,125	McDonald’s Corp.	4,581,337
42,490	Starbucks Corp.	3,158,707
23,325	Tiffany & Co.‡	2,461,954
6,430	Ulta Salon Cosmetics & Fragrance, Inc.*	2,242,334
9,736	Walgreens Boots Alliance, Inc.	615,997
46,850	Walmart, Inc.	4,569,280
71,300	Williams-Sonoma, Inc.‡	4,012,051
44,293	Yum! Brands, Inc.	4,420,884

		37,826,529

	Semiconductors — 2.8%
53,261	Applied Materials, Inc.	2,112,331
4,889	Intel Corp.	262,539
5,900	IPG Photonics Corp.* ‡	895,502
9,598	KLA-Tencor Corp.	1,146,097
1,299	Lam Research Corp.	232,534
14,900	Marvell Technology Group, Ltd.	296,361
36,509	Micron Technology, Inc.*	1,508,917
19,212	NVIDIA Corp.	3,449,707
3,615	NXP Semiconductors NV	319,530
12,580	QUALCOMM, Inc.	717,438

		10,940,956

	Shipbuilding — 0.3%
5,363	Huntington Ingalls Industries, Inc.	1,111,214

	Software — 7.5%
36,032	Activision Blizzard, Inc.	1,640,537
8,302	Adobe, Inc.*	2,212,400
4,296	ANSYS, Inc.*	784,922
15,068	Cadence Design Systems, Inc.*	956,969
16,144	CDK Global, Inc.	949,590
9,603	Cerner Corp.*	549,388
37,749	Citrix Systems, Inc.	3,762,065
6,582	Electronic Arts, Inc.*	668,929
6,135	Intuit, Inc.	1,603,750
57,351	Microsoft Corp.	6,763,977
13,128	MSCI, Inc. Class A	2,610,371
7,072	Oracle Corp.	379,837
15,514	salesforce.com, Inc.*	2,456,952
8,618	ServiceNow, Inc.*	2,124,251
13,610	Splunk, Inc.*	1,695,806
1,597	Synopsys, Inc.*	183,895

		29,343,639

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Telecommunications — 3.4%
66,000	AT&T, Inc.	2,069,760
83,097	Cisco Systems, Inc.	4,486,407
45,387	Corning, Inc.	1,502,310
104,573	Juniper Networks, Inc.	2,768,047
1,450	Rogers Communications, Inc. Class B	78,039
14,013	T-Mobile US, Inc.*	968,298
23,441	Verizon Communications, Inc.	1,386,067

		13,258,928

	Textiles — 0.3%
8,300	Mohawk Industries, Inc.*	1,047,045

	Transportation — 0.9%
6,842	CSX Corp.	511,918
14,433	Expeditors International of Washington, Inc.	1,095,465
10,261	Union Pacific Corp.	1,715,639

		3,323,022

	Trucking & Leasing — 0.3%
23,700	AerCap Holdings NV*	1,102,998

	TOTAL COMMON STOCKS (COST $337,514,954)	370,639,881

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.7%

	Mutual Fund - Securities Lending Collateral — 1.6%
6,158,462	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## ***	6,158,462

	U.S. Government and Agency Obligations — 0.1%
600,000	United States Treasury Bill, 2.41%, due 09/12/19** ‡‡	593,543

	TOTAL SHORT-TERM INVESTMENTS (COST $6,751,777)	6,752,005

	TOTAL INVESTMENTS — 96.9% (Cost $344,266,731)	377,391,886

	Other Assets and Liabilities (net) — 3.1%	12,023,012

	NET ASSETS — 100.0%	$389,414,898

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7 day net yield as of March 31, 2019.

*	Non-income producing security

**	All or a portion of this security is pledged for open futures collateral.

***	Represents an investment of securities lending cash collateral.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
100	S&P 500 E-mini Index	Jun 2019	$14,189,000	$165,846
6	S&P Mid 400 E-mini Index	Jun 2019	1,140,600	11,387

				$177,233

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.2
Futures Contracts	0.0
Short-Term Investments	1.7
Other Assets and Liabilities (net)	3.1

100.0%

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	COMMON STOCKS — 95.5%

	Aerospace & Defense — 1.5%
23,713	HEICO Corp.	2,249,652
34,100	Spirit AeroSystems Holdings, Inc. Class A	3,121,173
12,585	Teledyne Technologies, Inc.*	2,982,771
7,214	TransDigm Group, Inc.*	3,275,084
79,471	Wesco Aircraft Holdings, Inc.*	698,550

		12,327,230

	Agriculture — 0.1%
52,472	Darling Ingredients, Inc.*	1,136,019

	Airlines — 0.8%
22,100	Alaska Air Group, Inc.	1,240,252
111,000	JetBlue Airways Corp.*	1,815,960
63,940	SkyWest, Inc.	3,471,303

		6,527,515

	Apparel — 1.5%
22,200	Capri Holdings, Ltd.*	1,015,650
31,425	Carter’s, Inc.	3,167,326
17,459	Columbia Sportswear Co.	1,818,879
10,150	Ralph Lauren Corp. Class A	1,316,252
100,714	Skechers U.S.A., Inc. Class A*	3,384,997
55,139	Under Armour, Inc. Class A*	1,165,638

		11,868,742

	Auto Manufacturers — 0.2%
93,900	Wabash National Corp.	1,272,345

	Auto Parts & Equipment — 1.8%
38,200	Allison Transmission Holdings, Inc.	1,715,944
29,204	Altra Industrial Motion Corp.	906,784
64,700	American Axle & Manufacturing Holdings, Inc.*	925,857
30,100	BorgWarner, Inc.	1,156,141
8,800	Cooper-Standard Holdings, Inc.*	413,248
126,046	Delphi Technologies Plc	2,427,646
61,600	Goodyear Tire & Rubber Co. (The)	1,118,040
6,800	Lear Corp.	922,828
73,200	Meritor, Inc.*	1,489,620
27,700	Tenneco, Inc. Class A	613,832
39,700	Tower International, Inc.	834,891
9,175	Visteon Corp.*	617,937
7,034	WABCO Holdings, Inc.*	927,292

		14,070,060

	Banks — 5.1%
46,000	Associated Banc-Corp.	982,100
52,700	BankUnited, Inc.	1,760,180

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Banks — continued
35,727	Chemical Financial Corp.	1,470,523
40,300	CIT Group, Inc.	1,933,191
24,232	Columbia Banking System, Inc.	792,144
47,440	East-West Bancorp, Inc.	2,275,697
120,631	First BanCorp/Puerto Rico	1,382,431
145,700	First Horizon National Corp.	2,036,886
18,923	First Interstate BancSystem, Inc. Class A	753,514
39,691	Glacier Bancorp, Inc.	1,590,418
48,700	Hanmi Financial Corp.	1,035,849
91,700	Hope Bancorp, Inc.	1,199,436
40,779	Pinnacle Financial Partners, Inc.	2,230,611
21,100	Popular, Inc.	1,099,943
16,000	Preferred Bank/Los Angeles CA	719,520
154,500	Regions Financial Corp.	2,186,175
19,130	Signature Bank/New York NY	2,449,979
6,632	SVB Financial Group*	1,474,692
119,400	TCF Financial Corp.	2,470,386
29,607	Texas Capital Bancshares, Inc.*	1,616,246
15,972	UMB Financial Corp.	1,022,847
37,981	Webster Financial Corp.	1,924,497
79,965	Western Alliance Bancorp*	3,281,764
62,700	Zions Bancorp NA	2,847,207

		40,536,236

	Biotechnology — 2.6%
53,770	Acceleron Pharma, Inc.* ‡	2,504,069
22,690	Alnylam Pharmaceuticals, Inc.* ‡	2,120,381
7,873	Argenx SE, ADR* ‡	982,865
16,670	Bio-Rad Laboratories, Inc. Class A*	5,095,686
28,737	Blueprint Medicines Corp.*	2,300,397
58,100	Innoviva, Inc.*	815,143
113,010	Medicines Co. (The)* ‡	3,158,629
14,677	Sage Therapeutics, Inc.*	2,334,377
13,700	United Therapeutics Corp.*	1,607,969

		20,919,516

	Building Materials — 1.6%
16,900	Apogee Enterprises, Inc.	633,581
49,124	Eagle Materials, Inc.	4,141,153
13,115	Lennox International, Inc.	3,467,606
14,841	Louisiana-Pacific Corp.	361,824
26,500	Owens Corning	1,248,680
87,353	Summit Materials, Inc. Class A* ‡	1,386,292
42,743	US Concrete, Inc.*	1,770,415

		13,009,551

	Chemicals — 3.3%
43,353	Cabot Corp.	1,804,785
13,100	Celanese Corp.	1,291,791

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Chemicals — continued
46,300	Chemours Co. (The)	1,720,508
26,400	Eastman Chemical Co.	2,003,232
258,361	Huntsman Corp.	5,810,539
21,340	Ingevity Corp.*	2,253,717
5,088	Methanex Corp.	289,304
105,003	Orion Engineered Carbons SA	1,994,007
13,130	Quaker Chemical Corp.	2,630,333
60,021	RPM International, Inc.	3,483,619
34,090	W.R. Grace & Co.	2,660,384
7,294	Westlake Chemical Corp.	494,971

		26,437,190

	Coal — 0.1%
8,600	Arch Coal, Inc. Class A‡	784,922

	Commercial Services — 7.4%
21,732	Adtalem Global Education, Inc.*	1,006,626
87,113	Booz Allen Hamilton Holding Corp. Class A	5,064,750
14,974	Bright Horizons Family Solutions, Inc.*	1,903,345
45,336	Cardtronics Plc Class A*	1,613,055
10,966	CoStar Group, Inc.*	5,114,762
17,692	Equifax, Inc.	2,096,502
48,330	Evo Payments, Inc. Class A* ‡	1,403,987
34,659	Gartner, Inc.*	5,257,077
29,904	Global Payments, Inc.	4,082,494
20,012	Grand Canyon Education, Inc.*	2,291,574
23,951	Green Dot Corp. Class A*	1,452,628
75,943	Laureate Education, Inc. Class A*	1,136,867
9,425	LSC Communications, Inc.	61,545
29,000	ManpowerGroup, Inc.	2,398,010
25,078	MarketAxess Holdings, Inc.	6,171,194
7,072	Morningstar, Inc.	891,001
71,087	Nielsen Holdings Plc	1,682,629
20,803	Paylocity Holding Corp.*	1,855,420
100,074	Ritchie Bros Auctioneers, Inc.	3,402,516
25,133	RR Donnelley & Sons Co.	118,628
45,380	Total System Services, Inc.	4,311,554
53,335	TransUnion	3,564,911
9,964	WEX, Inc.*	1,912,988

		58,794,063

	Computers — 2.2%
22,931	EPAM Systems, Inc.*	3,878,320
37,270	Fortinet, Inc.*	3,129,562
11,469	Leidos Holdings, Inc.	735,048
34,110	Lumentum Holdings, Inc.* ‡	1,928,580
63,100	NCR Corp.* ‡	1,721,999
92,780	Pure Storage, Inc. Class A* ‡	2,021,676
43,539	Rapid7, Inc.*	2,203,509

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Computers — continued
42,200	Seagate Technology Plc	2,020,958

		17,639,652

	Distribution & Wholesale — 1.3%
29,592	Dorman Products, Inc.*	2,606,759
24,781	KAR Auction Services, Inc.	1,271,513
19,458	Pool Corp.	3,209,986
25,400	ScanSource, Inc.*	909,828
17,564	SiteOne Landscape Supply, Inc.* ‡	1,003,783
32,500	Triton International, Ltd.	1,010,750

		10,012,619

	Diversified Financial Services — 2.8%
109,269	Ally Financial, Inc.	3,003,805
27,137	Artisan Partners Asset Management, Inc. Class A	683,038
30,700	Deluxe Corp.	1,342,204
25,822	E*TRADE Financial Corp.	1,198,915
18,000	Federal Agricultural Mortgage Corp. Class C	1,303,740
88,109	Jefferies Financial Group, Inc.	1,655,568
30,600	Lazard, Ltd. Class A	1,105,884
39,200	Legg Mason, Inc.	1,072,904
26,630	LPL Financial Holdings, Inc.	1,854,780
96,000	Navient Corp.	1,110,720
71,841	OneMain Holdings, Inc.	2,280,952
33,035	Raymond James Financial, Inc.	2,656,344
128,942	SLM Corp.	1,277,815
73,600	Western Union Co. (The)‡	1,359,392

		21,906,061

	Electric — 1.1%
58,700	AES Corp.	1,061,296
27,000	Entergy Corp.	2,582,010
45,452	OGE Energy Corp.	1,959,890
38,937	Portland General Electric Co.	2,018,494
42,162	PPL Corp.	1,338,222

		8,959,912

	Electrical Components & Equipment — 0.2%
33,893	Generac Holdings, Inc.*	1,736,338

	Electronics — 2.6%
29,824	Advanced Energy Industries, Inc.*	1,481,656
21,700	Arrow Electronics, Inc.*	1,672,202
22,700	Avnet, Inc.	984,499
37,000	Flex, Ltd.*	370,000
30,570	FLIR Systems, Inc.	1,454,521
44,000	Jabil, Inc.	1,169,960
21,223	Keysight Technologies, Inc.*	1,850,646

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Electronics — continued
3,763	Mettler-Toledo International, Inc.*	2,720,649
31,323	National Instruments Corp.	1,389,488
43,100	Sanmina Corp.*	1,243,435
18,578	Sensata Technologies Holding Plc*	836,381
7,906	SYNNEX Corp.	754,153
43,527	Trimble, Inc.*	1,758,491
68,200	TTM Technologies, Inc.*	799,986
117,800	Vishay Intertechnology, Inc.‡	2,175,766

		20,661,833

	Energy-Alternate Sources — 0.1%
10,800	First Solar, Inc.*	570,672

	Engineering & Construction — 0.6%
61,880	Exponent, Inc.	3,571,714
11,389	Fluor Corp.	419,115
9,609	TopBuild Corp.*	622,855

		4,613,684

	Entertainment — 1.6%
31,690	Eldorado Resorts, Inc.*	1,479,606
36,700	Live Nation Entertainment, Inc.* ‡	2,331,918
8,338	Madison Square Garden Co. (The) Class A*	2,444,118
62,647	Penn National Gaming, Inc.*	1,259,205
31,340	Six Flags Entertainment Corp.	1,546,629
16,916	Vail Resorts, Inc.	3,675,847

		12,737,323

	Environmental Control — 0.2%
80,600	Covanta Holding Corp.	1,395,186

	Food — 1.4%
22,700	Ingles Markets, Inc. Class A	626,974
21,264	Ingredion, Inc.	2,013,488
12,460	JM Smucker Co. (The)	1,451,590
70,857	Nomad Foods, Ltd.*	1,449,026
40,460	Performance Food Group Co.*	1,603,834
64,700	Pilgrim’s Pride Corp.*	1,442,163
29,600	SpartanNash Co.	469,752
56,665	Sprouts Farmers Market, Inc.*	1,220,564
9,424	US Foods Holding Corp.*	328,992
18,909	Weis Markets, Inc.	771,676

		11,378,059

	Forest Products & Paper — 0.2%
20,500	Clearwater Paper Corp.*	399,340
35,400	Schweitzer-Mauduit International, Inc.	1,370,688

		1,770,028

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Gas — 0.3%
33,300	National Fuel Gas Co.‡	2,029,968

	Hand & Machine Tools — 0.5%
19,509	Lincoln Electric Holdings, Inc.	1,636,220
24,900	Regal Beloit Corp.	2,038,563

		3,674,783

	Health Care - Products — 3.4%
22,366	Globus Medical, Inc. Class A*	1,105,104
31,542	Haemonetics Corp.*	2,759,294
11,271	ICU Medical, Inc.*	2,697,488
29,061	Insulet Corp.* ‡	2,763,411
63,100	Lantheus Holdings, Inc.*	1,544,688
8,645	LivaNova Plc*	840,726
28,960	Merit Medical Systems, Inc.*	1,790,597
6,564	Penumbra, Inc.* ‡	964,974
46,940	STERIS Plc	6,009,728
41,394	West Pharmaceutical Services, Inc.	4,561,619
66,780	Wright Medical Group NV* ‡	2,100,231

		27,137,860

	Health Care - Services — 1.5%
34,362	Acadia Healthcare Co., Inc.* ‡	1,007,150
54,807	Catalent, Inc.*	2,224,616
16,380	Charles River Laboratories International, Inc.*	2,379,195
10,721	ICON Plc, ADR*	1,464,274
14,089	LHC Group, Inc.*	1,561,907
29,910	Quest Diagnostics, Inc.	2,689,507
3,738	WellCare Health Plans, Inc.*	1,008,326

		12,334,975

	Home Builders — 1.3%
15,123	Cavco Industries, Inc.*	1,777,406
52,322	KB Home	1,264,623
53,136	MDC Holdings, Inc.	1,544,132
134,970	PulteGroup, Inc.	3,773,761
13,200	Thor Industries, Inc.	823,284
60,900	TRI Pointe Group, Inc.*	769,776

		9,952,982

	Home Furnishings — 0.2%
23,400	Ethan Allen Interiors, Inc.	447,642
5,800	Whirlpool Corp.	770,762

		1,218,404

	Household Products & Wares — 0.4%
29,280	Avery Dennison Corp.	3,308,640

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Housewares — 0.4%
44,323	Toro Co. (The)	3,051,195

	Insurance — 3.8%
43,065	Arthur J. Gallagher & Co.	3,363,377
51,900	Assured Guaranty, Ltd.	2,305,917
134,700	CNO Financial Group, Inc.	2,179,446
75,020	Essent Group, Ltd.*	3,259,619
12,400	Everest Re Group, Ltd.	2,677,904
18,600	HCI Group, Inc.	794,778
66,600	Heritage Insurance Holdings, Inc.	972,360
41,625	James River Group Holdings, Ltd.	1,668,330
20,417	Kemper Corp.	1,554,550
42,000	Lincoln National Corp.	2,465,400
170,000	MGIC Investment Corp.*	2,242,300
17,800	Reinsurance Group of America, Inc. Class A	2,527,244
63,300	Universal Insurance Holdings, Inc.	1,962,300
73,600	Unum Group	2,489,888

		30,463,413

	Internet — 1.1%
32,227	Cogent Communications Holdings, Inc.	1,748,315
58,566	Criteo SA, ADR*	1,173,077
5,000	F5 Networks, Inc.*	784,650
40,520	GoDaddy, Inc. Class A*	3,046,699
20,295	Zendesk, Inc.*	1,725,075

		8,477,816

	Investment Companies — 0.4%
57,300	Ares Capital Corp.	982,122
59,200	New Mountain Finance Corp.	803,344
104,525	Oaktree Specialty Lending Corp.	541,439
105,900	Prospect Capital Corp.‡	690,468

		3,017,373

	Iron & Steel — 0.3%
14,000	Reliance Steel & Aluminum Co.	1,263,640
40,300	United States Steel Corp.	785,447

		2,049,087

	Leisure Time — 1.2%
19,100	Brunswick Corp.	961,303
36,900	Harley-Davidson, Inc.‡	1,315,854
66,625	Norwegian Cruise Line Holdings, Ltd.*	3,661,710
29,019	Planet Fitness, Inc. Class A*	1,994,185
18,625	Polaris Industries, Inc.	1,572,509

		9,505,561

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Lodging — 0.1%
14,900	Wyndham Destinations, Inc.	603,301

	Machinery - Construction & Mining — 0.2%
26,400	Oshkosh Corp.	1,983,432

	Machinery - Diversified — 2.2%
53,600	Briggs & Stratton Corp.	634,088
33,536	Cactus, Inc.*	1,193,882
55,863	Cognex Corp.	2,841,192
42,970	Flowserve Corp.	1,939,666
124,404	Gardner Denver Holdings, Inc.*	3,459,675
38,579	Graco, Inc.	1,910,432
11,908	Middleby Corp. (The)* ‡	1,548,397
15,093	Nordson Corp.	2,000,124
27,559	Wabtec Corp.	2,031,650

		17,559,106

	Media — 0.9%
50,343	Altice USA, Inc. Class A	1,081,368
22,900	AMC Networks, Inc. Class A* ‡	1,299,804
137,100	Entercom Communications Corp. Class A‡	719,775
15,874	Nexstar Media Group, Inc. Class A	1,720,265
29,613	Sinclair Broadcast Group, Inc. Class A	1,139,508
67,300	TEGNA, Inc.	948,930

		6,909,650

	Metal Fabricate & Hardware — 0.6%
38,100	Global Brass & Copper Holdings, Inc.	1,312,164
20,075	RBC Bearings, Inc.*	2,552,938
28,375	Sun Hydraulics Corp.	1,319,721

		5,184,823

	Mining — 0.5%
118,552	Goldcorp, Inc.	1,356,235
442,981	Kinross Gold Corp.*	1,523,855
78,618	Pan American Silver Corp.	1,041,688

		3,921,778

	Miscellaneous - Manufacturing — 1.2%
13,113	AptarGroup, Inc.	1,395,092
31,810	Crane Co.	2,691,762
57,742	Hexcel Corp.	3,993,437
35,700	Trinseo SA	1,617,210

		9,697,501

	Multi-National — 0.1%
33,800	Banco Latinoamericano de Comercio Exterior SA	673,296

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Office & Business Equipment — 0.8%
93,800	Pitney Bowes, Inc.	644,406
47,000	Xerox Corp.	1,503,060
21,590	Zebra Technologies Corp. Class A*	4,523,753

		6,671,219

	Oil & Gas — 3.3%
141,988	Cabot Oil & Gas Corp.	3,705,887
148,233	Callon Petroleum Co.* ‡	1,119,159
62,900	Carrizo Oil & Gas, Inc.* ‡	784,363
57,678	Delek US Holdings, Inc.	2,100,633
34,455	Diamondback Energy, Inc.	3,498,216
117,600	Gulfport Energy Corp.*	943,152
25,200	HollyFrontier Corp.	1,241,604
37,300	Laredo Petroleum, Inc.*	115,257
61,343	Matador Resources Co.* ‡	1,185,760
146,969	Parsley Energy, Inc. Class A*	2,836,502
153,819	PBF Energy, Inc. Class A	4,789,923
190,000	Southwestern Energy Co.* ‡	891,100
134,000	SRC Energy, Inc.*	686,080
117,500	W&T Offshore, Inc.*	810,750
134,370	WPX Energy, Inc.*	1,761,591

		26,469,977

	Oil & Gas Services — 0.3%
12,513	Dril-Quip, Inc.* ‡	573,721
68,800	McDermott International, Inc.* ‡	511,872
93,149	Superior Energy Services, Inc.*	435,006
28,800	US Silica Holdings, Inc.‡	499,968

		2,020,567

	Packaging & Containers — 0.9%
37,886	Berry Global Group, Inc.*	2,040,919
74,600	Owens-Illinois, Inc.	1,415,908
16,400	Packaging Corp. of America	1,629,832
47,900	WestRock Co.	1,836,965

		6,923,624

	Pharmaceuticals — 4.5%
28,195	Aerie Pharmaceuticals, Inc.*	1,339,263
24,290	Agios Pharmaceuticals, Inc.* ‡	1,638,118
42,037	Amneal Pharmaceuticals, Inc.* ‡	595,664
11,489	Ascendis Pharma AS, ADR*	1,352,255
57,300	Clovis Oncology, Inc.*	1,422,186
32,811	G1 Therapeutics, Inc.*	544,663
39,168	Horizon Pharma Plc*	1,035,210
42,838	Jazz Pharmaceuticals Plc*	6,123,692
50,275	Lannett Co., Inc.* ‡	395,664
36,800	Mallinckrodt Plc* ‡	800,032

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Pharmaceuticals — continued
64,876	Mylan NV*	1,838,586
55,680	Neurocrine Biosciences, Inc.*	4,905,408
53,800	Owens & Minor, Inc.	220,580
19,136	PRA Health Sciences, Inc.*	2,110,509
58,081	Premier, Inc. Class A*	2,003,214
20,695	Sarepta Therapeutics, Inc.* ‡	2,466,637
668,191	TherapeuticsMD, Inc.*	3,254,090
60,858	Zogenix, Inc.* ‡	3,347,799

		35,393,570

	Pipelines — 0.2%
19,299	Cheniere Energy, Inc.*	1,319,280

	Real Estate — 0.2%
217,148	Newmark Group, Inc. Class A	1,811,014

	REITS — 6.9%
60,911	American Campus Communities, Inc. REIT	2,898,145
253,100	Annaly Capital Management, Inc. REIT	2,528,469
80,900	Brixmor Property Group, Inc. REIT	1,486,133
163,500	Cedar Realty Trust, Inc. REIT	555,900
99,300	Chimera Investment Corp. REIT‡	1,860,882
104,500	City Office, Inc. REIT	1,181,895
43,300	CoreCivic, Inc. REIT	842,185
16,211	CoreSite Realty Corp. REIT	1,734,901
102,513	Easterly Government Properties, Inc. REIT	1,846,259
109,500	Franklin Street Properties Corp. REIT	787,305
35,400	Gaming and Leisure Properties, Inc. REIT	1,365,378
76,000	Hospitality Properties Trust REIT	1,999,560
48,140	Industrial Logistics Properties Trust REIT	970,984
203,400	Lexington Realty Trust REIT	1,842,804
35,100	Mack-Cali Realty Corp. REIT	779,220
116,500	Medical Properties Trust, Inc. REIT	2,156,415
14,981	Mid-America Apartment Communities, Inc. REIT	1,637,873
39,583	Office Properties Income Trust REIT	1,094,074
105,470	Physicians Realty Trust REIT	1,983,891
95,600	Piedmont Office Realty Trust, Inc. REIT Class A	1,993,260
56,600	Preferred Apartment Communities, Inc. REIT Class A‡	838,812
67,480	QTS Realty Trust, Inc. REIT Class A‡	3,035,925
6,248	Retail Value, Inc. REIT	194,750
69,400	RLJ Lodging Trust REIT	1,219,358
52,300	Sabra Healthcare, Inc. REIT	1,018,281
139,600	Senior Housing Properties Trust REIT	1,644,488
81,300	SITE Centers Corp. REIT	1,107,306
20,100	Spirit Realty Capital, Inc. REIT	798,573
89,900	Starwood Property Trust, Inc. REIT	2,009,265
230,063	Summit Hotel Properties, Inc. REIT	2,625,019
43,853	Sun Communities, Inc. REIT	5,197,458
221,500	VEREIT, Inc. REIT	1,853,955

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	REITS — continued
70,800	Xenia Hotels & Resorts, Inc. REIT	1,551,228

		54,639,951

	Retail — 4.5%
35,400	American Eagle Outfitters, Inc.	784,818
28,807	BJ’s Restaurants, Inc.	1,361,995
33,400	Bloomin’ Brands, Inc.	683,030
34,877	Burlington Stores, Inc.*	5,464,528
8,219	Casey’s General Stores, Inc.	1,058,361
16,100	Children’s Place (The), Inc.‡	1,566,208
17,260	Dave & Buster’s Entertainment, Inc.	860,756
44,300	Dick’s Sporting Goods, Inc.‡	1,630,683
16,800	Dillard’s, Inc. Class A‡	1,209,936
48,314	Five Below, Inc.*	6,003,015
39,400	Foot Locker, Inc.	2,387,640
69,438	Gap, Inc. (The)	1,817,887
28,200	Kohl’s Corp.	1,939,314
15,560	Lithia Motors, Inc. Class A‡	1,443,190
62,160	Michaels Cos., Inc. (The)* ‡	709,867
285,900	Office Depot, Inc.	1,037,817
13,000	Signet Jewelers, Ltd.	353,080
47,400	Sonic Automotive, Inc. Class A‡	701,994
59,912	Texas Roadhouse, Inc. Class A	3,725,927
23,900	Williams-Sonoma, Inc.‡	1,344,853

		36,084,899

	Savings & Loans — 0.1%
33,800	Berkshire Hills Bancorp, Inc.	920,712

	Semiconductors — 2.3%
26,400	Diodes, Inc.*	916,080
53,100	Entegris, Inc.‡	1,895,139
60,700	Kulicke & Soffa Industries, Inc.	1,342,077
90,540	Marvell Technology Group, Ltd.	1,800,841
242,140	ON Semiconductor Corp.*	4,980,820
18,850	Power Integrations, Inc.	1,318,369
23,016	Semtech Corp.*	1,171,744
34,480	Silicon Laboratories, Inc.*	2,788,053
52,548	Teradyne, Inc.	2,093,512

		18,306,635

	Shipbuilding — 0.3%
10,900	Huntington Ingalls Industries, Inc.	2,258,480

	Software — 7.5%
12,378	ANSYS, Inc.*	2,261,584
104,117	Black Knight, Inc.*	5,674,377
11,597	Bottomline Technologies, Inc.*	580,894

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Software — continued
12,327	Broadridge Financial Solutions, Inc.	1,278,187
27,010	Ceridian HCM Holding, Inc.*	1,385,613
92,850	Cloudera, Inc.*	1,015,779
12,099	CommVault Systems, Inc.*	783,289
28,347	Covetrus, Inc.*	902,852
30,230	Envestnet, Inc.*	1,976,740
13,881	Everbridge, Inc.* ‡	1,041,214
91,373	Evolent Health, Inc. Class A*	1,149,472
21,860	First Data Corp. Class A*	574,262
52,834	Guidewire Software, Inc.*	5,133,351
12,628	HubSpot, Inc.* ‡	2,098,900
19,277	j2 Global, Inc.‡	1,669,388
4,104	Jack Henry & Associates, Inc.	569,389
21,783	Medidata Solutions, Inc.* ‡	1,595,387
8,824	MSCI, Inc. Class A	1,754,564
17,010	New Relic, Inc.*	1,678,887
122,071	Nuance Communications, Inc.*	2,066,662
22,790	PTC, Inc.*	2,100,782
54,250	RealPage, Inc.* ‡	3,292,433
18,045	Splunk, Inc.*	2,248,407
51,822	SS&C Technologies Holdings, Inc.	3,300,543
55,693	Talend SA, ADR*	2,816,395
15,350	Twilio, Inc. Class A* ‡	1,982,913
14,743	Tyler Technologies, Inc.*	3,013,469
13,323	Ultimate Software Group, Inc. (The)*	4,398,322
11,811	Veeva Systems, Inc. Class A*	1,498,344

		59,842,399

	Telecommunications — 0.9%
126,998	Ciena Corp.*	4,742,105
84,300	Juniper Networks, Inc.	2,231,421

		6,973,526

	Transportation — 1.9%
31,300	Atlas Air Worldwide Holdings, Inc.*	1,582,528
118,302	Euronav NV	964,161
33,116	J.B. Hunt Transport Services, Inc.	3,354,319
73,185	Knight-Swift Transportation Holdings, Inc.	2,391,686
10,330	Old Dominion Freight Line, Inc.	1,491,549
24,200	Ryder System, Inc.	1,500,158
65,795	Schneider National, Inc. Class B	1,384,985
37,600	Scorpio Tankers, Inc.	745,984
41,611	Werner Enterprises, Inc.	1,421,016

		14,836,386

	TOTAL COMMON STOCKS (COST $682,411,957)	758,291,939

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares		Description	Value ($)

		RIGHTS — 0.0%

		Mining — 0.0%
407,516		Pan American Silver Corp. Expires 2/22/29* **** ¤	93,008

		TOTAL RIGHTS (COST $99,747)	93,008

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Mutual Fund - Securities Lending Collateral — 0.3%
2,502,353		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## ***	2,502,353

		U.S. Government and Agency Obligations — 0.2%
1,600,000		United States Treasury Bill, 2.41%, due 09/12/19** ‡‡	1,582,780

		TOTAL SHORT-TERM INVESTMENTS (COST $4,084,524)	4,085,133

		TOTAL INVESTMENTS — 96.0% (Cost $686,596,228)	762,470,080

		Other Assets and Liabilities (net) — 4.0%	31,933,162

		NET ASSETS — 100.0%	$794,403,242

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2019.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	¤	Illiquid security. The total market value of the securities at year end is $93,008 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $99,747.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	****	Security fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the security at year end is $93,008 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $99,747.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
156	Russell 2000 E-mini Index	Jun 2019	$12,041,640	$102,994
69	S&P Mid 400 E-mini Index	Jun 2019	13,116,900	252,786

				$355,780

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.5
Futures Contracts	0.0
Rights	0.0
Short-Term Investments	0.5
Other Assets and Liabilities (net)	4.0

100.0%

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	COMMON STOCKS — 93.4%

	Australia — 3.9%
123,800	AGL Energy, Ltd.	1,914,482
83,091	ALS, Ltd.	447,990
49,220	Altium, Ltd.	1,130,018
53,234	Appen, Ltd.	842,513
717,900	Asaleo Care, Ltd.*	456,414
154,500	Australia & New Zealand Banking Group, Ltd.	2,856,768
294,129	BGP Holdings Plc* **** ¤	—
217,813	BHP Group, Ltd.	5,955,305
196,300	BlueScope Steel, Ltd.	1,945,211
366,016	Brambles, Ltd.	3,057,593
42,705	Breville Group, Ltd.	493,862
459,365	Coca-Cola Amatil, Ltd.	2,822,580
116,188	Computershare, Ltd.	1,409,683
91,530	CSL, Ltd.	12,674,672
593,400	CSR, Ltd.	1,399,452
246,584	Downer EDI, Ltd.	1,345,236
520,600	Fortescue Metals Group, Ltd.	2,629,336
1,233,793	Genworth Mortgage Insurance Australia, Ltd.‡	2,094,655
802,800	Harvey Norman Holdings, Ltd.‡	2,292,481
37,366	IDP Education, Ltd.	386,731
199,614	Iluka Resources, Ltd.	1,276,162
490,000	Inghams Group, Ltd.‡	1,521,072
93,026	IRESS, Ltd.	863,679
225,600	Lendlease Group	1,983,956
27,500	Macquarie Group, Ltd.	2,528,171
975,300	Metcash, Ltd.	1,835,931
1,454,500	Mirvac Group REIT	2,841,311
968,970	Qantas Airways, Ltd.	3,895,822
184,789	QBE Insurance Group, Ltd.	1,615,870
72,900	Retail Food Group, Ltd.* ‡	13,205
129,357	Rio Tinto, Ltd.	8,996,825
885,320	Scentre Group REIT	2,584,725
509,317	South32, Ltd.	1,349,489
240,885	Steadfast Group, Ltd.	542,427
489,740	Treasury Wine Estates, Ltd.	5,193,949
40,879	WiseTech Global, Ltd.‡	671,368

	Total Australia	83,868,944

	Austria — 0.7%
256,080	Erste Group Bank AG*	9,419,791
59,174	OMV AG	3,213,873
17,974	Vienna Insurance Group AG Wiener Versicherung Gruppe	462,170
50,100	voestalpine AG	1,522,817

	Total Austria	14,618,651

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Belgium — 0.9%
50,100	Ageas	2,418,955
25,037	Anheuser-Busch InBev SA/NV, ADR	2,102,357
11,634	Bekaert SA‡	273,544
118,260	KBC Group NV	8,270,051
97,400	Proximus SADP	2,811,789
11,682	Tessenderlo Group SA*	394,170
33,307	UCB SA	2,863,249

	Total Belgium	19,134,115

	Bermuda — 0.2%
1,197,700	Esprit Holdings, Ltd.*	257,850
153,756	Hiscox, Ltd.	3,125,488
68,000	Kerry Properties, Ltd.	303,620
743,000	Shenzhen International Holdings, Ltd.	1,576,874

	Total Bermuda	5,263,832

	Brazil — 0.8%
179,800	Cia de Saneamento Basico do Estado de Sao Paulo*	1,940,437
674,100	JBS SA	2,757,580
780,959	Localiza Rent a Car SA*	6,634,248
119,600	Magazine Luiza SA	5,312,039
217,800	Sao Martinho SA	1,026,403

	Total Brazil	17,670,707

	Canada — 0.8%
133,030	Canada Goose Holdings, Inc.*	6,388,100
26,468	Descartes Systems Group (The), Inc.*	962,473
7,502	Fairfax Financial Holdings, Ltd.	3,475,982
168,200	Seven Generations Energy, Ltd.*	1,214,963
77,710	Thomson Reuters Corp.	4,599,371

	Total Canada	16,640,889

	Cayman Islands — 1.6%
50,180	Alibaba Group Holding, Ltd., ADR*	9,155,341
2,026,000	China Resources Cement Holdings, Ltd.	2,090,536
228,000	CK Asset Holdings, Ltd.	2,027,325
1,211,000	IGG, Inc.	1,678,441
3,714,000	Jiangnan Group, Ltd.*	203,443
3,247,000	Lee & Man Paper Manufacturing, Ltd.	2,767,206
171,750	Tencent Holdings, Ltd.	7,898,362
9,510,000	Tongda Group Holdings, Ltd.	1,053,981
3,279,000	WH Group, Ltd.	3,508,761
2,084,000	Xinyi Glass Holdings, Ltd.	2,389,315
4,934,000	Xinyi Solar Holdings, Ltd.	2,375,878

	Total Cayman Islands	35,148,589

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	China — 0.1%
1,195,500	China Railway Construction Corp., Ltd. Class H	1,565,582
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,369,316

	Total China	2,934,898

	Denmark — 0.9%
15,634	Carlsberg AS Class B	1,954,529
127,200	Danske Bank A/S	2,234,583
34,600	DFDS AS‡	1,433,199
25,395	GN Store Nord AS	1,180,248
40,919	ISS AS	1,246,283
26,075	Jyske Bank AS‡	1,008,307
130,340	Novo Nordisk AS, ADR	6,818,085
15,846	Pandora AS	742,649
2,485	Rockwool International AS Class B	582,692
10,326	Royal Unibrew AS	762,571
18,190	Scandinavian Tobacco Group AS Class A	227,079
10,560	SimCorp AS	1,020,478
34,575	Sydbank AS‡	717,642

	Total Denmark	19,928,345

	Finland — 1.4%
37,108	Kemira OYJ‡	459,167
36,570	Kesko OYJ Class B	2,227,237
84,440	Neste OYJ‡	9,007,277
865,079	Nokia OYJ	4,928,650
19,841	Nokian Renkaat OYJ‡	664,789
386,373	Nordea Bank Abp‡	2,947,170
4,576	Orion OYJ Class B‡	171,717
501,000	Outokumpu OYJ‡	1,821,530
43,982	Sampo OYJ Class A	1,995,655
15,262	Tieto OYJ‡	466,125
143,274	UPM-Kymmene OYJ‡	4,182,755
32,521	Uponor OYJ	372,100
55,268	Wartsila OYJ Abp‡	892,700

	Total Finland	30,136,872

	France — 9.1%
77,440	Airbus SE	10,251,817
16,700	Arkema SA	1,591,260
319,686	AXA SA	8,051,459
64,200	BNP Paribas SA	3,071,625
78,800	Bouygues SA	2,818,106
54,475	Cie de Saint-Gobain	1,976,314
35,627	Cie Generale des Etablissements Michelin SCA	4,216,398
136,676	CNP Assurances	3,011,015
258,348	Danone SA	19,926,009
111,343	Dassault Systemes SE‡	16,596,601
101,485	Electricite de France SA	1,389,080

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	France — continued
411,316	Engie SA	6,133,316
33,224	EssilorLuxottica SA	3,632,816
56,300	Eutelsat Communications SA	985,861
15,500	Faurecia SA	652,308
10,833	Gaztransport Et Technigaz SA	986,487
21,734	Imerys SA	1,084,515
42,863	IPSOS	1,074,233
19,443	Kaufman & Broad SA	795,106
20,953	Kering SA	12,027,040
61,332	L’Oreal SA	16,514,218
16,554	Lagardere SCA	426,029
120,765	Legrand SA	8,089,954
4,474	LVMH Moet Hennessy Louis Vuitton SE	1,647,248
48,100	Metropole Television SA	887,909
536,500	Natixis SA	2,874,093
35,500	Neopost SA	850,637
13,623	Nexans SA	405,818
36,500	Nexity SA	1,782,805
272,700	Orange SA	4,439,917
79,430	Pernod Ricard SA	14,270,075
66,645	Peugeot SA	1,626,855
45,393	Renault SA	3,002,615
141,477	Sanofi	12,508,434
123,740	Schneider Electric SE	9,717,565
125,353	Societe Generale SA	3,627,898
42,074	Television Francaise 1 SA	387,863
167,100	TOTAL SA	9,291,349
128,511	Vivendi SA	3,727,232

	Total France	196,349,880

	Germany — 8.0%
20,567	Aareal Bank AG	634,614
21,405	adidas AG	5,205,895
41,428	Allianz SE	9,223,475
30,500	Aurubis AG	1,635,975
47,300	BASF SE	3,480,351
177,783	Bayer AG	11,498,321
34,200	Bayerische Motoren Werke AG	2,640,101
59,746	Brenntag AG	3,079,238
23,517	Continental AG	3,543,693
101,479	Covestro AG	5,585,617
37,605	Daimler AG	2,206,244
45,444	Deutsche Boerse AG	5,832,362
215,602	Deutsche Lufthansa AG	4,736,465
231,624	Deutsche Telekom AG	3,847,869
213,376	Deutsche Wohnen SE	10,357,442
90,105	Deutz AG	754,761
52,725	DIC Asset AG	594,391
572,053	E.ON SE	6,366,771

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Germany — continued
102,746	Evonik Industries AG	2,801,143
119,895	GEA Group AG	3,143,472
29,409	HeidelbergCement AG	2,118,685
32,384	HUGO BOSS AG	2,213,741
280,037	Infineon Technologies AG	5,560,863
212,353	Kloeckner & Co. SE	1,562,978
11,472	Koenig & Bauer AG	480,989
31,290	LEG Immobilien AG	3,845,413
22,512	Leoni AG	439,325
15,614	Merck KGaA	1,782,146
144,700	METRO AG	2,403,026
18,733	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,438,247
5,736	Nemetschek SE	978,981
30,256	ProSiebenSat.1 Media SE	432,136
28,400	Rheinmetall AG	2,961,844
122,650	RWE AG	3,291,449
64,586	SAP SE	7,469,599
66,495	Siemens AG	7,163,255
17,797	Siltronic AG	1,571,491
36,192	Software AG	1,225,241
223,615	Symrise AG	20,167,234
119,689	TAG Immobilien AG	2,956,641
42,000	Talanx AG*	1,620,407
53,370	Uniper SE	1,611,424
176,189	Vonovia SE	9,143,878
21,414	Wacker Neuson SE	509,748

	Total Germany	173,116,941

	Hong Kong — 1.3%
1,704,800	AIA Group, Ltd.	16,972,098
3,160,000	Champion REIT	2,737,342
347,000	Link REIT	4,057,937
109,500	Swire Pacific, Ltd. Class A	1,408,863
291,000	Wheelock & Co., Ltd.	2,131,542

	Total Hong Kong	27,307,782

	Hungary — 0.1%
229,600	MOL Hungarian Oil & Gas Plc	2,627,520

	India — 0.4%
228,390	HDFC Bank, Ltd.	7,635,529

	Indonesia — 0.4%
3,118,400	Bank Central Asia Tbk PT	6,076,938
3,540,700	Bank Negara Indonesia Persero Tbk PT*	2,337,260

	Total Indonesia	8,414,198

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Ireland — 0.5%
313,147	C&C Group Plc	1,125,175
55,545	Kerry Group Plc Class A	6,205,685
40,718	Ryanair Holdings Plc, ADR*	3,051,407

	Total Ireland	10,382,267

	Israel — 0.4%
112,540	Bank Leumi Le-Israel BM	735,207
25,451	Check Point Software Technologies, Ltd.*	3,219,297
7,941	Hilan, Ltd.	215,671
39,793	Israel Chemicals, Ltd.	207,004
52,434	Israel Discount Bank, Ltd. Class A	181,024
18,213	Nice, Ltd., ADR*	2,231,275
81,500	Teva Pharmaceutical Industries, Ltd.*	1,268,753
893	Wix.com, Ltd.*	107,901

	Total Israel	8,166,132

	Italy — 2.6%
1,985,117	A2A SpA	3,625,450
26,270	Anima Holding Spa	107,488
152,475	Assicurazioni Generali SpA	2,824,908
9,841	Banca IFIS SpA	162,545
290,435	BPER Banca	1,187,384
64,986	Davide Campari-Milano SpA	638,483
2,878,668	Enel SpA	18,437,108
619,796	ENI SpA	10,963,805
142,005	Italgas SpA	877,615
133,129	Leonardo SpA	1,548,653
69,132	Mediaset SpA* ‡	211,295
243,600	Mediobanca Banca di Credito Finanziario SpA	2,533,400
5,249	Reply SpA	338,306
307,265	Saras SpA	569,616
126,384	Snam SpA	649,807
300,863	Societa Cattolica di Assicurazioni SC	2,876,571
46,100	Societa Iniziative Autostradali e Servizi SpA	799,227
2,018,251	Telecom Italia SpA* ‡	1,256,377
965,129	Telecom Italia SpA (Savings Shares)	548,783
286,265	UniCredit SpA	3,673,332
609,469	Unipol Gruppo SpA	3,038,479

	Total Italy	56,868,632

	Japan — 21.1%
251,400	Advantest Corp.	5,844,082
1,600	AEON REIT Investment Corp. REIT	1,887,880
92,700	AGC, Inc./Japan	3,249,546
4,700	Aica Kogyo Co., Ltd.	156,688
18,800	Aisin Seiki Co., Ltd.	671,762
28,400	Altech Corp.	473,911
51,800	Amano Corp.	1,220,062

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
70,300	Asahi Diamond Industrial Co., Ltd.‡	485,244
211,200	Astellas Pharma, Inc.	3,164,613
33,600	Benefit One, Inc.‡	659,341
58,700	Broadleaf Co., Ltd.	308,654
29,400	Capcom Co., Ltd.	658,734
46,000	Central Glass Co., Ltd.	1,009,893
8,400	Central Japan Railway Co.	1,951,159
209,394	Chiba Bank, Ltd. (The)	1,136,972
170,000	Chubu Electric Power Co., Inc.	2,654,786
113,300	Citizen Watch Co., Ltd.	631,577
16,000	Computer Engineering & Consulting, Ltd.	298,938
198,700	Dai-ichi Life Holdings, Inc.	2,760,994
6,000	Daiwabo Holdings Co., Ltd.	345,304
72,100	DIC Corp.	2,107,273
4,300	Digital Arts, Inc.	351,583
6,400	Disco Corp.‡	911,849
215,100	DMG Mori Co., Ltd.‡	2,660,450
8,700	DTS Corp.	321,480
25,800	East Japan Railway Co.	2,489,443
35,800	Ebara Corp.	1,009,134
13,900	Eisai Co., Ltd.	780,239
38,100	Enplas Corp.‡	980,339
26,300	ESPEC Corp.	490,192
9,900	Ezaki Glico Co., Ltd.‡	520,558
65,000	Fancl Corp.	1,679,541
42,700	Ferrotec Holdings Corp.‡	426,672
33,900	Foster Electric Co., Ltd.	509,028
52,500	Fuji Corp.‡	699,146
402,900	Fujikura, Ltd.‡	1,517,905
107,400	Fukuoka Financial Group, Inc.	2,383,109
7,400	Fukushima Industries Corp.	237,674
26,400	Funai Soken Holdings, Inc.	635,165
20,800	Furukawa Electric Co., Ltd.‡	524,487
62,800	Futaba Corp.‡	953,759
17,200	Futaba Industrial Co., Ltd.‡	84,691
6,500	Fuyo General Lease Co., Ltd.	321,814
205,294	Hachijuni Bank, Ltd. (The)‡	851,334
326,100	Hazama Ando Corp.	2,183,133
49,300	Hino Motors, Ltd.	415,120
43,100	Hirose Electric Co., Ltd.‡	4,528,644
79,200	Hitachi Chemical Co., Ltd.‡	1,754,514
20,500	Hitachi High-Technologies Corp.	839,929
308,500	Hitachi, Ltd.	9,992,072
111,000	Honda Motor Co., Ltd.	3,003,524
12,400	Horiba, Ltd.	688,982
69,500	Hosiden Corp.	582,071
152,200	Hoya Corp.	10,050,412
36,700	IBJ Leasing Co., Ltd.	866,728
61,900	Ichiyoshi Securities Co., Ltd.	433,974

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
17,800	IHI Corp.	427,612
48,700	Ines Corp.	580,343
39,700	Infocom Corp.	660,322
74,800	Infomart Corp.‡	910,967
7,500	Internet Initiative Japan, Inc.	151,714
177,100	Isuzu Motors, Ltd.	2,326,453
132,500	Ito En, Ltd.	6,883,272
234,400	ITOCHU Corp.	4,240,737
40,000	JAC Recruitment Co., Ltd.	883,227
70,600	Japan Airlines Co., Ltd.	2,486,962
153,300	Japan Aviation Electronics Industry, Ltd.‡	2,134,303
380,800	Japan Post Holdings Co., Ltd.	4,458,751
655	Japan Rental Housing Investments, Inc. REIT	521,941
36,400	Japan Steel Works, Ltd. (The)‡	670,548
248,900	Japan Tobacco, Inc.	6,172,747
20,500	Justsystems Corp.	522,108
19,900	Kaken Pharmaceutical Co., Ltd.	904,341
52,400	Kaneka Corp.	1,962,307
132,600	Kanematsu Corp.‡	1,515,463
94,200	Kansai Electric Power Co., Inc. (The)	1,388,936
97,500	Kansai Paint Co., Ltd.‡	1,859,534
160,908	Kao Corp.	12,673,767
67,600	Kawasaki Heavy Industries, Ltd.‡	1,667,326
529,500	KDDI Corp.	11,409,473
85,400	Keihin Corp.‡	1,398,065
17,100	Keyence Corp.	10,655,346
26,800	Kintetsu World Express, Inc.	408,229
31,100	Koa Corp.	418,376
75,800	Kobayashi Pharmaceutical Co., Ltd.	6,396,278
177,600	Komatsu, Ltd.	4,124,505
35,500	Komori Corp.‡	401,554
33,000	Konami Holdings Corp.	1,432,579
215,500	Konica Minolta, Inc.‡	2,120,247
9,186	Kose Corp.	1,687,233
33,500	KYB Corp.* ‡	822,632
29,400	Kyocera Corp.	1,726,521
59,300	Kyowa Hakko Kirin Co., Ltd.	1,291,169
13,600	Makino Milling Machine Co., Ltd.	560,293
16,700	Mani, Inc.	816,253
335,200	Marubeni Corp.	2,316,737
345,900	Mebuki Financial Group, Inc.	884,399
79,200	Medipal Holdings Corp.	1,881,881
84,600	MISUMI Group, Inc.‡	2,103,439
375,100	Mitsubishi Chemical Holdings Corp.	2,641,306
124,400	Mitsubishi Corp.	3,454,900
190,900	Mitsubishi Electric Corp.	2,453,406
118,900	Mitsubishi Gas Chemical Co., Inc.‡	1,696,193
33,200	Mitsubishi Shokuhin Co., Ltd.‡	868,656
514,600	Mitsubishi UFJ Financial Group, Inc.	2,557,076

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
136,900	Mitsui & Co., Ltd.	2,125,515
3,003,500	Mizuho Financial Group, Inc.	4,648,322
6,600	Mochida Pharmaceutical Co., Ltd.	338,691
330,400	MonotaRO Co., Ltd.‡	7,346,202
128,700	MS&AD Insurance Group Holdings, Inc.	3,918,498
23,600	NEC Networks & System Integration Corp.	570,357
46,400	NET One Systems Co., Ltd.	1,168,332
8,800	NGK Insulators, Ltd.	127,844
8,500	Nichiha Corp.	234,223
149,800	Nihon Kohden Corp.	4,452,654
37,500	Nihon Unisys, Ltd.	993,360
24,100	Nikkiso Co., Ltd.	281,314
51,500	Nippon Electric Glass Co., Ltd.	1,365,610
434,000	Nippon Light Metal Holdings Co., Ltd.	952,812
56,200	Nippon Soda Co., Ltd.	1,484,653
204,700	Nippon Telegraph & Telephone Corp.	8,697,693
113,100	Nipro Corp.‡	1,460,179
305,100	Nissan Motor Co., Ltd.‡	2,503,427
34,900	Nisshin Oillio Group, Ltd. (The)	1,031,061
171,400	Nisshinbo Holdings, Inc.‡	1,497,437
4,900	Nissin Electric Co., Ltd.	44,934
20,700	Nissin Foods Holdings Co., Ltd.	1,421,331
44,500	Nissin Kogyo Co., Ltd.	557,632
30,900	Nitto Denko Corp.	1,623,377
37,400	Nohmi Bosai, Ltd.	611,254
11,400	Nomura Co., Ltd.	321,344
105,600	Nomura Research Institute, Ltd.	4,798,916
307,841	North Pacific Bank, Ltd.	770,402
232,500	NSK, Ltd.	2,178,276
675,200	NTN Corp.‡	2,000,864
107,100	NTT Data Corp.	1,181,453
53,400	Obic Co., Ltd.	5,384,144
67,100	Oki Electric Industry Co., Ltd.‡	792,942
47,200	Olympus Corp.	512,575
93,900	Omron Corp.‡	4,394,471
50,200	Ono Pharmaceutical Co., Ltd.	983,727
11,600	Oracle Corp. Japan	778,678
372,900	ORIX Corp.	5,355,058
27,600	Otsuka Holdings Co., Ltd.	1,084,450
112,200	Pan Pacific International Holdings Corp.	7,430,329
334,000	Panasonic Corp.	2,879,368
29,600	Prima Meat Packers, Ltd.	549,292
367,200	Recruit Holdings Co., Ltd.	10,486,689
79,700	Relia, Inc.	694,859
178,800	Renesas Electronics Corp.*	827,082
714,000	Resona Holdings, Inc.	3,094,419
133,000	Rohto Pharmaceutical Co., Ltd.	3,414,970
24,800	Royal Holdings Co., Ltd.	620,196
15,400	Ryobi, Ltd.	345,608

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
7,700	Sankyu, Inc.	375,661
359,400	Santen Pharmaceutical Co., Ltd.	5,354,389
61,800	Sanwa Holdings Corp.	735,335
3,300	Sanyo Denki Co., Ltd.	118,363
28,400	Sawai Pharmaceutical Co., Ltd.	1,644,703
29,500	SCREEN Holdings Co., Ltd.‡	1,188,689
21,100	SCSK Corp.	940,764
73,600	Secom Co., Ltd.	6,305,057
55,400	Seibu Holdings, Inc.	969,506
82,500	Seiko Epson Corp.‡	1,263,383
512,700	Senshu Ikeda Holdings, Inc.	1,315,506
60,500	Seven & i Holdings Co., Ltd.	2,282,586
47,100	Shin-Etsu Chemical Co., Ltd.	3,948,936
46,000	Shin-Etsu Polymer Co., Ltd.	339,956
35,500	Shindengen Electric Manufacturing Co., Ltd.	1,310,182
177,200	Shinsei Bank, Ltd.	2,521,480
21,400	Shionogi & Co., Ltd.	1,324,776
107,000	Shiseido Co., Ltd.	7,721,091
45,900	Showa Corp.	585,543
9,500	SMC Corp./Japan	3,564,485
50,000	Sohgo Security Services Co., Ltd.‡	2,177,350
896,700	Sojitz Corp.	3,159,534
110,000	Sompo Holdings, Inc.	4,072,639
32,900	Star Micronics Co., Ltd.	500,849
558,300	Sumitomo Chemical Co., Ltd.	2,597,683
183,400	Sumitomo Corp.	2,536,797
136,600	Sumitomo Electric Industries, Ltd.	1,812,324
101,600	Sumitomo Mitsui Financial Group, Inc.	3,557,859
125,700	Sumitomo Rubber Industries, Ltd.‡	1,508,150
32,900	Sumitomo Warehouse Co., Ltd. (The)‡	414,650
110,900	Suruga Bank, Ltd.* ‡	513,996
5,900	Sushiro Global Holdings, Ltd.	406,180
51,200	Systena Corp.	556,014
32,600	T Hasegawa Co., Ltd.‡	525,735
85,000	T&D Holdings, Inc.	893,888
30,900	Taiheiyo Cement Corp.	1,030,140
21,600	Taikisha, Ltd.	656,674
173,704	Takeda Pharmaceutical Co., Ltd., ADR	3,538,350
148,300	Teijin, Ltd.	2,446,545
447,400	Terumo Corp.	13,662,303
10,500	TIS, Inc.	497,086
90,700	Tohoku Electric Power Co., Inc.	1,157,053
121,100	Tokai Tokyo Financial Holdings, Inc.	438,732
83,400	Tokio Marine Holdings, Inc.	4,040,211
198,000	Tokyo Electric Power Co. Holdings, Inc.*	1,252,202
8,700	Tokyo Electron, Ltd.	1,257,623
61,300	Tokyo Gas Co., Ltd.	1,657,872
63,500	Tokyu Construction Co., Ltd.	476,171
92,000	Tokyu Corp.	1,606,686

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
47,500	Topcon Corp.	560,464
52,100	Tosoh Corp.	810,084
64,500	Towa Pharmaceutical Co., Ltd.‡	1,697,506
24,600	Toyo Ink SC Holdings Co., Ltd.	552,297
146,400	Toyo Suisan Kaisha, Ltd.	5,575,064
70,700	Toyoda Gosei Co., Ltd.	1,497,229
65,800	Toyota Motor Corp.	3,856,391
64,300	TS Tech Co., Ltd.	1,850,255
14,800	Tsubakimoto Chain Co.	528,166
88,300	Ube Industries, Ltd.	1,814,903
33,900	Ulvac, Inc.‡	980,079
58,400	Unipres Corp.	912,261
13,800	Universal Entertainment Corp.‡	416,425
72,770	USS Co., Ltd.	1,350,405
4,900	V Technology Co., Ltd.‡	621,105
25,700	Valor Holdings Co., Ltd.	622,735
31,600	WATAMI Co., Ltd.	460,218
78,400	Yamaha Motor Co., Ltd.	1,537,755
165,100	Yokogawa Electric Corp.	3,417,302
73,000	Yokohama Rubber Co., Ltd. (The)	1,355,992

	Total Japan	454,401,682

	Luxembourg — 0.6%
75,944	ArcelorMittal	1,539,873
1,678,774	B&M European Value Retail SA	8,172,602
76,390	SES SA Class A Fiduciary, ADR	1,189,263
99,841	Subsea 7 SA	1,237,056

	Total Luxembourg	12,138,794

	Malaysia — 0.1%
748,700	Tenaga Nasional Bhd	2,321,749

	Netherlands — 4.8%
10,390	Adyen NV*	8,143,154
846,180	Aegon NV	4,070,370
19	AerCap Holdings NV*	884
45,382	Akzo Nobel NV	4,025,107
30,650	Arcadis NV‡	477,685
50,696	ASML Holding NV	9,517,693
32,439	ASR Nederland NV	1,351,335
18,923	Core Laboratories NV	1,304,362
14,999	Euronext NV	951,552
84,175	Heineken NV	8,892,055
146,400	ING Groep NV	1,772,730
121,830	InterXion Holding NV*	8,129,716
150,800	Koninklijke Ahold Delhaize NV	4,017,254
91,545	Koninklijke DSM NV	9,987,202
855,453	Koninklijke KPN NV	2,714,501
91,850	Koninklijke Philips NV	3,745,303

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Netherlands — continued
55,537	Koninklijke Philips NV ADR	2,269,242
29,468	Koninklijke Volkerwessels NV	608,160
30,295	Koninklijke Vopak NV	1,451,154
139,712	NN Group NV	5,809,104
26,267	Randstad NV‡	1,282,100
94,386	SBM Offshore NV	1,796,913
155,156	Signify NV	4,155,073
89,100	STMicroelectronics NV ADR	1,323,135
125,377	Unilever NV	7,289,565
45,846	Wolters Kluwer NV	3,124,725
170,980	Yandex NV Class A*	5,871,453

	Total Netherlands	104,081,527

	New Zealand — 0.1%
251,580	Air New Zealand, Ltd.	434,949
363,746	SKY Network Television, Ltd.	320,016
275,288	Trade Me Group, Ltd.	1,205,332
78,410	Z Energy, Ltd.	334,757

	Total New Zealand	2,295,054

	Norway — 0.8%
100,400	Austevoll Seafood ASA	1,189,187
315,447	DNB ASA	5,816,919
70,993	Elkem ASA*	251,933
170,559	Equinor ASA	3,740,312
30,048	Equinor ASA, ADR	660,154
105,666	Norwegian Finans Holding ASA*	822,103
30,370	Ocean Yield ASA‡	225,352
87,267	Orkla ASA	670,848
69,427	SpareBank 1 SMN‡	704,622
209,533	Storebrand ASA	1,633,616
43,589	Telenor ASA	874,149

	Total Norway	16,589,195

	Philippines — 0.0%
6,261,800	Vista Land & Lifescapes, Inc.	862,175

	Poland — 0.1%
521,100	PGE Polska Grupa Energetyczna SA*	1,351,053

	Portugal — 0.0%
782,528	Banco Espirito Santo SA* **** ¤ ^	—
247,142	Sonae SGPS SA	255,858

	Total Portugal	255,858

	Russia — 0.4%
426,500	Gazprom PJSC, ADR	1,925,221
29,100	LUKOIL PJSC, ADR	2,601,831

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Russia — continued
92,600	MMC Norilsk Nickel PJSC, ADR	1,955,712
26,100	Tatneft PJSC, ADR	1,806,120

	Total Russia	8,288,884

	Singapore — 0.2%
171,000	United Overseas Bank, Ltd.	3,180,133
1,713,900	Yangzijiang Shipbuilding Holdings, Ltd.	1,898,007

	Total Singapore	5,078,140

	South Africa — 0.1%
1,003,000	Old Mutual, Ltd.	1,472,943

	South Korea — 0.5%
62,900	Kia Motors Corp.	1,958,871
150,725	Samsung Electronics Co., Ltd.	5,928,880
8,800	SK Telecom Co., Ltd.	1,949,784

	Total South Korea	9,837,535

	Spain — 2.1%
191,197	Amadeus IT Group SA	15,328,547
614,700	Banco Santander SA	2,860,599
38,971	Cia de Distribucion Integral Logista Holdings SA	918,930
334,800	Distribuidora Internacional de Alimentacion SA‡	244,730
200,300	Ence Energia y Celulosa SA	1,115,538
64,465	Endesa SA	1,646,024
498,640	Iberdrola SA	4,381,761
363,227	International Consolidated Airlines Group SA	2,423,312
20,191	Let’s GOWEX SA* **** ¤ ^ ‡	—
564,700	Mapfre SA	1,557,284
51,575	Naturgy Energy Group SA	1,443,721
596,506	Repsol SA	10,220,945
428,784	Telefonica SA	3,596,025

	Total Spain	45,737,416

	Sweden — 2.8%
53,122	AF POYRY AB* ‡	887,724
45,458	Axfood AB	847,868
156,571	Boliden AB	4,466,560
161,429	Cloetta AB Class B	417,700
67,233	Getinge AB	784,662
183,501	Hexagon AB Class B	9,595,160
52,161	Hexpol AB	439,488
95,264	Lindab International AB	868,903
264,247	Lundin Petroleum AB	8,968,438
72,244	Nyfosa AB*	433,839
128,773	Resurs Holding AB	799,686
189,200	Sandvik AB	3,080,138
645,800	SAS AB*	1,302,002

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Sweden — continued
171,900	SKF AB Class B‡	2,861,510
373,358	Svenska Handelsbanken AB Class A‡	3,948,812
108,375	Swedbank AB Class A	1,534,727
33,519	Swedish Match AB	1,712,576
34,165	Swedish Orphan Biovitrum AB*	803,358
1,129,028	Telefonaktiebolaget LM Ericsson Class B	10,397,677
75,051	Telefonaktiebolaget LM Ericsson Class B, ADR	688,968
13,317	Vitrolife AB	303,876
268,900	Volvo AB Class B‡	4,174,701

	Total Sweden	59,318,373

	Switzerland — 8.5%
14,476	Ascom Holding AG	193,905
9,800	Autoneum Holding AG‡	1,129,672
79	BKW AG	5,386
62	Chocoladefabriken Lindt & Spruengli AG	421,468
43,412	Cie Financiere Richemont SA	3,162,071
112,500	Credit Suisse Group AG*	1,310,937
4,795	Geberit AG	1,959,599
6,440	Givaudan SA	16,450,808
918	Inficon Holding AG* ‡	511,127
30,042	Julius Baer Group, Ltd.*	1,213,565
37,890	Lonza Group AG*	11,748,601
34,290	Nestle SA, ADR	3,268,523
319,718	Nestle SA	30,466,149
230,352	Novartis AG	22,153,946
57,700	Novartis AG, ADR	5,547,278
142,447	Roche Holding AG	39,241,224
9,370	Schindler Holding AG	1,941,930
2,794	SGS SA	6,952,035
61,600	Sika AG	8,603,836
12,800	Swiss Life Holding AG*	5,635,907
46,900	Swiss Re AG	4,581,215
5,400	Swisscom AG‡	2,640,627
7,465	Temenos AG*	1,100,374
715,947	UBS Group AG*	8,677,056
15,200	Zurich Insurance Group AG	5,030,545

	Total Switzerland	183,947,784

	Taiwan — 0.6%
565,000	Charoen Pokphand Enterprise	949,595
1,419,000	Compeq Manufacturing Co., Ltd.	1,091,167
940,000	Fubon Financial Holding Co., Ltd.	1,402,962
258,238	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,577,429

	Total Taiwan	14,021,153

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Thailand — 0.1%
16,831,100	Quality Houses PCL Class F ¤	1,569,877
16,156,000	Sansiri PCL Class F ¤	666,909

	Total Thailand	2,236,786

	Turkey — 0.1%
278,300	TAV Havalimanlari Holding AS	1,149,731

	United Kingdom — 14.3%
339,008	3i Group Plc	4,350,300
98,576	Aggreko Plc	1,011,154
172,385	Anglo American Plc‡	4,612,702
91,678	Ashtead Group Plc	2,213,016
30,658	Associated British Foods Plc	974,354
211,713	AstraZeneca Plc, ADR	8,559,557
165,920	AstraZeneca Plc	13,264,001
148,250	Avast Plc*	547,271
20,895	AVEVA Group Plc	878,351
262,527	Babcock International Group Plc	1,688,194
1,191,636	BAE Systems Plc	7,490,523
280,200	Barratt Developments Plc	2,187,767
48,300	Bellway Plc	1,916,442
33,600	Berkeley Group Holdings Plc	1,615,136
148,850	BHP Group Plc, ADR	7,186,478
1,177,100	BP Plc	8,566,388
84,523	British American Tobacco Plc, ADR	3,526,300
18,857	British American Tobacco Plc	784,818
129,300	Britvic Plc	1,604,814
1,192,600	BT Group Plc	3,464,683
937,313	Centamin Plc	1,088,237
1,284,086	Centrica Plc	1,910,827
619,383	Compass Group Plc	14,563,890
208,800	Crest Nicholson Holdings Plc	1,006,685
19,574	Croda International Plc	1,284,988
641,621	Diageo Plc	26,235,705
751,600	Dixons Carphone Plc	1,437,229
44,534	EMIS Group Plc	609,315
1,308,680	EnQuest Plc*	324,343
301,893	Experian Plc	8,178,408
91,295	Ferrexpo Plc	294,550
701,600	Firstgroup Plc*	831,483
76,465	Galliford Try Plc	664,086
178,868	GlaxoSmithKline Plc, ADR	7,474,894
405,272	GlaxoSmithKline Plc	8,432,539
47,696	Greggs Plc	1,142,944
361,694	Halma Plc	7,880,228
240,893	Hammerson Plc REIT	1,054,062
49,999	IG Group Holdings Plc	338,786
356,913	IMI Plc	4,455,425
112,000	Imperial Brands Plc	3,830,239

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United Kingdom — continued
201,900	Inchcape Plc	1,502,220
30,282	InterContinental Hotels Group Plc	1,821,032
90,357	Intertek Group Plc	5,718,619
278,234	IWG Plc	903,482
641,500	J Sainsbury Plc	1,970,232
3,370	KAZ Minerals Plc	28,693
973,798	Kingfisher Plc	2,979,396
5,315,800	Lloyds Banking Group Plc	4,304,286
180,980	London Stock Exchange Group Plc	11,204,096
569,000	Man Group Plc	1,006,870
676,700	Marks & Spencer Group Plc	2,459,268
309,291	Meggitt Plc	2,026,393
46,200	Micro Focus International Plc, ADR	1,191,498
484,800	Mitchells & Butlers Plc*	1,710,695
256,118	Moneysupermarket.com Group Plc	1,241,827
55,240	National Grid Plc, ADR	3,084,602
277,200	Paragon Banking Group Plc	1,574,134
12,912	Pearson Plc, ADR	141,774
201,790	Petrofac, Ltd.	1,287,893
530,254	Pets at Home Group Plc	1,095,843
40,305	Prudential Plc, ADR	1,621,067
1,132,996	QinetiQ Group Plc	4,446,769
334,333	Quilter Plc	639,712
146,326	Reckitt Benckiser Group Plc	12,168,570
222,500	Redrow Plc*	1,742,472
146,472	RELX Plc*	3,133,079
192,666	RELX Plc (London Exchange)	4,121,043
11,123	Renishaw Plc	537,141
245,328	Rentokil Initial Plc	1,129,411
226,599	Restaurant Group Plc (The)	348,418
84,972	Rightmove Plc	564,686
64,435	Rio Tinto Plc	3,745,547
201,064	Rio Tinto Plc, ADR	11,832,616
130,625	Rotork Plc	481,357
280,600	Royal Dutch Shell Plc Class B	8,877,641
275,200	Royal Mail Plc	854,543
66,039	Safestore Holdings Plc REIT	513,301
70,752	Savills Plc	833,890
376,251	Senior Plc	1,069,778
358,442	Smith & Nephew Plc	7,113,446
93,606	Spectris Plc	3,061,531
62,690	Spirax-Sarco Engineering Plc	5,873,384
790,500	Stagecoach Group Plc	1,582,174
181,500	Tate & Lyle Plc	1,716,544
1,395,319	Taylor Wimpey Plc	3,189,981
39,292	Ultra Electronics Holdings Plc	817,143
72,420	Unilever Plc, ADR	4,180,082
64,304	UNITE Group Plc (The) REIT	768,786
1,296,195	Vodafone Group Plc	2,361,232

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United Kingdom — continued
690,051	Wm Morrison Supermarkets Plc	2,046,064

	Total United Kingdom	308,105,373

	United States — 2.0%
65,666	Analog Devices, Inc.	6,912,660
31,396	ANSYS, Inc.*	5,736,363
202,754	Cadence Design Systems, Inc.*	12,876,907
124,025	Colgate-Palmolive Co.	8,500,673
44,253	DENTSPLY SIRONA, Inc.	2,194,506
—	International Flavors & Fragrances, Inc.	57
27,359	Nordson Corp.	3,625,615
1,876	NVIDIA Corp.	336,855
36,658	Texas Instruments, Inc.	3,888,314

	Total United States	44,071,950

	TOTAL COMMON STOCKS (COST $1,887,749,184)	2,013,777,878

	INVESTMENT COMPANIES — 1.0%

	United States — 1.0%
297,594	iShares MSCI EAFE ETF	19,301,947
29,600	iShares MSCI Eurozone ETF	1,142,560

	Total United States	20,444,507

	TOTAL INVESTMENT COMPANIES (COST $19,017,986)	20,444,507

	PREFERRED STOCKS — 1.0%

	Brazil — 0.1%
517,660	Itausa — Investimentos Itau SA, 3.44%	1,593,537

	Germany — 0.9%
149,521	Henkel AG & Co. KGaA, 2.16%	15,277,957
29,593	Porsche Automobil Holding SE, 3.08%	1,858,802
79,983	Schaeffler AG, 7.65%	650,935
14,800	Volkswagen AG, 2.83%	2,331,862

	Total Germany	20,119,556

	Sweden — 0.0%
23,917	Klovern AB, 6.02%	868,978

	TOTAL PREFERRED STOCKS (COST $24,557,534)	22,582,071

	RIGHTS — 0.0%

	Sweden — 0.0%
55,121	AF POYRY AB* ‡	112,912

	TOTAL RIGHTS (COST $—)	112,912

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.8%

		Mutual Fund - Securities Lending Collateral — 2.6%
56,574,708		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## ***	56,574,708

		U.S. Government and Agency Obligations — 0.2%
4,000,000		United States Treasury Bill, 2.41%, due 09/12/19** ‡‡	3,956,950

		TOTAL SHORT-TERM INVESTMENTS (COST $60,530,136)	60,531,658

		TOTAL INVESTMENTS — 98.2% (Cost $1,991,854,840)	2,117,449,026

		Other Assets and Liabilities (net) — 1.8%	38,135,820

		NET ASSETS — 100.0%	$2,155,584,846

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2019.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $1,457,972.

	¤	Illiquid security. The total market value of the securities at year end is $2,236,786 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $3,575,553.

	^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	20,179,100	JPY	2,204,429,000	08/22/19	Citibank N.A.	$42,087

Currency Abbreviations

JPY	— Japanese Yen
USD	— U.S. Dollar

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
678	MSCI EAFE Index	Jun 2019	$63,270,960	$1,374,326

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Pharmaceuticals	8.5
Banks	5.6
Insurance	5.4
Food	4.7
Chemicals	4.5
Commercial Services	3.9
Oil & Gas	3.9
Software	3.8
Beverages	3.3
Telecommunications	3.3
Electric	3.1
Cosmetics & Personal Care	2.9
Mining	2.7
Semiconductors	2.6
Health Care — Products	2.4
Electronics	2.2
Machinery — Diversified	2.0
Retail	1.8
Internet	1.6
Auto Manufacturers	1.5
Building Materials	1.5
Diversified Financial Services	1.5
Real Estate	1.5
Household Products & Wares	1.3
Apparel	1.2
Auto Parts & Equipment	1.2
Electrical Components & Equipment	1.2
Aerospace & Defense	1.1
Computers	1.1
Distribution & Wholesale	1.1
Machinery — Construction & Mining	1.0
Unaffiliated Funds	1.0
Agriculture	0.9
Miscellaneous — Manufacturing	0.9
Airlines	0.8
Engineering & Construction	0.7
Food Service	0.7
Home Builders	0.7
Metal Fabricate & Hardware	0.7
REITS	0.7
Biotechnology	0.6
Transportation	0.6
Iron & Steel	0.5
Media	0.5
Gas	0.4
Oil & Gas Services	0.4
Forest Products & Paper	0.3
Hand & Machine Tools	0.2
Holding Companies — Diversified	0.2
Office & Business Equipment	0.2
Private Equity	0.2

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Energy-Alternate Sources	0.1
Home Furnishings	0.1
Leisure Time	0.1
Lodging	0.1
Packaging & Containers	0.1
Pipelines	0.1
Shipbuilding	0.1
Water	0.1
Advertising	0.0
Entertainment	0.0
Housewares	0.0
Storage/Warehousing	0.0
Trucking & Leasing	0.0
Short-Term Investments and Other Assets and Liabilities (net)	4.6

100.0%

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 97.6%

	Asset Backed Securities — 14.3%
165,768	AccessLex Institute, Series 2005-1, Class A4, 2.82% (3 mo. USD LIBOR plus 0.210%), due 06/22/37†	160,699
559,617	AccessLex Institute, Series 2006-1, Class A3, 2.85% (3 mo. USD LIBOR plus 0.200%), due 08/25/37†	548,329
240,487	AccessLex Institute, Series 2007-A, Class A3, 2.95% (3 mo. USD LIBOR plus 0.300%), due 05/25/36†	237,193
290,000	Ally Auto Receivables Trust, Series 2017-4, Class A4, 1.96%, due 07/15/22	287,093
563,000	Ally Master Owner Trust, Series 2018-1, Class A2, 2.70%, due 01/17/23	562,896
250,000	ALM CLO VIII, Ltd., Series 2013-8A, Class A1R, 4.28% (3 mo. USD LIBOR plus 1.490%), due 10/15/28† 144A	250,175
200,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.69%, due 06/19/23	199,550
500,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, due 09/18/23	497,553
400,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, due 01/18/24	405,586
170,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C, 3.59%, due 06/18/24	172,909
141,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.74%, due 10/18/24	144,331
100,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.13%, due 02/18/25	100,845
200,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, due 02/18/25	202,009
375,250	Applebee’s Funding LLC/IHOP Funding LLC, Series 2014-1, Class A2, 4.28%, due 09/05/44 144A	377,057
251,550	Arbys Funding LLC, Series 2015-1A, Class A2, 4.97%, due 10/30/45 144A	258,318
258,365	Asset Backed Securities Corp Home Equity Loan Trust, Series 2003-HE7, Class M1, 3.46% (1 mo. USD LIBOR plus 0.975%), due 12/15/33†	259,106
72,486	Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A, 3.18% (1 mo. USD LIBOR plus 0.690%), due 04/25/34†	72,830
1,000,000	Atlas Senior Loan Fund CLO V, Ltd., Series 2014-1A, Class AR2, 4.04% (3 mo. USD LIBOR plus 1.260%), due 07/16/29† 144A	996,501
167,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.45%, due 03/20/23 144A	168,943
250,000	Battalion CLO VIII, Ltd., Series 2015-8A, Class A1R, 4.12% (3 mo. USD LIBOR plus 1.340%), due 07/18/30† 144A	250,094
500,000	Battalion CLO X, Ltd., Series 2016-10A, Class A1, 4.33% (3 mo. USD LIBOR plus 1.550%), due 01/24/29† 144A	500,125
402	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 3.63% (1 mo. USD LIBOR plus 1.140%), due 09/25/34†	403
250,000	Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class A1, 4.04% (3 mo. USD LIBOR plus 1.250%), due 10/15/30† 144A	249,515
250,000	BlueMountain CLO, Ltd., Series 2015-1A, Class A1R, 4.13% (3 mo. USD LIBOR plus 1.330%), due 04/13/27† 144A	250,066
5,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, due 07/17/23	4,959

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2012-4A, Class AR, 4.21% (3 mo. USD LIBOR plus 1.450%), due 01/20/29† 144A	500,119
500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2017-1A, Class A1B, 3.99% (3 mo. USD LIBOR plus 1.230%), due 04/20/31† 144A	499,491
255,000	CarMax Auto Owner Trust, Series 2018-1, Class A3, 2.48%, due 11/15/22	254,620
930,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, due 01/20/23	928,971
1,300,000	Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,394,750
253,521	CLI Funding LLC, Series 2018-1A, Class A, 4.03%, due 04/18/43 144A	255,600
292,000	CNH Equipment Trust, Series 2018-B, Class A3, 3.19%, due 11/15/23	295,394
324,225	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, due 04/25/47 144A	330,667
223,000	Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 2.80% (3 mo. USD LIBOR plus 0.200%), due 03/28/35†	211,201
627,737	Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	618,740
380,183	CSMC Trust, Series 2018-RPL8, Class A1, 4.13%, due 07/25/58◆◆ 144A	382,261
326,400	DB Master Finance LLC, Series 2015-1A, Class A2II, 3.98%, due 02/20/45 144A	326,765
1,087,238	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, due 11/20/47 144A	1,089,347
148,125	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	148,901
496,000	DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, due 05/20/49†††† 144A	499,819
245,000	DLL LLC, Series 2018-ST2, Class A3, 3.46%, due 01/20/22 144A	247,553
384,150	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	390,614
853,010	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2I, 4.02% (3 mo. USD LIBOR plus 1.250%), due 07/25/47† 144A	853,078
601,455	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.12%, due 07/25/48 144A	612,044
314,579	Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, due 02/15/22	314,603
333,788	Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.22%, due 07/20/45 144A	346,652
326,000	Enterprise Fleet Financing LLC, Series 2018-3, Class A2, 3.38%, due 05/20/24 144A	328,953
490,000	Evergreen Credit Card Trust, Series 2018-1, Class A, 2.95%, due 03/15/23 144A	493,084
127,725	FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, due 04/30/47 144A	130,077
113,000	Ford Credit Auto Owner Trust, Series 2017-B, Class A4, 1.87%, due 09/15/22	111,446
285,000	Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, due 03/15/23	282,427
350,000	Ford Credit Auto Owner Trust, Series 2018-B, Class A3, 3.24%, due 04/15/23	354,263
1,900,000	Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A, 3.17%, due 03/15/25	1,929,768
2,564,000	Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A1, 3.52%, due 10/15/23	2,613,378
201,541	Fremont Home Loan Trust, Series 2004-B, Class M1, 3.36% (1 mo. USD LIBOR plus 0.870%), due 05/25/34†	200,274
100,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C, 3.62%, due 06/17/24	101,659
1,245,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, due 11/16/23	1,255,586
936,000	Goal Capital Funding Trust, Series 2005-2, Class A4, 2.85% (3 mo. USD LIBOR plus 0.200%), due 08/25/44†	920,751
390,000	Golden Credit Card Trust, Series 2018-1A, Class A, 2.62%, due 01/15/23 144A	389,548
259,567	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	257,677
104,351	Hilton Grand Vacations Trust, Series 2018-AA, Class A, 3.54%, due 02/25/32 144A	105,859

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
194,138	Home Equity Asset Trust, Series 2003-8, Class M1, 3.57% (1 mo. USD LIBOR plus 1.080%), due 04/25/34†	195,020
125,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, due 09/15/23	123,353
145,000	Honda Auto Receivables Owner Trust, Series 2017-3, Class A4, 1.98%, due 11/20/23	143,366
226,000	Honda Auto Receivables Owner Trust, Series 2018-2, Class A3, 3.01%, due 05/18/22	227,444
170,000	Honda Auto Receivables Owner Trust, Series 2018-3, Class A3, 2.95%, due 08/22/22	171,204
221,000	Hyundai Auto Receivables Trust, Series 2018-B, Class A3, 3.20%, due 12/15/22	223,467
500,000	ICG US CLO, Ltd., Series 2017-2A, Class A1, 4.05% (3 mo. USD LIBOR plus 1.280%), due 10/23/29† 144A	498,301
572,107	Invitation Homes Trust, Series 2018-SFR1, Class A, 3.18%, due 03/17/37◆◆ 144A	565,306
188,336	KeyCorp Student Loan Trust, Series 2004-A, Class 1A2, 3.00% (3 mo. USD LIBOR plus 0.240%), due 10/27/42†	183,209
500,000	Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	495,688
735,452	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3.96% (3 mo. USD LIBOR plus 1.200%), due 10/20/26† 144A	735,728
2,370,000	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A4, 1.46%, due 12/15/22	2,340,661
750,000	MidOcean Credit CLO III, Series 2014-3A, Class A1R, 3.88%, due 04/21/31◆◆ 144A	740,224
165,180	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.50%, due 08/25/58◆◆ 144A	166,971
210,000	MMAF Equipment Finance LLC, Series 2017-B, Class A3, 2.21%, due 10/17/22 144A	208,489
161,000	MMAF Equipment Finance LLC, Series 2019-A, Class A3, 2.84%, due 11/13/23 144A	161,546
147,505	Morgan Stanley ABS Capital I, Inc., Series 2003-NC10, Class M1, 3.51% (1 mo. USD LIBOR plus 1.020%), due 10/25/33†	146,445
74,530	Morgan Stanley ABS Capital I, Inc., Series 2003-NC7, Class M1, 3.54% (1 mo. USD LIBOR plus 1.050%), due 06/25/33†	75,470
217,237	MVW Owner Trust, Series 2018-1A, Class A, 3.45%, due 01/21/36 144A	220,446
408,521	Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.91%, due 12/15/45 144A	417,888
419,000	Nelnet Student Loan Trust, Series 2006-1, Class A6, 3.10% (3 mo. USD LIBOR plus 0.450%), due 08/23/36† 144A	410,795
242,761	New Century Home Equity Loan Trust, Series 2003-A, Class A, 3.21% (1 mo. USD LIBOR plus 0.720%), due 10/25/33† 144A	237,720
236,277	New Residential Mortgage LLC, Series 2018-FNT1, Class A, 3.61%, due 05/25/23 144A	238,515
148,234	New Residential Mortgage LLC, Series 2018-FNT2, Class A, 3.79%, due 07/25/54 144A	149,544
401,021	NewResidential Mortgage Loan Trust, Series 2018-1A, Class A1A, 4.00%, due 12/25/57◆◆ 144A	410,859
120,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.22%, due 02/15/23 144A	120,491
2,050,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, due 10/15/23 144A	2,087,576
330,000	Nissan Auto Receivables Owner Trust, Series 2017-B, Class A4, 1.95%, due 10/16/23	326,248
600,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3.57% (3 mo. USD LIBOR plus 0.800%), due 07/25/36†	605,826
91,546	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.19%, due 01/25/23 144A	91,182

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
237,859	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2, Class A, 3.27%, due 02/25/23 144A	237,832
250,000	OCP CLO, Ltd., Series 2017-13A, Class A1A, 4.05% (3 mo. USD LIBOR plus 1.260%), due 07/15/30† 144A	250,107
1,300,000	OneMain Direct Auto Receivables Trust, Series 2017-2A, Class B, 2.55%, due 11/14/23 144A	1,292,386
300,000	OneMain Direct Auto Receivables Trust, Series 2017-2A, Class C, 2.82%, due 07/15/24 144A	298,434
700,000	OneMain Financial Issuance Trust, Series 2017-1A, Class A2, 3.29% (1 mo. USD LIBOR plus 0.800%), due 09/14/32† 144A	702,513
170,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, due 03/14/29 144A	170,894
108,000	Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, due 02/15/27 144A	109,320
750,000	OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 4.01% (3 mo. USD LIBOR plus 1.250%), due 10/22/30† 144A	744,940
750,000	OZLM IX CLO, Ltd., Series 2014-9A, Class A1AR, 3.75% (1 mo. USD LIBOR plus 1.280%), due 10/20/31† 144A	745,969
250,000	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 4.00% (1 mo. USD LIBOR plus 1.250%), due 10/30/30† 144A	248,057
750,000	OZLM XV CLO, Ltd., Series 2016-15A, Class A1, 4.25% (3 mo. USD LIBOR plus 1.490%), due 01/20/29† 144A	750,198
750,000	Palmer Square CLO Ltd., Series 2018-2A, Class A1A, 3.88%, due 07/16/31◆◆ 144A	741,061
500,000	Palmer Square CLO, Ltd., Series 2015-1A, Class A1R, 3.94% (3 mo. USD LIBOR plus 1.300%), due 05/21/29† 144A	500,054
240,000	PFS Financing Corp., Series 2018-B, Class A, 2.89%, due 02/15/23 144A	239,723
650,000	Progress Residential Trust, Series 2019-SFR1, Class A, 3.42%, due 08/17/35 144A	656,855
9,725	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35††	9,903
250,000	Romark CLO II, Ltd., Series 2018-2A, Class A1, 3.95%, due 07/25/31◆◆ 144A	247,345
300,000	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76%, due 12/15/22	299,562
300,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.96%, due 03/15/24	300,313
500,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.35%, due 07/17/23	502,635
430,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class C, 3.51%, due 08/15/23	432,642
500,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.81%, due 12/16/24	507,718
295,543	Saxon Asset Securities Trust, Series 2005-1, Class M1, 3.13% (1 mo. USD LIBOR plus 0.690%), due 05/25/35†	293,312
130,973	Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A, 3.50%, due 06/20/35 144A	132,633
154,000	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A, 3.20%, due 01/20/36 144A	155,047
500,000	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 4.00% (3 mo. USD LIBOR plus 1.240%), due 07/20/30† 144A	498,285
105,186	SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 2.90% (3 mo. USD LIBOR plus 0.290%), due 06/15/39†	102,326
3,088,900	Small Business Administration Participation Certificates, Series 2013-20H, Class 1, 3.16%, due 08/01/33	3,114,434
2,766,924	Small Business Administration Participation Certificates, Series 2014-20C, Class 1, 3.21%, due 03/01/34	2,822,608

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
1,194,757	Small Business Administration Participation Certificates, Series 2014-20D, Class 1, 3.11%, due 04/01/34	1,212,235
882,008	Small Business Administration Participation Certificates, Series 2014-20I, Class 1, 2.92%, due 09/01/34	886,420
150,024	SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.75%, due 07/15/27 144A	149,804
1,750,000	Sound Point CLO VII-R, Ltd., Series 2014-3RA, Class A1, 3.53% (1 mo. USD LIBOR plus 1.250%), due 10/23/31† 144A	1,744,057
500,000	Sound Point CLO XVI, Ltd., Series 2017-2A, Class A, 4.05% (3 mo. USD LIBOR plus 1.280%), due 07/25/30† 144A	498,902
345,966	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, due 04/25/29 144A	345,953
3,235,375	STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, due 04/20/45 144A	3,246,333
1,196,372	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	1,205,385
798,065	SunTrust Student Loan Trust, Series 2006-1A, Class A4, 2.95% (3 mo. USD LIBOR plus 0.190%), due 10/28/37† 144A	788,796
286,283	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, due 11/25/48 144A	294,914
750,000	Telos CLO, Series 2013-3A, Class AR, 4.07% (3 mo. USD LIBOR plus 1.300%), due 07/17/26† 144A	750,280
119,000	Textainer Marine Containers VII, Ltd., Series 2018-1A, Class A, 4.11%, due 07/20/43 144A	120,681
1,000,000	TICP CLO VI, Ltd., Series 2016-6A, Class A, 4.34% (3 mo. USD LIBOR plus 1.550%), due 01/15/29† 144A	1,000,157
250,000	TICP CLO VII, Ltd., Series 2017-7A, Class AS, 4.02% (3 mo. USD LIBOR plus 1.230%), due 07/15/29† 144A	249,735
115,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.91%, due 10/25/53◆◆ 144A	119,538
265,000	Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 3.78%, due 11/25/60◆◆ 144A	273,299
725,340	Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75%, due 06/25/57◆◆ 144A	715,874
803,555	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, due 10/25/57◆◆ 144A	789,291
781,428	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, due 01/25/58◆◆ 144A	775,246
254,627	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75%, due 05/25/58◆◆ 144A	258,177
376,374	Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00%, due 06/25/58◆◆ 144A	373,192
284,116	Towd Point Mortgage Trust, Series 2018-5, Class A1, 3.25%, due 07/25/58◆◆ 144A	283,465
201,829	Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75%, due 03/25/58◆◆ 144A	205,574
108,323	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25%, due 07/25/58◆◆ 144A	108,203
424,886	Towd Point Mortgage Trust, Series 2018-6, Class A1A, 3.75%, due 03/25/58◆◆ 144A	431,114
300,000	Toyota Auto Receivables Owner Trust, Series 2017-C, Class A4, 1.98%, due 12/15/22	296,095
460,000	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A3, 3.02%, due 12/15/22	464,253
750,000	Trinitas CLO V, Ltd., Series 2016-5A, Class A, 4.47% (3 mo. USD LIBOR plus 1.700%), due 10/25/28† 144A	750,250
500,000	Trinitas CLO VI, Ltd., Series 2017-6A, Class A, 4.09% (3 mo. USD LIBOR plus 1.320%), due 07/25/29† 144A	500,342
220,500	Triton Container Finance V LLC, Series 2018-1A, Class A, 3.95%, due 03/20/43 144A	223,206
182,996	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, due 02/16/43 144A	185,880
500,000	Venture XIX CLO, Ltd., Series 2014-19A, Class ARR, 4.05%, due 01/15/32◆◆ 144A	496,658
215,404	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35 144A	211,667
57,024	Wachovia Student Loan Trust, Series 2006-1, Class B, 3.01% (3 mo. USD LIBOR plus 0.240%), due 04/25/40† 144A	54,043

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
500,000	Wellfleet CLO, Ltd., Series 2018-3A, Class A1A, 4.07% (1 mo. USD LIBOR plus 1.250%), due 01/20/32† 144A	496,028
152,792	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30 144A	151,947
153,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, due 03/15/24 144A	153,857
317,000	World Omni Automobile Lease Securitization Trust, Series 2018-B, Class A3, 3.19%, due 12/15/21	319,837
250,000	Zais CLO 6, Ltd., Series 2017-1A, Class A1, 4.16% (3 mo. USD LIBOR plus 1.370%), due 07/15/29† 144A	250,139

		78,339,940

	Corporate Debt — 35.3%
235,000	3M Co. (MTN), 3.25%, due 02/14/24‡	242,262
300,000	AbbVie, Inc., 3.60%, due 05/14/25	300,949
500,000	AbbVie, Inc., 4.50%, due 05/14/35	489,838
133,326	ABY Transmision Sur SA, 6.88%, due 04/30/43 144A	149,326
175,000	Activision Blizzard, Inc., 3.40%, due 09/15/26	171,608
111,000	Advanced Micro Devices, Inc., 7.00%, due 07/01/24‡	116,481
250,000	AECOM, 5.13%, due 03/15/27	242,813
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	381,002
200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, due 10/30/20	204,774
200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, due 10/01/21	207,604
370,000	Aetna, Inc., 4.75%, due 03/15/44	361,546
220,000	Ahern Rentals, Inc., 7.38%, due 05/15/23 144A	203,775
780,008	Air Canada Pass Through Trust, Series 2015-1, Class A, 3.60%, due 09/15/28 144A	777,512
194,967	Air Canada Pass Through Trust,Series 2017-1, Class B, 3.70%, due 07/15/27 144A	189,186
134,791	Air Canada Pass Through Trust,Series 2013-1, Class A, 4.13%, due 11/15/26 144A	137,675
1,908,000	Air Lease Corp., 3.25%, due 03/01/25‡	1,838,923
117,000	Aircastle, Ltd., 4.40%, due 09/25/23	119,209
165,000	Aircastle, Ltd., 5.50%, due 02/15/22	173,167
141,000	Alimentation Couche-Tard, Inc., 2.70%, due 07/26/22 144A	139,592
640,000	Allergan Funding SCS, 4.55%, due 03/15/35	627,774
290,000	Ally Financial, Inc., 5.13%, due 09/30/24	305,587
130,000	Altice Financing SA, 6.63%, due 02/15/23 144A	133,250
365,000	Amazon.com, Inc., 3.15%, due 08/22/27	367,800
225,000	Amazon.com, Inc., 4.05%, due 08/22/47	238,594
340,000	AMC Networks, Inc., 5.00%, due 04/01/24	342,516
244,285	American Airlines Pass Through Trust,Series 2015-1, Class A, 3.38%, due 11/01/28	241,011
145,941	American Airlines Pass Through Trust,Series 2017-2, Class A, 3.60%, due 04/15/31	141,093
189,000	American Airlines Pass Through Trust,Series 2017-1, Class AA, 3.65%, due 02/15/29	190,482
129,334	American Airlines Pass Through Trust,Series 2015-1, Class B, 3.70%, due 11/01/24	127,873
124,200	American Airlines Pass Through Trust,Series 2017-1, Class A, 4.00%, due 08/15/30	125,775
225,435	American Airlines Pass Through Trust,Series 2016-1, Class A, 4.10%, due 07/15/29	230,003
2,584,712	American Airlines Pass Through Trust,Series 2013-2, Class A, 4.95%, due 07/15/24	2,679,701
76,579	American Airlines Pass Through Trust,Series 2001-1, Class A, 6.98%, due 11/23/22	78,358
255,000	American Express Co., 2.50%, due 08/01/22	252,136
195,000	American Homes 4 Rent, LP REIT, 4.25%, due 02/15/28	193,177
341,000	American Tower Corp. REIT, 3.55%, due 07/15/27	335,871
145,000	American Tower Corp. REIT, 4.70%, due 03/15/22	151,768

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
135,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	135,169
319,000	Anadarko Petroleum Corp., 4.85%, due 03/15/21	330,799
4,000,000	Anadarko Petroleum Corp., 6.89%, due 10/10/36‡‡	1,780,906
255,000	Andeavor Logistics, LP, 6.88%◆ †††††	256,424
86,000	Andeavor Logistics, LP/Tesoro Logistics Finance Corp., 4.25%, due 12/01/27‡	86,566
140,000	Andeavor Logistics, LP/Tesoro Logistics Finance Corp., 5.25%, due 01/15/25	145,455
145,000	Andeavor Logistics, LP/Tesoro Logistics Finance Corp., 6.38%, due 05/01/24	152,431
150,000	Anglo American Capital Plc, 4.75%, due 04/10/27 144A	152,999
1,295,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46 144A	1,302,692
200,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	192,453
135,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, due 09/15/24	136,728
189,000	Antero Resources Corp., 5.13%, due 12/01/22	190,710
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,469
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	229,666
295,000	Aquarius & Investments Plc for Swiss Reinsurance Co., Ltd., Reg S, 6.38% (USD 5 year swap rate plus 5.210%), due 09/01/24† ‡‡‡	298,349
188,000	Archrock Partners, LP/Archrock Partners Finance Corp., 6.00%, due 04/01/21	187,918
168,000	Archrock Partners, LP/Archrock Partners Finance Corp., 6.00%, due 10/01/22	170,100
204,000	Arconic, Inc., 5.13%, due 10/01/24	208,981
175,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 02/15/25 144A	175,438
174,000	Ares Capital Corp., 3.63%, due 01/19/22	174,430
140,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	135,800
140,000	ASP AMC Merger Sub, Inc., 8.00%, due 05/15/25 144A	63,700
150,000	AT&T, Inc., 2.63%, due 12/01/22	148,174
2,000,000	AT&T, Inc., 3.21%, due 11/27/22‡‡ 144A	1,787,404
619,000	AT&T, Inc., 3.40%, due 05/15/25	613,098
25,000	AT&T, Inc., 4.30%, due 02/15/30	25,311
278,000	AT&T, Inc., 4.35%, due 03/01/29	284,253
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,322
855,000	AT&T, Inc., 4.85%, due 03/01/39	861,769
110,000	AT&T, Inc., 5.25%, due 03/01/37	115,414
130,000	Australia & New Zealand Banking Group, Ltd., 6.75% (USISDA05 plus 5.168%)† ††††† ‡ 144A	137,760
147,000	Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	149,940
105,000	AXA SA, 8.60%, due 12/15/30	137,648
160,000	Azul Investments LLP, 5.88%, due 10/26/24 144A	152,400
200,000	Banco Santander SA, 3.85%, due 04/12/23	201,819
100,000	Banco Santander SA, 4.38%, due 04/12/28	101,210
137,000	Banff Merger Sub, Inc., 9.75%, due 09/01/26 144A	133,233
470,000	Bank of America Corp., 3.50%, due 04/19/26	474,442
420,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR plus 3.387%)† ††††† ‡	419,144
270,000	Bank of America Corp.,Series DD, 6.30% (3 mo. USD LIBOR plus 4.553%)† ††††† ‡	293,543
755,000	Bank of America Corp., (MTN), 3.59% (3 mo. USD LIBOR plus 1.370%), due 07/21/28† ‡	753,431
385,000	Bank of America Corp., (MTN), 3.82% (3 mo. USD LIBOR plus 1.575%), due 01/20/28†	390,539
273,000	Bank of America Corp., (MTN),Series L, 3.95%, due 04/21/25	277,946
500,000	Bank of America Corp., (MTN), 4.13%, due 01/22/24	524,213

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
135,000	Bank of America Corp., (MTN), 4.20%, due 08/26/24	139,802
210,000	Bank of America Corp., (MTN), 4.27% (1 mo. USD LIBOR plus 1.310%), due 07/23/29†	218,842
513,000	Bank of America Corp., (MTN), 4.33%, due 03/15/50◆	529,204
1,105,000	Bank of America Corp., (MTN), 4.45%, due 03/03/26	1,152,645
200,000	Bank of Montreal (MTN), 2.90%, due 03/26/22	200,281
575,000	Barclays Plc, 3.68%, due 01/10/23	574,646
190,000	Barclays Plc, 4.38%, due 01/12/26	191,378
400,000	Barclays Plc, 4.97%, due 05/16/29†	413,855
190,000	Barclays Plc, 7.75% (1 mo. USD LIBOR plus 4.842%)† †††††	190,434
770,000	BAT Capital Corp., 3.22%, due 08/15/24	753,335
225,000	Bausch Health Cos., Inc., 6.13%, due 04/15/25‡ 144A	223,313
255,000	Bayer US Finance II LLC, 3.23%, due 06/25/21◆◆ 144A	252,890
335,000	Bayer US Finance II LLC, 3.50%, due 06/25/21 144A	336,463
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	105,528
1,312,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,649,804
105,000	BHP Billiton Finance USA, Ltd., 6.25% (USD 5 year swap rate plus 4.971%), due 10/19/75† 144A	109,570
1,099,000	Blackstone Holdings Finance Co. LLC, 4.75%, due 02/15/23 144A	1,166,321
145,000	BMW US Capital LLC, 3.10%, due 04/12/21 144A	145,958
110,000	BMW US Capital LLC, 3.21%, due 04/12/21 144A◆◆	109,971
510,000	BNP Paribas SA, 3.38%, due 01/09/25 144A	499,990
1,835,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	1,905,776
169,000	Boston Scientific Corp., 3.45%, due 03/01/24	172,143
170,000	BPCE SA, 4.50%, due 03/15/25 144A	171,101
240,000	BPCE SA, 5.70%, due 10/22/23 144A	256,156
190,000	Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	185,440
305,000	Brighthouse Financial, Inc., 3.70%, due 06/22/27	276,857
98,792	British Airways Pass Through Trust,Series 2018-1, Class A, 4.13%, due 03/20/33 144A	100,575
140,000	C&W Senior Financing DAC, 6.88%, due 09/15/27 144A	141,050
130,000	Cablevision Systems Corp., 5.88%, due 09/15/22	136,175
485,000	Canadian Imperial Bank of Commerce, 2.70%, due 02/02/21	485,518
859,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15#	1,056,351
958,000	Capital One Financial Corp., 3.20%, due 01/30/23	959,785
155,000	Capital One Financial Corp., 3.50%, due 06/15/23	156,984
155,000	Capital One Financial Corp., 3.90%, due 01/29/24	158,546
82,000	CBS Corp., 3.38%, due 03/01/22	82,669
120,000	CBS Corp., 3.70%, due 08/15/24	122,045
115,000	CCM Merger, Inc., 6.00%, due 03/15/22 144A	118,306
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, due 05/01/27‡ 144A	218,463
715,000	Celgene Corp., 2.25%, due 08/15/21	703,985
156,000	Celgene Corp., 3.25%, due 02/20/23	157,379
130,000	Cemex SAB de CV, 6.13%, due 05/05/25 144A	134,875
200,000	Cengage Learning, Inc., 9.50%, due 06/15/24‡ 144A	166,500
225,000	Cenovus Energy, Inc., 4.45%, due 09/15/42	199,386
250,000	Cenovus Energy, Inc., 5.40%, due 06/15/47‡	247,933
163,000	Centene Corp., 5.38%, due 06/01/26 144A	170,539
125,000	CenterPoint Energy, Inc., 2.50%, due 09/01/22‡	122,061

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
350,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	347,627
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,175
370,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48	387,075
1,846,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	2,061,081
620,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	695,989
276,000	Chemours Co. (The), 6.63%, due 05/15/23	286,375
250,000	Cheniere Corpus Christi Holdings LLC, 5.13%, due 06/30/27	262,812
133,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25	144,970
101,000	Chesapeake Energy Corp., 7.50%, due 10/01/26‡	99,717
540,000	Cigna Corp., 4.38%, due 10/15/28 144A	560,638
135,000	Cimarex Energy Co., 4.38%, due 06/01/24	140,310
225,000	Cincinnati Bell, Inc., 7.00%, due 07/15/24‡ 144A	208,256
2,447,000	Citigroup, Inc., 3.40%, due 05/01/26	2,434,870
310,000	Citigroup, Inc., 3.67% (3 mo. USD LIBOR plus 1.390%), due 07/24/28†	309,464
1,110,000	Citigroup, Inc., 3.89% (3 mo. USD LIBOR plus 1.563%), due 01/10/28†	1,128,128
180,000	Citigroup, Inc., 4.40%, due 06/10/25	186,523
344,000	Citigroup, Inc., 4.60%, due 03/09/26	359,672
110,000	Citigroup, Inc., 5.50%, due 09/13/25	120,675
130,000	Citigroup, Inc., 5.90% (3 mo. USD LIBOR plus 4.230%)† †††††	132,514
230,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.068%)† †††††	234,160
550,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.095%)† †††††	555,613
120,000	Citigroup, Inc., 6.13% (3 mo. USD LIBOR plus 4.478%)† ††††† ‡	122,447
295,000	Citigroup, Inc.,Series T, 6.25% (3 mo. USD LIBOR plus 4.517%)† ††††† ‡	310,763
231,000	Citrix Systems, Inc., 4.50%, due 12/01/27	227,529
180,000	Clear Channel Worldwide Holdings, Inc.,Series B, 6.50%, due 11/15/22	184,725
158,000	Clearway Energy Operating LLC, 5.38%, due 08/15/24	158,395
1,024,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14#	1,134,684
535,000	CNAC HK Finbridge Co., Ltd., Reg S, 3.50%, due 07/19/22‡‡‡	535,071
196,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	203,473
153,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, due 08/15/26 144A	155,778
130,000	Columbia Pipeline Group, Inc., 4.50%, due 06/01/25	135,801
5,000	Comcast Corp., 3.97%, due 11/01/47	4,831
20,000	Comcast Corp., 6.50%, due 11/15/35	25,346
54,000	Commercial Metals Co., 5.38%, due 07/15/27	52,110
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	359,356
201,000	CommScope Finance LLC, 8.25%, due 03/01/27 144A	209,040
130,000	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, due 02/06/24 144A	135,444
862,000	Conagra Brands, Inc., 3.80%, due 10/22/21	878,546
45,000	Concho Resources, Inc., 4.88%, due 10/01/47	47,568
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	65,846
190,000	Constellation Brands, Inc., 3.20%, due 02/15/23‡	191,315
1,053,162	Continental Airlines Pass Through Trust,Series 2007-1, Class A, 5.98%, due 10/19/23	1,108,980
353,000	Continental Resources, Inc., 5.00%, due 09/15/22	355,907

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
935,000	Cooperatieve Rabobank UA, 3.88%, due 09/26/23 144A	963,179
595,000	Corp. Andina de Fomento, 2.13%, due 09/27/21	582,808
55,000	Corp. Andina de Fomento, 2.75%, due 01/06/23	54,346
1,526,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	1,488,474
118,000	Credit Acceptance Corp., 6.13%, due 02/15/21	118,369
250,000	Credit Agricole SA, 3.75%, due 04/24/23 144A	252,892
175,000	Credit Agricole SA, 7.88% (USD 5 year swap rate plus 4.898%)† ††††† ‡ 144A	188,276
200,000	Credit Suisse Group AG, 7.50% (1 mo. USD LIBOR plus 4.600%)† ††††† 144A	205,867
500,000	Credit Suisse Group Funding Guernsey, Ltd., 3.45%, due 04/16/21	505,404
125,000	Credito Real SAB de CV SOFOM ER, 9.13%◆ ††††† 144A	121,719
170,000	Crown Castle Holdings GS V LLC/Crown Castle GS III Corp. REIT, 3.85%, due 04/15/23	174,155
125,000	CSC Holdings LLC, 7.50%, due 04/01/28‡ 144A	134,569
216,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.25%, due 08/15/22	190,080
189,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	181,440
1,160,000	CVS Health Corp., 2.75%, due 12/01/22	1,144,621
440,000	CVS Health Corp., 3.35%, due 03/09/21	443,519
50,000	CVS Health Corp., 4.78%, due 03/25/38	49,588
415,000	CVS Health Corp., 5.05%, due 03/25/48	418,704
120,000	CVS Health Corp., 5.13%, due 07/20/45	122,138
1,983,262	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	2,358,868
160,000	Cydsa SAB DE CV, 6.25%, due 10/04/27 144A	153,802
286,000	Daimler Finance North America LLC, 3.75%, due 11/05/21 144A	291,139
187,000	Danske Bank AS, 5.00%, due 01/12/22 144A	191,860
265,000	DaVita, Inc., 5.00%, due 05/01/25‡	254,930
578,000	DCP Midstream Operating, LP, 5.35%, due 03/15/20‡ 144A	589,658
290,000	DCP Midstream Operating, LP, 5.85% (3 mo. USD LIBOR plus 3.850%), due 05/21/43† 144A	271,875
212,000	DCP Midstream, LP,Series A, 7.38% (1 mo. USD LIBOR plus 5.148%)† †††††	208,338
292,000	Dell International LLC/EMC Corp., 4.90%, due 10/01/26 144A	296,836
296,000	Dell International LLC/EMC Corp., 5.30%, due 10/01/29 144A	299,185
375,000	Dell International LLC/EMC Corp., 6.02%, due 06/15/26 144A	403,676
366,000	Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	442,329
812,597	Delta Air Lines Pass Through Trust,Series 2007-1, Class A, 6.82%, due 02/10/24	889,672
290,000	Delta Air Lines, Inc., 3.63%, due 03/15/22	291,836
143,000	Delta Air Lines, Inc., 3.80%, due 04/19/23	144,635
225,000	Delta Air Lines, Inc., 4.38%, due 04/19/28	220,661
300,000	Deutsche Bank AG, 5.00%, due 02/14/22	306,789
375,000	Deutsche Bank AG, (MTN), 3.38%, due 05/12/21	372,878
132,000	Diamondback Energy, Inc., 4.75%, due 11/01/24 144A	135,439
622,000	Digital Realty Trust, LP REIT, 3.70%, due 08/15/27	616,453
272,000	Discover Financial Services, 3.95%, due 11/06/24	277,117
70,000	Discover Financial Services, 4.10%, due 02/09/27	70,028
600,000	Discovery Communications LLC, 2.80%, due 06/15/20 144A	597,483
245,000	Dollar Tree, Inc., 3.47%, due 04/17/20◆◆	245,056
411,000	Dollar Tree, Inc., 4.20%, due 05/15/28	409,946
115,000	Dominion Energy, Inc., 2.85%, due 08/15/26	110,496
325,000	DTE Electric Co., 4.05%, due 05/15/48	339,258
1,839,000	Duke Energy Corp., 3.55%, due 09/15/21	1,868,265

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
420,000	Duke Energy Florida LLC, 3.40%, due 10/01/46	391,505
195,000	Duke Energy Progress LLC, 3.70%, due 10/15/46	190,640
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	250,194
80,000	Eldorado Resorts, Inc., 6.00%, due 09/15/26‡	81,600
275,000	Electricite de France SA, 5.25% (USD 10 year swap rate plus 3.709%)† ††††† 144A	276,880
102,000	Embraer Netherlands Finance BV, 5.05%, due 06/15/25	107,993
250,000	Embraer Overseas, Ltd., 5.70%, due 09/16/23 144A	268,440
308,000	Emera US Finance, LP, 3.55%, due 06/15/26	304,986
199,000	Enable Midstream Partners, LP, 3.90%, due 05/15/24	197,708
255,000	Enable Midstream Partners, LP, 4.95%, due 05/15/28	258,428
265,000	Enbridge Energy Partners, LP, 4.38%, due 10/15/20	270,860
205,000	Enbridge, Inc., 5.50% (3 mo. USD LIBOR plus 3.418%), due 07/15/77†	194,027
185,000	Enbridge, Inc., 6.25% (1 mo. USD LIBOR plus 3.641%), due 03/01/78†	184,260
265,000	Encana Corp., 6.50%, due 08/15/34	317,023
70,000	Energy Transfer Operating, LP, 4.20%, due 04/15/27	70,335
263,000	Energy Transfer Operating, LP, 4.25%, due 03/15/23	270,291
270,000	Energy Transfer Operating, LP, 4.95%, due 06/15/28	283,444
160,000	Energy Transfer Operating, LP, 5.15%, due 03/15/45	154,034
109,000	Energy Transfer Operating, LP, 5.88%, due 01/15/24	119,146
177,000	Enova International, Inc., 8.50%, due 09/15/25 144A	165,716
355,000	Enterprise Products Operating LLC, 5.25% (1 mo. USD LIBOR plus 3.033%), due 08/16/77◆	328,899
45,000	Equifax, Inc., 7.00%, due 07/01/37	51,421
134,000	Equinix, Inc. REIT, 5.38%, due 05/15/27	141,075
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49* ***** ^	—
769,000	Exelon Corp., 5.10%, due 06/15/45	861,512
912,000	Exelon Generation Co. LLC, 4.25%, due 06/15/22	946,429
300,000	Exelon Generation Co. LLC, 5.20%, due 10/01/19	303,369
345,000	Expedia Group, Inc., 3.80%, due 02/15/28	333,233
365,000	Expedia Group, Inc., 5.00%, due 02/15/26	386,761
1,270,000	Express Scripts Holding Co., 3.40%, due 03/01/27	1,238,146
770,000	FedEx Corp., 4.05%, due 02/15/48	692,202
1,360,000	Ferguson Finance Plc, 4.50%, due 10/24/28 144A	1,370,102
157,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR plus 3.033%)† †††††	150,559
245,000	FirstEnergy Corp.,Series C, 7.38%, due 11/15/31	324,355
200,000	FLIR Systems, Inc., 3.13%, due 06/15/21	199,425
395,000	Ford Motor Credit Co. LLC, 3.81%, due 10/12/21	391,493
395,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	409,142
160,000	Freedom Mortgage Corp., 8.13%, due 11/15/24‡ 144A	142,800
72,000	Freedom Mortgage Corp., 8.25%, due 04/15/25‡ 144A	64,260
131,000	GCI LLC, 6.88%, due 04/15/25	137,386
1,355,000	GE Capital International Funding Co. Unlimited Co., 2.34%, due 11/15/20	1,338,717
563,000	GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	521,320
80,000	General Electric Co., (MTN), 4.38%, due 09/16/20	81,552
305,000	General Motors Co., 4.00%, due 04/01/25	301,280
345,000	General Motors Co., 4.88%, due 10/02/23	358,986
1,045,000	General Motors Financial Co., Inc., 3.50%, due 07/10/19	1,047,001
305,000	General Motors Financial Co., Inc., 3.55%, due 04/09/21	306,786
160,000	General Motors Financial Co., Inc., 3.65%, due 04/09/21◆◆	158,830

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
266,000	General Motors Financial Co., Inc., 4.00%, due 01/15/25	260,750
1,085,000	General Motors Financial Co., Inc., 4.15%, due 06/19/23	1,095,794
229,000	General Motors Financial Co., Inc., 4.30%, due 07/13/25	227,931
281,000	GlaxoSmithKline Capital Plc, 3.00%, due 06/01/24	282,599
379,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 5.38%, due 04/15/26	396,965
265,000	Goldcorp, Inc., 3.63%, due 06/09/21	267,435
919,000	Goldman Sachs Group (The), Inc., 2.63%, due 04/25/21	915,591
140,000	Goldman Sachs Group (The), Inc., 3.50%, due 01/23/25	139,760
85,000	Goldman Sachs Group (The), Inc., 3.75%, due 02/25/26	85,365
320,000	Goldman Sachs Group (The), Inc., 3.81%, due 04/23/29◆	317,297
777,000	Goldman Sachs Group (The), Inc., 3.85%, due 01/26/27	780,682
125,000	Goldman Sachs Group (The), Inc., 5.30% (3 mo. USD LIBOR plus 3.834%)† ††††† ‡	125,997
465,000	Goldman Sachs Group (The), Inc., 5.38% (3 mo. USD LIBOR plus 3.922%)† †††††	469,164
130,000	Goldman Sachs Group (The), Inc., 5.75%, due 01/24/22	139,482
50,000	Graham Holdings Co., 5.75%, due 06/01/26 144A	52,625
175,000	Greenko Dutch BV, 4.88%, due 07/24/22 144A	172,637
42,000	Greif, Inc., 6.50%, due 03/01/27 144A	43,050
84,000	H&E Equipment Services, Inc., 5.63%, due 09/01/25‡	84,105
160,000	HCA, Inc., 5.25%, due 04/15/25	172,027
147,000	HCA, Inc., 5.25%, due 06/15/26	157,729
150,000	HCA, Inc., 5.38%, due 02/01/25	159,375
140,000	HCA, Inc., 7.50%, due 02/15/22	154,742
45,000	Hewlett Packard Enterprise Co., 2.10%, due 10/04/19 144A	44,815
85,000	Hilton Domestic Operating Co., Inc., 5.13%, due 05/01/26 144A	86,640
97,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, due 12/01/24	101,123
440,000	HSBC Holdings Plc, 3.28%, due 05/18/21◆◆	439,921
320,000	HSBC Holdings Plc, 3.95% (1 mo. USD LIBOR plus 0.987%), due 05/18/24†	326,501
195,000	HSBC Holdings Plc, 6.88% (USISDA05 plus 5.514%)† ††††† ‡	203,607
297,000	Huntington Ingalls Industries, Inc., 5.00%, due 11/15/25‡ 144A	305,167
224,000	Husky Energy, Inc., 3.95%, due 04/15/22	229,276
252,000	IHS Markit, Ltd., 4.00%, due 03/01/26 144A	252,378
125,000	IHS Markit, Ltd., 4.75%, due 02/15/25 144A	130,436
135,000	IHS Markit, Ltd., 4.75%, due 08/01/28	141,421
110,000	IHS Markit, Ltd., 5.00%, due 11/01/22 144A	115,313
220,000	ING Bank NV, 5.80%, due 09/25/23 144A	237,317
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43 144A	159,750
130,000	International Game Technology Plc, 6.50%, due 02/15/25 144A	135,850
100,000	IQVIA, Inc., 4.88%, due 05/15/23 144A	102,260
107,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 07/15/25 144A	111,548
122,000	Jacobs Entertainment, Inc., 7.88%, due 02/01/24 144A	128,100
52,000	JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	52,407
190,000	Jefferies Financial Group, Inc, 5.50%, due 10/18/23	198,995
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	529,963
235,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, due 01/23/30‡	215,378
228,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, due 01/15/27	229,380
1,002,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	1,016,357
230,000	JPMorgan Chase & Co., 3.20%, due 06/15/26	228,728
1,430,000	JPMorgan Chase & Co., 3.38%, due 05/01/23	1,445,473

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
440,000	JPMorgan Chase & Co., 3.51% (1 mo. USD LIBOR plus 0.610%), due 06/18/22†	446,277
625,000	JPMorgan Chase & Co., 3.96%, due 11/15/48◆	610,260
340,000	JPMorgan Chase & Co., 4.01%, due 04/23/29◆	349,512
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	93,190
555,000	JPMorgan Chase & Co., 5.30% (3 mo. USD LIBOR plus 3.800%)† †††††	560,941
280,000	JPMorgan Chase & Co.,Series S, 6.75% (3 mo. USD LIBOR plus 3.780%)† ††††† ‡	307,136
250,000	JPMorgan Chase Bank NA, 3.09%, due 04/26/21◆	250,529
843,000	Juniper Networks, Inc., 4.60%, due 03/15/21	865,977
200,000	KazMunayGas National Co. JSC, 3.88%, due 04/19/22‡ 144A	202,052
322,000	Keurig Dr Pepper, Inc., 3.55%, due 05/25/21 144A	325,586
120,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	155,011
110,000	Kinder Morgan Inc., 3.15%, due 01/15/23	110,275
1,240,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,329,342
688,000	KKR Group Finance Co. LLC, 6.38%, due 09/29/20 144A	720,938
167,000	KLA-Tencor Corp., 4.10%, due 03/15/29	170,302
105,000	Klabin Finance SA, 4.88%, due 09/19/27 144A	102,113
360,000	Kraft Heinz Foods Co., 3.50%, due 06/06/22	364,091
155,000	Kraft Heinz Foods Co., 4.88%, due 02/15/25 144A	158,586
129,000	Kratos Defense & Security Solutions, Inc., 6.50%, due 11/30/25 144A	136,256
300,000	L Brands, Inc., 5.63%, due 10/15/23‡	307,875
47,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, due 03/15/22 144A	47,823
88,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, due 10/01/25 144A	84,700
225,000	Lam Research Corp., 3.75%, due 03/15/26	229,416
187,000	Lam Research Corp., 4.88%, due 03/15/49	197,247
110,000	Laureate Education, Inc., 8.25%, due 05/01/25 144A	119,900
145,000	Lazard Group LLC, 4.38%, due 03/11/29	146,829
154,000	Lear Corp., 5.25%, due 01/15/25	160,163
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%***** ††† ††††† ¤	165
270,000	Lehman Brothers Holdings, Inc., (MTN), 6.75%, due 12/28/17***** ††† ¤	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17***** ††† ¤	312
254,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	263,318
2,133,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	2,220,325
236,000	Liberty Mutual Group, Inc., 7.80%, due 03/07/87 144A	270,559
105,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/01/24 144A	108,544
145,000	Liquid Telecommunications Financing Plc, 8.50%, due 07/13/22 144A	149,643
800,000	Lloyds Bank Plc, 3.30%, due 05/07/21‡	806,545
465,000	Lloyds Banking Group Plc, 4.45%, due 05/08/25	483,055
180,000	Lloyds Banking Group Plc, 7.50% (USD 5 year swap rate plus 4.760%)† ††††† ‡	185,850
473,000	Lockheed Martin Corp., 4.70%, due 05/15/46	533,748
127,000	LSC Communications, Inc., 8.75%, due 10/15/23‡ 144A	134,938
140,000	M&T Bank Corp.,Series F, 5.13% (3 mo. USD LIBOR plus 3.520%)† ††††† ‡	140,207
270,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25 144A	279,138
1,484,000	Macquarie Group, Ltd., 4.15%, due 03/27/24◆◆ 144A	1,510,896
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	53,686
200,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	217,488
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	238,605
255,000	Marvell Technology Group, Ltd., 4.88%, due 06/22/28‡	263,847

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
135,000	Masco Corp., 4.45%, due 04/01/25	138,751
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	537,424
145,000	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, due 05/15/24‡ 144A	116,544
241,000	MDC Partners, Inc., 6.50%, due 05/01/24‡ 144A	200,633
170,000	MEDNAX, Inc., 5.25%, due 12/01/23 144A	172,550
154,000	MEDNAX, Inc., 6.25%, due 01/15/27‡ 144A	155,925
145,000	MetLife, Inc., 6.40%, due 12/15/66	155,721
185,000	Mexichem SAB de CV, 5.50%, due 01/15/48 144A	173,208
63,000	MGIC Investment Corp., 5.75%, due 08/15/23	66,780
155,000	Microchip Technology, Inc., 3.92%, due 06/01/21 144A	156,420
380,000	Microchip Technology, Inc., 4.33%, due 06/01/23 144A	387,930
220,000	Micron Technology, Inc., 4.98%, due 02/06/26	224,619
344,000	Micron Technology, Inc., 5.33%, due 02/06/29	353,435
645,000	Microsoft Corp., 4.00%, due 02/12/55	676,357
213,000	Microsoft Corp., 4.45%, due 11/03/45	241,771
450,000	Mitsubishi UFJ Financial Group, Inc., 3.22%, due 03/07/22	453,779
1,483,000	Morgan Stanley, 3.13%, due 07/27/26	1,445,052
945,000	Morgan Stanley, 3.59% (3 mo. USD LIBOR plus 1.340%), due 07/22/28†	938,658
921,000	Morgan Stanley, 3.88%, due 04/29/24	947,819
325,000	Morgan Stanley, 5.45% (3 mo. USD LIBOR plus 3.610%)† ††††† ‡	326,219
695,000	Morgan Stanley, (MTN), 3.77%, due 01/24/29◆	698,125
190,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	194,445
333,000	Motorola Solutions, Inc., 4.60%, due 02/23/28	336,028
190,000	MPLX, LP, 4.00%, due 03/15/28	189,002
250,000	MPLX, LP, 4.50%, due 04/15/38	237,835
100,000	MPLX, LP, 4.80%, due 02/15/29	105,362
25,000	MPLX, LP, 5.20%, due 03/01/47	25,406
145,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	138,074
154,000	Murphy Oil Corp., 5.75%, due 08/15/25	158,886
135,000	Mylan NV, 5.25%, due 06/15/46	121,697
170,000	Mylan, Inc., 5.20%, due 04/15/48	153,594
195,000	Myriad International Holdings BV, 5.50%, due 07/21/25 144A	209,099
44,000	National CineMedia LLC, 6.00%, due 04/15/22	44,660
102,000	Nationstar Mortgage Holdings, Inc., 8.13%, due 07/15/23‡ 144A	105,315
83,000	Nationstar Mortgage Holdings, Inc., 9.13%, due 07/15/26 144A	84,453
220,000	Natura Cosmeticos SA, 5.38%, due 02/01/23 144A	220,000
175,000	Netflix, Inc., 4.88%, due 04/15/28	173,688
260,000	Netflix, Inc., 5.88%, due 11/15/28 144A	275,275
445,000	New England Power Co., 3.80%, due 12/05/47 144A	427,104
63,000	Newfield Exploration Co., 5.63%, due 07/01/24	68,919
97,000	Newfield Exploration Co., 5.75%, due 01/30/22	103,645
260,000	NextEra Energy Capital Holdings, Inc., 3.55%, due 05/01/27	261,329
165,000	Nippon Life Insurance Co., 5.10% (USISDA05 plus 3.650%), due 10/16/44† 144A	172,668
670,000	NiSource, Inc., 3.49%, due 05/15/27	668,363
135,000	Nissan Motor Acceptance Corp., 3.65%, due 09/21/21 144A	135,790
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	799,113
115,000	Norbord, Inc., 6.25%, due 04/15/23 144A	118,306
195,000	Northern States Power Co., 3.60%, due 09/15/47	190,759

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
220,000	Northern States Power Co., 4.13%, due 05/15/44	230,828
143,000	NRG Energy, Inc., 6.25%, due 05/01/24	148,005
315,000	Nutrien, Ltd., 4.90%, due 06/01/43	322,512
370,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	385,170
163,000	NXP BV/NXP Funding LLC, 4.88%, due 03/01/24‡ 144A	172,302
117,000	Omega Healthcare Investors, Inc. REIT, 4.50%, due 01/15/25	118,964
139,000	ONEOK Partners, LP, 5.00%, due 09/15/23	147,814
200,000	ONEOK, Inc., 4.95%, due 07/13/47	197,451
100,000	Owens Corning, 4.20%, due 12/15/22	102,631
155,000	Oztel Holdings SPC, Ltd., 6.63%, due 04/24/28 144A	151,570
155,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/27‡ 144A	155,000
205,000	PECO Energy Co., 3.70%, due 09/15/47	200,833
1,700,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.90%, due 02/01/24 144A	1,721,264
155,000	Petrobras Global Finance BV, 5.30%, due 01/27/25	157,637
227,000	Petrobras Global Finance BV, 5.75%, due 02/01/29	225,411
80,000	Petrobras Global Finance BV, 6.25%, due 03/17/24	86,200
280,000	Petrobras Global Finance BV, 7.38%, due 01/17/27	308,658
190,000	Petroleos Mexicanos, 4.88%, due 01/24/22	192,092
155,000	Petroleos Mexicanos, 5.50%, due 01/21/21	157,945
76,000	Petroleos Mexicanos, 6.35%, due 02/12/48	67,385
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	231,461
520,000	Petroleos Mexicanos, 6.75%, due 09/21/47	478,660
350,000	Petroleos Mexicanos, 6.88%, due 08/04/26	365,680
1,006,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	1,005,143
774,000	Phillips 66 Partners, LP, 3.75%, due 03/01/28	763,341
65,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	60,475
50,000	Plains All American Pipeline, LP/PAA Finance Corp., 5.15%, due 06/01/42	47,933
315,000	PNC Bank NA, 2.45%, due 07/28/22‡	313,932
152,000	PNC Financial Services Group (The), Inc., 3.50%, due 01/23/24	155,710
155,000	PNC Financial Services Group (The), Inc.,Series R, 4.85% (3 mo. USD LIBOR plus 3.040%)† †††††	152,904
343,000	PNC Financial Services Group (The), Inc.,Series O, 6.75% (3 mo. USD LIBOR plus 3.678%)† †††††	364,571
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	588,417
63,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 05/15/23 144A	66,308
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	85,559
415,000	Prudential Financial, Inc., 5.88% (3 mo. USD LIBOR plus 4.175%), due 09/15/42†	439,580
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27	438,631
355,000	Public Service Electric & Gas Co., (MTN), 3.70%, due 05/01/28	369,357
170,000	QEP Resources, Inc., 6.88%, due 03/01/21	175,100
65,000	Qorvo, Inc., 5.50%, due 07/15/26 144A	67,282
170,000	Quicken Loans, Inc., 5.25%, due 01/15/28 144A	159,800
205,000	Quicken Loans, Inc., 5.75%, due 05/01/25 144A	206,743
200,000	QVC, Inc., 4.38%, due 03/15/23	202,973
125,000	QVC, Inc., 5.13%, due 07/02/22	131,022
130,000	QVC, Inc., 5.45%, due 08/15/34	126,503
175,000	Rackspace Hosting, Inc., 8.63%, due 11/15/24‡ 144A	156,342
87,000	Radian Group, Inc., 4.50%, due 10/01/24	86,130
49,000	Radian Group, Inc., 5.25%, due 06/15/20‡	50,409

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
52,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, due 02/15/23 144A	51,740
62,000	Refinitiv US Holdings, Inc., 8.25%, due 11/15/26 144A	60,993
38,000	Refinitiv US Holdings, Inc., 6.25%, due 05/15/26 144A	38,618
328,000	Regions Bank, 3.37% (1 mo. USD LIBOR plus 0.500%), due 08/13/21†	329,609
300,000	Regions Financial Corp., 2.75%, due 08/14/22	297,834
120,000	Regions Financial Corp., 3.80%, due 08/14/23	123,419
490,000	Royal Bank of Canada, (MTN), 3.14%, due 04/30/21◆◆	491,235
780,000	Royal Bank of Scotland Group Plc, 3.88%, due 09/12/23	783,693
382,000	Royal Bank of Scotland Group Plc, 8.63% (USD 5 year swap rate plus 7.598%)† †††††	407,785
151,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	152,195
215,000	Sabine Pass Liquefaction LLC, 5.75%, due 05/15/24	237,058
76,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26	84,602
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	319,200
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48	290,901
155,000	Santander Holdings USA, Inc., 3.40%, due 01/18/23	155,003
275,000	Santander Holdings USA, Inc., 3.70%, due 03/28/22	278,391
200,000	Santander Holdings USA, Inc., 4.45%, due 12/03/21	206,156
170,000	Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	169,259
200,000	SASOL Financing USA LLC, 5.88%, due 03/27/24	212,220
200,000	SASOL Financing USA LLC, 6.50%, due 09/27/28	218,442
310,000	SBA Tower Trust REIT, 3.72%, due 04/09/48 144A	314,418
400,000	Schlumberger Holdings Corp., 3.00%, due 12/21/20 144A	401,829
170,000	Select Medical Corp., 6.38%, due 06/01/21	170,850
922,000	SES SA, 3.60%, due 04/04/23 144A	916,896
485,000	Shire Acquisitions Investments Ireland DAC, 2.88%, due 09/23/23	478,929
715,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26	692,092
120,000	Simmons Foods, Inc., 5.75%, due 11/01/24‡ 144A	105,900
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,146,881
315,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27 144A	316,370
145,000	Sirius XM Radio, Inc., 5.38%, due 07/15/26 144A	148,669
35,000	SM Energy Co., 6.63%, due 01/15/27‡	33,425
195,000	Societe Generale SA, 7.38% (USD 5 year swap rate plus 6.238%)† ††††† 144A	201,581
335,000	Southern California Edison Co., 4.00%, due 04/01/47	312,452
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,292,213
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,225,050
62,000	Springleaf Finance Corp., 6.88%, due 03/15/25	64,093
135,000	Sprint Capital Corp., 6.88%, due 11/15/28	130,106
50,000	Sprint Communications, Inc., 7.00%, due 03/01/20 144A	51,438
170,000	Sprint Corp., 7.88%, due 09/15/23	178,500
396,875	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, due 03/20/23 144A	397,748
280,000	Standard Industries, Inc./NJ, 5.38%, due 11/15/24 144A	288,050
67,000	State Street Corp., 3.61% (3 mo. USD LIBOR plus 1.000%), due 06/01/77†	53,026
18,000	Stearns Holdings LLC, 9.38%, due 08/15/20 144A	16,920
133,000	Stifel Financial Corp., 4.25%, due 07/18/24	136,968
922,000	Sunoco Logistics Partners Operations, LP, 3.45%, due 01/15/23	926,147
265,000	Sunoco Logistics Partners Operations, LP, 3.90%, due 07/15/26	263,596
166,000	Sunoco Logistics Partners Operations, LP, 4.40%, due 04/01/21‡	170,296
157,000	Sunoco Logistics Partners Operations, LP, 5.40%, due 10/01/47	157,059

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
245,000	SunTrust Bank/Atlanta GA, 2.45%, due 08/01/22	241,912
175,000	Synchrony Financial, 2.70%, due 02/03/20	174,803
303,000	Syngenta Finance NV, 4.44%, due 04/24/23‡ 144A	309,291
152,000	Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 4.75%, due 10/01/23 144A	153,473
145,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 5.88%, due 04/15/26 144A	153,990
270,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 04/15/21 144A	270,756
605,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47 144A	621,748
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	46,794
40,000	Team Health Holdings, Inc., 6.38%, due 02/01/25‡ 144A	32,750
311,000	Tech Data Corp., 4.95%, due 02/15/27	315,585
160,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, due 07/15/23‡ 144A	157,600
120,000	Telecom Argentina SA, 6.50%, due 06/15/21 144A	120,000
223,000	Telecom Italia Capital SA, 7.20%, due 07/18/36	227,549
140,000	Telecom Italia SpA, 5.30%, due 05/30/24 144A	141,225
845,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	858,664
138,000	Tervita Escrow Corp., 7.63%, due 12/01/21 144A	137,655
1,303,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	1,065,735
145,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, due 03/01/28‡	146,305
70,000	Time Warner Cable LLC, 4.13%, due 02/15/21	71,116
380,000	Time Warner Cable LLC, 8.25%, due 04/01/19	380,000
240,000	Toronto-Dominion Bank, (MTN) (The), 3.25%, due 03/11/24	243,013
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	510,103
165,000	Tribune Media Co., 5.88%, due 07/15/22	169,228
55,000	Trident Merger Sub, Inc., 6.63%, due 11/01/25 144A	51,700
300,000	UBS Group Funding Switzerland AG, 2.86% (1 mo. USD LIBOR plus 0.954%), due 08/15/23† 144A	295,695
962,000	UBS Group Funding Switzerland AG, 4.13%, due 04/15/26 144A	995,707
185,000	UBS Group Funding Switzerland AG, 7.00%◆ ††††† 144A	187,889
174,962	United Airlines Pass Through Trust,Series 2016-1, Class A, 3.45%, due 01/07/30	172,042
266,991	United Airlines Pass Through Trust,Series 2016-1, Class B, 3.65%, due 07/07/27	263,915
215,588	United Airlines Pass Through Trust,Series 2014-2, Class A, 3.75%, due 03/03/28	217,517
2,295,833	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.00%, due 10/11/27	2,343,242
150,000	United Airlines Pass Through Trust,Series 2019-1 Class A, 4.55%, due 08/25/31	154,068
66,689	United Airlines Pass Through Trust,Series 2018-1, Class B, 4.60%, due 09/01/27	67,790
123,747	United Airlines Pass Through Trust,Series 2014-2, Class B, 4.63%, due 03/03/24	125,782
460,000	United Rentals North America, Inc., 4.88%, due 01/15/28	448,592
170,000	United Rentals North America, Inc., 5.50%, due 07/15/25	174,250
105,000	United Rentals North America, Inc., 5.88%, due 09/15/26	108,938
135,000	Universal Health Services, Inc., 4.75%, due 08/01/22 144A	136,519
165,000	Universal Health Services, Inc., 5.00%, due 06/01/26 144A	168,506
120,000	UPC Holding BV, 5.50%, due 01/15/28 144A	120,000
111,354	US Airways Pass Through Trust,Series 2012-1, Class A, 5.90%, due 04/01/26	121,003
96,972	US Airways Pass Through Trust,Series 2010-1, Class A, 6.25%, due 10/22/24	104,114
85,000	US Concrete, Inc., 6.38%, due 06/01/24	86,488
490,000	Valero Energy Corp., 3.40%, due 09/15/26	479,871

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Corporate Debt — continued
156,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	156,183
135,000	VEREIT Operating Partnership, LP REIT, 4.60%, due 02/06/24	138,992
70,000	VeriSign, Inc., 4.75%, due 07/15/27	70,271
70,000	VeriSign, Inc., 5.25%, due 04/01/25	73,588
137,000	Verisk Analytics, Inc., 4.00%, due 06/15/25	142,986
250,000	Verizon Communications, Inc., 4.50%, due 08/10/33	264,614
175,000	Verizon Communications, Inc., 4.67%, due 03/15/55	178,574
839,000	Verizon Communications, Inc., 4.86%, due 08/21/46	895,218
500,000	Verizon Communications, Inc., 5.01%, due 04/15/49	546,686
140,000	Viacom, Inc., 6.25% (3 mo. USD LIBOR plus 3.899%), due 02/28/57†	140,350
118,000	Vista Outdoor, Inc., 5.88%, due 10/01/23‡	110,330
281,000	Vodafone Group Plc, 7.00%, due 04/04/79	285,642
683,000	Volkswagen Group of America Finance LLC, 4.63%, due 11/13/25 144A	707,293
310,000	Voya Financial, Inc., 5.65% (3 mo. USD LIBOR plus 3.580%), due 05/15/53†	305,807
1,178,000	Voya Financial, Inc., 3.13%, due 07/15/24	1,164,041
401,000	Warner Media LLC, 3.80%, due 02/15/27	399,746
485,000	Wells Fargo & Co.,Series U, 5.88% (3 mo. USD LIBOR plus 3.990%)† ††††† ‡	518,681
185,000	Wells Fargo & Co.,Series K, 6.38% (3 mo. USD LIBOR plus 3.770%)† †††††	186,388
708,000	Welltower, Inc. REIT, 4.50%, due 01/15/24	746,852
60,000	West Corp., 8.50%, due 10/15/25‡ 144A	51,900
172,000	Western Digital Corp., 4.75%, due 02/15/26	164,690
170,000	WestRock RKT Co., 3.50%, due 03/01/20	170,852
225,000	Williams Cos. (The), Inc., 3.75%, due 06/15/27‡	223,582
250,000	Williams Cos. (The), Inc., 4.55%, due 06/24/24	264,039
160,000	Williams Cos. (The), Inc., 5.75%, due 06/24/44	176,240
85,000	WMG Acquisition Corp., 4.88%, due 11/01/24 144A	86,488
117,000	WMG Acquisition Corp., 5.50%, due 04/15/26 144A	120,364
50,000	WPX Energy, Inc., 5.25%, due 09/15/24	50,750
99,000	Wyndham Destinations, Inc., 5.40%, due 04/01/24	100,980
116,000	XPO Logistics, Inc., 6.50%, due 06/15/22‡ 144A	118,610
175,000	YPF SA, 8.50%, due 07/28/25 144A	172,375

		194,009,401

	Mortgage Backed Securities - Private Issuers — 10.0%
75,383	Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, 3.26%, due 04/27/48◆◆ 144A	75,302
175,774	Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, due 09/25/48◆◆ 144A	177,095
644,764	Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.76%, due 04/25/48◆◆ 144A	653,330
200,000	Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35◆◆ 144A	210,310
191,000	Barclays Commercial Mortgage Trust, Series 2018-TALL, Class B, 3.45%, due 03/15/37◆◆ 144A	190,118
207,000	Barclays Commercial Mortgage Trust, Series 2018-TALL, Class E, 4.92%, due 03/15/37◆◆ 144A	206,654
126,868	Bellemeade Re, Ltd., Series 2017-1, Class M1, 4.19%, due 10/25/27◆◆ 144A	128,044
293,000	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.09%, due 04/25/28◆◆ 144A	294,327
132,431	Bellemeade Re, Ltd., Series 2018-2A, Class M1A, 3.44%, due 08/25/28◆◆ 144A	132,522
235,000	BENCHMARK Mortgage Trust, Series 2019-B10, Class A2, 3.61%, due 03/15/62††††	243,582
215,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 3.80% (1 mo. USD LIBOR plus 1.321%), due 03/15/37† 144A	214,820
700,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	689,852

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
240,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 4.63% (1 mo. LIBOR plus 2.150%), due 07/15/32† 144A	240,254
206,000	CHT Mortgage Trust, Series 2017-CSMO, Class D, 4.73%, due 11/15/36◆◆ 144A	206,683
178,565	CIM Trust, Series 2017-2, Class A1, 4.49% (1 mo. USD LIBOR plus 2.000%), due 12/25/57† 144A	180,178
719,925	CIM Trust, Series 2017-3, Class A1, 4.49%, due 01/25/57◆◆ 144A	732,981
337,087	CIM Trust, Series 2017-6, Class A1, 3.02%, due 06/25/57◆◆ 144A	331,073
1,772,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class A2, 2.40%, due 10/10/49	1,752,528
115,000	Citigroup Commercial Mortgage Trust, Series 2017-1500, Class E, 4.98%, due 07/15/32◆◆ 144A	113,690
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.46%, due 05/10/47◆◆	616,055
205,000	Cold Storage Trust, Series 2017-ICE3, Class D, 4.58% (1 mo. LIBOR plus 2.100%), due 04/15/36† 144A	205,162
67,627	COLT Mortgage Loan Trust, Series 2018-2, Class A1, 3.47%, due 07/27/48◆◆ 144A	67,868
157,000	COLT Mortgage Loan Trust, Series 2019-2, Class A1, 3.34%, due 05/25/49◆◆ 144A	157,000
221,000	Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class B, 4.93%, due 12/10/44◆◆	228,702
235,000	Commercial Mortgage Pass Through Certificates, Series 2013-300P, Class D, 4.39%, due 08/10/30◆◆ 144A	242,297
72,946	Commercial Mortgage Pass Through Certificates, Series 2013-LC6, Class A3, 2.67%, due 01/10/46	72,739
576,781	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	576,348
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,231,400
1,197,000	Commercial Mortgage Pass Through Certificates, Series 2018-COR3, Class A3, 4.23%, due 05/10/51	1,287,692
53,000,000	Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, Class XB, 0.22%, due 05/10/47◆◆ 144A	602,022
187,963	Credit Suisse Mortgage Trust, 3.43%, due 08/30/37◆◆ ‡‡‡‡	187,963
305,000	Credit Suisse Mortgage Trust, Series 2006-OMA, Class B2, 5.54%, due 05/15/23 144A	310,050
728,220	Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3, 3.50%, due 06/25/47◆◆ 144A	730,834
851,249	Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A, 3.85%, due 09/25/57◆◆ 144A	866,875
1,100,000	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	1,095,228
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	773,095
480,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 3.79% (1 mo. USD LIBOR plus 1.300%), due 04/25/29†	482,721
455,314	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M1, 3.69% (1 mo. USD LIBOR plus 1.200%), due 07/25/29†	457,412
1,125,497	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M1, 3.24% (1 mo. USD LIBOR plus 0.750%), due 03/25/30†	1,125,250
102,204	FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 3.94% (1 mo. USD LIBOR plus 1.450%), due 01/25/29†	102,607
220,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, due 12/15/34◆◆ 144A	217,977

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
174,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, due 12/15/34◆◆ 144A	172,967
144,755	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, due 11/25/57◆◆ 144A	145,334
85,000	Great Wolf Trust, Series 2017-WOLF, Class E, 5.73%, due 09/15/34◆◆ 144A	85,284
1,217,389	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, due 05/10/45	1,230,686
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	906,189
100,000	Hilton Orlando Trust, Series 2018-ORL, Class D, 4.18%, due 12/15/34◆◆ 144A	100,223
100,000	Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class DFL, 6.38% (1 mo. LIBOR plus 3.650%), due 08/05/34† 144A	100,311
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34◆◆ 144A	169,405
902,035	JP Morgan Mortgage Trust, Series 2016-1, Class A5, 3.50%, due 05/25/46◆◆ 144A	906,968
1,725,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,751,189
824,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	822,701
700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	692,387
1,300,000	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,326,693
1,187,287	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	1,219,593
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3, 3.53%, due 01/15/46	499,638
760,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	736,115
1,600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	1,594,202
148,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class A, 3.39%, due 06/15/35◆◆ 144A	147,812
578,905	JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, due 10/25/46◆◆ 144A	581,517
1,357,561	JPMorgan Mortgage Trust, Series 2017-2, Class A5, 3.50%, due 05/25/47◆◆ 144A	1,361,591
1,128,960	JPMorgan Mortgage Trust, Series 2018-4, Class A15, 3.50%, due 10/25/48◆◆ 144A	1,133,745
277,227	Lehman XS Trust, Series 2006-GP4, Class 1A1, 2.69% (1 mo. USD LIBOR plus 0.205%), due 08/25/46†	274,275
222,869	LSTAR Securities Investment, Ltd., Series 2017-8, Class A, 4.14%, due 11/01/22◆◆ 144A	225,292
187,057	MetLife Securization Trust, Series 2018-1A, Class A, 3.75%, due 03/25/57◆◆ 144A	189,975
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	100,401
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,541,287
212,000	Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 3.88%, due 11/15/34◆◆ 144A	211,929
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32◆◆ 144A	94,905
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43◆◆ 144A	168,819
254,058	New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 3.24% (1 mo. USD LIBOR plus 0.750%), due 01/25/48† 144A	252,890

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
40,742	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 4.70%, due 05/25/35◆◆	40,830
330,000	Radnor RE Ltd., Series 2018-1, Class M1, 3.89%, due 03/25/28◆◆ 144A	329,485
1,911,735	Small Business Administration Participation Certificates, Series 2013-20L, Class 1, 3.38%, due 12/01/33	1,945,178
290,000	STACR Trust, Series 2018-DNA3, Class M1, 3.24% (1 mo. USD LIBOR plus 0.750%), due 09/25/48† 144A	289,820
111,741	Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1, 3.79%, due 03/25/48◆◆ 144A	112,928
675,000	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	685,471
2,272,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	2,295,723
1,453,919	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3, 2.92%, due 03/10/46	1,462,520
1,523,797	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, due 01/10/45	1,545,080
395,239	Verus Securitization Trust, Series 2018-3, Class A1, 4.11%, due 10/25/58◆◆ 144A	403,009
240,000	VNO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, due 12/13/29◆◆ 144A	240,790
18,670	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 4.35%, due 09/25/33◆◆	19,273
188,000	Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.71%, due 03/18/28◆◆ 144A	186,345
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,437,546
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,909,327
950,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	948,776
1,400,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,415,873
110,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, 4.13%, due 12/15/34◆◆ 144A	110,078
1,360,000	WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, due 06/15/44◆◆ 144A	1,408,375

		54,941,390

	Mortgage Backed Securities - U.S. Government Agency Obligations — 25.8%
602,535	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	638,243
463,990	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	481,814
787,729	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	795,715
627,514	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	651,634
286,330	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	315,663
153,488	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	168,723
571,039	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	615,504
806,293	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	833,296
196,407	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	206,007
101,049	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	102,767
575,753	FHLMC Gold, Pool # G08771, 4.00%, due 07/01/47	595,030
858,658	FHLMC Gold, Pool # G08805, 4.00%, due 03/01/48	886,494

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
259,013	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	252,466
1,706,497	FHLMC Gold, Pool # G16634, 3.00%, due 10/01/31	1,728,173
1,754,787	FHLMC Gold, Pool # G60564, 5.00%, due 02/01/42	1,895,759
1,598,307	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	1,594,238
684,669	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	699,131
393,493	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	401,836
1,586,307	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	1,679,505
1,784,002	FHLMC Gold, Pool # G60931, 3.00%, due 02/01/47	1,784,711
1,964,450	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	2,010,552
1,747,385	FHLMC Gold, Pool # G61242, 4.50%, due 12/01/45	1,834,260
1,397,722	FHLMC Gold, Pool # G61748, 3.50%, due 11/01/48	1,428,116
1,273,112	FHLMC Gold, Pool # G67703, 3.50%, due 04/01/47	1,302,611
180,129	FHLMC Gold, Pool # J16432, 3.50%, due 08/01/26	184,832
190,257	FHLMC Gold, Pool # J17763, 3.50%, due 01/01/27	195,209
607,471	FHLMC Gold, Pool # J34888, 2.50%, due 07/01/31	605,013
1,131,834	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	1,187,605
253,857	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	259,525
498,640	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	509,791
1,000,371	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	1,023,894
474,242	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	485,396
1,915,209	FHLMC Gold, Pool # Q34842, 3.00%, due 07/01/45	1,915,672
1,470,592	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	1,519,764
2,003,237	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	2,049,645
1,357,673	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	1,353,798
1,464,152	FHLMC Gold, Pool # Q44455, 3.50%, due 11/01/46	1,494,811
1,460,374	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	1,494,213
226,647	FHLMC Gold, Pool # Q49494, 4.50%, due 07/01/47	237,712
944,653	FHLMC Gold, Pool # Q54957, 4.00%, due 03/01/48	977,096
1,265,552	FHLMC Gold, Pool # Q60989, 3.00%, due 12/01/46	1,261,938
416,324	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	421,945
1,054,177	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	1,068,392
1,399,504	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	1,455,025
1,682,685	FHLMC Gold, Pool # V82515, 3.50%, due 06/01/46	1,715,419
399,625	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	399,041
550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class AM, 3.17%, due 09/25/26◆◆	561,299
325,000	FHLMC Multifamily Structured Pass Through Certificates, Series K083, Class AM, 4.03%, due 10/25/28◆◆	352,248
200,000	FHLMC Multifamily Structured Pass Through Certificates, Series K086, Class AM, 3.92%, due 11/25/28◆◆	215,072
900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, due 05/25/33◆◆	966,002
480,000	FHLMC Multifamily Structured Pass Through Certificates, Series W5FX, Class AFX, 2.97%, due 04/25/28◆◆	487,061
32,621,400	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 0.94%, due 01/25/20◆◆	157,454
21,009,360	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.03%, due 04/25/20◆◆	159,883

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
25,896,647	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.84%, due 10/25/22◆◆	660,056
94,983	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	106,878
938,792	FHLMC REMIC, Series 4777, Class CB, 3.50%, due 10/15/45	958,526
3,986	FNMA, Pool # 254548, 5.50%, due 12/01/32	4,312
1,807,022	FNMA, Pool # 254903, 5.00%, due 10/01/33	1,945,096
2,000,316	FNMA, Pool # 725027, 5.00%, due 11/01/33	2,153,383
1,218,749	FNMA, Pool # 725331, 4.00%, due 01/01/34	1,266,285
1,384,527	FNMA, Pool # 735676, 5.00%, due 07/01/35	1,490,087
502,319	FNMA, Pool # 745148, 5.00%, due 01/01/36	540,900
581,945	FNMA, Pool # 932807, 4.00%, due 09/01/40	603,877
492,127	FNMA, Pool # 983471, 5.50%, due 05/01/38	529,280
609,369	FNMA, Pool # 985184, 5.50%, due 08/01/38	655,589
399,472	FNMA, Pool # 995245, 5.00%, due 01/01/39	429,401
878,400	FNMA, Pool # AB6212, 3.00%, due 09/01/42	879,260
1,238,194	FNMA, Pool # AB6802, 3.50%, due 11/01/42	1,264,931
283,680	FNMA, Pool # AB7059, 2.50%, due 11/01/42	276,920
269,867	FNMA, Pool # AB9383, 4.00%, due 05/01/43	282,037
1,621,708	FNMA, Pool # AB9659, 3.00%, due 06/01/43	1,623,301
541,160	FNMA, Pool # AD9153, 4.50%, due 08/01/40	572,233
312,202	FNMA, Pool # AE0469, 6.00%, due 12/01/39	344,607
321,179	FNMA, Pool # AE7685, 4.00%, due 10/01/40	333,285
1,341,884	FNMA, Pool # AH4404, 4.00%, due 01/01/41	1,392,470
195,425	FNMA, Pool # AI1892, 5.00%, due 05/01/41	211,346
975,117	FNMA, Pool # AJ9278, 3.50%, due 12/01/41	996,172
494,521	FNMA, Pool # AJ9317, 4.00%, due 01/01/42	513,162
1,000,425	FNMA, Pool # AL0215, 4.50%, due 04/01/41**	1,058,179
1,519,420	FNMA, Pool # AL1895, 3.50%, due 06/01/42	1,552,229
863,411	FNMA, Pool # AL3000, 3.50%, due 12/01/42	882,059
1,120,343	FNMA, Pool # AL3316, 3.50%, due 03/01/43	1,144,533
231	FNMA, Pool # AL3873, 3.50%, due 07/01/43	236
1,137,891	FNMA, Pool # AL6301, 4.50%, due 06/01/42	1,202,122
1,343,255	FNMA, Pool # AL6663, 4.00%, due 03/01/39	1,388,892
606,679	FNMA, Pool # AL6839, 5.00%, due 04/01/42	654,405
1,769,793	FNMA, Pool # AL7521, 5.00%, due 06/01/39	1,909,957
3,303,501	FNMA, Pool # AL7594, 3.50%, due 08/01/45	3,370,748
1,170,938	FNMA, Pool # AL8191, 4.00%, due 12/01/45	1,214,910
206,337	FNMA, Pool # AO4109, 4.00%, due 06/01/42	214,116
487,042	FNMA, Pool # AQ7923, 3.00%, due 12/01/42	487,520
1,218,145	FNMA, Pool # AS5133, 3.50%, due 06/01/45	1,239,549
341,522	FNMA, Pool # AS6286, 4.00%, due 12/01/45	353,317
552,583	FNMA, Pool # AS6304, 4.00%, due 12/01/45	571,669
731,432	FNMA, Pool # AS6452, 3.50%, due 01/01/46	744,286
297,109	FNMA, Pool # AS7693, 2.00%, due 08/01/31	289,402
428,352	FNMA, Pool # AS8073, 2.50%, due 10/01/46	416,414
902,340	FNMA, Pool # AT0232, 3.00%, due 03/01/43	903,227
415,603	FNMA, Pool # AX3719, 3.50%, due 07/01/27	425,835
349,792	FNMA, Pool # AZ3743, 3.50%, due 11/01/45	355,938
2,951,755	FNMA, Pool # BD7043, 4.00%, due 03/01/47	3,066,599

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
2,643,509	FNMA, Pool # BE7192, 4.00%, due 03/01/47	2,737,216
1,545,663	FNMA, Pool # BH1207, 4.00%, due 06/01/47	1,601,449
929	FNMA, Pool # BM1105, 5.00%, due 07/01/41	999
1,557,263	FNMA, Pool # BM1573, 3.50%, due 07/01/47	1,592,152
1,472,434	FNMA, Pool # BM1655, 5.00%, due 11/01/44	1,584,396
1,672,630	FNMA, Pool # BM1972, 3.50%, due 10/01/37	1,716,456
967,799	FNMA, Pool # BM3033, 3.00%, due 10/01/47	965,165
1,088,864	FNMA, Pool # BM3116, 3.00%, due 02/01/47	1,090,272
294,711	FNMA, Pool # BM3258, 3.00%, due 02/01/47	295,009
802,908	FNMA, Pool # BM3286, 4.50%, due 11/01/47	840,662
1,006,291	FNMA, Pool # BM3491, 4.50%, due 01/01/38	1,057,757
1,737,687	FNMA, Pool # BM3641, 4.00%, due 04/01/48	1,810,362
3,051,761	FNMA, Pool # BM3820, 4.00%, due 02/01/47	3,179,386
1,638,210	FNMA, Pool # BM4425, 5.00%, due 07/01/47	1,761,848
1,479,285	FNMA, Pool # CA0655, 3.50%, due 11/01/47	1,507,578
1,504,098	FNMA, Pool # CA1560, 4.50%, due 04/01/48	1,586,878
2,102,550	FNMA, Pool # CA2057, 4.50%, due 07/01/48	2,200,380
9,721	FNMA, Pool # MA2064, 3.00%, due 10/01/24	9,904
424,078	FNMA, Pool # MA3385, 4.50%, due 06/01/48	443,727
1,132,884	FNMA REMIC, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,256,127
29,282	FNMA REMIC, Series 2012-28, Class B, 6.50%, due 06/25/39	31,368
1,700,000	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27◆◆	1,715,923
808,003	FNMA-ACES, Series 2015-M8, Class AB2, 2.83%, due 01/25/25◆◆	815,270
500,000	FNMA-ACES, Series 2016-M7, Class AB2, 2.38%, due 09/25/26	484,455
500,000	FNMA-ACES, Series 2017-M1, Class A2, 2.42%, due 10/25/26◆◆	486,156
1,700,000	FNMA-ACES, Series 2017-M8, Class A2, 3.06%, due 05/25/27◆◆	1,716,577
438,970	FNMA-ACES, Series 2018-M10, Class A1, 3.38%, due 07/25/28◆◆	456,838
367,043	GNMA, Pool # 004636, 4.50%, due 02/20/40	386,709
67,930	GNMA, Pool # 004678, 4.50%, due 04/20/40	71,567
438,447	GNMA, Pool # 004833, 4.00%, due 10/20/40	456,736
378,034	GNMA, Pool # 004977, 4.00%, due 03/20/41	393,838
980,504	GNMA, Pool # 004978, 4.50%, due 03/20/41	1,033,025
1,536,951	GNMA, Pool # 005055, 4.50%, due 05/20/41	1,619,325
560	GNMA, Pool # 005334, 5.00%, due 03/20/42	604
668,353	GNMA, Pool # 734152, 4.00%, due 01/15/41	695,353
53,197	GNMA, Pool # 783637, 3.00%, due 06/20/42	53,541
423,462	GNMA, Pool # AL8626, 3.00%, due 08/15/45	425,689
78,668	GNMA, Pool # MA0624, 3.00%, due 12/20/42	79,176
356,544	GNMA, Pool # MA0625, 3.50%, due 12/20/42	365,582
204,100	GNMA, Pool # MA0698, 3.00%, due 01/20/43	205,416
700,343	GNMA, Pool # MA0851, 3.00%, due 03/20/43	704,862
119,300	GNMA, Pool # MA1156, 3.00%, due 07/20/43	120,069
167,513	GNMA, Pool # MA1599, 3.00%, due 01/20/44	168,593
339,973	GNMA, Pool # MA2372, 4.00%, due 11/20/44	353,698
334,145	GNMA, Pool # MA3377, 4.00%, due 01/20/46	346,419
614,589	GNMA, Pool # MA3873, 3.00%, due 08/20/46	618,556
239,493	GNMA, Pool # MA4125, 2.50%, due 12/20/46	234,576
485,613	GNMA I, Pool # 784605, 4.50%, due 01/15/42	511,395
1,298,675	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	1,330,511

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
923,843	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	946,539
553,871	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	567,920
553,120	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	569,524
474,579	GNMA II, Pool # MA2371, 3.50%, due 11/20/44	485,658
379,746	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	382,195
857,166	GNMA II, Pool # MA3456, 4.50%, due 02/20/46	902,479
1,779,221	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	1,821,557
318,625	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	336,574
577,660	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	596,930
438,502	GNMA II, Pool # MA5021, 4.50%, due 02/20/48	456,855
147,561	GNMA II, Pool # MA5079, 4.50%, due 03/20/48	153,377

		141,435,697

	Municipal Obligations — 1.0%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	63,124
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	428,490
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	103,849
464,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	522,858
2,049,000	New Jersey Economic Development Authority, 2.94%, due 02/15/20‡‡	1,997,201
1,000,000	State of California General Obligation, 7.55%, due 04/01/39	1,520,570
695,000	State of Illinois, General Obligation, 5.00%, due 11/01/22	749,551
105,000	University of Virginia, 4.18%, due 09/01/17#	108,837

		5,494,480

	Sovereign Debt Obligations — 1.2%
288,000	Argentine Republic Government International Bond, 5.88%, due 01/11/28	221,796
135,000	Colombia Government International Bond, 7.38%, due 09/18/37	177,019
215,000	Export-Import Bank of India, 3.88%, due 02/01/28‡ 144A	212,947
600,000	Hashemite Kingdom of Jordan Government AID Bond, 3.00%, due 06/30/25	617,042
400,000	Hungary Government International Bond, 5.75%, due 11/22/23	443,044
200,000	Indonesia Government International Bond, 4.45%, due 02/11/24	208,916
220,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	243,009
200,000	Japan Bank for International Cooperation, 3.38%, due 10/31/23	206,490
200,000	Panama Government International Bond, 4.00%, due 09/22/24	209,400
250,000	Province of Alberta Canada, 3.30%, due 03/15/28	259,519
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	95,767
220,000	Province of Ontario Canada, 3.40%, due 10/17/23‡	227,799
220,000	Province of Quebec Canada, 2.75%, due 04/12/27	220,520
150,000	Provincia de Buenos Aires, 7.88%, due 06/15/27 144A	109,875
246,000	Qatar Government International Bond, 3.38%, due 03/14/24‡ 144A	248,691
520,000	Qatar Government International Bond, 5.10%, due 04/23/48 144A	570,700
375,000	Saudi Government International Bond, 2.88%, due 03/04/23 144A	372,028
235,000	Saudi Government International Bond, 4.00%, due 04/17/25 144A	241,097
445,000	Saudi Government International Bond, 4.38%, due 04/16/29 144A	464,525
330,000	Saudi Government International Bond, 5.25%, due 01/16/50 144A	352,725
400,000	Tokyo Metropolitan Government, 2.50%, due 06/08/22 144A	397,559
300,000	Turkey Government International Bond, 7.00%, due 06/05/20‡	303,413
140,000	Uruguay Government International Bond, 5.10%, due 06/18/50	149,975

		6,553,856

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)		Description	Value ($)

		U.S. Government and Agency Obligations — 10.0%
140,000		FHLMC, 1.38%, due 08/15/19	139,463
270,000		FNMA, 2.38%, due 01/19/23	270,874
315,000		FNMA, 2.50%, due 02/05/24	318,175
310,000		FNMA, 6.63%, due 11/15/30***	427,449
25,000		Tennessee Valley Authority, 7.13%, due 05/01/30	35,154
4,360,000		U.S. Treasury Bond, 2.75%, due 11/15/42	4,339,988
2,788,000		U.S. Treasury Bond, 2.75%, due 11/15/47	2,748,467
4,165,000		U.S. Treasury Bond, 3.00%, due 02/15/47	4,323,059
1,015,000		U.S. Treasury Bond, 3.00%, due 02/15/48	1,050,406
3,383,000		U.S. Treasury Bond, 3.00%, due 08/15/48	3,502,660
6,202,000		U.S. Treasury Bond, 3.38%, due 11/15/48	6,903,722
6,896,000		U.S. Treasury Bond, 4.50%, due 05/15/38	8,870,249
2,994,000		U.S. Treasury Note, 2.38%, due 02/29/24	3,013,941
1,551,000		U.S. Treasury Note, 2.63%, due 05/15/21	1,562,087
7,570,000		U.S. Treasury Note, 2.63%, due 02/15/29	7,710,015
7,928,000		U.S. Treasury Note, 2.88%, due 09/30/23	8,142,304
1,292,000		U.S. Treasury Note, 2.88%, due 08/15/28	1,342,595

			54,700,608

		TOTAL DEBT OBLIGATIONS (COST $539,392,651)	535,475,372

Number of Contracts	Notional Value ($)	Description	Value ($)

		OPTIONS PURCHASED — 0.0%

		Purchased Futures Options — 0.0%

		Put Options — 0.0%
48	10,228,500	U.S. Treasury Note 2-Year Futures Option with JP Morgan Securities LLC, Strike Price $ 106.00, Expires 04/26/19	750
48	10,228,500	U.S. Treasury Note 2-Year Futures Option with JP Morgan Securities LLC, Strike Price $ 106.63, Expires 04/26/19	18,750
81	9,382,078	U.S. Treasury Note 5-Year Futures Option with JP Morgan Securities LLC, Strike Price $ 115.00, Expires 04/26/19	5,063

		TOTAL FUTURES OPTIONS PURCHASED (PREMIUMS PAID $23,074)	24,563

		TOTAL OPTIONS PURCHASED (PREMIUMS PAID $23,074)	24,563

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.4%

		Certificate of Deposit — 0.1%
430,000		Ford Motor Credit Co., 3.66%, due 04/09/19‡‡ 144A	429,599

		TOTAL CERTIFICATES OF DEPOSIT (COST $429,708)	429,599

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)		Description	Value ($)

		Mutual Fund - Securities Lending Collateral — 1.1%
6,309,277		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%****	6,309,277

		TOTAL MUTUAL FUND - SECURITIES LENDING COLLATERAL (COST $6,309,277)	6,309,277

		U.S. Government and Agency Obligations — 0.2%
922,000		U.S. Treasury Bill, 2.31%, due 05/16/19‡‡	919,283

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $919,247)	919,283

		TOTAL SHORT-TERM INVESTMENTS (COST $7,658,232)	7,658,159

		TOTAL INVESTMENTS — 99.0% (Cost $547,073,957)	543,158,094

		Other Assets and Liabilities (net) — 1.0%	5,442,382

		NET ASSETS — 100.0%	$548,600,476

		Notes to Schedule of Investments:

		ACES — Alternative Credit Enhancement Securities

		CLO — Collateralized Loan Obligation

		FHLMC — Federal Home Loan Mortgage Corporation

		FNMA — Federal National Mortgage Association

		GNMA — Government National Mortgage Association

		IO — Interest Only

		MTN — Medium Term Note

		REIT — Real Estate Investment Trust

		REMIC — Real Estate Mortgage Investment Conduit

	#	Year of maturity is greater than 2100.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	All or a portion of this security is pledged for open futures and open centrally cleared swaps collateral.

	****	Represents an investment of securities lending cash collateral.

	*****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $572 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $1,565,555.

	¤	Illiquid security. The total market value of the securities at year end is $572 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $1,565,555.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

†	Variable or floating rate note. Rate shown is as of March 31, 2019.

◆	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

◆◆	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $187,963, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $117,877,694 which represents 21.5% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

At March 31, 2019, the Fund held the following restricted security:

Restricted Security	Acquistion Date	Principal Amount	Cost	Value
Credit Suisse Mortgage Trust, 3.43%, due 08/30/2037	11/28/18	$187,963	$187,963	$187,963

				$187,963

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
168	U.S. Treasury Note 10-Year	Jun 2019	$20,868,750	$301,167
77	U.S. Treasury Note 2-Year	Jun 2019	16,408,219	59,336
190	U.S. Treasury Note 5-Year	Jun 2019	22,007,344	183,532
28	U.S. Ultra 10-Year	Jun 2019	3,717,875	74,392
111	U.S. Ultra Bond	Jun 2019	18,648,000	674,358

				$1,292,785

Sales
49	U.S. Long Bond	Jun 2019	$7,333,156	$(187,872)

Written Options

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2019
PUT — U.S. Treasury Note 2-Year Futures Option	JP Morgan Securities LLC	96	$(20,457,000)	$(5,867)	$(6,000)
Strike @ $ 106.25
Expires 04/26/2019

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payments Made by Fund	Maturity Date	Upfront Premiums Paid (Received)	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Overnight Federal Funds Effective Rate (12M)	2.58%	08/15/28	$(123,603)	$6,783,600	$(257,050)	$(133,447)
Overnight Federal Funds Effective Rate (12M)	2.41%	02/12/25	117	2,295,000	(46,845)	(46,962)
Overnight Federal Funds Effective Rate (12M)	2.37%	03/23/21	92	4,545,000	(20,931)	(21,023)
Overnight Federal Funds Effective Rate (12M)	2.07%	02/15/27	(336)	920,000	1,394	1,730
Overnight Federal Funds Effective Rate (12M)	1.96%	02/15/27	102	265,000	2,395	2,293
Overnight Federal Funds Effective Rate (12M)	1.95%	03/29/24	124	4,490,000	16,124	16,000
3-Month USD LIBOR	3.11%	07/31/25	340	2,709,000	(127,236)	(127,576)
3-Month USD LIBOR	3.00%	05/31/25	50	120,000	(4,762)	(4,812)
3-Month USD LIBOR	2.84%	08/15/28	(3,212)	1,662,000	(62,122)	(58,910)
3-Month USD LIBOR	2.66%	11/15/43	103	145,000	(1,993)	(2,096)
3-Month USD LIBOR	2.33%	11/15/24	12,963	3,810,000	(6,241)	(19,204)
3-Month USD LIBOR	2.29%	05/15/27	101	130,000	613	512

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Centrally Cleared Interest Rate Swaps — continued

Payments Received by Fund	Payments Made by Fund	Maturity Date	Upfront Premiums Paid (Received)	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR	2.21%	01/08/26	$—	$7,920,000	$56,082	$56,082
3-Month USD LIBOR	2.18%	08/15/24	1,488	385,000	2,369	881
3-Month USD LIBOR	2.17%	08/15/24	10,977	7,885,000	50,728	39,751
12-Month USD LIBOR	1.90%	02/15/27	797	390,000	5,402	4,605
12-Month USD LIBOR	1.82%	02/15/27	20,041	1,447,000	27,979	7,938

						$(284,238)

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	97.6
Futures Contracts	0.2
Options Purchased	0.0
Written Options	0.0
Swaps	(0.1)
Short-Term Investments	1.4
Other Assets and Liabilities (net)	0.9

100.0%

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Par Value**	Description	Value ($)

	DEBT OBLIGATIONS — 91.9%

	Asset Backed Securities — 2.5%
1,090,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class M1, 2.92% (1 mo. USD LIBOR plus 0.430%), due 12/25/35†	1,059,075
250,000	AMMC CLO 20, Ltd., Series 2017-20A, Class D, 6.17% (3 mo. USD LIBOR plus 3.400%), due 04/17/29† 144A	250,388
888,750	Applebee’s Funding LLC/IHOP Funding LLC, Series 2014-1, Class A2, 4.28%, due 09/05/44 144A	893,029
1,290,000	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE5, Class M1, 2.77% (1 mo. USD LIBOR plus 0.280%), due 07/25/36†	1,026,582
660,000	Avery Point VI CLO, Ltd., Series 2015-6A, Class DR, 5.68%, due 08/05/27◆◆ 144A	652,428
790,000	BMW Vehicle Lease Trust, Series 2018-1, Class A3, 3.26%, due 07/20/21	796,957
385,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.87%, due 10/16/23	393,247
380,000	California Street CLO IX, LP, Series 2012-9A, Class ER, 9.96% (3 mo. USD LIBOR plus 7.180%), due 10/16/28† 144A	381,369
600,000	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 8.76% (3 mo. USD LIBOR plus 6.000%), due 04/20/29† 144A	579,147
200,000	CCG Receivables Trust, Series 2018-1, Class C, 3.42%, due 06/16/25 144A	200,621
330,000	Cent CLO 24, Ltd., Series 2015-24A, Class CR, 5.94%, due 10/15/26◆◆ 144A	326,807
609,150	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, due 04/25/47 144A	621,253
129,773	Colony Starwood Homes Trust, Series 2016-2A, Class B, 4.23% (1 mo. USD LIBOR plus 1.750%), due 12/17/33† 144A	129,901
250,000	Cumberland Park CLO, Ltd., Series 2015-2A, Class ER, 8.41%, due 07/20/28◆◆ 144A	248,018
371,593	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.53%, due 01/21/31 144A	376,904
650,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, due 03/15/24 144A	662,108
225,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.35%, due 11/15/22 144A	225,028
250,000	Greywolf CLO, Ltd., Series 2019-1A, Class C, 1.00%, due 04/17/30◆◆ †††† 144A	248,125
524,599	GSAA Home Equity Trust, Series 2007-7, Class A4, 2.76% (1 mo. USD LIBOR plus 0.270%), due 07/25/37†	505,659
500,000	Invitation Homes Trust, Series 2018-SFR1, Class E, 4.48%, due 03/17/37◆◆ 144A	499,066
250,000	LCM CLO XXII, Ltd., Series 22A, Class DR, 8.26%, due 10/20/28◆◆ 144A	235,590
370,851	Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, due 01/25/59†† 144A	373,876
232,375	MAPS, Ltd., Series 2018-1A, Class A, 4.21%, due 05/15/43 144A	234,725
232,375	MAPS, Ltd., Series 2018-1A, Class B, 5.19%, due 05/15/43 144A	234,466
1,500,000	Mill City Solar Loan 2019-1, Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	1,517,133
575,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	600,221
250,000	Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class ER, 9.31% (3 mo. USD LIBOR plus 6.550%), due 04/22/29† 144A	240,773
500,000	Oaktree CLO, Ltd., Series 2015-1A, Class DR, 7.96%, due 10/20/27◆◆ 144A	482,947
250,000	Octagon Investment Partners CLO XXIII, Ltd., Series 2015-1A, Class ER, 8.54%, due 07/15/27◆◆ 144A	248,747
730,000	OneMain Financial Issuance Trust, Series 2015-2A, Class D, 5.64%, due 07/18/25 144A	733,616
280,000	OneMain Financial Issuance Trust, Series 2018-1A, Class D, 4.08%, due 03/14/29 144A	282,418

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**	Description	Value ($)

	Asset Backed Securities — continued
530,000	OZLM VII CLO, Ltd., Series 2014-7RA, Class CR, 5.77%, due 07/17/29◆◆ 144A	512,232
750,000	OZLM XII CLO, Ltd., Series 2015-12A, Class CR, 5.75%, due 04/30/27◆◆ 144A	749,599
711,425	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	735,381
180,000	Saranac CLO III, Ltd., Series 2014-3A, Class DR, 5.86%, due 06/22/30◆◆ 144A	175,325
292,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 4.28% (28 day ARS), due 06/15/32†	292,354
139,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 4.30% (28 day ARS), due 03/15/33†	140,070
750,000	THL Credit Wind River CLO, Ltd., Series 2016-1A, Class ER, 8.34%, due 07/15/28◆◆ 144A	728,346
361,602	VOLT LXVIII LLC, Series 2018-NPL4, Class A1A, 4.34%, due 07/27/48†† 144A	363,837
500,000	Voya CLO, Ltd., Series 2015-2A, Class ER, 8.17%, due 07/23/27◆◆ 144A	479,150
260,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, due 10/16/23 144A	264,423
410,000	Whitehorse CLO XII, Ltd., Series 2018-12A, Class D, 6.08%, due 10/15/31◆◆ 144A	404,433

		20,105,374

	Bank Loans — 5.1%
506,146	Albany Molecular Research, Inc., 2017 1st Lien Term Loan, 5.75% (1 mo. USD LIBOR plus 3.250%), due 08/30/24†	498,132
763,351	Albertsons, LLC, USD 2017 Term Loan B5, 5.61% (3 mo. USD LIBOR plus 3.000%), due 12/21/22†	758,170
503,528	American Axle & Manufacturing, Inc., Term Loan B, 4.74% (1 mo. USD LIBOR plus 2.250%), due 04/06/24†	492,933
506,127	American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 4.50% (1 mo. USD LIBOR plus 2.000%), due 10/31/23	493,428
1,388,230	Asurion LLC, 2018 Term Loan B6, 5.50% (1 mo. USD LIBOR plus 3.000%), due 11/03/23†	1,381,940
398,995	Asurion LLC, 2018 Term Loan B7, 5.50% (1 mo. USD LIBOR plus 3.000%), due 11/03/24†	396,938
569,724	Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 4.49% (1 mo. USD LIBOR plus 2.000%), due 01/15/25†	566,067
1,083,205	Bass Pro Group, LLC, Term Loan B, 7.50% (1 mo. USD LIBOR plus 5.000%), due 09/25/24†	1,061,535
157,047	Beacon Roofing Supply, Inc., 2017 Term Loan B, 4.75% (1 mo. USD LIBOR plus 2.250%), due 01/02/25†	153,137
330,000	Berry Global, Inc., Term Loan Q, 4.61% (2 mo. USD LIBOR plus 2.000%), due 10/01/22†	328,494
505,827	Boyd Gaming Corp., Term Loan B3, 4.66% (1 mo. USD LIBOR plus 2.250%), due 09/15/23†	501,021
208,425	BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 5.00% (1 mo. USD LIBOR plus 2.500%), due 08/15/25†	207,638
506,156	Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.25% (1 mo. USD LIBOR plus 2.750%), due 12/22/24†	501,185
898,939	Camelot UK Holdco, Ltd., 2017 Repriced Term Loan, 5.75% (1 mo. USD LIBOR plus 3.250%), due 10/03/23†	894,444
320,331	Catalent Pharma Solutions, Inc., USD Term Loan B, 4.75% (1 mo. USD LIBOR plus 2.250%), due 05/20/24†	319,387

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**	Description	Value ($)

	Bank Loans — continued
506,005	CEC Entertainment, Inc., Term Loan B, 5.75% (1 mo. USD LIBOR plus 3.250%), due 02/14/21†	490,825
1,246,518	Change Healthcare Holdings LLC, 2017 Term Loan B, 5.25% (1 mo. USD LIBOR plus 2.750%), due 03/01/24†	1,230,936
660,000	CommScope, Inc., 2019 Term Loan B, 3.25%, due 04/06/26###	661,399
932,932	Delek US Holdings, Inc., 2018 Term Loan B, 4.75% (1 mo. USD LIBOR plus 2.250%), due 03/31/25†	925,935
506,156	Dell International LLC, 2017 Term Loan B, 4.50% (1 mo. USD LIBOR plus 2.000%), due 09/07/23†	500,968
833,326	Falcon Aerospace, Ltd., 2017 Term Loan A, 4.58%, due 02/15/42 144A	820,826
345,703	First Data Corp., 2017 USD Term Loan, 4.49% (1 mo. USD LIBOR plus 2.000%), due 07/08/22†	345,217
360,000	First Data Corp., 2024 USD Term Loan, 4.49% (1 mo. USD LIBOR plus 2.000%), due 04/26/24†	359,325
1,002,310	Four Seasons Hotels, Ltd., New 1st Lien Term Loan, 4.50% (1 mo. USD LIBOR plus 2.000%), due 11/30/23†	995,920
633,009	GFL Environmental Inc., 2018 USD Term Loan B, 5.50% (1 mo. USD LIBOR plus 3.000%), due 05/30/25†	614,810
267,975	Global Business Travel Holdings, Ltd., 2018 Term Loan B, 5.19% (3 mo. USD LIBOR plus 2.500%), due 08/13/25†	267,975
481,707	Golden Nugget, Inc., 2017 Incremental Term Loan B, 5.23% (3 mo. USD LIBOR plus 2.750%), due 10/04/23†	477,492
507,236	GrafTech Finance, Inc., 2018 Term Loan B, 6.00% (1 mo. USD LIBOR plus 3.500%), due 02/12/25†	504,700
379,048	Hyland Software, Inc., 2018 Term Loan 3, 6.00% (1 mo. USD LIBOR plus 3.500%), due 07/01/24†	379,107
130,000	Intelsat Jackson Holdings S.A., 2017 Term Loan B3, 4.75%, due 11/27/23###	127,806
398,990	Intrawest Resorts Holdings, Inc., Term Loan B1, 4.00%, due 07/31/24###	397,577
359,093	IRB Holding Corp., 1st Lien Term Loan, 5.74% (1 mo. USD LIBOR plus 3.250%), due 02/05/25†	350,902
506,057	Jaguar Holding Co. II, 2018 Term Loan, 5.00% (1 mo. USD LIBOR plus 2.500%), due 08/18/22†	501,422
754,228	JBS USA, LLC, 2017 Term Loan B, 5.00% (1 mo. USD LIBOR plus 2.500%), due 10/30/22†	749,703
703,680	Kraton Polymers, LLC, 2018 USD Term Loan, 5.00% (1 mo. USD LIBOR plus 2.500%), due 03/05/25†	699,612
510,000	Level 3 Financing, Inc., 2017 Term Loan B, 4.74% (1 mo. USD LIBOR plus 2.500%), due 02/22/24†	504,900
977,557	Life Time, Inc., 2017 Term Loan B, 5.38% (3 mo. USD LIBOR plus 2.750%), due 06/10/22†	966,967
39,900	McAfee, LLC, 2018 USD Term Loan B, 3.75%, due 09/30/24† ###	39,845
1,006,397	MEG Energy Corp., 2017 Term Loan B, 6.00% (1 mo. USD LIBOR plus 3.500%), due 12/31/23†	1,002,623
981,039	Meredith Corp., 2018 Term Loan B, 5.25% (1 mo. USD LIBOR plus 2.750%), due 01/31/25†	979,813
610,143	Messer Industries GmbH, 2018 USD Term Loan, 5.10% (3 mo. USD LIBOR plus 2.500%), due 03/01/26† ###	599,465
505,328	MGM Growth Properties Operating Partnership, LP, 2016 Term Loan B, 4.50% (1 mo. USD LIBOR plus 2.000%), due 03/21/25†	498,590

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**	Description	Value ($)

	Bank Loans — continued
378,706	Michaels Stores, Inc., 2018 Term Loan B, 5.00% (1 mo. USD LIBOR plus 2.500%), due 01/30/23†	371,368
519,645	Microchip Technology, Inc., 2018 Term Loan B, 4.50% (1 mo. USD LIBOR plus 2.000%), due 05/29/25†	514,364
793,909	Midas Intermediate Holdco II, LLC, Incremental Term Loan B, 5.35% (1 mo. USD LIBOR plus 2.750%), due 08/18/21◆◆	774,557
220,000	MKS Instruments, Inc., 2018 Term Loan B5, 4.74% (1 mo. USD LIBOR plus 2.250%), due 02/02/26†	220,046
473,322	MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.35% (3 mo. USD LIBOR plus 2.750%), due 06/07/23†	458,708
385,598	Natgasoline LLC, Term Loan B, 6.13% (3 mo. USD LIBOR plus 3.500%), due 11/14/25†	386,071
410,000	Panther BF Aggregator 2 L P, Term Loan B, 3.50%, due 03/18/26† ###	405,890
306,632	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 4.49% (1 mo. USD LIBOR plus 2.000%), due 05/24/24†	304,716
274,759	PQ Corp., 2018 Term Loan B, 5.24% (3 mo. USD LIBOR plus 2.500%), due 02/08/25†	272,011
506,136	Prime Security Services Borrower, LLC, 2016 1st Lien Term Loan, 5.25% (1 mo. USD LIBOR plus 2.750%), due 05/02/22†	501,798
565,739	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 5.25% (1 mo. USD LIBOR plus 2.750%), due 11/15/23†	551,596
357,568	Reynolds Group Holdings, Inc., USD 2017 Term Loan, 5.25% (1 mo. USD LIBOR plus 2.750%), due 02/05/23†	353,833
506,165	Scientific Games International, Inc., 2018 Term Loan B5, 5.33% (1 mo. USD LIBOR plus 2.750%), due 08/14/24†	493,059
368,799	Sophia, L.P., 2017 Term Loan B, 5.85% (3 mo. USD LIBOR plus 3.250%), due 09/30/22†	366,609
759,190	Sprint Communications, Inc., 1st Lien Term Loan B, 5.00% (1 mo. USD LIBOR plus 2.500%), due 02/02/24†	737,838
250,000	Starfruit Finco B.V, 2018 USD Term Loan B, 5.74% (1 mo. USD LIBOR plus 3.250%), due 10/01/25†	246,795
373,209	Stars Group Holdings B.V. (The), 2018 USD Incremental Term Loan, 6.10% (3 mo. USD LIBOR plus 3.500%), due 07/10/25†	373,063
650,242	Telenet Financing USD LLC, USD Term Loan AN, 4.73% (1 mo. USD LIBOR plus 2.250%), due 08/15/26†	638,050
490,625	Trans Union, LLC, Term Loan B3, 4.50% (1 mo. USD LIBOR plus 2.000%), due 04/10/23†	486,901
318,729	Travelport Finance (Luxembourg) S.a.r.l., 2018 Term Loan B, 5.18% (3 mo. USD LIBOR plus 2.500%), due 03/17/25†	318,604
320,000	Travelport Finance (Luxembourg) S.a.r.l., 2019 Term Loan, 4.75%, due 03/13/26###	312,600
835,935	TTM Technologies, Inc., 2017 Term Loan, 4.99% (1 mo. USD LIBOR plus 2.500%), due 09/28/24†	826,530
763,557	Uber Technologies, 2018 Incremental Term Loan, 5.98% (1 mo. USD LIBOR plus 3.500%), due 07/13/23†	760,375
1,140,559	Uber Technologies, 2018 Term Loan, 6.49% (1 mo. USD LIBOR plus 4.000%), due 04/04/25†	1,144,408
249,873	UPC Financing Partnership, USD Term Loan AR, 4.98% (1 mo. USD LIBOR plus 2.500%), due 01/15/26†	249,263
401,198	USI, Inc., 2017 Repriced Term Loan, 5.60% (3 mo. USD LIBOR plus 3.000%), due 05/16/24†	388,661

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Bank Loans — continued
882,891		Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48% (1 mo. USD LIBOR plus 3.000%), due 06/02/25†	877,533
510,000		VICI Properties 1 LLC, Replacement Term Loan B, 4.49% (1 mo. USD LIBOR plus 2.000%), due 12/20/24†	502,541
1,052,466		Vistra Operations Co. LLC, 2016 Term Loan B2, 4.75% (1 mo. USD LIBOR plus 2.250%), due 12/14/23†	1,047,993
250,000		VVC Holding Corp., 2019 Term Loan B, 7.20% (3 mo. USD LIBOR plus 4.500%), due 02/11/26†	246,667
1,039,643		Wall Street Systems Delaware, Inc., 2017 Term Loan B, 5.65% (1 mo. USD LIBOR plus 3.000%), due 11/21/24†	1,004,555
139,646		Wink Holdco,, Inc., 1st Lien Term Loan B, 5.50% (1 mo. USD LIBOR plus 3.000%), due 12/02/24†	135,370
985,000		Ziggo Secured Finance Partnership, USD Term Loan E, 4.98% (1 mo. USD LIBOR plus 2.500%), due 04/15/25†	960,991

			41,782,473

		Convertible Debt — 0.2%
130,000		Chegg, Inc., 0.13%, due 03/15/25 144A	128,721
220,000		DISH Network Corp., 3.38%, due 08/15/26	187,440
750,000		Liberty Media Corp., 2.13%, due 03/31/48 144A	723,750
90,000		Twitter, Inc., 0.25%, due 06/15/24 144A	83,509
320,000		Twitter, Inc., 1.00%, due 09/15/21	301,908
80,000		Western Digital Corp., 1.50%, due 02/01/24 144A	70,561

			1,495,889

		Corporate Debt — 26.4%
400,000		1011778 BC ULC/New Red Finance, Inc., 4.25%, due 05/15/24‡ 144A	397,000
1,000,000		1MDB Global Investments, Ltd., Reg S, 4.40%, due 03/09/23‡‡‡	938,523
490,000		ABN AMRO Bank NV, 4.75%, due 07/28/25‡ 144A	509,818
245,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26††††	245,781
175,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, due 01/16/24	182,071
1,115,000		AES Corp., 5.50%, due 04/15/25	1,159,600
775,000		AHP Health Partners, Inc., 9.75%, due 07/15/26‡ 144A	838,937
1,000,000		Air Lease Corp., 3.50%, due 01/15/22	1,009,622
640,000		Alcoa Nederland Holding BV, 6.13%, due 05/15/28 144A	660,800
1,200,000		Altice France SA/France, 7.38%, due 05/01/26 144A	1,179,000
900,000		Altice Luxembourg SA, 7.75%, due 05/15/22 144A	903,375
50,000		Altria Group, Inc., 4.40%, due 02/14/26	51,439
180,000		Altria Group, Inc., 4.80%, due 02/14/29	185,734
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	497,183
440,000		American Axle & Manufacturing, Inc., 6.50%, due 04/01/27‡	427,482
640,000		American Media LLC, 10.50%, due 12/31/26 144A	630,400
180,000		Amkor Technology, Inc., 6.63%, due 09/15/27 144A	183,038
200,000		Anglo American Capital Plc, 4.00%, due 09/11/27 144A	194,609
670,000		Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	736,411
50,000		Anheuser-Busch InBev Worldwide, Inc., 5.80%, due 01/23/59	55,679
640,000		Aon Corp., 4.50%, due 12/15/28	676,070
350,000		ArcelorMittal, 7.00%, due 10/15/39	399,124
645,000		Archer-Daniels-Midland Co., 4.50%, due 03/15/49	710,041

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
1,430,000		Ardonagh Midco 3 Plc, 8.63%, due 07/15/23‡ 144A	1,229,800
715,000		Ardonagh Midco 3 Plc, Reg S, 8.63%, due 07/15/23‡‡‡	614,900
450,000	EUR	Arion Banki HF, (MTN), 1.63%, due 12/01/21‡‡‡	513,240
330,000		Ashtead Capital, Inc., 5.25%, due 08/01/26 144A	339,075
370,000		ASP AMC Merger Sub, Inc., 8.00%, due 05/15/25 144A	168,350
730,000		AT&T, Inc., 4.85%, due 03/01/39	735,779
260,000		Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	265,200
800,000		Banco Bilbao Vizcaya Argentaria SA, 6.13%◆ †††††	714,748
400,000	EUR	Banco Bilbao Vizcaya Argentaria SA, Reg S, 5.88%◆ ††††† ‡‡‡	437,331
455,000		Banco BTG Pactual SA/Cayman Islands, 7.75%, due 02/15/29◆ 144A	452,725
320,000		Banco Mercantil del Norte SA, 7.63% (10 year CMT plus 5.353%)† ††††† 144A	321,600
1,000,000		Banco Santander SA, 4.38%, due 04/12/28	1,012,101
600,000	EUR	Banco Santander SA, Reg S, 4.75%◆ ††††† ‡‡‡	586,949
700,000		Barclays Bank Plc, 7.63%, due 11/21/22	761,659
300,000		Barclays Plc, 4.97%, due 05/16/29◆	310,391
1,315,000		Barclays Plc, 8.00%◆ †††††	1,346,231
380,000		Bausch Health Americas, Inc., 8.50%, due 01/31/27 144A	403,750
122,000		Bausch Health Cos., Inc., 5.63%, due 12/01/21 144A	122,037
350,000		Bausch Health Cos., Inc., 6.13%, due 04/15/25 144A	347,375
150,000		Bausch Health Cos., Inc., 7.00%, due 03/15/24 144A	159,075
150,000		Beacon Roofing Supply, Inc., 4.88%, due 11/01/25‡ 144A	142,313
349,000		Becton Dickinson and Co., 3.48%, due 12/29/20◆◆	349,037
482,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	479,590
650,000		BioScrip, Inc., 8.88%, due 02/15/21	659,750
400,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, due 07/15/26‡ 144A	410,000
1,035,000		BNP Paribas SA, 5.13%◆ ††††† 144A	906,593
710,000		BNP Paribas SA, 5.20%, due 01/10/30◆ ‡ 144A	767,147
750,000		Bombardier, Inc., 7.88%, due 04/15/27 144A	774,600
335,000		Bombardier, Inc., 8.75%, due 12/01/21 144A	371,431
180,000		BP Capital Markets America, Inc., 3.94%, due 09/21/28	188,750
440,000		Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	429,440
645,000		British Telecommunications Plc, 5.13%, due 12/04/28	691,048
2,005,000		Broadcom, Inc., 4.25%, due 04/15/26 144A	1,990,183
650,000		Bruin E&P Partners LLC, 8.88%, due 08/01/23 144A	625,625
800,000	EUR	CaixaBank SA, (MTN), Reg S, 2.75% (5 year EUR swap plus 2.350%), due 07/14/28† ‡‡‡	911,381
600,000	EUR	CaixaBank SA, Reg S, 5.25%◆ ††††† ‡‡‡	591,415
1,600,000		Capital One NA/Mclean VA, 2.35%, due 01/31/20	1,592,278
320,000		Carriage Services, Inc., 6.63%, due 06/01/26 144A	328,800
220,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, due 02/01/28 144A	217,503
630,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, due 02/15/23	642,600
200,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	204,125
965,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, due 05/01/26 144A	998,775
385,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, due 02/15/26 144A	403,769
330,000		Centene Corp., 5.38%, due 06/01/26 144A	345,263
250,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	248,305
150,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	151,025

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
760,000		Chesapeake Energy Corp., 8.00%, due 06/15/27	752,400
1,000,000		Cigna Corp., 3.26%, due 09/17/21◆◆ 144A	999,733
1,000,000		Cigna Corp., 3.75%, due 07/15/23 144A	1,025,879
765,000		Cigna Corp., 4.38%, due 10/15/28 144A	794,237
605,000		Cigna Corp., 4.90%, due 12/15/48 144A	625,228
460,000		Cirsa Finance International Sarl, 7.88%, due 12/20/23 144A	477,025
635,000	EUR	Cirsa Finance International Sarl, Reg S, 6.25%, due 12/20/23‡‡‡	754,945
500,000		CIT Group, Inc., 5.25%, due 03/07/25	533,275
170,000		Citigroup, Inc., 4.65%, due 07/30/45	181,056
1,315,000		Citigroup, Inc., 6.30% (3 mo. USD LIBOR plus 3.423%)† †††††	1,338,782
860,000		Clear Channel Worldwide Holdings, Inc., 9.25%, due 02/15/24 144A	913,750
170,000		Cleaver-Brooks, Inc., 7.88%, due 03/01/23 144A	157,675
280,000		Cogent Communications Group, Inc., 5.38%, due 03/01/22 144A	287,700
420,000		Comcast Corp., 3.24%, due 10/01/21◆◆	420,604
580,000		Comcast Corp., 4.25%, due 10/15/30	616,736
460,000		Comcast Corp., 4.70%, due 10/15/48	499,422
885,000		CONSOL Energy, Inc., 11.00%, due 11/15/25 144A	1,006,687
250,000		Cooperatieve Rabobank UA, 3.75%, due 07/21/26	246,318
600,000	EUR	Cooperatieve Rabobank UA, Reg S, 4.63%◆◆ ††††† ‡‡‡	685,500
460,000		CoreCivic, Inc. REIT, 4.63%, due 05/01/23	444,475
525,000		Corp. Nacional del Cobre de Chile, 4.50%, due 09/16/25 144A	557,409
280,000		Country Garden Holdings Co., Ltd., Reg S, 7.25%, due 04/04/21‡‡‡	283,646
630,000		Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, due 05/15/25 144A	585,900
575,000		Credit Agricole SA, 7.88% (USD 5 year swap rate plus 4.898%)† ††††† 144A	618,622
400,000		Credit Agricole SA, 8.13% (USD 5 year swap rate plus 6.185%)† ††††† 144A	450,380
300,000	EUR	Credit Agricole SA, Reg S, 6.50% (5 year EUR swap plus 5.120%)† ††††† ‡‡‡	361,126
930,000		Credit Suisse Group AG, 7.25%◆ ††††† 144A	934,859
1,425,000		Credit Suisse Group Funding Guernsey, Ltd., 2.75%, due 03/26/20	1,423,490
1,210,000		CSC Holdings LLC, 6.50%, due 02/01/29 144A	1,290,919
760,000		CVS Health Corp., 4.30%, due 03/25/28	770,768
800,000		CVS Health Corp., 4.78%, due 03/25/38	793,409
590,000		CVS Health Corp., 5.05%, due 03/25/48	595,265
1,100,000		DAE Funding LLC, 5.75%, due 11/15/23 144A	1,133,000
200,000		Danske Bank AS, 5.00%, due 01/12/22 144A	205,198
250,000	EUR	Danske Bank AS, Reg S, 5.75% (6 year EUR swap plus 4.640%)† ††††† ‡‡‡	281,407
250,000		DCP Midstream Operating, LP, 6.75%, due 09/15/37 144A	258,750
1,272,000		Diamondback Energy, Inc., 4.75%, due 11/01/24 144A	1,305,136
1,100,000		DISH DBS Corp., 7.75%, due 07/01/26‡	959,750
330,000		Dow Chemical Co. (The), 5.55%, due 11/30/48 144A	368,455
430,000		DP World, Ltd., 5.63%, due 09/25/48 144A	448,608
110,000		Eclipse Resources Corp., 8.88%, due 07/15/23	105,358
1,115,000		Ecopetrol SA, 4.13%, due 01/16/25	1,128,949
625,000		Electricite de France SA, 4.50%, due 09/21/28 144A	645,645
685,000		Enel Finance International NV, 3.50%, due 04/06/28 144A	644,452
80,000		Energy Transfer Operating, LP, 6.25%, due 04/15/49	89,734
625,000		Enterprise Products Operating LLC, 4.80%, due 02/01/49	665,791
24,500,000	ZAR	Eskom Holdings SOC, Ltd., (MTN), 7.50%, due 09/15/33	1,293,128
130,000	EUR	Europcar Mobility Group, Reg S, 5.75%, due 06/15/22‡‡‡	149,931
25,575,000	BRL	European Investment Bank, (MTN), 6.34%, due 08/27/21‡‡	5,683,187

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
63,050,000	MXN	European Investment Bank, (MTN), Reg S, 4.00%, due 02/25/20‡‡‡	3,124,173
9,280,000,000	IDR	European Investment Bank, (MTN), Reg S, 6.95%, due 02/06/20‡‡‡	648,590
8,150,000	ZAR	European Investment Bank, (MTN), Reg S, 8.50%, due 09/17/24‡‡‡	583,279
160,000		Extraction Oil & Gas, Inc., 5.63%, due 02/01/26 144A	123,600
200,000		Extraction Oil & Gas, Inc., 7.38%, due 05/15/24 144A	168,000
200,000		First Data Corp., 5.75%, due 01/15/24 144A	206,400
640,000		First Quantum Minerals, Ltd., 6.50%, due 03/01/24 144A	601,600
2,070,000		First Quantum Minerals, Ltd., 7.25%, due 04/01/23 144A	2,031,187
390,000		Five Point Operating Co., LP/Five Point Capital Corp., 7.88%, due 11/15/25 144A	374,400
1,530,000		Ford Motor Credit Co. LLC, 2.98%, due 08/03/22	1,462,990
160,000		Fox Corp., 4.71%, due 01/25/29 144A	171,704
50,000		Fox Corp., 5.48%, due 01/25/39 144A	55,382
740,000		Freeport-McMoRan, Inc., 5.45%, due 03/15/43	651,207
220,000	GBP	Garfunkelux Holdco 3 SA, Reg S, 8.50%, due 11/01/22‡‡‡	260,484
530,000		Gazprom OAO Via Gaz Capital SA, 4.95%, due 03/23/27 144A	531,588
315,000		General Electric Co., 4.13%, due 10/09/42	273,928
555,000		General Electric Co., 4.50%, due 03/11/44	507,857
540,000		General Electric Co., (MTN), 6.88%, due 01/10/39	639,491
682,000		General Motors Financial Co., Inc., 4.15%, due 06/19/23	688,785
675,000		General Motors Financial Co., Inc., 4.20%, due 11/06/21	687,045
340,000		Genesis Energy, LP/Genesis Energy Finance Corp., 6.00%, due 05/15/23‡	343,400
210,000		GEO Group (The), Inc. REIT, 5.88%, due 01/15/22	203,700
70,000		GEO Group (The), Inc. REIT, 5.88%, due 10/15/24	61,600
320,000		GEO Group (The), Inc. REIT, 6.00%, due 04/15/26	269,600
605,000		Geopark, Ltd., 6.50%, due 09/21/24 144A	609,538
400,000		Glencore Funding LLC, 4.00%, due 03/27/27 144A	388,540
750,000		Glencore Funding LLC, 4.88%, due 03/12/29 144A	755,680
100,000		Goldman Sachs Group (The), Inc., 3.50%, due 11/16/26	98,760
100,000		Goldman Sachs Group (The), Inc., 5.15%, due 05/22/45¤	105,912
600,000		GTP Acquisition Partners I LLC, 3.48%, due 06/15/50 144A	606,901
860,000		Gulfport Energy Corp., 6.00%, due 10/15/24	784,870
220,000		Gulfport Energy Corp., 6.38%, due 05/15/25	199,925
150,000		Gulfport Energy Corp., 6.38%, due 01/15/26	133,500
1,295,000		Hanesbrands, Inc., 4.88%, due 05/15/26 144A	1,284,122
410,000		Harley-Davidson Financial Services, Inc., Series S, 3.55%, due 05/21/21 144A	409,251
515,000		HCA, Inc., 5.00%, due 03/15/24	546,598
600,000		HCA, Inc., 5.50%, due 06/15/47	638,819
950,000		HCA, Inc., 5.63%, due 09/01/28	1,007,000
60,000,000	INR	HDFC Bank, Ltd., Reg S, 8.10%, due 03/22/25‡‡‡	856,532
820,000		Hexion, Inc., 6.63%, due 04/15/20	692,900
1,000,000		Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, due 04/01/27	1,015,000
400,000		HSBC Holdings Plc, 4.58%, due 06/19/29◆	420,804
400,000		HSBC Holdings Plc, 6.50%◆ †††††	396,374
250,000	EUR	HSBC Holdings Plc, Reg S, 5.25% (5 year EUR swap plus 4.383%)† ††††† ‡‡‡	297,211
120,000		Hudbay Minerals, Inc., 7.25%, due 01/15/23 144A	124,800
400,000		HudBay Minerals, Inc., 7.63%, due 01/15/25 144A	412,500
380,000		ICICI Bank Ltd/Hong Kong, Reg S, 5.75%, due 11/16/20‡‡‡	394,258
20,000		Indigo Natural Resources LLC, 6.88%, due 02/15/26 144A	17,800
500,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	446,250

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
375,000		Intelsat Jackson Holdings SA, 9.50%, due 09/30/22 144A	433,125
35,350,000,000	IDR	Inter-American Development Bank, (MTN), Reg S, 7.88%, due 03/14/23‡‡‡	2,533,582
700,000		InterGen NV, 7.00%, due 06/30/23	635,250
1,515,000		Intesa Sanpaolo SpA, 5.02%, due 06/26/24 144A	1,465,311
550,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	537,425
540,000		iStar, Inc. REIT, 5.25%, due 09/15/22	531,225
1,225,000		Itau Unibanco Holding SA/Cayman Island, 6.13%◆ ††††† 144A	1,205,645
260,000		j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 07/15/25 144A	271,050
320,000		Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 10.25%, due 11/15/22 144A	344,000
580,000	EUR	James Hardie Industries Plc, 3.63%, due 10/01/26 144A	664,490
360,000		JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	362,819
1,000,000		JPMorgan Chase & Co., 4.63%, due 05/10/21	1,037,764
568,994		K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22¤	1,735
123,799		K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22¤	4,642
710,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	729,766
440,000		KazTransGas JSC, 4.38%, due 09/26/27 144A	427,742
950,000		KLX Energy Services Holdings, Inc., 11.50%, due 11/01/25 144A	988,000
1,335,000		Kosmos Energy, Ltd., 7.13%, due 04/04/26†††† 144A	1,326,322
555,000	EUR	Kraton Polymers LLC/Kraton Polymers Capital Corp., Reg S, 5.25%, due 05/15/26‡‡‡	634,486
450,000		L Brands, Inc., 5.25%, due 02/01/28‡	401,625
420,000		L Brands, Inc., 5.63%, due 10/15/23‡	431,025
650,000		Lamar Media Corp., 5.75%, due 02/01/26 144A	681,688
300,000		Lamb Weston Holdings, Inc., 4.88%, due 11/01/26 144A	305,625
3,390,000	EUR	Landsbankinn HF, (MTN), Reg S, 1.38%, due 03/14/22‡‡‡	3,837,701
655,000		Lazard Group LLC, 4.38%, due 03/11/29	663,263
500,000		Lennar Corp., 4.75%, due 11/29/27	502,109
200,000		Levi Strauss & Co., 5.00%, due 05/01/25	207,000
400,000		Lions Gate Capital Holdings LLC, 6.38%, due 02/01/24 144A	420,000
400,000		Lloyds Banking Group Plc, 4.65%, due 03/24/26	405,037
450,000	EUR	Lloyds Banking Group Plc, Reg S, 6.38% (5 year EUR swap plus 5.290%)† ††††† ‡‡‡	520,745
1,305,000		Lonestar Resources America, Inc., 11.25%, due 01/01/23 144A	1,272,375
800,000		Macquarie Group, Ltd., 5.03%, due 01/15/30◆ 144A	849,520
170,000		Magellan Health, Inc., 4.90%, due 09/22/24	162,180
460,000		Match Group, Inc., 5.00%, due 12/15/27‡ 144A	465,750
830,000		McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.63%, due 05/01/24 144A	689,937
990,000		MEG Energy Corp., 7.00%, due 03/31/24 144A	928,125
300,000		Mercer International, Inc., 6.50%, due 02/01/24	308,250
1,185,000		Meredith Corp., 6.88%, due 02/01/26	1,250,175
650,000		Microchip Technology, Inc., 3.92%, due 06/01/21 144A	655,954
280,000		Microchip Technology, Inc., 4.33%, due 06/01/23 144A	285,843
315,000		Micron Technology, Inc., 4.64%, due 02/06/24	323,341
440,000		MidAmerican Energy Co., 4.25%, due 07/15/49	468,771
1,000,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21* **** ^	—
850,000		Millicom International Cellular SA, 6.25%, due 03/25/29 144A	866,838
200,000		Millicom International Cellular SA, 6.63%, due 10/15/26 144A	210,250
595,000		Mitsubishi UFJ Financial Group, Inc., 3.74%, due 03/07/29	610,912
1,000,000		Morgan Stanley, (MTN), 2.50%, due 04/21/21	993,871

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
400,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.00%, due 10/15/27	408,000
420,000		Myriad International Holdings BV, 4.85%, due 07/06/27 144A	432,346
615,000		Nationstar Mortgage Holdings, Inc., 8.13%, due 07/15/23‡ 144A	634,987
505,000		Nationstar Mortgage Holdings, Inc., 9.13%, due 07/15/26 144A	513,838
500,000		Navient Corp., 6.75%, due 06/25/25	497,025
260,000		NCL Corp., Ltd., Class C, 4.75%, due 12/15/21 144A	263,575
350,000		Neovia Logistics Services LLC/SPL Logistics Finance Corp., 8.88%, due 08/01/20 144A	334,250
300,000		Netflix, Inc., 5.88%, due 11/15/28 144A	317,625
270,000		Netflix, Inc., 6.38%, due 05/15/29‡ 144A	292,613
170,000		Newmark Group, Inc., 6.13%, due 11/15/23	175,367
430,000		NGPL PipeCo LLC, Senior Note, 7.77%, due 12/15/37 144A	518,150
41,000,000	SEK	Nordea Hypotek AB, (MTN), Reg S, 1.25%, due 05/19/21‡‡‡	4,535,147
30,000		Northern Oil and Gas, Inc., 9.50% (9.50% Cash or PIK), due 05/15/23	31,200
450,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22 144A	397,125
905,000		NRG Energy, Inc., 7.25%, due 05/15/26	999,066
570,000		Oversea-Chinese Banking Corp., Ltd., (MTN), Reg S, 4.25%, due 06/19/24‡‡‡	588,267
110,000		Pacific Gas & Electric Co., 3.25%, due 09/15/21†††	100,650
470,000		Pactiv LLC, 8.38%, due 04/15/27	481,750
140,000		Park Aerospace Holdings, Ltd., 4.50%, due 03/15/23 144A	139,650
310,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27	310,000
440,000		Perusahaan Listrik Negara PT, 4.13%, due 05/15/27 144A	434,254
920,000		Petrobras Global Finance BV, 5.30%, due 01/27/25	935,649
1,100,000		Petrobras Global Finance BV, 5.75%, due 02/01/29	1,092,300
720,000		Petrobras Global Finance BV, 6.85%, due 06/05/15#	699,084
1,575,000		Petrobras Global Finance BV, 6.90%, due 03/19/49	1,561,455
1,515,000		Petroleos Mexicanos, 4.88%, due 01/24/22	1,531,680
8,487,700	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡‡‡	368,650
763,000		Polaris Intermediate Corp., 8.50% (8.50% Cash or PIK), due 12/01/22 144A	755,561
70,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, due 04/15/24†††† 144A	70,175
220,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, due 04/15/26†††† 144A	220,596
441,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 05/15/23 144A	464,153
280,000		Prosperous Ray, Ltd., Reg S, 4.63%, due 11/12/23‡‡‡	294,134
920,000		Prudential Financial, Inc., 5.70%, due 09/15/48◆	932,443
830,000		QNB Finansbank AS, 6.88%, due 09/07/24 144A	800,845
1,000,000		Quicken Loans, Inc., 5.75%, due 05/01/25 144A	1,008,500
150,000		Range Resources Corp., 4.88%, due 05/15/25‡	139,875
270,000		Range Resources Corp., 5.00%, due 03/15/23‡	265,613
1,000,000	EUR	RCI Banque SA, (MTN), Reg S, 2.25%, due 03/29/21‡‡‡	1,170,392
264,000		Refinitiv US Holdings, Inc., 8.25%, due 11/15/26 144A	259,710
155,000		Refinitiv US Holdings, Inc., 6.25%, due 05/15/26 144A	157,519
180,000		RegionalCare Hospital Partners Holdings, Inc., 8.25%, due 05/01/23 144A	191,588
380,000		Resolute Forest Products, Inc., 5.88%, due 05/15/23	378,100
445,000		Royal Bank of Scotland Group Plc, 4.27%, due 03/22/25◆	450,233
300,000		Royal Bank of Scotland Group Plc, 4.89%, due 05/18/29◆	311,726
795,000		RPM International, Inc., 4.55%, due 03/01/29	806,744
70,000		Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	69,825

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
400,000		Sands China, Ltd., 5.13%, due 08/08/25	417,475
1,000,000	EUR	Santander Consumer Finance SA, Reg S, 0.88%, due 01/24/22‡‡‡	1,142,923
590,000		Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	587,427
500,000		Scientific Games International, Inc., 10.00%, due 12/01/22‡	527,300
180,000		Seagate HDD Cayman, 4.75%, due 06/01/23	182,128
40,000		Service Corp. International, Senior Note, 7.50%, due 04/01/27	46,200
1,420,000		Shelf Drilling Holdings, Ltd., 8.25%, due 02/15/25 144A	1,356,100
200,000		Silversea Cruise Finance, Ltd., 7.25%, due 02/01/25 144A	217,300
765,000		Societe Generale SA, 4.75%, due 09/14/28‡ 144A	805,073
240,000		Southern California Edison Co., 4.20%, due 03/01/29	244,177
405,000		Southern California Edison Co., 4.88%, due 03/01/49	430,752
555,000		Southern Copper Corp., 3.88%, due 04/23/25	563,528
1,055,000		Southern Copper Corp., 5.88%, due 04/23/45	1,186,566
320,000		Speedway Motorsports, Inc., 5.13%, due 02/01/23	322,800
280,000		Sprint Capital Corp., 6.88%, due 11/15/28	269,850
540,000		Sprint Corp., 7.13%, due 06/15/24	549,450
225,000		Sprint Corp., 7.88%, due 09/15/23	236,250
1,310,000		SS&C Technologies, Inc., 5.50%, due 09/30/27 144A	1,325,556
775,000		Standard Chartered Plc, 4.30%, due 02/19/27 144A	776,770
585,000		Standard Chartered Plc, 7.75% (USD 5 year swap rate plus 5.723%)† ††††† 144A	613,130
110,000		Standard Industries, Inc./NJ, 4.75%, due 01/15/28 144A	105,325
420,000		Standard Industries, Inc./NJ, 6.00%, due 10/15/25 144A	441,878
1,585,000		Stillwater Mining Co., 7.13%, due 06/27/25 144A	1,552,745
620,000		Suzano Austria GmbH, 6.00%, due 01/15/29 144A	661,980
260,000		Suzano Austria GmbH, Reg S, 5.75%, due 07/14/26‡‡‡	277,706
16,600,000	SEK	Swedbank Hypotek AB, (MTN), Reg S, 1.00%, due 06/15/22‡‡‡	1,832,978
370,000		Swire Pacific MTN Financing, Ltd. (MTN), Reg S, 4.50%, due 10/09/23‡‡‡	391,329
395,000		Synchrony Financial, 4.38%, due 03/19/24	400,530
525,000		Synchrony Financial, 4.50%, due 07/23/25	527,468
890,000		Synchrony Financial, 5.15%, due 03/19/29	906,758
250,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	260,950
10,000		Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 6.50%, due 07/15/27 144A	10,813
310,000		Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 6.88%, due 01/15/29 144A	337,513
230,000		Teck Resources, Ltd., 5.40%, due 02/01/43	227,534
90,000		Teck Resources, Ltd., 6.00%, due 08/15/40	93,266
800,000		Telecom Italia SpA, 5.30%, due 05/30/24 144A	807,000
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	203,086
100,000	EUR	Telefonica Europe BV, Reg S, 5.88% (10 year EUR swap plus 4.301%)† ††††† ‡‡‡	125,057
1,000,000		Telenet Finance Luxembourg Notes Sarl, 5.50%, due 03/01/28 144A	985,000
400,000	EUR	Telenet Finance Luxembourg Notes Sarl, Reg S, 3.50%, due 03/01/28‡‡‡	450,716
100,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	107,960
1,230,000		Tesla, Inc., 5.30%, due 08/15/25 144A	1,068,562
1,370,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, Reg S, 1.13%, due 10/15/24‡‡‡	1,347,836
360,000		Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due 07/21/23	321,382
300,000		Teva Pharmaceutical Finance Netherlands III BV, 6.00%, due 04/15/24	301,176
870,000		TransDigm, Inc., 6.25%, due 03/15/26 144A	908,280
2,880,000	ZAR	Transnet SOC, Ltd., (MTN), Reg S, 9.50%, due 05/13/21‡‡‡	201,513

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Corporate Debt — continued
859,950		Transocean Pontus, Ltd., 6.13%, due 08/01/25 144A	874,999
590,000		Transportadora de Gas del Sur SA, 6.75%, due 05/02/25 144A	558,140
1,160,000		Uber Technologies, Inc., 7.50%, due 11/01/23‡ 144A	1,212,200
340,000		UBS Group Funding Switzerland AG, 7.00%◆ ††††† 144A	345,309
325,000		UniCredit SpA, 5.86% (5 year USD ICE swap plus 3.703%), due 06/19/32† 144A	299,916
755,000		UniCredit SpA, 7.30%, due 04/02/34◆ †††† 144A	762,196
700,000		UniCredit SpA, 7.83%, due 12/04/23 144A	780,157
285,000	EUR	UniCredit SpA, Reg S, 6.63% (5 year EUR swap plus 6.387%)† ††††† ‡‡‡	311,889
655,000		UniCredit SpA, Reg S, 8.00% (5 year USD swap plus 5.180%)† ††††† ‡‡‡	614,854
800,000		Union Pacific Corp., 4.50%, due 09/10/48	850,357
90,000		United Rentals North America, Inc., 4.63%, due 07/15/23	91,744
500,000		United Rentals North America, Inc., 4.88%, due 01/15/28	487,600
350,000		United Rentals North America, Inc., 5.88%, due 09/15/26	363,125
90,000		United Rentals North America, Inc., 6.50%, due 12/15/26‡	94,950
700,000		Univision Communications, Inc., 5.13%, due 05/15/23‡ 144A	666,312
200,000		Univision Communications, Inc., 6.75%, due 09/15/22 144A	204,000
500,000		UPCB Finance IV, Ltd., 5.38%, due 01/15/25 144A	508,750
380,000		Vale Overseas, Ltd., 6.88%, due 11/10/39	437,950
390,000		Verizon Communications, Inc., 3.88%, due 02/08/29	399,701
100,000		Verizon Communications, Inc., 4.52%, due 09/15/48	102,786
670,000		Viacom, Inc., 6.88%, due 04/30/36	787,147
300,000		Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.75%, due 04/15/23 144A	240,000
1,025,000		Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.75%, due 04/15/23 144A	850,750
500,000		Virgin Media Secured Finance Plc, 5.50%, due 08/15/26 144A	510,000
117,000	GBP	Virgin Media Secured Finance Plc, Reg S, 5.50%, due 01/15/25‡‡‡	156,459
855,000	GBP	Virgin Media Secured Finance Plc, Reg S, 6.25%, due 03/28/29‡‡‡	1,182,066
1,090,000		Vistra Operations Co. LLC, 5.63%, due 02/15/27 144A	1,137,687
750,000		VOC Escrow, Ltd., 5.00%, due 02/15/28 144A	733,125
270,000		Vodafone Group Plc, 4.38%, due 05/30/28	274,692
10,000		Vodafone Group Plc, 5.25%, due 05/30/48	9,929
350,000		WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 4.75%, due 09/17/44 144A	370,623
450,000		Weight Watchers International, Inc., 8.63%, due 12/01/25‡ 144A	406,125
2,500,000		Wells Fargo Bank NA, 3.27%, due 07/23/21◆◆	2,504,232
325,000		William Carter Co., 5.63%, due 03/15/27 144A	337,188
680,000		Williams Cos. (The), Inc., 8.75%, due 03/15/32‡	946,857
765,000		Windstream Services LLC/Windstream Finance Corp., 8.63%, due 10/31/25††† 144A	729,619
300,000		WPX Energy, Inc., 8.25%, due 08/01/23	339,000
1,230,000		XPO CNW, Inc., 6.70%, due 05/01/34	1,070,100
70,000		XPO Logistics, Inc., 6.13%, due 09/01/23 144A	70,788
290,000		Yamana Gold, Inc., 4.63%, due 12/15/27	283,993
650,000		Yingde Gases Investment, Ltd., 6.25%, due 01/19/23 144A	656,941
710,000		YPF SA, Reg S, 8.50%, due 03/23/21‡ ‡‡‡	719,052

			214,276,461

		Mortgage Backed Securities - Private Issuers — 2.4%
620,000		Barclays Commercial Mortgage Securities Trust, Series 2018-CBM, Class D, 4.87%, due 07/15/37◆◆ 144A	622,435
2,000,000		BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33◆◆ 144A	1,729,529

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Mortgage Backed Securities - Private Issuers — continued
1,000,000		BHMS, Series 2018-MZB, Class MZB, 9.12%, due 07/15/20◆◆ 144A	1,008,698
530,000		BX Trust, Series 2017-IMC, Class A, 3.53%, due 10/15/32◆◆ 144A	528,795
1,500,000		BX Trust, Series 2018-BILT, 3.50%, due 05/15/30◆◆ 144A	1,493,187
640,000		CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.76%, due 12/15/47◆◆ 144A	665,699
337,882		Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.00%, due 01/25/68◆◆ 144A	340,775
1,500,000		FNMA Connecticut Avenue Securities, Series 2017-C03, Class 1B1, 7.34% (1 mo. USD LIBOR plus 4.850%), due 10/25/29† 144A	1,670,010
1,920,000		FNMA Connecticut Avenue Securities, Series 2018-C05, Class 1B1, 6.74%, due 01/25/31◆◆ 144A	1,949,626
1,580,000		FNMA Connecticut Avenue Securities, Series 2018-C05, Class 1M2, 4.84%, due 01/25/31◆◆ 144A	1,588,825
665,000		Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class M, 4.75%, due 08/25/57◆◆ 144A	634,455
440,000		Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M, 4.75%, due 07/25/58◆◆ 144A	410,720
860,000		GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, due 12/15/34◆◆ 144A	852,092
410,000		GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.39%, due 08/10/44◆◆ 144A	398,531
1,390,000		JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 10.69%, due 06/15/35◆◆ 144A	1,383,133
1,145,618		Motel 6 Trust, Series 2017-MTL6, Class E, 5.73%, due 08/15/34◆◆ 144A	1,153,063
230,000		Starwood Retail Property Trust, Series 2014-STAR, Class C, 4.98% (1 mo. USD LIBOR plus 2.500%), due 11/15/27† 144A	221,143
300,000		Starwood Retail Property Trust, Series 2014-STAR, Class D, 5.73% (1 mo. USD LIBOR plus 3.250%), due 11/15/27† 144A	268,654
1,337,885		Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 2A2, 3.05% (1 mo. USD LIBOR plus 0.560%), due 05/25/45†	1,142,472
988,265		WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B, 3.27% (1 mo. USD LIBOR plus 0.780%), due 01/25/45†	974,107
208,096		Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A11, 5.50%, due 03/25/36	209,755

			19,245,704

		Mortgage Backed Securities - U.S. Government Agency Obligations — 2.5%
2,382,853		FNMA, Pool # MA3461, 3.00%, due 09/01/33	2,405,777
1,573,158		FNMA, Pool # BM5520, 3.50%, due 02/01/47	1,600,761
65,386		FNMA, Pool # MA3472, 5.00%, due 09/01/48	68,775
592,114		GNMA II Pool, Pool # MA5595, 4.00%, due 11/20/48	611,866
14,772,645		GNMA II Pool, Pool # MA5652, 4.50%, due 12/20/48	15,417,137

			20,104,316

		Sovereign Debt Obligations — 39.9%
440,000		Abu Dhabi Government International Bond, 4.13%, due 10/11/47 144A	445,236
103,115,000	ARS	Argentina POM Politica Monetaria, 67.55%, due 06/21/20◆◆	2,653,048
300,000		Argentine Republic Government International Bond, 4.63%, due 01/11/23	246,450
2,735,000		Argentine Republic Government International Bond, 5.88%, due 01/11/28	2,106,292

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued
1,775,000		Argentine Republic Government International Bond, 6.88%, due 04/22/21	1,625,012
615,000		Argentine Republic Government International Bond, 6.88%, due 01/11/48	454,331
15,700,000	AUD	Australia Government Bond, Reg S, 2.75%, due 04/21/24‡‡‡	11,863,119
1,645,000		Bahrain Government International Bond, Reg S, 6.00%, due 09/19/44‡‡‡	1,535,591
1,230,000		Bahrain Government International Bond, Reg S, 6.13%, due 08/01/23‡‡‡	1,289,194
3,815,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/21	5,722,795
5,475,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	8,321,547
615,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	976,203
675,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43¤	1,223,140
2,574,000	BRL	Brazil Letras do Tesouro Nacional, 7.53%, due 07/01/21‡‡	563,202
2,393,000	BRL	Brazil Letras do Tesouro Nacional, 7.98%, due 01/01/22‡‡	501,263
1,415,000	BRL	Brazil Notas do Tesouro Nacional Serie B, 6.00%, due 08/15/50	1,441,543
1,800,000	BRL	Brazil Notas do Tesouro Nacional Series B, 6.00%, due 08/15/20	1,540,241
812,000	BRL	Brazil Notas do Tesouro Nacional Series B, 6.00%, due 05/15/45	808,866
27,078,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/21	7,271,393
36,944,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/23	10,047,793
22,663,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/25	6,197,131
5,353,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/29	1,467,415
500,000		Colombia Government International Bond, 4.50%, due 03/15/29	528,750
23,271,100,000	COP	Colombian TES, 6.00%, due 04/28/28	7,111,614
13,167,400,000	COP	Colombian TES, 7.00%, due 05/04/22	4,342,599
2,764,800,000	COP	Colombian TES, 7.00%, due 06/30/32	885,735
10,595,800,000	COP	Colombian TES, 7.50%, due 08/26/26	3,597,838
4,800,100,000	COP	Colombian TES, 7.75%, due 09/18/30	1,642,353
7,353,300,000	COP	Colombian TES, 10.00%, due 07/24/24	2,754,690
7,778,200,000	COP	Colombian TES, 11.00%, due 07/24/20	2,642,202
560,000	EUR	Cyprus Government International Bond, (MTN), Reg S, 2.38%, due 09/25/28‡‡‡	675,493
170,000	EUR	Cyprus Government International Bond, (MTN), Reg S, 2.75%, due 06/27/24‡‡‡	210,755
319,000	EUR	Cyprus Government International Bond, (MTN), Reg S, 2.75%, due 02/26/34‡‡‡	383,012
2,890,000	EUR	Cyprus Government International Bond, (MTN), Reg S, 3.75%, due 07/26/23‡‡‡	3,697,183
904,000	EUR	Cyprus Government International Bond, (MTN), Reg S, 4.25%, due 11/04/25‡‡‡	1,224,961
4,960,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	191,193
16,180,000	CZK	Czech Republic Government Bond, 2.75%, due 07/23/29	761,179
45,420,000	CZK	Czech Republic Government Bond, Reg S, 0.95%, due 05/15/30‡‡‡	1,782,260
15,820,000	CZK	Czech Republic Government Bond, Reg S, 1.00%, due 06/26/26‡‡‡	651,452
9,820,000	CZK	Czech Republic Government Bond, Reg S, 2.40%, due 09/17/25‡‡‡	445,008
590,000		Ecuador Government International Bond, 9.63%, due 06/02/27 144A	615,812
210,000		Ecuador Government International Bond, 10.75%, due 01/31/29 144A	232,102
990,000		Egypt Government International Bond, 7.60%, due 03/01/29 144A	1,018,677
415,000		Egypt Government International Bond, 8.70%, due 03/01/49 144A	432,652
900,000		Ghana Government International Bond, 7.63%, due 05/16/29 144A	881,935
200,000		Ghana Government International Bond, 8.13%, due 03/26/32 144A	199,560
134,180,000	HUF	Hungary Government Bond, 3.00%, due 08/21/30	474,581
550,540,000	HUF	Hungary Government Bond, 0.50%, due 04/21/21	1,918,710
100,670,000	HUF	Hungary Government Bond, 1.75%, due 10/26/22	357,135
61,510,000	HUF	Hungary Government Bond, 2.50%, due 10/24/24	221,660
153,290,000	HUF	Hungary Government Bond, 2.75%, due 12/22/26	547,099
625,890,000	HUF	Hungary Government Bond, 3.00%, due 06/26/24	2,328,951
368,760,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	1,344,888

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued
187,110,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	785,600
245,700,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	1,153,356
1,970,000		Indonesia Government International Bond, (MTN), Reg S, 5.25%, due 01/17/42‡‡‡	2,124,121
6,489,000,000	IDR	Indonesia Treasury Bond, 5.63%, due 05/15/23	433,533
17,252,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	1,099,694
15,805,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	975,104
38,125,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	2,583,745
37,602,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	2,535,204
40,578,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	2,690,601
19,199,000,000	IDR	Indonesia Treasury Bond, 8.13%, due 05/15/24	1,407,581
20,765,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/29	1,526,898
25,940,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 06/15/32	1,854,127
28,685,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	2,055,993
22,105,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	1,629,374
3,026,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	223,497
41,618,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	3,007,251
33,069,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 04/15/39	2,383,546
36,373,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,733,132
9,364,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	717,034
9,536,000,000	IDR	Indonesia Treasury Bond, 9.50%, due 07/15/31	752,334
3,815,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	320,882
3,360,000	ILS	Israel Government Bond — Fixed, 1.25%, due 11/30/22	940,583
5,210,000	ILS	Israel Government Bond — Fixed, 3.75%, due 03/31/47	1,616,605
7,010,000	ILS	Israel Government Bond — Fixed, 5.50%, due 01/31/42	2,821,290
2,969,000	EUR	Italy Buoni Poliennali Del Tesoro, Reg S, 3.45%, due 03/01/48‡‡‡	3,340,172
500,000		Kazakhstan Government International Bond, (MTN), Reg S, 5.13%, due 07/21/25‡‡‡	546,033
630,000		Kuwait International Government Bond, 3.50%, due 03/20/27 144A	644,836
2,189,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	535,190
3,257,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	794,869
26,273,000	MYR	Malaysia Government Bond, 3.62%, due 11/30/21	6,464,529
15,793,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	3,897,863
4,513,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	1,075,557
16,000,000	MYR	Malaysia Government Bond, 3.88%, due 03/10/22	3,972,625
3,566,000	MYR	Malaysia Government Bond, 3.88%, due 03/14/25	880,959
391,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	96,307
15,700,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	3,906,671
1,207,000	MYR	Malaysia Government Bond, 4.06%, due 09/30/24	300,329
989,000	MYR	Malaysia Government Bond, 4.13%, due 04/15/32	242,707
979,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	243,693
903,000	MYR	Malaysia Government Bond, 4.23%, due 06/30/31	225,700
3,565,000	MYR	Malaysia Government Bond, 4.50%, due 04/15/30	917,039
807,000	MYR	Malaysia Government Bond, 4.74%, due 03/15/46	200,329
360,000	MYR	Malaysia Government Bond, 4.76%, due 04/07/37	92,974
1,420,000	MYR	Malaysia Government Bond, 4.89%, due 06/08/38	374,330
8,600,000	MYR	Malaysia Government Bond, 4.92%, due 07/06/48	2,216,321
66,423,100	MXN	Mexican Bonos, 5.75%, due 03/05/26	3,028,188
45,229,400	MXN	Mexican Bonos, 6.50%, due 06/10/21	2,272,721
88,957,000	MXN	Mexican Bonos, 6.50%, due 06/09/22	4,420,999
4,470,200	MXN	Mexican Bonos, 7.25%, due 12/09/21	227,380
218,606,400	MXN	Mexican Bonos, 7.50%, due 06/03/27	10,923,502

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued
18,184,500	MXN	Mexican Bonos, 7.75%, due 05/29/31	906,792
17,577,600	MXN	Mexican Bonos, 7.75%, due 11/23/34	862,845
50,977,400	MXN	Mexican Bonos, 7.75%, due 11/13/42	2,443,288
17,577,500	MXN	Mexican Bonos, 8.00%, due 06/11/20	909,572
17,338,800	MXN	Mexican Bonos, 8.00%, due 12/07/23	900,536
41,841,200	MXN	Mexican Bonos, 8.00%, due 11/07/47	2,049,338
22,670,300	MXN	Mexican Bonos, 8.50%, due 05/31/29	1,202,358
16,250,700	MXN	Mexican Bonos, 8.50%, due 11/18/38	844,458
42,869,200	MXN	Mexican Bonos, 10.00%, due 12/05/24	2,428,323
62,997,800	MXN	Mexican Bonos, 10.00%, due 11/20/36	3,740,928
22,743,825	MXN	Mexican Udibonos, 4.00%, due 11/30/28	1,184,712
17,517,877	MXN	Mexican Udibonos, 4.50%, due 11/22/35	955,695
740,000		Mexico Government International Bond, 3.60%, due 01/30/25	741,480
1,365,000		Oman Government International Bond, Reg S, 6.50%, due 03/08/47‡‡‡	1,198,373
920,000		Oman Government International Bond, Reg S, 6.75%, due 01/17/48‡‡‡	819,651
5,427,000	PEN	Peruvian Government International Bond, Reg S, 6.35%, due 08/12/28‡‡‡	1,774,448
1,493,000	PEN	Peruvian Government International Bond, Reg S (GDN), 5.70%, due 08/12/24‡‡‡	475,790
5,434,000	PEN	Peruvian Government International Bond, Reg S (GDN), 6.95%, due 08/12/31‡‡‡	1,852,153
4,326,000	PEN	Peruvian Government International Bond, Reg S (GDN), 8.20%, due 08/12/26‡‡‡	1,567,280
58,000,000	PHP	Philippine Government International Bond, 3.90%, due 11/26/22	1,071,293
9,000,000	PHP	Philippine Government International Bond, 4.95%, due 01/15/21	171,739
20,000,000	PHP	Philippine Government International Bond, 6.25%, due 01/14/36	413,826
4,530,000	PLN	Poland Government Bond, 2.50%, due 01/25/23	1,205,144
8,324,000	PLN	Poland Government Bond, 2.50%, due 07/25/26	2,169,644
8,598,000	PLN	Poland Government Bond, 2.50%, due 07/25/27	2,216,079
19,683,000	PLN	Poland Government Bond, 3.25%, due 07/25/25	5,397,121
1,710,000		Provincia de Buenos Aires/Argentina, 6.50%, due 02/15/23 144A	1,397,925
150,000		Provincia de Buenos Aires/Argentina, 7.88%, due 06/15/27 144A	109,875
480,000		Qatar Government International Bond, 4.00%, due 03/14/29 144A	495,447
590,000		Qatar Government International Bond, 4.82%, due 03/14/49‡ 144A	621,879
590,000		Qatar Government International Bond, 5.10%, due 04/23/48 144A	647,525
3,143,000	PLN	Republic of Poland Government Bond, 2.50%, due 04/25/24	831,883
9,702,000	PLN	Republic of Poland Government Bond, 2.75%, due 04/25/28	2,533,779
11,025,115	ZAR	Republic of South Africa Government Bond, 8.75%, due 01/31/44	692,625
2,175,000	RON	Romania Government Bond, 3.25%, due 04/29/24	489,853
2,690,000	RON	Romania Government Bond, 3.40%, due 03/08/22	624,026
1,395,000	RON	Romania Government Bond, 3.65%, due 09/24/31	284,321
16,725,000	RON	Romania Government Bond, 4.25%, due 06/28/23	3,949,644
12,515,000	RON	Romania Government Bond, 5.00%, due 02/12/29	2,970,409
6,960,000	RON	Romania Government Bond, 5.80%, due 07/26/27	1,774,811
93,267,000	RUB	Russian Federal Bond — OFZ, 6.90%, due 05/23/29	1,290,519
116,631,000	RUB	Russian Federal Bond — OFZ, 7.00%, due 08/16/23	1,720,799
320,480,000	RUB	Russian Federal Bond — OFZ, 7.05%, due 01/19/28	4,553,111
207,439,000	RUB	Russian Federal Bond — OFZ, 7.10%, due 10/16/24	3,040,770
22,536,000	RUB	Russian Federal Bond — OFZ, 7.25%, due 05/10/34	311,611
110,781,000	RUB	Russian Federal Bond — OFZ, 7.40%, due 12/07/22	1,671,019
123,888,000	RUB	Russian Federal Bond — OFZ, 7.50%, due 08/18/21	1,880,077
120,966,000	RUB	Russian Federal Bond — OFZ, 7.70%, due 03/23/33	1,751,956
183,718,000	RUB	Russian Federal Bond — OFZ, 7.75%, due 09/16/26	2,746,087
107,362,000	RUB	Russian Federal Bond — OFZ, 8.15%, due 02/03/27	1,643,747

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued
84,440,000	RUB	Russian Federal Bond — OFZ, 8.50%, due 09/17/31	1,309,892
460,000		Saudi Government International Bond, 5.25%, due 01/16/50 144A	491,678
930,000		Senegal Government International Bond, 6.25%, due 05/23/33 144A	895,363
49,421,000	ZAR	South Africa Government Bond, 6.25%, due 03/31/36	2,490,551
6,213,819	ZAR	South Africa Government Bond, 6.75%, due 03/31/21	429,867
8,620,240	ZAR	South Africa Government Bond, 7.00%, due 02/28/31	501,240
5,017,838	ZAR	South Africa Government Bond, 7.75%, due 02/28/23	348,139
14,682,195	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	939,134
14,291,364	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	909,798
19,357,188	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	1,206,121
29,431,348	ZAR	South Africa Government Bond, 8.75%, due 02/28/48	1,843,279
8,648,505	ZAR	South Africa Government Bond, 8.88%, due 02/28/35	565,241
16,379,685	ZAR	South Africa Government Bond, 9.00%, due 01/31/40	1,058,067
145,735,528	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	11,155,583
7,979,000	THB	Thailand Government Bond, 2.00%, due 12/17/22	252,027
157,350,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	4,889,958
14,520,000	THB	Thailand Government Bond, 2.40%, due 12/17/23	464,210
42,246,000	THB	Thailand Government Bond, 2.88%, due 12/17/28	1,381,819
19,725,000	THB	Thailand Government Bond, 3.60%, due 06/17/67	636,678
37,230,000	THB	Thailand Government Bond, 3.65%, due 06/20/31	1,298,772
31,590,000	THB	Thailand Government Bond, 4.00%, due 06/17/66	1,099,756
38,540,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	1,465,430
96,998,616	THB	Thailand Government Bond, Reg S, 1.25%, due 03/12/28‡‡‡	2,869,365
7,038,068	TRY	Turkey Government Bond, 4.00%, due 04/01/20	1,242,027
7,580,000	TRY	Turkey Government Bond, 9.00%, due 07/24/24	888,197
8,270,000	TRY	Turkey Government Bond, 10.60%, due 02/11/26	1,007,108
6,573,043	TRY	Turkey Government Bond, 11.00%, due 03/02/22	904,003
5,105,000	TRY	Turkey Government Bond, 12.40%, due 03/08/28	670,474
369,000		Turkey Government International Bond, 6.63%, due 02/17/45	318,836
21,388,000	UYU	Uruguay Government International Bond, Reg S, 8.50%, due 03/15/28‡‡‡	558,916

			324,243,845

		U.S. Government and Agency Obligations — 12.9%
700,000		U.S. Treasury Bond, 3.13%, due 05/15/48	742,410
270,000		U.S. Treasury Bond, 3.38%, due 11/15/48	300,549
2,824,222		U.S. Treasury Inflation Indexed Bond, 1.00%, due 02/15/48	2,884,730
2,110,506		U.S. Treasury Inflation Indexed Bonds, 1.00%, due 02/15/49	2,165,826
6,500,000		U.S. Treasury Note, 1.38%, due 06/30/23	6,273,770
15,600,000		U.S. Treasury Note, 1.50%, due 10/31/19(a)	15,514,688
4,070,000		U.S. Treasury Note, 1.63%, due 03/15/20	4,040,349
4,819,100		U.S. Treasury Note, 2.25%, due 03/31/20(b)	4,811,476
16,230,000		U.S. Treasury Note, 2.25%, due 08/15/27	16,078,161
15,810,000		U.S. Treasury Note, 2.25%, due 11/15/27	15,645,415
17,000,000		U.S. Treasury Note, 2.50%, due 05/31/20	17,023,242
19,200,000		U.S. Treasury Note, 2.50%, due 02/28/26	19,420,875
90,000		U.S. Treasury Note, 2.63%, due 02/15/29	91,665

			104,993,156

		TOTAL DEBT OBLIGATIONS (COST $747,332,968)	746,247,218

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares		Description	Value ($)

		COMMON STOCKS — 0.1%

		Diversified Financial Services — 0.0%
7,396,155		Edcon Holdings, Ltd. 1* **** ¤ ^	—
736,020		Edcon Holdings, Ltd. 2* **** ¤ ^	—

			—

		Oil & Gas — 0.1%
8,511		Birch Permian Holdings, Inc.* **** ¤	95,749
66,347		Birch Permian Holdings, Inc.* **** ¤	746,404
14,783		Nine Point Energy, LLC* **** ¤	—

			842,153

		TOTAL COMMON STOCKS (COST $1,610,355)	842,153

		CONVERTIBLE PREFERRED STOCK — 0.1%

		Health Care - Products — 0.1%
689		Danaher Corp., 4.75%*	725,510

		Oil & Gas — 0.0%
322		Nine Point Energy Holdings, Inc., 0.00%* **** ¤	230,420

		TOTAL CONVERTIBLE PREFERRED STOCK (COST $989,884)	955,930

		PREFERRED STOCK — 0.0%

		Investment Company — 0.0%
2,450		B. Riley Financial, Inc., 6.88%* ‡	62,059

		TOTAL PREFERRED STOCK (COST $61,250)	62,059

Notional Value		Description	Value ($)

		OPTIONS PURCHASED — 0.1%

		PURCHASED CURRENCY OPTIONS — 0.1%

		Call Options — 0.0%
1,600,000	USD	USD/EUR Option with JPMorgan Chase Bank N.A., Strike Price USD 1.14, Expires 06/20/19	24,416
9,530,000	USD	USD/KRW Option with HSBC Bank USA, N.A., Strike Price KRW 1,130.00, Expires 05/07/19	101,237
9,800,000	USD	EUR/USD Option with HSBC Bank USA, N.A., Strike Price USD 1.14, Expires 04/10/19	2,313
3,450,000	USD	USD/CAD Option with Morgan Stanley & Co., Strike Price CAD 1.34, Expires 04/26/19	15,266
1,510,000	USD	USD/AUD Option with JPMorgan Chase Bank N.A., Strike Price AUD 0.70, Expires 05/13/19	7,231
4,110,000	USD	USD/CNH Option with Citibank N.A., Strike Price CNH 6.78, Expires 04/29/19	8,175

		Put Options — 0.1%
5,900,000	USD	USD/BRL Option with JPMorgan Chase Bank N.A., Strike Price BRL 3.78, Expires 04/09/19	9,818

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Notional Value			Description	Value ($)

			Put Options — continued
4,850,000	USD		GBP/USD Option with HSBC Bank USA, N.A., Strike Price USD 1.30, Expires 04/02/19	25,981
3,700,000	USD		USD/ZAR Option with JPMorgan Chase Bank N.A., Strike Price ZAR 13.85, Expires 05/24/19	26,677
7,400,000	USD		USD/JPY Option with HSBC Bank USA, N.A., Strike Price JPY 108.00, Expires 07/24/19	66,112
5,200,000	EUR		EUR/USD Option with JPMorgan Chase Bank N.A., Strike Price USD 1.12, Expires 05/31/19	39,167
5,100,000	EUR		EUR/USD Option with Citibank N.A., Strike Price USD 1.12, Expires 06/07/19	40,624
5,000,000	EUR		EUR/HUF Option with Natwest Markets Plc, Strike Price HUF 324.00, Expires 04/16/19	56,597
800,000	USD		USD/BRL Option with Citibank N.A., Strike Price BRL 3.82, Expires 06/24/19	13,009
7,977,910	USD		USD/MXN Option with JPMorgan Chase Bank N.A., Strike Price MXN 19.15, Expires 06/12/19	64,230
12,300,000	USD		USD/JPY Option with HSBC Bank USA, N.A., Strike Price JPY 108.00, Expires 07/24/19	109,888
1,530,000	USD		USD/AUD Option with Citibank N.A., Strike Price USD 0.74, Expires 04/02/19	2

			TOTAL CURRENCY OPTIONS PURCHASED (PREMIUMS PAID $804,499)	610,743

Number of Contracts		Notional Value ($)	Description	Value ($)

			PURCHASED FUTURES OPTIONS — 0.0%

			Call Options — 0.0%
790		98,132,813	U.S. Treasury Note 10-Year Futures Option with JPMorgan Securities LLC, Strike Price $ 124.50, Expires 04/26/19	320,937

			Put Options — 0.0%
1,750		4,966,150	S&P 500 E-mini Futures Option with UBS Securities LLC, Strike Price $ 2,600.00, Expires 06/21/19	35,000
750		2,128,350	S&P 500 E-mini Futures Option with UBS Securities LLC, Strike Price $ 2,550.00, Expires 05/17/19	4,687
450		1,277,010	S&P 500 E-mini Futures Option with UBS Securities LLC, Strike Price $ 2,600.00, Expires 05/17/19	3,938
400		1,135,120	S&P 500 E-mini Futures Option with UBS Securities LLC, Strike Price $ 2,500.00, Expires 05/17/19	1,800
14		1,739,063	U.S. Treasury Note 10-Year Futures Option with UBS Securities LLC, Strike Price $ 124.00, Expires 05/24/19	8,750

			TOTAL FUTURES OPTIONS PURCHASED (PREMIUMS PAID $573,967)	375,112

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Number of Contracts		Notional Value ($)	Description	Value ($)

			PURCHASED INDEX OPTIONS — 0.0%

			Put Options — 0.0%
1,000		7,378,770	NASDAQ 100 Stock Index Option with Citigroup Global Markets Inc., Strike Price $ 7,000.00, Expires 05/17/19	65,930
4,300		12,530,114	S&P 500 Index Option with Citigroup Global Markets Inc., Strike Price $ 2,800.00, Expires 05/17/19	163,400
5,600		16,318,288	S&P 500 Index Option with Citigroup Global Markets Inc., Strike Price $ 2,800.00, Expires 04/18/19	102,480

			TOTAL INDEX OPTIONS PURCHASED (PREMIUMS PAID $416,795)	331,810

			PURCHASED SWAPTIONS — 0.0%

			Put Swaptions — 0.0%
5,770,000		5,770,000	CDX.NA.HY Index Option with Morgan Stanley & Co., Strike Price $ 103.00, Expires 04/17/19	3,466
11,430,000		11,430,000	CDX.NA.HY Index Option with JPMorgan Chase Bank N.A., Strike Price $ 103.00, Expires 04/17/19	6,866
12,060,000		12,060,000	CDX.NA.HY Index Option with BNP Paribas S.A., Strike Price $ 103.50, Expires 04/17/19	6,616
5,140,000		5,140,000	CDX.NA.HY Index Option with JPMorgan Chase Bank N.A., Strike Price $ 103.50, Expires 04/17/19	2,820

			TOTAL PURCHASED SWAPTIONS (PREMIUMS PAID $307,949)	19,768

			TOTAL OPTIONS PURCHASED (PREMIUMS PAID $2,103,210)	1,337,433

Par Value ($)			Description	Value ($)

			SHORT-TERM INVESTMENTS — 3.7%

			Certificate of Deposit — 0.1%
650,000			CNH Industrial Capital, 5.06%, due 04/03/19‡‡	649,731

			Investment Company — 1.0%
7,973,220			T. Rowe Price Government Reserve Fund, 2.49%, due 09/19/34	7,973,220

				7,973,220

			Mutual Fund - Securities Lending Collateral — 1.0%
7,793,870			State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## ***	7,793,870

			Sovereign Debt Obligations — 0.7%
80,600,000	EGP		Egypt Treasury Bills, 18.30%, due 04/09/19‡‡	4,630,058
1,150,000	EGP		Egypt Treasury Bills, 17.60%, due 04/23/19‡‡	65,633
19,675,000	EGP		Egypt Treasury Bills, 17.36%, due 06/04/19‡‡	1,101,369
3,800,000	EGP		Egypt Treasury Bills, 15.02%, due 04/23/19‡‡	216,874

			TOTAL SOVEREIGN DEBT OBLIGATIONS	6,013,934

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)		Description	Value ($)

		U.S. Government and Agency Obligations — 0.9%
7,100,000		U.S. Treasury Bill, 2.37%, due 06/27/19‡‡	7,059,804

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $7,059,155)	7,059,804

		TOTAL SHORT-TERM INVESTMENTS (COST $29,311,922)	29,490,559

		TOTAL INVESTMENTS — 95.9% (Cost $781,409,589)	778,935,352

		Other Assets and Liabilities (net) — 4.1%	33,645,112

		NET ASSETS — 100.0%	$812,580,464

		Notes to Schedule of Investments:

		ARS — Auction Rate Security

		CDX.NA.HY — Markit North America High Yield CDS Index

		CLO — Collateralized Loan Obligation

		CMT — Constant Maturing Treasury Rate

		FNMA — Federal National Mortgage Association

		GDN — Global Depository Note

		GNMA — Government National Mortgage Association

		MTN — Medium Term Note

		PIK — Payment In Kind

		REIT — Real Estate Investment Trust

	#	Year of maturity is greater than 2100.

	##	The rate disclosed is the 7 day net yield as of March 31, 2019.

	###	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

	*	Non-income producing security

	**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $1,072,573 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $1,911,239.

	¤	Illiquid security. The total market value of the securities at year end is $2,408,002 which represents 0.3% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $4,301,870.

	^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

	◆	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

◆◆	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

†	Variable or floating rate note. Rate shown is as of March 31, 2019.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(a)	All or a portion of this security is pledged for open futures and open centrally cleared swaps collateral.

(b)	All or a portion of this security is pledged for open forward foreign currency contracts collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $135,717,517 which represents 16.7% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
ARS	11,236,850	USD	242,749	05/22/19	Citibank N.A.	$(594)
ARS	4,899,240	USD	117,347	04/11/19	HSBC Bank Plc	(5,739)
ARS	9,702,280	USD	233,228	04/22/19	HSBC Bank Plc	(15,532)
ARS	4,899,240	USD	113,540	05/16/19	HSBC Bank Plc	(7,117)
ARS	8,830,190	USD	199,327	05/22/19	HSBC Bank Plc	(9,036)
ARS	28,214,000	USD	642,761	04/24/19	JPMorgan Chase Bank N.A.	(11,434)
ARS	28,213,000	USD	680,980	04/26/19	JPMorgan Chase Bank N.A.	(51,394)
ARS	54,900,000	USD	1,310,888	04/29/19	JPMorgan Chase Bank N.A.	(90,753)
ARS	2,946,270	USD	73,786	04/11/19	Morgan Stanley & Co.	(6,668)
ARS	37,688,435	USD	902,717	05/16/19	Morgan Stanley & Co.	(84,040)
AUD	550,000	USD	395,578	04/17/19	Citibank N.A.	(4,766)
AUD	4,726,466	USD	3,383,242	04/26/19	HSBC Bank USA, N.A.	(24,194)
AUD	545,000	USD	387,564	04/26/19	JPMorgan Chase Bank N.A.	(238)
BRL	3,781,441	USD	972,593	04/02/19	BNP Paribas S.A.	(925)
BRL	5,400,000	USD	1,397,359	04/11/19	Citibank N.A.	(10,620)
BRL	6,025,360	USD	1,559,542	04/11/19	HSBC Bank Plc	(12,209)
BRL	11,095,832	USD	2,847,495	04/02/19	HSBC Bank USA, N.A.	3,658
BRL	12,554,164	USD	3,254,109	04/02/19	JPMorgan Chase Bank N.A.	(28,226)
BRL	19,106,226	USD	4,980,809	04/02/19	Morgan Stanley & Co.	(71,328)
BRL	8,121,590	USD	2,142,142	04/11/19	Morgan Stanley & Co.	(56,489)
CAD	400,000	USD	304,603	04/01/19	Barclays Bank Plc	(5,191)
CAD	400,000	USD	297,846	04/17/19	JPMorgan Chase Bank N.A.	1,690
CHF	1,950,000	USD	1,956,417	05/24/19	Bank of America N.A.	11,209
CHF	1,949,000	USD	1,954,090	05/24/19	HSBC Bank USA, N.A.	12,527
CHF	205,000	USD	204,848	05/24/19	JPMorgan Chase Bank N.A.	2,005
CHF	1,950,000	USD	1,954,816	05/24/19	Morgan Stanley & Co.	12,810
CLP	1,029,173,000	USD	1,515,272	04/05/19	Barclays Bank Plc	(2,830)
CLP	2,058,346,000	USD	3,020,987	04/05/19	BNP Paribas S.A.	3,899
CLP	100,370,950	USD	150,617	04/11/19	Credit Suisse	(3,113)
CLP	2,058,346,000	USD	3,093,768	04/05/19	Deutsche Bank AG	(68,882)
CLP	1,969,737,260	USD	2,963,437	04/11/19	HSBC Bank Plc	(68,733)
CLP	1,029,173,000	USD	1,516,836	04/05/19	JPMorgan Chase Bank N.A.	(4,393)
CLP	237,388,810	USD	353,799	04/11/19	JPMorgan Chase Bank N.A.	(4,935)
CLP	69,421,000	USD	104,162	04/24/19	JPMorgan Chase Bank N.A.	(2,139)
CLP	1,029,175,293	USD	1,513,048	04/05/19	Morgan Stanley & Co.	(602)
COP	10,867,743,680	USD	3,444,770	04/11/19	HSBC Bank Plc	(34,968)
CZK	25,428,000	USD	1,121,936	04/12/19	Barclays Bank Plc	(16,284)
CZK	1,810,490	USD	79,819	04/11/19	HSBC Bank Plc	(1,098)
CZK	8,729,889	USD	382,310	04/11/19	JPMorgan Chase Bank N.A.	(2,730)
CZK	57,198,000	USD	2,491,039	04/15/19	JPMorgan Chase Bank N.A.	(3,772)
CZK	2,223,981	USD	97,402	04/11/19	Morgan Stanley & Co.	(702)
CZK	77,218,250	USD	3,404,685	04/11/19	Natwest Markets Plc	(47,200)
EUR	285,000	USD	322,474	04/23/19	Bank of America N.A.	(1,895)
EUR	4,165,000	USD	4,749,350	04/30/19	Bank of America N.A.	(61,638)
EUR	555,000	USD	623,543	04/01/19	BNP Paribas S.A.	(361)
EUR	1,160,000	USD	1,323,108	04/17/19	Citibank N.A.	(18,950)
EUR	4,129,610	USD	4,714,062	04/11/19	Deutsche Bank AG	(73,585)
EUR	1,050,960	USD	1,186,630	04/11/19	JPMorgan Chase Bank N.A.	(5,657)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	1,170,000	USD	1,320,914	04/17/19	JPMorgan Chase Bank N.A.	$(5,513)
EUR	788,000	USD	894,903	04/30/19	JPMorgan Chase Bank N.A.	(8,008)
EUR	5,616,820	USD	6,365,366	04/11/19	Toronto Dominion Bank	(53,699)
GBP	759,590	USD	1,003,637	04/17/19	Citibank N.A.	(13,100)
GBP	696,000	USD	923,996	05/24/19	HSBC Bank USA, N.A.	(14,731)
HUF	224,191,370	USD	787,620	04/11/19	Citibank N.A.	(4,409)
HUF	67,612,350	USD	245,713	04/11/19	HSBC Bank Plc	(9,510)
HUF	321,369,000	USD	1,159,831	04/01/19	JPMorgan Chase Bank N.A.	(37,893)
HUF	21,003,980	USD	75,665	04/11/19	JPMorgan Chase Bank N.A.	(2,288)
HUF	26,455,000	USD	93,679	07/02/19	JPMorgan Chase Bank N.A.	(699)
HUF	64,948,770	USD	231,560	04/11/19	Toronto Dominion Bank	(4,662)
IDR	6,160,504,180	USD	431,647	04/11/19	Citibank N.A.	490
IDR	47,461,964,354	USD	3,337,247	04/11/19	HSBC Bank Plc	(7,967)
IDR	3,540,566,820	USD	250,642	04/11/19	JPMorgan Chase Bank N.A.	(2,284)
IDR	50,844,781,000	USD	3,550,117	04/24/19	JPMorgan Chase Bank N.A.	10,490
IDR	7,040,885,520	USD	489,145	04/11/19	Morgan Stanley & Co.	4,747
ILS	10,654,874	USD	2,961,209	04/16/19	Bank of America N.A.	(22,684)
ILS	2,321,850	USD	635,695	04/16/19	Barclays Bank Plc	4,651
ILS	5,177,265	USD	1,439,795	04/16/19	BNP Paribas S.A.	(11,948)
ILS	385,164	USD	107,170	04/16/19	Credit Suisse	(945)
ILS	5,178,030	USD	1,438,695	04/16/19	Morgan Stanley & Co.	(10,638)
INR	4,319,000	USD	60,259	04/05/19	BNP Paribas S.A.	2,068
INR	104,125,780	USD	1,503,861	04/11/19	Citibank N.A.	(2,645)
INR	106,718,000	USD	1,524,216	07/12/19	Credit Suisse	(2,612)
INR	6,477,000	USD	90,408	04/05/19	Deutsche Bank AG	3,059
INR	13,073,240	USD	187,182	04/11/19	Deutsche Bank AG	1,299
INR	42,523,030	USD	609,082	04/11/19	HSBC Bank Plc	3,987
INR	173,854,000	USD	2,427,253	04/05/19	HSBC Bank USA, N.A.	81,593
INR	8,954,980	USD	129,360	04/11/19	Natwest Markets Plc	(254)
JPY	14,670,000	USD	132,631	04/26/19	BNP Paribas S.A.	192
JPY	190,646,930	USD	1,710,026	04/11/19	Citibank N.A.	13,664
JPY	139,440,000	USD	1,298,034	04/17/19	Citibank N.A.	(36,605)
JPY	303,301,000	USD	2,795,609	04/26/19	HSBC Bank USA, N.A.	(49,496)
JPY	131,282,470	USD	1,185,815	04/11/19	JPMorgan Chase Bank N.A.	1,145
JPY	108,702,000	USD	992,114	04/26/19	JPMorgan Chase Bank N.A.	(7,917)
JPY	1,002,314,000	USD	9,110,248	04/26/19	Morgan Stanley & Co.	(35,210)
JPY	280,232,460	USD	2,536,392	04/11/19	Toronto Dominion Bank	(2,735)
KRW	3,873,991,890	USD	3,441,713	07/12/19	HSBC Bank USA, N.A.	(17,972)
KZT	119,073,000	USD	311,506	05/20/19	Citibank N.A.	(704)
KZT	91,879,480	USD	239,425	06/13/19	Citibank N.A.	(666)
KZT	76,998,480	USD	200,648	06/18/19	HSBC Bank Plc	(749)
KZT	49,920,210	USD	128,660	04/03/19	Natwest Markets Plc	2,827
KZT	128,190,390	USD	334,119	04/08/19	Natwest Markets Plc	3,199
KZT	15,349,920	USD	39,896	04/15/19	Natwest Markets Plc	439
KZT	168,534,120	USD	433,584	05/06/19	Natwest Markets Plc	7,441
KZT	51,940,050	USD	135,261	05/08/19	Natwest Markets Plc	608
KZT	93,418,380	USD	245,354	05/22/19	Natwest Markets Plc	(1,603)
KZT	80,328,400	USD	211,030	05/28/19	Natwest Markets Plc	(1,662)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
MXN	9,694,965	USD	502,602	04/17/19	Barclays Bank Plc	$(3,988)
MXN	409,562	USD	21,506	05/24/19	BNP Paribas S.A.	(565)
MXN	29,239,150	USD	1,554,098	04/11/19	Citibank N.A.	(48,870)
MXN	22,505,035	USD	1,159,916	04/17/19	Citibank N.A.	(2,477)
MXN	18,325,920	USD	951,406	04/11/19	HSBC Bank Plc	(7,989)
MXN	46,481,000	USD	2,394,403	05/24/19	HSBC Bank USA, N.A.	(17,825)
MXN	20,406,000	USD	1,049,717	04/01/19	JPMorgan Chase Bank N.A.	2,274
MXN	3,505,000	USD	179,183	07/02/19	JPMorgan Chase Bank N.A.	(1,075)
MXN	14,200,000	USD	731,608	04/11/19	Morgan Stanley & Co.	(593)
MXN	6,690,190	USD	348,810	04/11/19	Natwest Markets Plc	(4,400)
MXN	7,505,900	USD	385,937	04/11/19	Toronto Dominion Bank	466
MYR	18,202,191	USD	4,474,482	04/05/19	HSBC Bank USA, N.A.	(16,197)
MYR	7,498,730	USD	1,839,756	04/11/19	Morgan Stanley & Co.	(3,330)
MYR	14,084,810	USD	3,448,229	05/16/19	Morgan Stanley & Co.	(1,533)
PEN	1,599,500	USD	481,614	04/11/19	HSBC Bank Plc	(124)
PEN	224,000	USD	67,856	04/24/19	JPMorgan Chase Bank N.A.	(477)
PEN	129,000	USD	39,079	04/25/19	JPMorgan Chase Bank N.A.	(278)
PHP	103,170,000	USD	1,949,178	04/24/19	JPMorgan Chase Bank N.A.	10,789
PHP	30,140,340	USD	576,220	04/11/19	Morgan Stanley & Co.	(2,810)
PLN	1,455,000	USD	379,770	05/17/19	Bank of America N.A.	281
PLN	2,304,000	USD	603,006	05/17/19	BNP Paribas S.A.	(1,194)
PLN	350,890	USD	92,333	04/11/19	Citibank N.A.	(782)
PLN	4,263,700	USD	1,126,712	04/11/19	Deutsche Bank AG	(14,268)
PLN	22,456,700	USD	5,847,185	04/11/19	HSBC Bank Plc	11,998
PLN	33,288,000	USD	8,856,688	04/01/19	JPMorgan Chase Bank N.A.	(174,032)
PLN	3,525,000	USD	929,613	04/15/19	JPMorgan Chase Bank N.A.	(9,792)
PLN	32,230,000	USD	8,466,517	07/02/19	JPMorgan Chase Bank N.A.	(35,943)
PLN	240,210	USD	63,115	04/11/19	Morgan Stanley & Co.	(441)
RON	1,167,000	USD	276,895	04/18/19	BNP Paribas S.A.	(2,887)
RON	23,409,000	USD	5,612,077	04/01/19	JPMorgan Chase Bank N.A.	(112,618)
RON	2,730,150	USD	650,325	04/11/19	JPMorgan Chase Bank N.A.	(9,129)
RON	1,309,000	USD	310,305	04/18/19	JPMorgan Chase Bank N.A.	(2,956)
RON	23,236,000	USD	5,476,959	07/02/19	JPMorgan Chase Bank N.A.	(35,477)
RUB	236,241,100	USD	3,628,887	04/11/19	HSBC Bank Plc	(37,902)
RUB	28,305,120	USD	438,579	04/11/19	JPMorgan Chase Bank N.A.	(8,326)
RUB	77,601,490	USD	1,200,065	04/11/19	Morgan Stanley & Co.	(20,484)
SEK	35,720,000	USD	3,863,420	05/17/19	JPMorgan Chase Bank N.A.	593
THB	85,858,000	USD	2,705,893	04/05/19	Bank of America N.A.	(220)
THB	352,570,300	USD	11,068,673	04/11/19	HSBC Bank Plc	43,690
THB	42,929,000	USD	1,358,233	04/05/19	HSBC Bank USA, N.A.	(5,396)
THB	85,856,022	USD	2,708,445	04/05/19	JPMorgan Chase Bank N.A.	(2,834)
TRY	9,003,000	USD	1,613,090	04/12/19	BNP Paribas S.A.	(44,729)
TRY	7,575,000	USD	1,382,020	04/11/19	Citibank N.A.	(61,143)
TRY	26,716,316	USD	4,798,719	04/11/19	HSBC Bank Plc	(140,107)
TRY	4,683,000	USD	855,406	04/01/19	JPMorgan Chase Bank N.A.	(26,499)
TRY	1,146,960	USD	206,380	04/11/19	JPMorgan Chase Bank N.A.	(6,381)
TRY	6,813,000	USD	1,260,476	04/12/19	JPMorgan Chase Bank N.A.	(73,622)
TRY	25,123,000	USD	4,522,130	04/15/19	JPMorgan Chase Bank N.A.	(158,278)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
TRY	4,935,460	USD	892,875	04/11/19	Natwest Markets Plc	$(32,263)
TRY	960,000	USD	172,706	04/11/19	Toronto Dominion Bank	(5,308)
TWD	74,626,000	USD	2,418,603	04/10/19	Barclays Bank Plc	3,918
TWD	4,411,000	USD	143,219	04/10/19	HSBC Bank USA, N.A.	(28)
TWD	149,253,000	USD	4,835,671	04/10/19	State Street Bank London	9,400
ZAR	16,261,751	USD	1,138,922	04/05/19	Bank of America N.A.	(11,714)
ZAR	57,817,022	USD	4,006,031	04/05/19	Barclays Bank Plc	1,642
ZAR	17,426,368	USD	1,220,018	04/05/19	BNP Paribas S.A.	(12,083)
ZAR	10,271,390	USD	710,052	04/11/19	Citibank N.A.	1,405
ZAR	18,987,230	USD	1,332,487	04/11/19	Deutsche Bank AG	(17,320)
ZAR	11,145,000	USD	782,379	04/11/19	HSBC Bank Plc	(10,411)
ZAR	8,145,239	USD	570,070	04/05/19	HSBC Bank USA, N.A.	(5,471)
ZAR	15,547,000	USD	1,075,869	04/01/19	JPMorgan Chase Bank N.A.	2,193
ZAR	12,170,000	USD	842,217	04/11/19	JPMorgan Chase Bank N.A.	749
ZAR	12,946,570	USD	897,454	04/11/19	Morgan Stanley & Co.	(698)
ZAR	3,473,460	USD	239,818	04/11/19	State Street Bank London	774
USD	290,678	ARS	11,912,000	05/15/19	Citibank N.A.	31,578
USD	35,787	AUD	50,000	04/17/19	Barclays Bank Plc	258
USD	4,597,831	AUD	6,497,265	04/26/19	BNP Paribas S.A.	(19,704)
USD	803,989	AUD	1,121,350	04/17/19	Citibank N.A.	7,195
USD	1,194,573	AUD	1,685,376	04/26/19	Deutsche Bank AG	(3,206)
USD	9,350,367	AUD	13,211,453	04/26/19	HSBC Bank USA, N.A.	(38,867)
USD	442,524	AUD	624,422	04/26/19	Morgan Stanley & Co.	(1,245)
USD	92,265	AUD	130,000	04/26/19	State Street Bank London	(124)
USD	970,422	BRL	3,781,441	04/02/19	BNP Paribas S.A.	(1,247)
USD	663,408	BRL	2,581,020	04/11/19	Citibank N.A.	593
USD	2,758,628	BRL	10,481,830	04/11/19	Deutsche Bank AG	66,856
USD	2,852,839	BRL	11,095,832	04/02/19	HSBC Bank Plc	1,686
USD	391,093	BRL	1,479,013	04/11/19	HSBC Bank Plc	11,277
USD	3,223,517	BRL	12,554,164	04/02/19	JPMorgan Chase Bank N.A.	(2,366)
USD	606,738	BRL	2,342,010	04/11/19	JPMorgan Chase Bank N.A.	5,302
USD	2,779,489	BRL	10,658,200	04/24/19	JPMorgan Chase Bank N.A.	44,369
USD	5,813,351	BRL	22,319,200	04/25/19	JPMorgan Chase Bank N.A.	86,087
USD	2,704,109	BRL	10,507,898	06/04/19	JPMorgan Chase Bank N.A.	15,311
USD	4,914,823	BRL	19,106,226	04/02/19	Morgan Stanley & Co.	5,342
USD	1,958,227	BRL	7,519,567	04/11/19	Morgan Stanley & Co.	27,174
USD	646,471	BRL	2,493,440	04/11/19	Natwest Markets Plc	6,147
USD	2,400,250	CAD	3,228,000	04/26/19	Bank of America N.A.	(17,537)
USD	180,985	CAD	240,000	04/17/19	Barclays Bank Plc	1,264
USD	304,623	CAD	400,000	04/01/19	JPMorgan Chase Bank N.A.	5,210
USD	500,088	CAD	660,000	04/17/19	JPMorgan Chase Bank N.A.	5,855
USD	2,288,960	CAD	3,050,000	04/26/19	JPMorgan Chase Bank N.A.	4,496
USD	771,048	CLP	517,604,477	04/05/19	Barclays Bank Plc	10,391
USD	1,514,982	CLP	1,029,173,000	06/07/19	Barclays Bank Plc	2,461
USD	1,585,334	CLP	1,093,801,000	04/05/19	BNP Paribas S.A.	(22,084)
USD	3,020,676	CLP	2,058,346,000	06/07/19	BNP Paribas S.A.	(4,366)
USD	319,644	CLP	218,828,470	04/11/19	Citibank N.A.	(1,944)
USD	227,989	CLP	154,850,150	04/11/19	Credit Suisse	423

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	346,806	CLP	236,087,900	04/11/19	Deutsche Bank AG	$(147)
USD	3,092,374	CLP	2,058,346,000	06/07/19	Deutsche Bank AG	67,332
USD	1,041,206	CLP	693,855,720	04/11/19	HSBC Bank Plc	21,523
USD	68,195	CLP	44,968,000	04/05/19	HSBC Bank USA, N.A.	2,112
USD	3,146,365	CLP	2,187,604,816	04/05/19	JPMorgan Chase Bank N.A.	(68,476)
USD	1,566,201	CLP	1,049,609,000	04/24/19	JPMorgan Chase Bank N.A.	23,669
USD	1,516,679	CLP	1,029,173,000	06/07/19	JPMorgan Chase Bank N.A.	4,158
USD	4,744,444	CLP	3,281,403,000	04/05/19	JPMorgan Chase Bank N.A. London	(77,810)
USD	118,100	CLP	78,832,000	04/05/19	Morgan Stanley & Co.	2,251
USD	620,857	CLP	413,491,030	04/11/19	Morgan Stanley & Co.	13,196
USD	1,512,892	CLP	1,029,175,293	06/07/19	Morgan Stanley & Co.	368
USD	1,216,589	CNH	8,187,680	04/11/19	JPMorgan Chase Bank N.A.	(1,713)
USD	262,354	COP	839,271,320	04/11/19	Credit Suisse	(971)
USD	132,818	COP	417,911,860	04/11/19	Deutsche Bank AG	1,696
USD	1,101,433	COP	3,446,922,620	04/11/19	HSBC Bank Plc	19,947
USD	2,321,948	COP	7,311,235,000	04/24/19	JPMorgan Chase Bank N.A.	29,873
USD	303,916	COP	960,070,640	04/11/19	Morgan Stanley & Co.	2,690
USD	354,688	CZK	8,140,000	04/11/19	Citibank N.A.	757
USD	538,204	CZK	12,250,000	04/11/19	HSBC Bank Plc	5,568
USD	324,553	EUR	285,000	04/23/19	Bank of America N.A.	3,974
USD	5,561,756	EUR	4,853,000	04/30/19	Bank of America N.A.	99,701
USD	2,351,737	EUR	2,030,000	04/17/19	Barclays Bank Plc	69,461
USD	1,483,129	EUR	1,298,925	04/30/19	Barclays Bank Plc	21,188
USD	632,921	EUR	555,000	04/01/19	BNP Paribas S.A.	9,738
USD	766,812	EUR	682,000	04/30/19	BNP Paribas S.A.	(780)
USD	625,183	EUR	555,000	05/02/19	BNP Paribas S.A.	425
USD	2,682,386	EUR	2,321,002	04/17/19	Citibank N.A.	72,944
USD	281,280	EUR	248,000	04/30/19	Credit Suisse	2,156
USD	587,466	EUR	520,000	04/08/19	Deutsche Bank AG	3,286
USD	821,961	EUR	729,840	04/11/19	Deutsche Bank AG	1,834
USD	925,929	EUR	815,000	04/23/19	Deutsche Bank AG	9,185
USD	521,663	EUR	454,398	04/30/19	Deutsche Bank AG	10,238
USD	776,535	EUR	680,000	04/04/19	Goldman Sachs & Co.	12,867
USD	550,854	EUR	484,510	04/11/19	HSBC Bank Plc	6,406
USD	2,240,247	EUR	1,963,649	04/30/19	HSBC Bank USA, N.A.	30,157
USD	1,577,819	EUR	1,391,680	04/11/19	JPMorgan Chase Bank N.A.	13,976
USD	4,381,225	EUR	3,822,415	04/17/19	JPMorgan Chase Bank N.A.	83,784
USD	7,108,130	EUR	6,206,000	04/30/19	JPMorgan Chase Bank N.A.	123,272
USD	652,674	EUR	576,710	04/11/19	Toronto Dominion Bank	4,621
USD	649,116	EUR	570,000	04/23/19	UBS AG London	7,957
USD	195,238	GBP	150,000	04/17/19	Barclays Bank Plc	(368)
USD	171,552	GBP	129,513	05/24/19	JPMorgan Chase Bank N.A.	2,354
USD	987,953	GBP	761,763	05/24/19	Morgan Stanley & Co.	(7,226)
USD	228,415	HUF	63,850,000	04/11/19	Citibank N.A.	5,356
USD	6,078,944	HUF	1,697,122,952	04/11/19	HSBC Bank Plc	150,061
USD	1,160,335	HUF	321,369,000	04/01/19	JPMorgan Chase Bank N.A.	38,396
USD	179,506	HUF	49,635,660	04/11/19	JPMorgan Chase Bank N.A.	6,104
USD	122,242	IDR	1,742,200,000	04/11/19	Citibank N.A.	34

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	988,229	IDR	14,389,112,712	04/17/19	Citibank N.A.	$(20,334)
USD	188,764	IDR	2,721,403,500	04/11/19	Credit Suisse	(2,133)
USD	886,512	IDR	12,665,509,390	04/11/19	Deutsche Bank AG	(1,927)
USD	1,214,573	IDR	17,348,225,160	04/11/19	HSBC Bank Plc	(2,341)
USD	64,594	IDR	921,051,810	04/11/19	JPMorgan Chase Bank N.A.	(14)
USD	1,666,816	IDR	23,893,582,000	04/24/19	JPMorgan Chase Bank N.A.	(6,427)
USD	210,571	ILS	761,602	04/16/19	Bank of America N.A.	527
USD	3,790,587	ILS	13,937,673	04/16/19	Barclays Bank Plc	(53,307)
USD	2,665,523	ILS	9,746,774	04/16/19	BNP Paribas S.A.	(22,556)
USD	1,859,750	ILS	6,837,000	04/16/19	HSBC Bank USA, N.A.	(25,837)
USD	735,150	ILS	2,651,048	04/16/19	JPMorgan Chase Bank N.A.	4,013
USD	2,604,810	ILS	9,542,103	04/16/19	Morgan Stanley & Co.	(26,823)
USD	1,544,176	INR	106,718,000	04/05/19	Credit Suisse	4,154
USD	4,792,550	INR	335,810,480	04/11/19	HSBC Bank Plc	(48,939)
USD	1,128,413	INR	77,932,000	04/05/19	HSBC Bank USA, N.A.	3,795
USD	165,895	JPY	18,426,060	04/11/19	Citibank N.A.	(700)
USD	745,588	JPY	82,650,000	04/17/19	Citibank N.A.	(2,096)
USD	881,809	JPY	98,211,000	04/26/19	HSBC Bank USA, N.A.	(7,402)
USD	428,172	JPY	47,590,530	04/11/19	JPMorgan Chase Bank N.A.	(2,107)
USD	4,706,516	JPY	518,844,000	04/26/19	JPMorgan Chase Bank N.A.	8,858
USD	1,857,858	JPY	204,094,990	04/11/19	Morgan Stanley & Co.	12,580
USD	596,224	JPY	66,364,770	04/11/19	State Street Bank London	(3,798)
USD	3,477,239	KRW	3,873,991,890	07/12/19	HSBC Bank USA, N.A.	53,499
USD	1,156,061	MXN	22,764,000	05/24/19	Bank of America N.A.	(7,864)
USD	3,681,962	MXN	71,437,309	05/24/19	BNP Paribas S.A.	29,365
USD	321,702	MXN	6,201,260	04/11/19	Citibank N.A.	2,462
USD	1,012,059	MXN	19,627,450	04/11/19	HSBC Bank Plc	1,640
USD	4,230,650	MXN	82,282,523	05/24/19	HSBC Bank USA, N.A.	23,537
USD	1,059,386	MXN	20,406,000	04/01/19	JPMorgan Chase Bank N.A.	7,394
USD	683,774	MXN	13,015,420	04/11/19	JPMorgan Chase Bank N.A.	13,742
USD	770,736	MXN	15,033,000	04/15/19	JPMorgan Chase Bank N.A.	(2,664)
USD	2,535,191	MXN	49,567,000	05/24/19	JPMorgan Chase Bank N.A.	825
USD	2,728,619	MXN	53,105,948	05/24/19	Morgan Stanley & Co.	13,308
USD	1,414,046	MXN	27,585,360	04/11/19	Natwest Markets Plc	(6,045)
USD	888,946	MYR	3,642,191	04/05/19	BNP Paribas S.A.	(3,140)
USD	1,738,460	MYR	7,104,215	06/14/19	Deutsche Bank AG	1,051
USD	1,769,739	MYR	7,280,000	04/05/19	HSBC Bank USA, N.A.	(13,360)
USD	4,467,344	MYR	18,202,191	06/14/19	HSBC Bank USA, N.A.	15,812
USD	1,770,041	MYR	7,280,000	04/05/19	JPMorgan Chase Bank N.A.	(13,058)
USD	605,311	MYR	2,470,420	04/11/19	Morgan Stanley & Co.	309
USD	2,220,496	MYR	9,061,130	05/16/19	Morgan Stanley & Co.	3,145
USD	271,464	PEN	895,450	04/11/19	Citibank N.A.	1,911
USD	4,194,013	PEN	13,896,440	04/11/19	HSBC Bank Plc	10,836
USD	1,407,643	PEN	4,669,010	04/11/19	Morgan Stanley & Co.	2,154
USD	324,239	PHP	17,256,000	04/12/19	Barclays Bank Plc	(4,015)
USD	509,309	PHP	26,931,020	04/11/19	HSBC Bank Plc	(3,046)
USD	1,260,668	PHP	67,166,000	04/12/19	JPMorgan Chase Bank N.A. London	(17,002)
USD	1,359,423	PLN	5,150,000	04/11/19	Citibank N.A.	15,734

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	603,801	PLN	2,310,000	04/11/19	HSBC Bank Plc	$1,099
USD	8,722,551	PLN	33,288,000	04/01/19	JPMorgan Chase Bank N.A.	39,894
USD	200,758	PLN	767,000	04/15/19	JPMorgan Chase Bank N.A.	616
USD	1,136,143	PLN	4,320,000	04/11/19	State Street Bank London	9,011
USD	366,597	PLN	1,390,000	04/11/19	Toronto Dominion Bank	3,932
USD	988,978	RON	4,170,817	04/18/19	Bank of America N.A.	9,683
USD	216,183	RON	879,000	04/18/19	Barclays Bank Plc	9,796
USD	1,458,657	RON	6,004,079	04/18/19	BNP Paribas S.A.	48,918
USD	1,127,412	RON	4,747,800	04/11/19	Citibank N.A.	12,355
USD	470,614	RON	1,972,820	04/11/19	Deutsche Bank AG	7,283
USD	1,164,306	RON	4,911,320	04/11/19	HSBC Bank Plc	10,847
USD	5,530,126	RON	23,409,000	04/01/19	JPMorgan Chase Bank N.A.	30,667
USD	738,673	RON	3,110,930	04/11/19	JPMorgan Chase Bank N.A.	8,048
USD	432,400	RON	1,758,010	04/18/19	JPMorgan Chase Bank N.A.	19,625
USD	833,839	RUB	54,990,000	04/17/19	Barclays Bank Plc	(1,170)
USD	1,354,116	RUB	91,870,000	04/17/19	Citibank N.A.	(40,906)
USD	2,445,666	RUB	162,655,100	04/11/19	HSBC Bank Plc	(26,775)
USD	2,400,560	RUB	157,992,000	04/24/19	JPMorgan Chase Bank N.A.	4,391
USD	2,782,348	RUB	184,313,510	04/11/19	Morgan Stanley & Co.	(19,311)
USD	4,137,964	SEK	38,051,474	05/17/19	Bank of America N.A.	21,743
USD	2,707,173	THB	85,858,000	06/14/19	Bank of America N.A.	(3,374)
USD	1,696,694	THB	53,663,022	04/05/19	Barclays Bank Plc	5,592
USD	304,082	THB	9,700,850	04/11/19	Credit Suisse	(1,671)
USD	306,723	THB	9,767,600	04/11/19	Deutsche Bank AG	(1,133)
USD	1,764,658	THB	55,909,350	04/11/19	HSBC Bank Plc	2,499
USD	1,691,965	THB	53,660,000	04/05/19	HSBC Bank USA, N.A.	958
USD	1,359,055	THB	42,929,000	06/14/19	HSBC Bank USA, N.A.	3,781
USD	3,382,574	THB	107,320,000	04/05/19	JPMorgan Chase Bank N.A.	560
USD	655,512	THB	20,800,000	04/11/19	JPMorgan Chase Bank N.A.	(65)
USD	5,128,898	THB	162,345,000	04/25/19	JPMorgan Chase Bank N.A.	10,282
USD	3,711,749	THB	117,850,710	06/14/19	JPMorgan Chase Bank N.A.	(8,812)
USD	1,155,909	THB	36,626,750	04/11/19	Morgan Stanley & Co.	1,501
USD	2,091,636	THB	66,245,510	04/11/19	Natwest Markets Plc	3,701
USD	1,133,400	TRY	6,249,000	04/12/19	Bank of America N.A.	44,797
USD	1,685,319	TRY	9,567,000	04/12/19	Barclays Bank Plc	18,706
USD	1,174,353	TRY	6,555,530	04/11/19	Citibank N.A.	31,245
USD	270,428	TRY	1,500,860	04/11/19	HSBC Bank Plc	8,718
USD	854,544	TRY	4,683,000	04/01/19	JPMorgan Chase Bank N.A.	25,635
USD	77,618	TRY	442,690	04/11/19	JPMorgan Chase Bank N.A.	424
USD	2,527,208	TRY	14,551,000	04/15/19	JPMorgan Chase Bank N.A.	(294)
USD	87,667	TRY	510,000	05/02/19	JPMorgan Chase Bank N.A.	492
USD	315,083	TRY	1,743,560	04/11/19	Morgan Stanley & Co.	11,053
USD	398,033	TRY	2,247,330	04/11/19	Natwest Markets Plc	6,159
USD	2,198,170	TWD	67,386,000	04/10/19	Barclays Bank Plc	10,676
USD	2,428,441	TWD	74,626,000	07/12/19	Barclays Bank Plc	(8,168)
USD	4,679,796	TWD	143,768,000	04/10/19	BNP Paribas S.A.	12,779
USD	555,090	TWD	17,136,000	04/10/19	HSBC Bank USA, N.A.	(1,181)
USD	4,853,756	TWD	149,253,000	07/12/19	State Street Bank London	(19,496)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	2,780,445	ZAR	37,712,000	04/05/19	Barclays Bank Plc	$166,381
USD	1,908,734	ZAR	26,097,000	04/05/19	BNP Paribas S.A.	99,781
USD	2,407,924	ZAR	34,797,820	04/11/19	Citibank N.A.	(2,375)
USD	297,986	ZAR	4,301,840	04/11/19	HSBC Bank Plc	15
USD	1,132,248	ZAR	15,547,000	04/01/19	JPMorgan Chase Bank N.A.	54,186
USD	986,219	ZAR	13,329,379	04/05/19	JPMorgan Chase Bank N.A.	62,273
USD	553,899	ZAR	8,134,880	04/11/19	JPMorgan Chase Bank N.A.	(9,570)
USD	4,023,343	ZAR	58,231,000	04/15/19	JPMorgan Chase Bank N.A.	(8,157)
USD	550,462	ZAR	8,105,000	07/02/19	JPMorgan Chase Bank N.A.	(5,457)
USD	1,659,547	ZAR	22,512,000	04/05/19	Morgan Stanley & Co.	99,093
USD	1,038,199	ZAR	14,979,250	04/11/19	Morgan Stanley & Co.	649
USD	731,005	ZAR	10,570,520	04/11/19	Natwest Markets Plc	(1,171)
USD	853,994	ZAR	12,392,240	04/11/19	State Street Bank London	(4,365)
USD	305,029	ZAR	4,403,290	04/11/19	Toronto Dominion Bank	30

						$(462,318)

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
10	10 Yr Australian Bond Futures	Jun 2019	$984,236	$12,084
21	Euro-BTP	Jun 2019	3,052,883	(7,703)
110	U.S. Long Bond	Jun 2019	16,462,187	250,818
360	U.S. Treasury Note 10-Year	Jun 2019	44,718,750	146,288
1	U.S. Treasury Note 2-Year	Jun 2019	213,094	740
43	U.S. Ultra Bond	Jun 2019	7,224,000	218,375

				$620,602

Sales
36	Euro-Bund	Jun 2019	$6,723,894	$(144,975)
30	Euro-OAT	Jun 2019	5,479,620	(145,199)
5	Long Gilt Futures	Jun 2019	842,878	(12,779)
133	U.S. Treasury Note 5-Year	Jun 2019	15,405,141	(23,246)
35	U.S. Ultra 10-Year	Jun 2019	4,647,344	7,040
13	U.S. Ultra Bond	Jun 2019	2,184,000	1,499
73	U.S. Ultra Bond	Jun 2019	12,264,000	(575,620)

				$(893,280)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Written Options

Written Currency Options

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2019
CALL — USD/BRL Option	Citibank N.A.	USD	(800,000)	$(14,850)	$(14,638)
Strike @ $4.02
Expires 06/24/2019
CALL — USD/CAD Option	JPMorgan Chase Bank N.A.	USD	(1,600,000)	(7,600)	(4,421)
Strike @ $1.37
Expires 06/10/2019
CALL — USD/EUR Option	JPMorgan Chase Bank N.A.	USD	(700,000)	(3,644)	(1,964)
Strike @ $1.10
Expires 06/07/2019
CALL — USD/EUR Option	Citibank N.A.	USD	(800,000)	(3,796)	(4,864)

Strike @ $1.11
Expires 06/24/2019
Total Written Currency Options				$(29,890)	$(25,887)

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2019
CALL — U.S. Treasury Note 10-Year Futures Option	UBS Securities LLC	14	$(1,739,063)	$(7,413)	$(6,344)
Strike @ $125.00
Expires 05/24/2019
CALL — U.S. Treasury Note 5-Year Futures Option	UBS Securities LLC	20	(2,316,563)	(4,809)	(13,750)
Strike @ $115.25
Expires 04/26/2019
CALL — U.S. Treasury Note 5-Year Futures Option	UBS Securities LLC	14	(1,621,594)	(5,116)	(9,078)
Strike @ $115.50
Expires 05/24/2019
PUT — S&P 500 E-mini Futures Option	UBS Securities LLC	9	(1,277,010)	(7,519)	(1,507)
Strike @ $2,450.00
Expires 05/17/2019
PUT — S&P 500 E-mini Futures Option	UBS Securities LLC	15	(2,128,350)	(5,031)	(1,500)
Strike @ $2,350.00
Expires 05/17/2019
PUT — S&P 500 E-mini Futures	UBS Securities LLC	35	(4,966,150)	(15,689)	(12,688)

Option
Strike @ $2,400.00
Expires 06/21/2019
Total Written Futures Options				$(45,577)	$(44,867)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Written Swaptions

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2019
CALL — CDX.NA.IG Index Option	BNP Paribas S.A.	USD	(24,500,000)	$(37,485)	$(41,852)
Strike @ $65.00
Expires 05/15/2019
PUT — CDX.NA.HY Index	Merrill Lynch Capital Services, Inc.	USD	(6,750,000)	(23,153)	(6,674)

Option
Strike @ $101.00
Expires 05/15/2019
Total Written Swaptions				$(60,638)	$(48,526)

Total Written Options				$(136,105)	$(119,280)

OTC — Interest Rate Swaps

Payments Received by Fund	Payments Made by Fund	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
12-Month US CPI	2.32%	09/14/23	HSBC Sec. New York	$ —	$11,300,000	$(278,793)	$(278,793)
12-Month US CPI	1.95%	03/28/24	Merrill Lynch Capital Services, Inc.	—	2,150,000	(1,871)	(1,871)
12-Month US CPI	1.90%	01/15/24	HSBC Sec. New York	—	1,635,000	(4,696)	(4,696)

				$ —		$(285,360)	$(285,360)

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payments Made by Fund	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
3-Month USD CDOR	3.01%	10/31/48	$—	CAD	150,000	$(16,937)	$(16,937)
3-Month USD CDOR	2.94%	09/25/48	—	CAD	40,000	(4,088)	(4,088)
3-Month USD CDOR	2.81%	09/12/48	—	CAD	1,860,000	(147,862)	(147,862)
3-Month USD CDOR	2.43%	03/20/49	1	CAD	150,000	(2,513)	(2,514)
3-Month USD HIBOR	2.95%	11/12/23	—	HKD	35,000,000	(197,788)	(197,788)
3-Month USD HIBOR	2.10%	03/22/24	—	HKD	8,500,000	(6,486)	(6,486)
3-Month USD LIBOR	2.88%	05/15/44	10,379	USD	1,924,000	(93,833)	(104,212)
3-Month USD LIBOR	2.75%	08/15/44	(10,220)	USD	2,295,000	(56,859)	(46,639)
3-Month USD LIBOR	2.50%	01/31/26	(122,884)	USD	9,095,000	(100,589)	22,295
3-Month USD LIBOR	2.25%	12/31/25	3,064	USD	2,232,000	9,241	6,177
6-Month USD EURIBOR	0.86%	12/11/28	—	EUR	9,900,000	(454,847)	(454,847)
6-Month USD LIBOR	1.45%	03/08/69	—	GBP	520,000	(36,523)	(36,523)
6-Month USD LIBOR	1.27%	10/26/21	656	GBP	1,348,000	(10,533)	(11,189)
6-Month USD LIBOR	0.58%	03/22/29	—	EUR	1,200,000	(15,390)	(15,390)
6-Month USD PRIBOR	1.87%	03/27/24	—	CZK	6,700,820	(803)	(803)
6-Month USD PRIBOR	1.87%	03/28/24	—	CZK	20,102,459	(2,420)	(2,420)
6-Month USD PRIBOR	1.86%	03/29/24	—	CZK	76,656,060	(7,144)	(7,144)
6-Month USD PRIBOR	1.83%	04/01/24	—	CZK	3,832,803	(162)	(162)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Centrally Cleared Interest Rate Swaps — continued

Payments Received by Fund	Payments Made by Fund	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
6-Month USD PRIBOR	1.83%	04/01/24	$—	CZK	3,832,803	$(142)	$(142)
6-Month USD PRIBOR	1.82%	04/02/24	—	CZK	8,176,646	(131)	(131)
6-Month USD PRIBOR	1.80%	04/01/24	—	CZK	3,832,803	105	105
6-Month USD PRIBOR	1.79%	04/01/24	—	CZK	3,832,803	187	187
6-Month USD PRIBOR	1.78%	04/01/24	—	CZK	3,832,803	269	269
6-Month USD WIBOR	2.98%	09/17/28	—	PLN	34,190,000	(575,738)	(575,738)
6-Month USD WIBOR	2.97%	11/12/28	—	PLN	8,400,000	(139,519)	(139,519)
6-Month USD WIBOR	2.93%	11/05/28	—	PLN	1,135,000	(17,692)	(17,692)
6-Month USD WIBOR	2.47%	01/14/29	—	PLN	3,300,000	(16,217)	(16,217)
6-Month USD WIBOR	2.33%	03/25/29	—	PLN	7,660,000	(11,275)	(11,275)

							$(1,786,685)

OTC — Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfronts Premiums Paid/ (Received)	Value
5,640,000	USD	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Bank of China Ltd., 3.13%, 01/23/19	$(61,080)	$(56,485)	$(117,565)
820,000	USD	12/20/23	Barclays Bank Plc	(1.00%)	Bank of China Ltd., 3.13%, 01/23/19	(9,481)	(7,612)	(17,093)
345,000	EUR	06/20/24	Barclays Bank Plc	(1.00%)	Bayerische Motoren Werke Aktiengesellschaft, 0.13%, 01/12/21	107	(6,283)	(6,176)
100,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Bayerische Motoren Werke Aktiengesellschaft, 0.13%, 01/12/21	218	(2,254)	(2,036)
1,620,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Bayerische Motoren Werke Aktiengesellschaft, 0.13%, 01/12/21	6,358	(39,342)	(32,984)
950,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Bayerische Motoren Werke Aktiengesellschaft, 0.13%, 01/12/21	(9,948)	(9,395)	(19,343)
200,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Bayerische Motoren Werke Aktiengesellschaft, 0.13%, 01/12/21	(2,289)	(1,783)	(4,072)
757,576	USD	11/17/59	Credit Suisse	(3.00%)	CMBX.NA.BBB-.10**	(1,467)	41,887	40,420
1,627,217	USD	11/17/59	Morgan Stanley & Co.	(3.00%)	CMBX.NA.BBB-.10**	(4,975)	91,793	86,818
115,207	USD	11/17/59	Credit Suisse	(3.00%)	CMBX.NA.BBB-.10**	(65)	6,213	6,148
480,000	EUR	06/20/24	Merrill Lynch Capital Services, Inc.	(1.00%)	Daimler AG, 0.63%, 03/05/20	75	(5,612)	(5,537)
100,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(275)	(1,205)	(1,480)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Buy Protection — continued

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfronts Premiums Paid/ (Received)	Value
909,474	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	$(5,295)	$(8,163)	$(13,458)
710,526	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(8,007)	(2,507)	(10,514)
310,000	EUR	12/20/23	Barclays Bank Plc	(1.00%)	Daimler AG, 0.63%, 03/05/20	(2,547)	(2,040)	(4,587)
335,893	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(2,760)	(2,210)	(4,970)
202,107	EUR	12/20/23	Morgan Stanley & Co.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(2,108)	(882)	(2,990)
212,000	EUR	12/20/23	Barclays Bank Plc	(1.00%)	Daimler AG, 0.63%, 03/05/20	(2,039)	(1,098)	(3,137)
415,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(4,552)	(1,589)	(6,141)
415,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(4,100)	(2,041)	(6,141)
200,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Daimler AG, 0.63%, 03/05/20	(2,849)	(111)	(2,960)
960,000	USD	12/20/20	Barclays Bank Plc	(5.00%)	Ford Motor Co., 4.35%, 03/30/2019	(2,532)	(64,910)	(67,442)
191,071	EUR	06/20/24	Merrill Lynch Capital Services, Inc.	(5.00%)	Glencore International AG, 6.50%, 02/27/19	1,370	(39,050)	(37,680)
170,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(5.00%)	Glencore International AG, 0.0338, 09/30/20	(2,213)	(29,987)	(32,200)
4,060,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(5.00%)	Glencore International AG, 6.50%, 02/27/19	(64,953)	(704,056)	(769,009)
600,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(5.00%)	Glencore International AG, 6.50%, 02/27/19	(16,161)	(97,485)	(113,646)
120,000	USD	06/20/24	Barclays Bank Plc	(1.00%)	Kingdom of Bahrain, 5.50%, 03/31/20	904	7,970	8,874
1,000,000	USD	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Kingdom of Bahrain, 5.50%, 03/31/20	(14,414)	78,228	63,814
213,889	USD	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Kingdom of Bahrain, 5.50%, 03/31/20	468	13,181	13,649
324,074	USD	12/20/23	Barclays Bank Plc	(1.00%)	Kingdom of Bahrain, 5.50%, 03/31/20	(1,388)	22,069	20,681
162,037	USD	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Kingdom of Bahrain, 5.50%, 03/31/20	(1,050)	11,390	10,340
525,000	USD	12/20/23	Barclays Bank Plc	(1.00%)	Republic of South Africa, 5.50%, 03/09/20	(9,218)	28,819	19,601
80,000	USD	06/20/24	Merrill Lynch Capital Services, Inc.	(1.00%)	Republic of South Africa, 5.50%, 03/09/20	73	3,649	3,722
200,000	EUR	12/20/23	Morgan Stanley & Co.	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	(1,885)	2,415	530
215,909	EUR	12/20/23	Barclays Bank Plc	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	(2,226)	2,798	572

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Buy Protection — continued

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfronts Premiums Paid/ (Received)	Value
323,864	EUR	12/20/23	Barclays Bank Plc	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	$(3,043)	$3,901	$858
107,955	EUR	12/20/23	Barclays Bank Plc	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	(991)	1,277	286
302,272	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	(3,119)	3,919	800
1,620,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	5,256	(964)	4,292
100,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	893	(628)	265
350,000	EUR	06/20/24	Barclays Bank Plc	(1.00%)	Volkswagen Aktiengesellschaft, 5.50%, 03/30/21	2,042	1,214	3,256

						$(229,266)	$(766,969)	$(996,235)

Sell Protection

810,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	5.00%	ArcelorMittal SA, 2.88%, 07/06/20 (Moody’s rating: Baa3; S&P rating: BBB-)	(21,628)	163,925	142,297
114,583	EUR	12/20/23	Barclays Bank Plc	5.00%	ArcelorMittal SA, 2.88%, 07/06/20 (Moody’s rating: Baa3; S&P rating: BBB-)	1,156	18,973	20,129
114,583	EUR	12/20/23	BNP Paribas S.A.	5.00%	ArcelorMittal SA, 2.88%, 07/06/20 (Moody’s rating: Baa3; S&P rating: BBB-)	1,017	19,112	20,129
150,000	EUR	12/20/23	JPMorgan Chase Bank N.A.	5.00%	ArcelorMittal SA, 2.88%, 07/06/20 (Moody’s rating: Baa3; S&P rating: BBB-)	2,874	23,477	26,351

						$(16,581)	$225,487	$208,906

Centrally Cleared Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
290,000	USD	06/20/24	(5.00%)	CDX.NA.HY.30***	$(1,656)	$(17,620)	$(19,276)
24,500,000	USD	06/20/24	(5.00%)	CDX.NA.IG.31****	(232,002)	(1,396,500)	(1,628,502)
45,450,000	USD	06/20/24	(1.00%)	CDX.NA.IG.31****	(83,089)	(730,414)	(813,503)
19,300,000	EUR	06/20/24	(1.00%)	iTraxx Europe Crossover S30 Index	(6,134)	(385,863)	(391,997)

					$(322,881)	$(2,530,397)	$(2,853,278)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

**	The CMBX Index tracks the performance of a basket of twenty five commercial mortgage backed securities. The BBB- tranche represents underlying security tranches with an initial rating of BBB-.

***	CDX.NA.HY — Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

****	CDX.NA.IG — Markit North America Investment Grade CDS Index. Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

U.S. Treasury securities in the amount of $72,880 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.

Currency Abbreviations

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
EGP	— Egyptian Pound
EUR	— Euro Currency
GBP	— British Pound Sterling
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
KZT	— Kazakhstani Tenge
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
THB	— Thai Baht
TRY	— Turkish New Lira
TWD	— Taiwan Dollar

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Currency Abbreviations — continued

USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2019

Asset Class Summary (Unaudited)	% of Net Assets
Sovereign Debt Obligations	39.9
Corporate Debt	26.4
U.S. Government and Agency Obligations	12.9
Bank Loans	5.1
Asset Backed Securities	2.5
Mortgage Backed Securities — U.S. Government Agency Obligations	2.5
Mortgage Backed Securities — Private Issuers	2.4
Convertible Debt	0.2
Convertible Preferred Stock	0.1
Common Stocks	0.1
Purchased Currency Options	0.1
Purchased Futures Options	0.0
Purchased Index Options	0.0
Preferred Stock	0.0
Purchased Swaptions	0.0
Written Currency Options	0.0
Written Futures Options	0.0
Written Swaptions	0.0
Futures Contracts	0.0
OTC Interest Rate Swaps	0.0
OTC Credit Default Swaps	(0.1)
Centrally Cleared Interest Rate Swaps	(0.2)
Centrally Cleared Credit Default Swaps	(0.4)
Forward Foreign Currency Contracts	(7.5)
Short-Term Investments	3.7
Other Assets and Liabilities (net)	12.3

100.0%

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	COMMON STOCKS — 89.9%

	Australia — 0.5%
258,437	Newcrest Mining, Ltd.	4,683,143

	Bermuda — 1.7%
336,000	Beijing Enterprises Water Group, Ltd.*	207,594
136,000	China Oriental Group Co., Ltd.	85,412
52,000	China Resources Gas Group, Ltd.	245,097
510,688	COSCO SHIPPING Ports, Ltd.	551,677
748,000	CP Pokphand Co., Ltd.	67,654
24,668	Credicorp, Ltd.	5,919,087
460,000	Gemdale Properties & Investment Corp., Ltd.	58,599
1,829,000	Haier Electronics Group Co., Ltd.*	5,312,289
224,000	Hopson Development Holdings, Ltd.	218,294
13,900	Jardine Matheson Holdings, Ltd.	866,804
1,264,000	Joy City Property, Ltd.	175,512
408,000	K Wah International Holdings, Ltd.	251,558
212,000	Kunlun Energy Co., Ltd.	221,454
132,500	Luye Pharma Group, Ltd.‡ 144A	115,790
1,500,000	Nan Hai Corp., Ltd.	30,382
209,000	Nine Dragons Paper Holdings, Ltd.	199,150
51,000	Shenzhen International Holdings, Ltd.	108,238
771,000	Sihuan Pharmaceutical Holdings Group, Ltd.	186,613
224,000	United Energy Group, Ltd.‡	43,373
568,000	Yue Yuen Industrial Holdings, Ltd.	1,953,643

	Total Bermuda	16,818,220

	Brazil — 5.3%
535,048	Ambev SA, ADR	2,300,706
416,121	B3 SA — Brasil Bolsa Balcao	3,434,439
67,450	Banco Bradesco SA, ADR	735,879
118,750	Banco Bradesco SA	1,154,942
7,744	Banco BTG Pactual SA	72,033
214,300	Banco do Brasil SA	2,682,811
12,800	Banco Santander Brasil SA	144,620
74,000	BB Seguridade Participacoes SA	504,273
27,000	BRF SA*	157,142
237,914	CCR SA	717,710
270,900	Centrais Eletricas Brasileiras SA*	2,553,979
12,932	Cia Brasileira de Distribuicao, ADR	301,057
149,900	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,585,942
169,644	Cia Energetica de Minas Gerais, ADR‡	605,629
76,985	Cia Siderurgica Nacional SA*	321,455
37,600	Cielo SA	91,688
10,394	Cosan SA	113,910
173,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes	724,514
62,100	Duratex SA	175,049
100,520	Embraer SA, ADR	1,910,885
181,700	Embraer SA	861,414
117,005	Engie Brasil Energia SA	1,284,088

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Brazil — continued
139,700	Fleury SA	732,297
10,900	Grendene SA	23,471
800	Guararapes Confeccoes SA	29,601
229,400	Hypera SA	1,526,700
171,300	IRB Brasil Resseguros SA	4,016,529
337,015	Itau Unibanco Holding SA, ADR	2,969,102
106,700	JBS SA	436,484
469,676	Kroton Educacional SA	1,279,278
1,255	LOG Commercial Properties e Participacoes SA*	5,476
278,000	MRV Engenharia e Participacoes SA	999,363
122,100	Multiplan Empreendimentos Imobiliarios SA	733,849
110,900	Notre Dame Intermedica Participacoes SA	934,687
65,200	Petrobras Distribuidora SA	387,846
326,700	Petroleo Brasileiro SA	2,614,977
40,182	Porto Seguro SA	555,797
285,687	Raia Drogasil SA	4,793,628
22,300	Sao Martinho SA	105,091
226,934	Sul America SA	1,737,707
17,964	Suzano Papel e Celulose SA	214,874
96,211	TIM Participacoes SA, ADR‡	1,450,862
8,072	Usinas Siderurgicas de Minas Gerais SA Usiminas	24,164
205,784	Vale SA Class B, ADR	2,687,539
163,002	Vale SA	2,133,179
291,600	WEG SA	1,348,716

	Total Brazil	54,175,382

	British Virgin Islands — 0.1%
44,431	Hollysys Automation Technologies, Ltd.	930,385

	Cayman Islands — 12.0%
8,333	58.com, Inc., ADR*	547,311
368,000	Agile Group Holdings, Ltd.	595,367
153,870	Alibaba Group Holding, Ltd., ADR* ‡	28,073,581
382,000	ANTA Sports Products, Ltd.	2,598,590
5,208,000	Anton Oilfield Services Group*	816,036
24,000	Asia Cement China Holdings Corp.	23,633
14,313	Baidu, Inc., ADR*	2,359,498
13,052	Baozun, Inc., ADR*	542,180
2,340,000	Beijing Enterprises Clean Energy Group, Ltd.* ‡	38,752
160,000	Bosideng International Holdings, Ltd.	39,134
84,000	CAR, Inc.* ‡	72,444
42,000	Casetek Holdings, Ltd.	68,954
557,880	Chailease Holding Co., Ltd.	2,280,718
765,000	China Aoyuan Group, Ltd.	922,878
619,000	China Evergrande Group‡	2,058,090
35,000	China High Speed Transmission Equipment Group Co., Ltd.‡	30,319
360,000	China Lesso Group Holdings, Ltd.	232,970
2,196,000	China Medical System Holdings, Ltd.	2,128,875
499,000	China Mengniu Dairy Co., Ltd.*	1,856,165

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Cayman Islands — continued
2,028,000	China Resources Cement Holdings, Ltd.	2,092,599
396,000	China Resources Land, Ltd.	1,775,706
200,000	China SCE Group Holdings, Ltd.	104,204
360,000	China State Construction International Holdings, Ltd.	337,072
96,000	China Tianrui Group Cement Co., Ltd.* ‡	81,081
166,500	China ZhengTong Auto Services Holdings, Ltd.	92,477
550,400	China Zhongwang Holdings, Ltd.‡	300,093
1,144,000	Chinasoft International, Ltd.* ‡	706,807
69,000	Chlitina Holding, Ltd.	659,318
206,000	CIFI Holdings Group Co., Ltd.	156,141
50,000	CIMC Enric Holdings, Ltd.	51,274
452,000	Country Garden Holdings Co., Ltd.‡	705,931
18,160	Country Garden Services Holdings Co., Ltd.*	33,822
22,446	Ctrip.com International, Ltd., ADR*	980,666
79,000	Dongyue Group, Ltd.	54,847
485,000	ENN Energy Holdings, Ltd.	4,689,393
949,000	Fu Shou Yuan International Group, Ltd.	870,426
172,000	Fufeng Group, Ltd.*	90,273
445,000	Fullshare Holdings, Ltd.* ‡	59,523
128,000	Future Land Development Holdings, Ltd.	158,493
4,630,000	GCL-Poly Energy Holdings, Ltd.* ‡	324,397
13,000	General Interface Solution Holding, Ltd.	48,507
5,000	Ginko International Co., Ltd.	37,800
39,000	Golden Eagle Retail Group, Ltd.‡	46,204
187,500	Greentown China Holdings, Ltd.	187,262
183,000	Haitian International Holdings, Ltd.	415,891
209,500	Hengan International Group Co., Ltd.‡	1,836,139
93,290	Huazhu Group, Ltd., ADR‡	3,931,241
32,541	JD.com, Inc., ADR*	981,111
105,398	Jiayuan International Group, Ltd.	55,720
271,000	Kaisa Group Holdings, Ltd.*	122,900
165,000	Kingboard Holdings, Ltd.	585,386
667,500	Kingboard Laminates Holdings, Ltd.	701,517
273,000	Kingsoft Corp., Ltd.	694,155
253,500	KWG Group Holdings, Ltd.	305,817
164,000	Lee & Man Paper Manufacturing, Ltd.	139,766
641,000	Li Ning Co., Ltd.*	1,006,009
44,500	Longfor Group Holdings, Ltd.	156,743
46,000	Minth Group, Ltd.	144,740
6,310	Momo, Inc., ADR*	241,294
13,330	NetEase, Inc., ADR	3,218,528
5,970	New Oriental Education & Technology Group, Inc., ADR*	537,837
48,000	Nexteer Automotive Group, Ltd.	59,312
415,000	Powerlong Real Estate Holdings, Ltd.	217,282
65,000	Ronshine China Holdings, Ltd.*	103,173
448,400	Sands China, Ltd.	2,253,439
581,500	Semiconductor Manufacturing International Corp.* ‡	588,171
273,000	Shenzhou International Group Holdings, Ltd.	3,658,571
296,000	Shimao Property Holdings, Ltd.	925,713

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Cayman Islands — continued
409,000	Shui On Land, Ltd.	101,078
1,776,000	Sino Biopharmaceutical, Ltd.	1,619,903
694,000	SOHO China, Ltd.*	291,747
948,000	SSY Group, Ltd.	881,585
98,000	Sunac China Holdings, Ltd.	488,130
78,447	TAL Education Group, ADR*	2,830,368
468,800	Tencent Holdings, Ltd.	21,558,965
115,004	Tencent Music Entertainment Group, ADR*	2,081,572
612,000	Tingyi Cayman Islands Holding Corp.	1,008,832
101,000	TPK Holding Co., Ltd.	190,724
795,000	Uni-President China Holdings, Ltd.	779,814
27,000	Vinda International Holdings, Ltd.	52,212
23,125	Vipshop Holdings, Ltd., ADR*	185,694
2,039	Weibo Corp., ADR*	126,398
2,931,000	WH Group, Ltd.	3,136,377
99,000	Wisdom Marine Lines Co., Ltd.*	96,846
394,000	Xiabuxiabu Catering Management China Holdings Co., Ltd.*	686,618
347,097	Xinyi Solar Holdings, Ltd.	167,138
50,500	Xtep International Holdings, Ltd.	36,090
1,825,008	Yuzhou Properties Co., Ltd.	1,101,986
4,431	YY, Inc., ADR*	372,248
268,000	Zhen Ding Technology Holding, Ltd.	832,160
24,500	Zhongsheng Group Holdings, Ltd.	60,798
14,429	ZTO Express Cayman, Inc., ADR	263,762

	Total Cayman Islands	121,761,311

	Chile — 1.5%
5,942,039	Aguas Andinas SA Class A	3,378,485
7,739,404	Banco de Chile	1,139,514
10,083	Banco de Credito e Inversiones SA	644,625
35,136	Banco Santander Chile, ADR	1,045,296
25,885	CAP SA	307,360
247,327	Cencosud SA	428,195
132,797	Cia Cervecerias Unidas SA, ADR	3,912,200
37,312	Empresa Nacional de Telecomunicaciones SA	388,542
163,274	Empresas CMPC SA	575,859
90,533	Empresas COPEC SA	1,149,485
84,335	Enel Americas SA, ADR	753,112
931,109	Enel Americas SA	165,540
42,201	Enel Chile SA, ADR	218,601
151,852	Grupo Security SA	61,703
6,701	Inversiones Aguas Metropolitanas SA	10,241
33,710,081	Itau CorpBanca	297,234
3,100	Latam Airlines Group SA, ADR‡	32,798
47,022	Ripley Corp. SA	38,358
105,226	Sigdo Koppers SA	193,295
73,289	SMU SA*	19,117
21,395	Vina Concha y Toro SA	44,521

	Total Chile	14,804,081

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	China — 9.1%
2,304,000	Agricultural Bank of China, Ltd. Class H	1,062,488
52,000	Air China, Ltd. Class H	63,990
410,000	Aluminum Corp. of China, Ltd. Class H*	150,944
260,000	Angang Steel Co., Ltd. Class H‡	190,116
35,500	Anhui Conch Cement Co., Ltd. Class H	216,845
2,925	Autohome, Inc. Class H, ADR* ‡	307,476
207,000	AviChina Industry & Technology Co., Ltd. Class H	132,112
1,220,500	BAIC Motor Corp., Ltd. Class H 144A	797,606
10,704,000	Bank of China, Ltd. Class H	4,854,329
144,500	Bank of Chongqing Co., Ltd. Class H	92,407
767,000	Bank of Communications Co., Ltd. Class H	628,260
159,000	Bank of Zhengzhou Co., Ltd. Class H* ‡ 144A	73,120
283,000	BBMG Corp. Class H‡	103,827
1,246,000	Beijing Capital International Airport Co., Ltd. Class H	1,182,517
342,000	Beijing Capital Land, Ltd. Class H	130,701
234,000	Beijing North Star Co., Ltd. Class H	79,292
18,500	BYD Co., Ltd. Class H‡	111,472
28,000	Central China Securities Co., Ltd. Class H	8,561
196,000	China BlueChemical, Ltd. Class H	63,669
1,214,000	China Cinda Asset Management Co., Ltd. Class H	337,138
798,000	China CITIC Bank Corp., Ltd. Class H	508,283
475,000	China Coal Energy Co., Ltd. Class H	196,657
568,000	China Communications Construction Co., Ltd. Class H	587,540
1,332,000	China Communications Services Corp., Ltd. Class H	1,187,778
11,968,000	China Construction Bank Corp. Class H	10,260,529
48,000	China Eastern Airlines Corp., Ltd. Class H	34,059
1,640,000	China Energy Engineering Corp., Ltd. Class H‡	198,473
244,000	China Everbright Bank Co., Ltd. Class H	115,318
308,500	China Galaxy Securities Co., Ltd. Class H	202,786
1,574,000	China Huarong Asset Management Co., Ltd. Class H 144A	334,853
45,200	China International Capital Corp., Ltd. Class H‡ 144A	104,680
50,100	China International Marine Containers Group Co., Ltd. Class H	64,077
368,410	China International Travel Service Corp., Ltd. Class A	3,841,876
191,000	China Life Insurance Co., Ltd. Class H	513,392
2,053,000	China Longyuan Power Group Corp., Ltd. Class H	1,427,956
289,000	China Machinery Engineering Corp. Class H	147,262
106,000	China Merchants Bank Co., Ltd. Class H	515,150
14,800	China Merchants Securities Co., Ltd. Class H 144A	20,965
582,000	China Minsheng Banking Corp., Ltd. Class H	422,601
3,270,000	China National Building Material Co., Ltd. Class H	2,578,526
106,000	China Oilfield Services, Ltd. Class H	114,508
77,800	China Pacific Insurance Group Co., Ltd. Class H	305,255
6,612,000	China Petroleum & Chemical Corp. Class H	5,213,827
203,500	China Railway Construction Corp., Ltd. Class H	266,496
415,000	China Railway Group, Ltd. Class H	378,525
47,000	China Railway Signal & Communication Corp., Ltd. Class H 144A	37,181
1,314,000	China Reinsurance Group Corp. Class H	277,867
581,500	China Shenhua Energy Co., Ltd. Class H	1,325,977
72,000	China Southern Airlines Co., Ltd. Class H	64,388

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	China — continued
124,500	China Vanke Co., Ltd. Class H	523,379
533,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	307,580
66,000	CITIC Securities Co., Ltd. Class H	153,693
416,000	COSCO SHIPPING Development Co., Ltd. Class H*	54,584
436,000	COSCO SHIPPING Energy Transportation Co., Ltd. Class H	249,938
151,000	COSCO SHIPPING Holdings Co., Ltd. Class H* ‡	62,709
22,000	CRRC Corp., Ltd. Class H	20,739
30,000	CSSC Offshore and Marine Engineering Group Co., Ltd. Class H* ‡	32,828
202,000	Dalian Port PDA Co., Ltd. Class H‡	27,277
22,600	Dongjiang Environmental Co., Ltd. Class H‡	26,141
60,200	Everbright Securities Co., Ltd. Class H‡ 144A	59,894
29,600	Fuyao Glass Industry Group Co., Ltd. Class H 144A	99,359
39,200	GF Securities Co., Ltd. Class H	56,329
459,500	Great Wall Motor Co., Ltd. Class H‡	344,774
450,000	Guangshen Railway Co., Ltd. Class H	175,415
86,800	Guangzhou Automobile Group Co., Ltd. Class H	102,502
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	52,892
641,600	Guangzhou R&F Properties Co., Ltd. Class H	1,387,826
17,400	Guotai Junan Securities Co., Ltd. Class H‡ 144A	38,790
333,600	Haitong Securities Co., Ltd. Class H	431,770
305,000	Harbin Bank Co., Ltd. Class H 144A	73,434
43,000	Hisense Home Appliances Group Co., Ltd. Class H	60,474
3,366,000	Huaneng Renewables Corp., Ltd. Class H	934,768
47,200	Huatai Securities Co., Ltd. Class H‡ 144A	94,401
67,100	Huishang Bank Corp., Ltd. Class H	28,806
6,523,000	Industrial & Commercial Bank of China, Ltd. Class H	4,778,024
38,100	Inner Mongolia Yitai Coal Co., Ltd. Class H	33,004
214,908	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,092,093
288,000	Jiangxi Copper Co., Ltd. Class H	382,290
175,000	Kingdee International Software Group Co., Ltd.‡	202,422
40,313	Kweichow Moutai Co., Ltd. Class A	5,122,898
82,100	Legend Holdings Corp. Class H 144A	218,063
7,410	Livzon Pharmaceutical Group, Inc. Class H	25,770
3,573,000	Lonking Holdings, Ltd. Class H	1,156,112
1,602,000	Maanshan Iron & Steel Co., Ltd. Class H	783,659
162,000	Metallurgical Corp. of China, Ltd. Class H	47,878
342,100	Midea Group Co., Ltd. Class A	2,480,660
22,300	New China Life Insurance Co., Ltd. Class H	113,631
2,417,000	People’s Insurance Co. Group of China, Ltd. (The) Class H	1,034,544
5,324,000	PetroChina Co., Ltd. Class H	3,452,144
2,729,000	PICC Property & Casualty Co., Ltd. Class H	3,100,998
1,066,500	Ping An Insurance Group Co. of China, Ltd. Class H	11,942,159
233,000	Postal Savings Bank of China Co., Ltd. Class H 144A	133,271
354,000	Qingdao Port International Co., Ltd. Class H* 144A	248,478
82,500	Qinhuangdao Port Co., Ltd. Class H	19,338
16,297	Red Star Macalline Group Corp., Ltd. Class H 144A	15,757
208,900	SAIC Motor Corp., Ltd. Class A	810,396
40,500	Shandong Chenming Paper Holdings, Ltd. Class H	26,054
604,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	577,074

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	China — continued
162,000	Shanghai Electric Group Co., Ltd. Class H‡	61,498
9,000	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	32,503
144,000	Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	38,889
129,400	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	281,880
58,500	Shengjing Bank Co., Ltd. Class H‡ 144A	32,492
5,967	SINA Corp. Class H*	353,485
873,500	Sinopec Engineering Group Co., Ltd. Class H	852,363
2,150,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H	1,024,338
36,400	Sinopharm Group Co., Ltd. Class H	151,629
198,000	Sinotrans, Ltd. Class H	85,002
63,000	Tong Ren Tang Technologies Co., Ltd. Class H	84,589
20,000	Tsingtao Brewery Co., Ltd. Class H	94,268
65,000	Weichai Power Co., Ltd. Class H	103,835
3,380,000	West China Cement, Ltd.	447,799
50,000	Xinhua Winshare Publishing and Media Co., Ltd. Class H	38,917
376,400	Xinjiang Goldwind Science & Technology Co., Ltd. Class H‡	541,828
16,500	Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H‡ 144A	44,246
1,776,000	Yanzhou Coal Mining Co., Ltd. Class H	1,744,337
169,400	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H	733,712
94,000	Zhejiang Expressway Co., Ltd. Class H	107,771
30,300	Zhuzhou CRRC Times Electric Co., Ltd. Class H	179,099
172,000	Zijin Mining Group Co., Ltd. Class H	71,211
20,000	ZTE Corp. Class H* ‡	60,128

	Total China	93,196,493

	Colombia — 0.1%
61,705	Almacenes Exito SA	281,263
1,263	Banco de Bogota SA	26,168
1,200	Bancolombia SA, ADR	61,272
2,350	Bancolombia SA	29,214
9,433	Cementos Argos SA	23,334
4,791	Corp. Financiera Colombiana SA*	39,856
32,325	Grupo Argos SA	183,672
14,750	Grupo de Inversiones Suramericana SA	169,657
2,902	Grupo Nutresa SA	23,486

	Total Colombia	837,922

	Cyprus — 0.1%
43,241	TCS Group Holding Plc, Reg S, GDR‡‡‡	767,095

	Czech Republic — 0.1%
14,808	CEZ AS	347,915
18,993	Komercni Banka AS	776,072

	Total Czech Republic	1,123,987

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Egypt — 0.3%
711,280	Commercial International Bank Egypt SAE, GDR	2,763,323
34,948	Commercial International Bank Egypt SAE (London Exchange), GDR¤	135,773

	Total Egypt	2,899,096

	France — 0.2%
23,815	Sanofi	2,105,560

	Greece — 0.1%
742	Bank of Greece	11,664
24,347	Ellaktor SA*	44,288
90,793	Eurobank Ergasias SA*	72,382
2,059	GEK Terna Holding Real Estate Construction SA*	11,375
2,981	Hellenic Petroleum SA	28,619
66,064	JUMBO SA	1,105,281
1,016	Motor Oil Hellas Corinth Refineries SA	23,615
8,869	Mytilineos Holdings SA	89,726
11,435	National Bank of Greece SA*	19,979

	Total Greece	1,406,929

	Hong Kong — 4.2%
116,000	Beijing Enterprises Holdings, Ltd.	657,584
70,500	BYD Electronic International Co., Ltd.‡	90,887
412,000	China Agri-Industries Holdings, Ltd.	141,183
316,000	China Everbright, Ltd.	626,368
654,000	China Jinmao Holdings Group, Ltd.	426,561
310,875	China Merchants Port Holdings Co., Ltd.	662,148
1,176,480	China Mobile, Ltd.	11,989,681
457,000	China Overseas Grand Oceans Group, Ltd.	248,586
680,000	China Overseas Land & Investment, Ltd.	2,581,418
730,000	China Resources Beer Holdings Co., Ltd.	3,073,459
22,000	China Resources Pharmaceutical Group, Ltd. 144A	31,109
416,000	China Resources Power Holdings Co., Ltd.	625,329
968,000	China South City Holdings, Ltd.	155,374
635,400	China Taiping Insurance Holdings Co., Ltd.	1,894,071
232,000	China Traditional Chinese Medicine Holdings Co., Ltd.	138,019
720,000	China Travel International Investment Hong Kong, Ltd.	183,441
1,014,000	China Unicom Hong Kong, Ltd.	1,285,269
771,000	CITIC, Ltd.	1,151,105
4,618,000	CNOOC, Ltd.	8,647,775
1,106,000	CSPC Pharmaceutical Group, Ltd.	2,057,032
651,000	Far East Horizon, Ltd.	689,981
269,500	Fosun International, Ltd.	456,608
404,000	Guangdong Investment, Ltd.	780,214
49,000	Hua Hong Semiconductor, Ltd.‡ 144A	114,854
402,000	Lenovo Group, Ltd.	361,546
176,000	MMG, Ltd.*	71,522
704,000	Poly Property Group Co., Ltd.	274,427
165,000	Shanghai Industrial Holdings, Ltd.	388,436
1,072,000	Shenzhen Investment, Ltd.	409,684

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Hong Kong — continued
1,010,000	Sino-Ocean Group Holding, Ltd.	442,602
538,000	Sinotruk Hong Kong, Ltd.‡	1,144,542
135,500	Sun Art Retail Group, Ltd.	132,049
2,296,000	Yuexiu Property Co., Ltd.	552,798

	Total Hong Kong	42,485,662

	Hungary — 0.6%
42,349	MOL Hungarian Oil & Gas Plc	484,638
92,172	OTP Bank Nyrt	4,054,475
61,344	Richter Gedeon Nyrt	1,156,461

	Total Hungary	5,695,574

	India — 11.7%
2,729	ACC, Ltd.	65,827
51,815	Adani Enterprises, Ltd.	109,651
62,785	Adani Gas, Ltd.*	116,915
47,779	Adani Green Energy, Ltd.*	25,588
15,817	Adani Ports & Special Economic Zone, Ltd.	86,717
104,805	Adani Power, Ltd.*	72,543
862,710	Aditya Birla Capital, Ltd.*	1,202,999
115,690	Ambuja Cements, Ltd.	392,870
839	Anveshan Heavy Engineering, Ltd.*	6,770
89,636	Apollo Tyres, Ltd.	287,702
4,534	Arvind Fashions, Ltd.*	67,482
22,672	Arvind, Ltd.	29,700
13,321	Ashok Leyland, Ltd.	17,518
98,842	Asian Paints, Ltd.	2,125,941
366	Atul, Ltd.	18,729
11,307	Aurobindo Pharma, Ltd.	128,372
53,644	Axis Bank, Ltd.*	600,286
26,896	Bajaj Auto, Ltd.	1,124,759
75,516	Bajaj Finance, Ltd.	3,292,618
1,132	Bajaj Finserv, Ltd.	114,957
8,555	Bajaj Holdings & Investment, Ltd.	420,161
101,945	Bank of Baroda*	189,468
56,800	Bata India, Ltd.	1,149,529
7,878	Bharat Electronics, Ltd.	10,587
279,435	Bharat Heavy Electricals, Ltd.	302,528
163,218	Bharat Petroleum Corp., Ltd.	937,252
117,759	Bharti Airtel, Ltd.	563,594
24,223	Bharti Infratel, Ltd.	109,305
1,542	Birla Corp., Ltd.	11,662
43,464	Britannia Industries, Ltd.	1,934,846
2,962	Cadila Healthcare, Ltd.	14,760
27,266	Canara Bank*	114,732
2,737	Ceat, Ltd.	44,223
9,046	Chambal Fertilizers and Chemicals, Ltd.	21,729
38,562	Cholamandalam Investment and Finance Co., Ltd.	807,172
555,580	Cipla, Ltd.	4,230,107

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	India — continued
21,936	City Union Bank, Ltd.	64,755
250,000	Coal India, Ltd.	853,302
6,287	Container Corp. Of India, Ltd.	47,737
1,181	Coromandel International, Ltd.	8,797
288,628	DCB Bank, Ltd.	850,364
2,717	DCM Shriram, Ltd.	16,222
48,369	Dewan Housing Finance Corp., Ltd.	104,349
102,560	DLF, Ltd.	298,760
4,833	Dr. Reddy’s Laboratories, Ltd.	194,087
555	eClerx Services, Ltd.	9,197
32,652	Edelweiss Financial Services, Ltd.	92,689
16,647	EIH, Ltd.	49,983
16,885	Engineers India, Ltd.	28,554
97,195	Escorts, Ltd.	1,116,252
10,155	Exide Industries, Ltd.	31,971
297,098	Federal Bank, Ltd.	411,713
1,156	Finolex Cables, Ltd.	7,919
1,488	Finolex Industries, Ltd.	10,482
21,744	Firstsource Solutions, Ltd.	14,752
743,739	GAIL India, Ltd.	3,757,613
11,419	Glenmark Pharmaceuticals, Ltd.	106,319
226,986	Grasim Industries, Ltd.	2,817,870
4,827	Great Eastern Shipping Co., Ltd. (The)	19,841
8,935	Gujarat Fluorochemicals, Ltd.	142,779
1,719	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	7,611
26,889	Gujarat Pipavav Port, Ltd.	38,233
32,753	Gujarat State Petronet, Ltd.	89,831
36,616	HCL Technologies, Ltd. Class T	574,545
21,924	HDFC Bank, Ltd., ADR	2,541,211
56,677	HDFC Bank, Ltd.	1,894,824
330,630	HDFC Life Insurance Co., Ltd.	1,803,133
6,556	Hero MotoCorp, Ltd.	241,524
860,438	Hindalco Industries, Ltd.	2,544,984
33,143	Hindustan Petroleum Corp., Ltd.	135,730
97,987	Hindustan Unilever, Ltd.	2,413,783
241,375	Housing Development Finance Corp., Ltd.	6,843,169
35,388	ICICI Bank, Ltd., ADR	405,546
221,189	ICICI Bank, Ltd.	1,274,291
422,223	IDFC Bank, Ltd.*	338,266
264,117	IDFC, Ltd.	176,904
461,973	Indiabulls Housing Finance, Ltd., ADR	5,739,735
58,726	Indiabulls Real Estate, Ltd.*	77,991
325,697	Indian Oil Corp., Ltd.	765,641
175,224	Indraprastha Gas, Ltd.	772,984
119,487	IndusInd Bank, Ltd.	3,071,907
332,086	Infosys, Ltd., ADR‡	3,629,700
735,547	Infosys, Ltd.	7,879,989
5,075	Ipca Laboratories, Ltd.	71,647
73,641	Jindal Steel & Power, Ltd.*	191,185

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	India — continued
21,551	JM Financial, Ltd.	29,429
134,159	JSW Energy, Ltd.*	140,792
24,265	JSW Steel, Ltd.	102,594
59,365	Jubilant Foodworks, Ltd.	1,241,202
64,714	Jubilant Life Sciences, Ltd.	620,283
124,460	Just Dial, Ltd.*	1,080,660
79,783	Kajaria Ceramics, Ltd.	681,337
1,991	Kalpataru Power Transmission, Ltd.	13,616
100,410	Karur Vysya Bank, Ltd. (The)	103,345
19,360	KPIT Engineering, Ltd.* **** ¤	24,509
19,360	KPIT Technologies, Ltd.*	27,667
25,418	L&T Finance Holdings, Ltd.	55,899
49,676	Larsen & Toubro, Ltd.	990,903
71,752	LIC Housing Finance, Ltd.	549,986
14,877	Lupin, Ltd.	158,692
17,661	Mahindra & Mahindra Financial Services, Ltd.	107,177
31,314	Mahindra & Mahindra, Ltd.	305,117
12,324	Mahindra CIE Automotive, Ltd.*	41,540
74,227	Manappuram Finance, Ltd.	133,668
17,612	Maruti Suzuki India, Ltd.	1,696,243
889,072	Motherson Sumi Systems, Ltd.	1,922,526
2,375	Motilal Oswal Financial Services, Ltd.	20,539
71,742	Mphasis, Ltd.	1,035,094
2,011	MRF, Ltd.	1,680,792
8,766	Muthoot Finance, Ltd.*	77,695
1,711	Natco Pharma, Ltd.	14,077
124,982	National Aluminium Co., Ltd.	100,040
79,506	NCC, Ltd.	129,574
61,886	NIIT Technologies, Ltd.	1,183,673
10,817	Oberoi Realty, Ltd.	81,508
550	ODISHA CEMENT, Ltd.	7,856
160,101	Oil & Natural Gas Corp., Ltd.	369,775
13,380	PC Jeweller, Ltd.	15,896
4,508	Persistent Systems, Ltd.	40,997
683,819	Petronet LNG, Ltd.	2,472,705
1,284	Pfizer, Ltd.	60,702
5,384	Piramal Enterprises, Ltd.	214,043
1,849	PNB Housing Finance, Ltd. 144A	23,125
149,632	Power Finance Corp., Ltd.	264,164
20,022	Prestige Estates Projects, Ltd.	72,834
177,823	Radico Khaitan, Ltd.	1,016,241
8,780	Rain Industries, Ltd.	12,947
5,787	Rajesh Exports, Ltd.	55,422
1,045	Ramco Cements, Ltd. (The)	11,103
101,677	RBL Bank, Ltd. 144A	995,121
157,497	REC, Ltd.	346,709
34,104	Reliance Capital, Ltd.	100,330
224,986	Reliance Industries, Ltd.	4,426,809
2,210	Reliance Industries, Ltd. (London Exchange), GDR	88,621

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	India — continued
191,600	Reliance Power, Ltd.*	31,253
2,509	Sadbhav Engineering, Ltd.	9,000
2,984	Shriram City Union Finance, Ltd.	79,904
10,340	Shriram Transport Finance Co., Ltd.	190,299
3,149	Sobha, Ltd.	23,415
1,607	SRF, Ltd.	55,836
61,065	State Bank of India*	282,561
2,196	State Bank of India, Reg S, GDR* ‡‡‡	101,565
33,085	Steel Authority of India, Ltd.*	25,694
194,949	Sterlite Technologies, Ltd.	614,606
6,618	Strides Pharma Science, Ltd.	45,053
37,691	Sun Pharmaceutical Industries, Ltd.	259,960
1,498	Sundaram Finance, Ltd.	33,517
4,518	Tata Chemicals, Ltd.	38,674
326,403	Tata Consultancy Services, Ltd.	9,423,399
78,855	Tata Global Beverages, Ltd.	232,439
98,846	Tata Motors, Ltd.*	248,132
31,521	Tata Steel, Ltd.	236,902
39,975	Tech Mahindra, Ltd.	448,020
13,380	Thomas Cook India, Ltd.	49,638
48,175	TV18 Broadcast, Ltd.*	24,618
1,134	UltraTech Cement, Ltd.	65,457
56,007	Union Bank of India*	76,886
217,171	UPL, Ltd.	3,003,245
1,183	Vardhman Textiles, Ltd.	18,614
790,943	Vedanta, Ltd.	2,109,942
1,344,021	Vodafone Idea, Ltd.*	348,252
26,227	Welspun India, Ltd.	22,526
63,184	Wipro, Ltd., ADR‡	251,472
59,461	Wipro, Ltd.	218,703
3,632	Wockhardt, Ltd.*	23,215
94,528	Yes Bank, Ltd.	374,564

	Total India	119,243,208

	Indonesia — 2.6%
12,160,100	Adaro Energy Tbk PT	1,148,549
70,800	AKR Corporindo Tbk PT	23,467
1,091,400	Aneka Tambang Tbk PT	67,829
128,100	Astra Agro Lestari Tbk PT	100,978
478,600	Astra International Tbk PT	246,190
438,500	Bank Central Asia Tbk PT	854,521
104,300	Bank Danamon Indonesia Tbk PT	68,117
2,914,900	Bank Mandiri Persero Tbk PT	1,525,000
799,500	Bank Maybank Indonesia Tbk PT	15,047
3,431,100	Bank Negara Indonesia Persero Tbk PT	2,264,911
624,500	Bank Pan Indonesia Tbk PT*	63,152
876,500	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	123,719
956,700	Bank Pembangunan Daerah Jawa Timur Tbk PT*	43,669
23,957,100	Bank Rakyat Indonesia Persero Tbk PT	6,931,408

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Indonesia — continued
717,600	Bank Tabungan Negara Persero Tbk PT	122,959
285,600	Barito Pacific Tbk PT	72,002
850,000	BFI Finance Indonesia Tbk PT	39,396
336,400	Bukit Asam Tbk PT	99,219
1,075,000	Bumi Serpong Damai Tbk PT*	106,066
3,729,200	Ciputra Development Tbk PT	261,882
394,700	Indah Kiat Pulp & Paper Corp. Tbk PT	238,372
68,500	Indo Tambangraya Megah Tbk PT	115,089
3,700	Indocement Tunggal Prakarsa Tbk PT	5,690
276,500	Indofood Sukses Makmur Tbk PT	123,784
764,900	Japfa Comfeed Indonesia Tbk PT	94,270
1,055,000	Jaya Real Property Tbk PT	44,082
2,110,500	Medco Energi Internasional Tbk PT*	131,906
1,350,100	Media Nusantara Citra Tbk PT	71,108
131,500	Pabrik Kertas Tjiwi Kimia Tbk PT	101,811
5,398,000	Perusahaan Gas Negara Persero Tbk PT	890,822
878,500	PP Persero Tbk PT	128,320
1,935,500	PP Properti Tbk PT	19,980
282,600	Semen Gresik Persero Tbk PT	276,845
108,800	Siloam International Hospitals Tbk PT*	29,034
892,500	Summarecon Agung Tbk PT	58,915
14,102,300	Telekomunikasi Indonesia Persero Tbk PT	3,911,804
730,800	Unilever Indonesia Tbk PT	2,526,238
1,035,310	United Tractors Tbk PT	1,966,653
113,000	Vale Indonesia Tbk PT*	26,901
2,870,800	Waskita Beton Precast Tbk PT	81,044
407,500	Waskita Karya Persero Tbk PT	56,804
6,079,100	Wijaya Karya Persero Tbk PT	922,111
577,200	XL Axiata Tbk PT*	109,441

	Total Indonesia	26,109,105

	Isle of Man — 0.0%
25,196	NEPI Rockcastle Plc	212,173

	Japan — 0.2%
60,500	Honda Motor Co., Ltd.	1,637,056
59,000	Isuzu Motors, Ltd.	775,046

	Total Japan	2,412,102

	Luxembourg — 0.0%
16,364	Kernel Holding SA	210,000

	Malaysia — 1.3%
54,700	Aeon Co. M Bhd	19,696
3,152,615	AirAsia Group Bhd	2,054,123
337,500	Alliance Bank Malaysia Bhd	338,120
306,700	AMMB Holdings Bhd	342,572
52,400	Axiata Group Bhd	53,266
1,600	Batu Kawan Bhd	6,655

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Malaysia — continued
14,900	BIMB Holdings Bhd	15,730
81,500	Boustead Holdings Bhd	25,353
71,300	Bumi Armada Bhd*	3,318
47,500	Cahya Mata Sarawak Bhd	38,861
291,320	CIMB Group Holdings Bhd	367,495
164,700	Dialog Group Bhd	127,887
199,100	DRB-Hicom Bhd	92,661
312,500	Eco World Development Group Bhd*	71,188
337,000	FGV Holdings Bhd*	97,406
264,100	Gamuda Bhd	186,309
428,900	Genting Bhd	697,586
1,494,300	Genting Malaysia Bhd	1,171,282
12,100	Genting Plantations Bhd	31,417
7,800	Hengyuan Refining Co. Bhd	11,139
170,300	Hong Leong Bank Bhd	846,807
10,800	Hong Leong Financial Group Bhd	50,740
50,000	IHH Healthcare Bhd	70,667
540,500	IJM Corp. Bhd	293,916
328,300	IOI Properties Group Bhd	106,150
34,500	Lotte Chemical Titan Holding Bhd 144A	34,648
43,900	Magnum Bhd	25,593
321,300	Mah Sing Group Bhd	73,193
338,056	Malayan Banking Bhd	767,613
829,900	Malaysia Airports Holdings Bhd	1,471,764
316,174	Malaysia Building Society Bhd	73,961
212,900	Malaysian Resources Corp. Bhd	46,152
100,400	MISC Bhd	164,526
123,600	MMC Corp. Bhd	29,973
60,300	Oriental Holdings Bhd	95,121
503,700	Petronas Chemicals Group Bhd	1,130,163
68,900	Petronas Gas Bhd	297,371
11,700	Pos Malaysia BHD	5,245
105,800	Public Bank Bhd	600,203
154,600	RHB Bank Bhd	215,853
1,152,800	Sapura Energy Bhd*	94,596
7,800	Scientex BHD	16,336
318,400	Sime Darby Bhd	173,921
181,600	Sime Darby Property Bhd	49,376
58,900	SP Setia Bhd Group	32,750
298,900	Sunway Bhd	123,001
65,600	Supermax Corp. Bhd	23,621
411,000	UEM Sunrise Bhd	82,552
17,500	UMW Holdings Bhd	24,562
164,000	UOA Development Bhd	86,369
145,300	VS Industry Bhd	38,082
57,200	Yinson Holdings Bhd	64,451
737,900	YTL Corp. Bhd	191,592

	Total Malaysia	13,152,932

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Mexico — 3.4%
42,023	ALEATICA SAB de CV	45,711
1,346,655	Alfa SAB de CV Class A	1,428,749
19,000	Alpek SAB de CV	25,438
95,100	Arca Continental SAB de CV	529,491
418,088	Banco del Bajio SA‡ 144A	830,895
10,037	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	67,950
62,866	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B‡	85,917
8,331	Becle SAB de CV	12,794
130,050	Cemex SAB de CV, ADR*	603,432
15,200	Coca-Cola Femsa SAB de CV Series L	100,505
15,700	El Puerto de Liverpool SAB de CV	99,166
95,500	Elementia SAB de CV* 144A	54,993
1,670,056	Fibra Uno Administracion SA de CV REIT	2,303,080
69,615	Fomento Economico Mexicano SAB de CV, ADR	6,424,072
12,016	Fomento Economico Mexicano SAB de CV	110,834
310,500	Gentera SAB de CV	241,549
30,570	Gruma SAB de CV Class B	313,273
87,700	Grupo Aeromexico SAB de CV* ‡	91,328
197,100	Grupo Aeroportuario del Centro Norte SAB de CV	1,111,930
306,100	Grupo Aeroportuario del Pacifico SAB de CV Class B	2,715,489
591	Grupo Aeroportuario del Sureste SAB de CV, ADR	95,600
31,002	Grupo Bimbo SAB de CV Series A	64,713
12,600	Grupo Carso SAB de CV Series A-1‡	49,361
33,217	Grupo Cementos de Chihuahua SAB de CV	183,145
107,100	Grupo Comercial Chedraui SA de CV	208,706
9,583	Grupo Elektra SAB DE CV‡	518,888
1,010,626	Grupo Financiero Banorte SAB de CV Series O	5,494,033
213,400	Grupo Financiero Inbursa SAB de CV Series O	295,498
34,200	Grupo Lala SAB de CV‡	44,378
363,660	Grupo Mexico SAB de CV Series B	996,257
76,700	Grupo Sanborns SAB de CV	73,942
19,886	Grupo Televisa SAB, ADR	219,939
57,100	Industrias Bachoco SAB de CV Series B	219,510
9,108	Industrias CH SAB de CV Series B* ‡	40,447
15,414	Industrias Penoles SAB de CV	192,485
448,179	Mexichem SAB de CV	1,072,071
220,500	Minera Frisco SAB de CV Class A* ‡	50,244
247,700	Nemak SAB de CV‡ 144A	143,404
14,495	Organizacion Soriana SAB de CV Class B* ‡	16,813
12,412	Promotora y Operadora de Infraestructura SAB de CV	123,151
1,809	Promotora y Operadora de Infraestructura SAB de CV Series L	11,378
22,100	Vitro SAB de CV Series A	56,955
2,600,500	Wal-Mart de Mexico SAB de CV	6,956,564

	Total Mexico	34,324,078

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Netherlands — 0.8%
46,515	Heineken Holding NV	4,664,082
90,474	Yandex NV Class A*	3,106,877

	Total Netherlands	7,770,959

	Nigeria — 0.1%
14,791,916	Guaranty Trust Bank Plc	1,477,143

	Papua New Guinea — 0.2%
404,463	Oil Search, Ltd.	2,255,385

	Philippines — 0.5%
688,400	Alliance Global Group, Inc.	211,856
6,935	Ayala Corp.	124,146
191,300	Ayala Land, Inc.	163,576
23,039	Bank of the Philippine Islands	36,943
176,100	BDO Unibank, Inc.	448,718
135,700	China Banking Corp.	69,388
156,900	DMCI Holdings, Inc.	35,856
204,200	Emperador, Inc.	28,699
6,070	GT Capital Holdings, Inc.	107,679
20,340	International Container Terminal Services, Inc.	50,627
240,310	JG Summit Holdings, Inc.	290,605
1,801,000	Megaworld Corp.	198,930
252,100	Metro Pacific Investments Corp.	23,285
154,854	Metropolitan Bank & Trust Co.	235,628
548,200	Petron Corp.	67,755
46,140	Philippine National Bank*	50,085
31,520	Pilipinas Shell Petroleum Corp.	29,653
5,745	PLDT, Inc.	125,819
24,000	Puregold Price Club, Inc.	21,984
29,100	Rizal Commercial Banking Corp.	14,797
246,500	Robinsons Land Corp.	115,012
38,420	Robinsons Retail Holdings, Inc.	57,802
30,470	San Miguel Corp.	100,967
12,670	San Miguel Food and Beverage, Inc.	26,059
40,030	Security Bank Corp.	131,883
49,700	Semirara Mining & Power Corp.	20,775
159,300	SM Prime Holdings, Inc.	121,045
4,270	Top Frontier Investment Holdings, Inc.*	21,224
28,020	Union Bank of the Philippines	32,470
755,930	Universal Robina Corp.	2,188,181
912,600	Vista Land & Lifescapes, Inc.	125,654

	Total Philippines	5,277,101

	Poland — 0.8%
22,554	Alior Bank SA*	351,501
22,601	Asseco Poland SA	305,957
1,414	Bank Handlowy w Warszawie SA	24,895
29,838	Bank Millennium SA*	69,578

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Poland — continued
2,112	Bank Polska Kasa Opieki SA	60,597
21,510	Cyfrowy Polsat SA*	144,079
37,983	Dino Polska SA*	1,198,780
67,330	Enea SA*	153,667
9,123	Grupa Azoty SA	98,039
28,496	Grupa Lotos SA	619,890
61,470	Jastrzebska Spolka Weglowa SA*	978,043
49,706	KGHM Polska Miedz SA*	1,387,259
769	mBank SA	85,287
373,088	PGE Polska Grupa Energetyczna SA*	967,303
33,462	Polski Koncern Naftowy ORLEN SA	852,206
522,040	Polskie Gornictwo Naftowe i Gazownictwo SA	851,718
13,359	Powszechna Kasa Oszczednosci Bank Polski SA	134,432
17,314	Powszechny Zaklad Ubezpieczen SA	182,902
231,480	Tauron Polska Energia SA*	122,205

	Total Poland	8,588,338

	Qatar — 0.1%
5,502	Industries Qatar QSC	187,241
1,312	Qatar Islamic Bank SAQ	54,649
20,302	Qatar National Bank QPSC	1,006,527

	Total Qatar	1,248,417

	Russia — 1.5%
551,440	Gazprom PJSC, ADR	2,489,200
271,337	Gazprom PJSC (OTC Exchange), ADR‡	1,226,443
45,651	LUKOIL PJSC (Euroclear Shares), ADR	4,090,330
6,698	Magnitogorsk Iron & Steel Works PJSC, Reg S, GDR‡‡‡	60,014
16,808	MMC Norilsk Nickel PJSC, ADR	354,985
274,884	Mobile Telesystems PJSC, ADR	2,078,123
4,578	Novatek PJSC, Reg S, GDR‡‡‡	784,669
18,957	Novolipetsk Steel PJSC, GDR	486,626
83,399	Rosneft Oil Co. PJSC, Reg S, GDR‡‡‡	523,746
23,672	Sberbank of Russia PJSC, ADR	313,891
122,406	Severstal PJSC, Reg S, GDR‡‡‡	1,909,534
88,066	Surgutneftegas PJSC, ADR	326,725
303,080	VTB Bank PJSC, Reg S, GDR‡‡‡	346,117

	Total Russia	14,990,403

	Singapore — 0.2%
398,500	Singapore Telecommunications, Ltd.	888,498
69,980	United Overseas Bank, Ltd.	1,301,437

	Total Singapore	2,189,935

	South Africa — 5.8%
59,657	Absa Group, Ltd.‡	629,199
38,082	AECI, Ltd.	252,872
100,936	African Rainbow Minerals, Ltd.	1,187,750

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	South Africa — continued
1,461	Anglo American Platinum, Ltd.	74,578
29,204	AngloGold Ashanti, Ltd., ADR‡	382,572
27,376	AngloGold Ashanti, Ltd.‡	363,697
43,907	Aspen Pharmacare Holdings, Ltd.	283,087
257,596	AVI, Ltd.	1,612,783
66,687	Barloworld, Ltd.	587,276
106,375	Bid Corp., Ltd.	2,198,128
143,407	Bidvest Group, Ltd. (The)	1,924,192
39,231	Capitec Bank Holdings, Ltd.	3,672,460
161,042	Clicks Group, Ltd.	2,057,072
9,617	Discovery, Ltd.	91,227
3,329	Distell Group Holdings, Ltd.‡	29,739
177,789	Exxaro Resources, Ltd.	2,026,150
636,201	FirstRand, Ltd.‡	2,777,513
52,276	Foschini Group, Ltd. (The)	590,863
442,132	Gold Fields, Ltd., ADR	1,649,152
43,509	Gold Fields, Ltd.	160,746
250,718	Growthpoint Properties, Ltd. REIT	424,549
20,455	Imperial Logistics, Ltd.‡	84,919
54,823	Investec, Ltd.	320,622
46,715	Italtile, Ltd.	43,731
216,604	KAP Industrial Holdings, Ltd.	105,589
1,689	Kumba Iron Ore, Ltd.‡	50,396
38,874	Liberty Holdings, Ltd.	272,337
72,170	Life Healthcare Group Holdings, Ltd.	134,319
470,749	MMI Holdings, Ltd.‡	541,543
25,690	Mondi, Ltd.	567,874
11,078	Motus Holdings, Ltd.‡	62,852
142,347	Mr Price Group, Ltd.	1,870,684
65,904	MTN Group, Ltd.‡	404,987
36,662	Naspers, Ltd. Class N	8,471,035
19,631	Nedbank Group, Ltd.‡	342,002
44,298	Netcare, Ltd.	71,725
7,817	Northam Platinum, Ltd.*	34,420
186,389	Old Mutual, Ltd.‡	282,661
139,430	Pick n Pay Stores, Ltd.	642,077
12,375	Pioneer Foods Group, Ltd.	68,752
470,452	PPC, Ltd.*	153,324
8,037	PSG Group, Ltd.	145,735
467,772	Redefine Properties, Ltd. REIT	314,632
345,642	Remgro, Ltd.	4,440,228
50,029	Reunert, Ltd.	246,307
74,875	RMB Holdings, Ltd.‡	394,487
38,975	Sanlam, Ltd.‡	199,344
269,496	Sappi, Ltd.	1,245,517
7,568	Sasol, Ltd., ADR‡	234,154
40,499	Sasol, Ltd.	1,263,729
202,383	Shoprite Holdings, Ltd.	2,225,880
568,362	Sibanye Gold, Ltd.*	619,942

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	South Africa — continued
17,032	Spar Group, Ltd. (The)	226,617
166,962	Standard Bank Group, Ltd.	2,144,500
93,635	Super Group, Ltd.*	216,082
81,164	Telkom SA SOC, Ltd.	410,400
326,550	Tiger Brands, Ltd.	6,000,572
34,879	Tongaat Hulett, Ltd.	52,145
268,188	Truworths International, Ltd.	1,290,427
41,502	Tsogo Sun Holdings, Ltd.	55,571
9,158	Vodacom Group, Ltd.	70,762
52,776	Woolworths Holdings, Ltd.	170,098

	Total South Africa	59,468,583

	South Korea — 9.4%
17,799	AfreecaTV Co., Ltd.	857,726
302	Asia Cement Co., Ltd.	31,395
18,126	Asiana Airlines, Inc.*	56,050
4,361	BGF Co., Ltd.	31,427
592	Binggrae Co., Ltd.	34,995
76,962	BNK Financial Group, Inc.	452,917
16,145	Cheil Worldwide, Inc.	344,207
434	CJ CheilJedang Corp.	123,497
826	CJ Corp.	90,597
4,081	CJ Hello Co., Ltd.	33,292
448	CJ Logistics Corp.*	65,319
2,932	Daekyo Co., Ltd.	15,989
11,234	Daelim Industrial Co., Ltd.	954,064
3,287	Daesang Corp.	82,095
3,025	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	74,486
3,137	Daou Technology, Inc.	58,451
2,211	DB HiTek Co., Ltd.	24,348
2,778	DB Insurance Co., Ltd.	168,134
48,210	DGB Financial Group, Inc.	346,996
18,298	Dongkuk Steel Mill Co., Ltd.*	118,806
50	Dongwon F&B Co., Ltd.	11,255
287	Dongwon Industries Co., Ltd.	58,912
3,027	Doosan Bobcat, Inc.	82,402
852	Doosan Corp.	69,505
16,679	Doosan Heavy Industries & Construction Co., Ltd.* ‡	98,302
13,049	Doosan Infracore Co., Ltd.*	81,046
3,169	E-MART, Inc.	480,194
7,243	Eugene Corp.	42,433
20,251	Fila Korea, Ltd.	1,391,576
4,455	GS Engineering & Construction Corp.	167,195
8,233	GS Holdings Corp.	382,964
363	GS Home Shopping, Inc.	57,211
1,535	GS Retail Co., Ltd.	52,943
859	Halla Holdings Corp.	30,800
98,800	Hana Financial Group, Inc.	3,168,285
2,051	Handsome Co., Ltd.	80,497

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	South Korea — continued
538	Hanil Cement Co., Ltd.	68,488
442	Hanil Holdings Co., Ltd.	21,300
3,259	Hanjin Kal Corp.	73,788
1,291	Hanjin Transportation Co., Ltd.	41,229
8,806	Hankook Tire Co., Ltd.	290,534
776	Hansol Paper Co., Ltd.	10,084
10,091	Hanwha Aerospace Co., Ltd.*	305,815
23,695	Hanwha Chemical Corp.	436,284
9,719	Hanwha Corp.	260,292
16,935	Hanwha General Insurance Co., Ltd.	77,133
107,871	Hanwha Life Insurance Co., Ltd.	380,129
5,185	Harim Holdings Co., Ltd.	52,987
6,201	HDC Holdings Co., Ltd.	103,523
3,159	HDC Hyundai Development Co-Engineering & Construction Series E	141,099
2,951	Hite Jinro Co., Ltd.	48,096
156	Hyosung Advanced Materials Corp.*	17,248
111	Hyosung Chemical Corp.	13,739
774	Hyosung Corp.	51,482
150	Hyosung TNC Co., Ltd.	22,861
1,417	Hyundai Construction Equipment Co., Ltd.	59,484
5,900	Hyundai Department Store Co., Ltd.	524,976
52,745	Hyundai Engineering & Construction Co., Ltd.	2,481,352
618	Hyundai Glovis Co., Ltd.	69,961
7,291	Hyundai Greenfood Co., Ltd.	91,852
1,163	Hyundai Heavy Industries Co., Ltd.*	121,925
955	Hyundai Heavy Industries Holdings Co., Ltd.	280,165
1,027	Hyundai Home Shopping Network Corp.	98,620
537	Hyundai Livart Furniture Co., Ltd.	9,722
34,159	Hyundai Marine & Fire Insurance Co., Ltd.	1,140,539
5,196	Hyundai Mipo Dockyard Co., Ltd.	269,161
6,147	Hyundai Mobis Co., Ltd.	1,129,107
12,299	Hyundai Motor Co.	1,294,803
8,145	Hyundai Steel Co.	322,184
3,661	Hyundai Wia Corp.	130,623
23,114	Industrial Bank of Korea	286,100
2,322	IS Dongseo Co., Ltd.	64,233
47,860	JB Financial Group Co., Ltd.	234,852
35,071	KB Financial Group, Inc.	1,293,033
1,323	KCC Corp.	371,223
26,900	Kia Motors Corp.	837,737
2,041	KISWIRE, Ltd.	44,592
10,952	KIWOOM Securities Co., Ltd.	782,492
8,443	Koh Young Technology, Inc.	635,959
889	Kolon Corp.	26,315
3,072	Kolon Industries, Inc.	136,942
5,615	Korea Asset In Trust Co., Ltd.	20,677
64,013	Korea Electric Power Corp.*	1,686,185
787	Korea Electric Terminal Co., Ltd.	42,571
15,801	Korea Investment Holdings Co., Ltd.	864,454

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	South Korea — continued
2,429	Korea Line Corp.*	45,259
6,849	Korea Petrochemical Ind Co., Ltd.	947,311
3,595	Korea Zinc Co., Ltd.	1,472,712
4,635	Korean Air Lines Co., Ltd.	130,054
30,323	Korean Reinsurance Co.	244,433
61,770	KT Corp., ADR	768,419
2,427	KT Skylife Co., Ltd.	25,230
1,039	KT&G Corp.	94,737
15,544	Kumho Petrochemical Co., Ltd.	1,303,664
670	Kumho Tire Co., Inc.*	2,579
6,138	LF Corp.	135,186
7,583	LG Chem, Ltd.	2,445,052
77,778	LG Corp.	5,310,365
24,582	LG Display Co., Ltd.* ‡	422,297
3,066	LG Electronics, Inc.	202,851
2,064	LG Hausys, Ltd.	110,373
3,545	LG Household & Health Care, Ltd.	4,425,394
691	LG Innotek Co., Ltd.	71,529
8,961	LG International Corp.	126,706
5,498	LG Uplus Corp.	74,834
1,034	LIG Nex1 Co., Ltd.	35,845
817	Lotte Chemical Corp.	209,090
8	Lotte Chilsung Beverage Co., Ltd.	12,482
1,164	Lotte Fine Chemical Co., Ltd.	45,223
40	Lotte Food Co., Ltd.	22,377
1,597	Lotte Himart Co., Ltd.	72,035
3,884	Lotte Shopping Co., Ltd.	609,067
1,775	LS Corp.	81,784
1,410	Mando Corp.	35,526
1,004	Medy-Tox, Inc.	516,373
2,483	Meritz Financial Group, Inc.	31,062
2,886	Meritz Fire & Marine Insurance Co., Ltd.	61,783
30,315	Meritz Securities Co., Ltd.	130,463
65,536	Mirae Asset Daewoo Co., Ltd.	423,204
13,550	Mirae Asset Life Insurance Co., Ltd.	61,358
29,184	Modetour Network, Inc.	593,913
2,471	Namhae Chemical Corp.	24,272
5,629	Nexen Tire Corp.	49,194
11,431	NH Investment & Securities Co., Ltd.	135,448
363	NHN Entertainment Corp.*	28,302
2,817	Nong Shim Co., Ltd.	766,851
2,020	OCI Co., Ltd.	165,323
5,055	Orion Corp.	445,335
4,005	Orion Holdings Corp.	65,450
12,140	Pan Ocean Co., Ltd.*	43,957
3,347	Poongsan Corp.	85,216
21,870	POSCO	4,874,557
3,308	Posco International Corp.	51,728
1,326	S&T Motiv Co., Ltd.	45,092

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	South Korea — continued
1,400	Samsung C&T Corp.	131,971
6,619	Samsung Card Co., Ltd.	200,593
675,095	Samsung Electronics Co., Ltd.	26,555,362
914	Samsung Fire & Marine Insurance Co., Ltd.	242,370
11,648	Samsung Heavy Industries Co., Ltd.*	84,761
8,690	Samsung Life Insurance Co., Ltd.	643,845
173	Samsung SDI Co., Ltd.	32,692
1,777	Samsung SDS Co., Ltd.	367,893
13,625	Samsung Securities Co., Ltd.	399,711
1,020	Samyang Corp.	54,455
1,103	Samyang Holdings Corp.	80,167
4,072	Seah Besteel Corp.	68,698
1,034	Sebang Global Battery Co., Ltd.	42,085
24,141	SFA Engineering Corp.	920,893
85,437	Shinhan Financial Group Co., Ltd.	3,161,267
4,166	Shinsegae International, Inc.	1,099,213
511	Shinsegae, Inc.	151,936
27,551	Silicon Works Co., Ltd.	1,025,487
1,679	Sindoh Co., Ltd.	69,077
1,594	SK Discovery Co., Ltd.	37,213
1,185	SK Gas, Ltd.	95,418
921	SK Holdings Co., Ltd.	219,479
10,614	SK Hynix, Inc.	693,823
1,750	SK Innovation Co., Ltd.	276,738
45,410	SK Networks Co., Ltd.	242,032
590	SK Telecom Co., Ltd.	130,724
1,417	SKC Co., Ltd.	45,128
3,982	SL Corp.	77,177
11,279	Soulbrain Co., Ltd.	525,645
7,760	Ssangyong Motor Co.*	34,866
127	Taekwang Industrial Co., Ltd.	181,029
6,785	Taeyoung Engineering & Construction Co., Ltd.	74,120
14,048	Tongyang Life Insurance Co., Ltd.	56,868
5,297	Wonik Holdings Co., Ltd.*	22,586
44,465	Woori Financial Group, Inc.	538,625
86	Young Poong Corp.	60,611
1,900	Youngone Corp.	54,568
1,790	Youngone Holdings Co., Ltd.	100,925
10,268	Yuanta Securities Korea Co., Ltd.*	27,952
3,705	Yuhan Corp.	783,367

	Total South Korea	95,680,926

	Spain — 0.0%
16,331	CEMEX Latam Holdings SA*	24,608

	Switzerland — 0.4%
75,494	ABB, Ltd.	1,418,308
50,026	Coca-Cola HBC AG*	1,704,624

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Switzerland — continued
8,583	Nestle SA	817,880

	Total Switzerland	3,940,812

	Taiwan — 9.8%
21,000	A-DATA Technology Co., Ltd.	27,152
413,000	Acer, Inc.*	264,653
39,000	Ardentec Corp.	36,064
94,000	ASE Technology Holding Co., Ltd.*	205,869
959,000	Asia Cement Corp.	1,247,738
513,000	Asustek Computer, Inc.	3,711,783
857,000	AU Optronics Corp.	315,600
261,000	Bioteque Corp.	1,016,207
21,000	Brighton-Best International Taiwan, Inc.	24,291
537,140	Capital Securities Corp.	167,309
18,000	Catcher Technology Co., Ltd.	138,414
1,046,000	Cathay Financial Holding Co., Ltd.	1,525,533
158,000	Cathay Real Estate Development Co., Ltd.	123,548
23,062	Center Laboratories, Inc.*	62,256
428,480	Chang Hwa Commercial Bank, Ltd.	256,500
206,000	Cheng Loong Corp.	137,019
53,000	Cheng Shin Rubber Industry Co., Ltd.	72,139
118,000	Cheng Uei Precision Industry Co., Ltd.	150,082
22,110	Chicony Electronics Co., Ltd.	51,436
12,000	Chilisin Electronics Corp.	34,964
103,000	Chin-Poon Industrial Co., Ltd.	127,328
3,301,000	China Airlines, Ltd.	1,056,046
3,193,000	China Development Financial Holding Corp.	1,067,079
995,600	China General Plastics Corp.	733,282
725,840	China Life Insurance Co., Ltd.	615,847
214,000	China Man-Made Fiber Corp.	69,434
439,000	China Petrochemical Development Corp.*	172,350
838,000	China Steel Corp.	687,899
31,000	Chipbond Technology Corp.	71,414
56,944	ChipMOS Technologies, Inc.	48,407
9,000	Chong Hong Construction Co., Ltd.	26,281
155,000	Chung Hung Steel Corp.*	57,332
117,000	Chung Hwa Pulp Corp.	37,203
886,000	Compal Electronics, Inc.	550,507
143,000	Compeq Manufacturing Co., Ltd.	109,963
120,000	Coretronic Corp.	189,225
2,536,120	CTBC Financial Holding Co., Ltd.	1,682,765
29,000	CTCI Corp.	45,165
66,000	Darwin Precisions Corp.	44,114
209,000	Delta Electronics, Inc.	1,078,211
31,000	Depo Auto Parts Ind Co., Ltd.	68,597
44,000	E Ink Holdings, Inc.	49,253
3,186,878	E.Sun Financial Holding Co., Ltd.	2,455,780
77,000	EnTie Commercial Bank Co., Ltd.	33,728
208,000	Epistar Corp.	167,369

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Taiwan — continued
87,740	Eternal Materials Co., Ltd.	69,747
638,342	Eva Airways Corp.	312,745
147,000	Evergreen International Storage & Transport Corp.	64,150
480,549	Evergreen Marine Corp. Taiwan, Ltd.	186,323
116,000	Everlight Electronics Co., Ltd.	117,617
304,000	Far Eastern Department Stores, Ltd.	161,762
633,720	Far Eastern International Bank	230,290
385,000	Far Eastern New Century Corp.	380,372
34,000	Feng Hsin Steel Co., Ltd.	66,631
15,000	Feng TAY Enterprise Co., Ltd.	106,098
2,028,381	First Financial Holding Co., Ltd.	1,388,648
31,000	FLEXium Interconnect, Inc.	93,340
33,000	Formosa Advanced Technologies Co., Ltd.	37,903
566,000	Formosa Chemicals & Fibre Corp.	2,056,813
115,000	Formosa Plastics Corp.	408,575
126,000	Foxconn Technology Co., Ltd.	251,424
829,997	Fubon Financial Holding Co., Ltd.	1,238,781
17,000	Getac Technology Corp.	28,351
496,000	Giant Manufacturing Co., Ltd.	3,540,501
91,000	Gigabyte Technology Co., Ltd.	144,972
30,000	Globalwafers Co., Ltd.	294,934
245,000	Grand Pacific Petrochemical	190,385
117,000	Grape King Bio, Ltd.	755,439
54,570	Great Wall Enterprise Co., Ltd.	62,501
18,000	Greatek Electronics, Inc.	24,821
801,000	HannStar Display Corp.	177,246
44,000	Highwealth Construction Corp.	72,523
9,000	Holy Stone Enterprise Co., Ltd.	33,874
795,200	Hon Hai Precision Industry Co., Ltd.	1,896,374
422,115	Hua Nan Financial Holdings Co., Ltd.	265,701
23,000	Huaku Development Co., Ltd.	55,223
891,800	Hung Sheng Construction, Ltd.	859,378
18,000	IEI Integration Corp.	19,799
1,432,000	Innolux Corp.	464,626
47,796	International CSRC Investment Holdings Co.	64,823
324,000	Inventec Corp.	246,518
54,000	Kenda Rubber Industrial Co., Ltd.	51,774
19,000	Kerry TJ Logistics Co., Ltd.	22,717
85,000	King Yuan Electronics Co., Ltd.	72,395
157,000	King’s Town Bank Co., Ltd.	163,008
338,000	Kinpo Electronics	124,472
81,000	Kinsus Interconnect Technology Corp.	118,528
264,000	Lite-On Technology Corp., ADR	384,173
190,462	Long Chen Paper Co., Ltd.	105,364
14,000	Lung Yen Life Service Corp.	28,254
59,000	Macronix International	40,009
138,000	Makalot Industrial Co., Ltd.	967,148
26,000	MediaTek, Inc.	238,315
330,000	Mega Financial Holding Co., Ltd.	300,336

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Taiwan — continued
114,480	Mercuries & Associates Holding, Ltd.	66,674
284,445	Mercuries Life Insurance Co., Ltd.*	104,289
242,000	Micro-Star International Co., Ltd.	679,191
47,000	Nan Kang Rubber Tire Co., Ltd.	47,579
130,000	Nan Ya Plastics Corp.	332,798
599,000	Nanya Technology Corp.	1,193,316
20,000	Nien Made Enterprise Co., Ltd.	176,181
317,000	O-Bank Co., Ltd.	80,637
33,000	Oriental Union Chemical Corp.	27,946
28,000	Pan Jit International, Inc.*	24,211
188,000	Pegatron Corp.	325,121
16,000	Phison Electronics Corp.	156,779
581,000	Pou Chen Corp.	707,858
391,000	Powertech Technology, Inc.	923,567
236,000	President Chain Store Corp.	2,323,973
28,000	President Securities Corp.	12,673
382,000	Primax Electronics, Ltd.	752,337
324,000	Prince Housing & Development Corp.	121,945
91,000	Qisda Corp., ADR	58,313
73,000	Quanta Computer, Inc.	136,902
428,000	Radiant Opto-Electronics Corp.	1,369,244
78,000	Radium Life Tech Co., Ltd.*	37,582
68,000	Realtek Semiconductor Corp.	401,551
31,000	Rechi Precision Co., Ltd.	25,447
64,000	Ruentex Industries, Ltd.	167,992
20,000	San Fang Chemical Industry Co., Ltd.	14,958
117,000	Sanyang Motor Co., Ltd.	76,683
45,000	Shihlin Electric & Engineering Corp.	61,323
4,511,903	Shin Kong Financial Holding Co., Ltd.	1,329,248
23,000	Shin Zu Shing Co., Ltd.	81,715
340,000	Shinkong Synthetic Fibers Corp.	153,891
33,000	Sigurd Microelectronics Corp.	32,229
123,000	Simplo Technology Co., Ltd.	1,085,511
942,480	SinoPac Financial Holdings Co., Ltd.	348,608
78,000	Sunny Friend Environmental Technology Co., Ltd.	609,919
401,000	Sunonwealth Electric Machine Industry Co., Ltd.	459,282
75,000	Synnex Technology International Corp.	90,037
45,530	TA Chen Stainless Pipe	67,142
542,825	Taichung Commercial Bank Co., Ltd.	200,782
180,000	TaiDoc Technology Corp.	981,165
901,263	Taishin Financial Holding Co., Ltd.	410,855
1,510,680	Taiwan Business Bank	588,185
422,000	Taiwan Cement Corp.	564,803
1,884,900	Taiwan Cooperative Financial Holding Co., Ltd.	1,192,568
241,000	Taiwan Glass Industry Corp.	107,518
48,000	Taiwan Hon Chuan Enterprise Co., Ltd.	76,546
404,266	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	16,558,735
476,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,791,567
28,000	Taiwan Shin Kong Security Co., Ltd.	34,704

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Taiwan — continued
52,000	Tatung Co., Ltd.*	40,999
47,616	TCI Co., Ltd.	651,967
404,000	Teco Electric and Machinery Co., Ltd.	275,271
225,000	Ton Yi Industrial Corp.	95,634
15,000	Tong Hsing Electronic Industries, Ltd.	50,372
78,000	Tong Yang Industry Co., Ltd.	100,092
20,000	Transcend Information, Inc.	45,424
23,000	Tripod Technology Corp.	74,253
27,000	TSRC Corp.	24,091
243,000	Tung Ho Steel Enterprise Corp.	167,543
67,000	TXC Corp.	70,108
80,000	U-Ming Marine Transport Corp.	80,596
5,549,015	Uni-President Enterprises Corp.	13,467,216
410,000	Unimicron Technology Corp.	393,764
204,970	Union Bank Of Taiwan	71,160
35,700	Unitech Printed Circuit Board Corp.	24,093
1,153,000	United Microelectronics Corp.	435,828
230,040	UPC Technology Corp.	92,925
243,780	USI Corp.	95,312
49,000	Wah Lee Industrial Corp.	84,580
565,000	Walsin Lihwa Corp.	323,559
331,000	Walsin Technology Corp.	2,147,921
118,000	Wan Hai Lines, Ltd.	61,449
642,224	Waterland Financial Holdings Co., Ltd.	218,794
553,000	Winbond Electronics Corp.	264,653
576,447	Wistron Corp.	443,270
28,560	Wistron NeWeb Corp.	75,059
98,720	WPG Holdings, Ltd.	128,763
36,000	WT Microelectronics Co., Ltd.	47,481
166,000	Yang Ming Marine Transport Corp.*	46,589
341,000	YFY, Inc.	131,109
312,090	Yieh Phui Enterprise Co., Ltd.	100,957
1,148,000	Yuanta Financial Holding Co., Ltd.	653,701
258,000	Yulon Motor Co., Ltd.	162,817
8,000	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	19,416
35,000	Yungtay Engineering Co., Ltd.	72,679

	Total Taiwan	100,210,362

	Thailand — 2.5%
1,837,800	Airports of Thailand PCL	3,908,981
379,100	AP Thailand PCL Class F¤	84,218
92,100	Bangchak Corp. PCL Class F¤	93,595
85,600	Bangkok Airways PCL Class F¤	31,829
57,500	Bangkok Bank PCL, NVDR	375,059
42,900	Bangkok Life Assurance PCL, NVDR	37,175
543,100	Banpu PCL Class F¤	277,240
184,600	Charoen Pokphand Foods PCL Class F	148,331
1,307,900	CP ALL PCL Class F	3,080,685
15,800	Electricity Generating PCL Class N, NVDR	145,379

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Thailand — continued
57,200	Esso Thailand PCL Class F¤	19,827
338,500	Golden Land Property Development PCL Class F¤	89,065
114,600	Hana Microelectronics PCL Class F¤	111,946
349,200	IRPC PCL Class F	62,721
147,900	Kasikornbank PCL, NVDR	873,838
379,600	Kasikornbank PCL Class F	2,248,773
24,100	Kiatnakin Bank PCL Class F¤	52,779
1,127,600	Krung Thai Bank PCL, NVDR	682,210
369,600	Krung Thai Bank PCL Class F	223,612
741,600	Krungthai Card PCL Class F¤	823,740
43,600	MBK PCL Class F¤	28,577
510,900	Muangthai Capital PCL Class F¤	708,354
69,700	Precious Shipping PCL Class F* ¤	17,790
318,500	Pruksa Holding PCL Class F¤	180,652
551,900	PTT Exploration & Production PCL Class N, NVDR	2,182,557
46,100	PTT Exploration & Production PCL Class F	182,308
574,200	PTT Global Chemical PCL, NVDR	1,216,794
167,100	PTT Global Chemical PCL Class F	354,103
1,865,100	PTT PCL, NVDR	2,821,011
387,000	PTT PCL Class F	582,299
2,363,200	Sansiri PCL Class F¤	97,551
194,300	Siam Commercial Bank PCL (The) Class F	808,180
1,015,800	Sino-Thai Engineering & Construction PCL Class F¤	771,413
70,000	Sri Trang Agro-Industry PCL Class F¤	28,234
361,600	Star Petroleum Refining PCL Class F¤	124,198
113,200	Supalai PCL Class F¤	67,417
262,000	Thai Airways International PCL Class F* ¤	101,547
362,200	Thai Oil PCL, NVDR	793,222
82,800	Thai Oil PCL Class F¤	181,333
92,200	Thai Union Group PCL Class F¤	56,072
146,200	Thanachart Capital PCL Class F¤	251,076
255,400	Tisco Financial Group PCL Class F¤	710,227
1,448,000	TMB Bank PCL Class F¤	93,081
346,800	True Corp. PCL Class F	52,017
14,000	Vinythai PCL Class F¤	10,896

	Total Thailand	25,791,912

	Turkey — 0.4%
269,384	Akbank T.A.S.*	301,350
4,992	Anadolu Efes Biracilik Ve Malt Sanayii AS	15,472
162,637	Arcelik AS	486,506
8,486	Aygaz AS	14,465
28,851	BIM Birlesik Magazalar AS	389,133
3,454	Coca-Cola Icecek AS	18,549
87,117	Dogan Sirketler Grubu Holding AS*	17,579
31,339	Enka Insaat ve Sanayi AS	25,461
13,646	Eregli Demir ve Celik Fabrikalari TAS	22,028
15,339	Ford Otomotiv Sanayi AS	132,441
88,701	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D*	37,681

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Turkey — continued
26,827	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A*	11,111
23,713	KOC Holding AS	67,534
22,782	Koza Anadolu Metal Madencilik Isletmeleri AS*	22,501
8,732	Pegasus Hava Tasimaciligi AS*	42,040
30,173	Soda Sanayii AS	40,056
172,482	TAV Havalimanlari Holding AS	712,569
125,332	Tekfen Holding AS	500,033
49,611	Trakya Cam Sanayii AS	29,154
26,298	Turk Hava Yollari AO*	60,187
98,151	Turkiye Garanti Bankasi AS	144,892
298,141	Turkiye Halk Bankasi AS	336,686
322,135	Turkiye Is Bankasi AS Class C	313,605
386,900	Turkiye Sinai Kalkinma Bankasi AS*	52,047
92,896	Turkiye Sise ve Cam Fabrikalari AS	95,862
72,860	Turkiye Vakiflar Bankasi TAO Series D	58,421
99,335	Yapi ve Kredi Bankasi AS*	37,451

	Total Turkey	3,984,814

	United Arab Emirates — 0.2%
85,401	Abu Dhabi Commercial Bank PJSC	220,414
1,883,411	Emaar Malls PJSC	892,199
55,296	Emirates Telecommunications Group Co. PJSC	251,407
113,451	First Abu Dhabi Bank PJSC	471,335

	Total United Arab Emirates	1,835,355

	United Kingdom — 1.0%
381,173	Cairn Energy Plc*	804,137
86,981	GlaxoSmithKline Plc	1,809,823
51,510	Mondi Plc	1,139,700
102,600	Unilever Plc	5,875,806
88,564	WPP Plc	935,691

	Total United Kingdom	10,565,157

	United States — 1.1%
27,845	Citigroup, Inc.	1,732,516
19,335	Cognizant Technology Solutions Corp. Class A	1,400,821
13,945	Johnson & Johnson	1,949,371
10,829	Microsoft Corp.	1,277,172
14,626	PPG Industries, Inc.	1,650,837
64,511	Southern Copper Corp.	2,559,796
18,515	Yum China Holdings, Inc.	831,509

	Total United States	11,402,022

	TOTAL COMMON STOCKS (COST $918,966,708)	916,056,670

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	PREFERRED STOCKS — 1.8%

	Brazil — 1.7%
91,300	Banco Bradesco SA, 2.64%	1,007,380
230,800	Banco do Estado do Rio Grande do Sul SA, 8.64% Series B	1,434,605
21,400	Braskem SA, 3.88%	279,893
10,500	Cia Brasileira de Distribuicao, 1.90%	246,764
365,400	Gerdau SA, 2.84%	1,421,527
523,955	Itau Unibanco Holding SA, 4.19%	4,635,447
695,262	Itausa — Investimentos Itau SA, 3.44%	2,140,257
653,400	Petroleo Brasileiro SA, 3.08%	4,711,156
384,300	Randon SA Implementos e Participacoes, 1.05%	957,862
115,200	Usinas Siderurgicas de Minas Gerais SA, 1.34% Series A	297,199

	Total Brazil	17,132,090

	Colombia — 0.0%
5,238	Banco Davivienda SA, 2.06%	61,498
15,537	Grupo Argos SA, 2.19%	72,186
6,424	Grupo de Inversiones Suramericana SA, 1.51%	69,373

	Total Colombia	203,057

	Germany — 0.1%
12,612	Bayerische Motoren Werke AG, 6.36%	829,857

	South Korea — 0.0%
123	CJ Corp., 0.00%* **** ¤	3,973
14,035	Samsung Electronics Co., Ltd., 2.80%	448,215

	Total South Korea	452,188

	TOTAL PREFERRED STOCKS (COST $17,176,811)	18,617,192

	RIGHTS — 0.0%

	Hong Kong — 0.0%
71,516	Xinjiang Goldwind Science & Technology Co., Ltd., Expires 04/26/2019* **** ¤	28,151

	India — 0.0%
3,077,100	Vodafone Idea, Ltd., Expires 04/24/2019* **** ¤	242,081

	South Korea — 0.0%
9,682	Doosan Heavy Industries & Construction Co., Ltd., Expires 04/26/2019* **** ¤	9,724

	TOTAL RIGHTS (COST $705,617)	279,956

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.5%

	Investment Fund — 0.6%
5,491,115	State Street Institutional Treasury Plus Money Market Fund, Institutional Class, 2.34%## *****	5,491,115

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Par Value ($)	Description	Value ($)

	MUTUAL FUND - SECURITIES LENDING COLLATERAL — 0.6%
6,377,010	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## ***	6,377,010

	U.S. Government and Agency Obligations — 0.3%
1,700,000	United States Treasury Bill, 2.36%, due 05/30/19** ‡‡	1,693,460
1,000,000	United States Treasury Bill, 2.41%, due 09/12/19** ‡‡	989,237

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $2,681,959)	2,682,697

	TOTAL SHORT-TERM INVESTMENTS (COST $14,550,084)	14,550,822

	TOTAL INVESTMENTS — 93.2% (Cost $951,399,220)	949,504,640

	Other Assets and Liabilities (net) — 6.8%	69,142,531

	NET ASSETS — 100.0%	$1,018,647,171

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments:

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7 day net yield as of March 31, 2019.

*	Non-income producing security

**	All or a portion of this security is pledged for open futures collateral.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $308,438 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $734,929.

*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

¤	Illiquid security. The total market value of the securities at year end is $5,456,868 which represents 0.5% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $5,922,175.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $4,770,529 which represents 0.5% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
BRL	15,722,000	USD	4,162,420	06/19/19	Citibank N.A. London	$(144,471)
CLP	50,743,000	USD	76,885	06/19/19	Citibank N.A. London	(2,313)
CNH	48,591,000	USD	7,239,964	06/19/19	Citibank N.A. London	(11,130)
COP	11,900,000,000	USD	3,795,992	06/19/19	Citibank N.A. London	(75,636)
CZK	63,000,000	USD	2,791,195	06/19/19	Citibank N.A. London	(46,750)
EUR	610,000	USD	697,335	06/19/19	Citibank N.A. London	(7,888)
HKD	361,676,000	USD	46,239,169	06/19/19	Citibank N.A. London	(57,042)
HUF	1,014,650,000	USD	3,662,240	06/19/19	Citibank N.A. London	(99,509)
IDR	2,749,255,000	USD	191,028	06/19/19	Citibank N.A. London	119
ILS	10,000	USD	2,780	06/19/19	Citibank N.A. London	(10)
INR	2,720,153,000	USD	38,439,830	06/19/19	Citibank N.A. London	436,809
KRW	3,469,716,000	USD	3,071,164	06/19/19	Citibank N.A. London	(7,107)
MXN	915,698,000	USD	46,750,389	06/19/19	Citibank N.A. London	(122,595)
PEN	400,000	USD	120,609	06/19/19	Citibank N.A. London	(540)
PHP	539,010,000	USD	10,272,484	06/19/19	Citibank N.A. London	(77,078)
PLN	46,433,000	USD	12,232,645	06/19/19	Citibank N.A. London	(91,715)
RUB	1,098,037,000	USD	16,427,379	06/19/19	Citibank N.A. London	100,682
SGD	16,104,000	USD	11,946,205	06/19/19	Citibank N.A. London	(39,597)
THB	17,112,000	USD	542,793	06/19/19	Citibank N.A. London	(2,491)
TWD	49,051,000	USD	1,597,489	06/19/19	Citibank N.A. London	1,734
ZAR	70,238,000	USD	4,928,649	06/19/19	Citibank N.A. London	(103,483)
USD	25,066,661	BRL	96,451,000	06/19/19	Citibank N.A. London	417,429
USD	22,911,681	CLP	15,178,959,000	06/19/19	Citibank N.A. London	604,510
USD	32,684,777	CNH	219,310,000	06/19/19	Citibank N.A. London	58,243
USD	3,926,241	COP	12,200,000,000	06/19/19	Citibank N.A. London	112,094
USD	2,343,785	CZK	52,845,000	06/19/19	Citibank N.A. London	41,718
USD	34,174	EUR	30,000	06/19/19	Citibank N.A. London	267
USD	12,818,709	HKD	100,337,200	06/19/19	Citibank N.A. London	6,730
USD	4,277,852	IDR	61,775,676,775	06/19/19	Citibank N.A. London	(17,208)
USD	714,049	ILS	2,563,000	06/19/19	Citibank N.A. London	4,051
USD	1,212,697	INR	84,917,000	06/19/19	Citibank N.A. London	(943)
USD	41,015,067	KRW	45,992,677,000	06/19/19	Citibank N.A. London	399,599
USD	5,974,935	MXN	116,421,000	06/19/19	Citibank N.A. London	46,720
USD	90,444	PEN	300,000	06/19/19	Citibank N.A. London	393
USD	1,198,752	PLN	4,534,000	06/19/19	Citibank N.A. London	13,238
USD	2,446,217	RUB	160,163,000	06/19/19	Citibank N.A. London	35,384
USD	7,595,841	SGD	10,260,000	06/19/19	Citibank N.A. London	10,036
USD	1,877,093	THB	58,987,000	06/19/19	Citibank N.A. London	14,611
USD	9,270,626	TWD	284,742,000	06/19/19	Citibank N.A. London	(12,892)
USD	16,001,397	ZAR	228,607,000	06/19/19	Citibank N.A. London	296,698

						$1,680,667

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Currency Abbreviations

BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro Currency
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
42	FTSE Bursa Malaysia KLCI Index	Apr 2019	$846,687	$(85)
80	HSCEI Futures	Apr 2019	5,795,706	63,709
45	KOSPI 200 Index	Jun 2019	2,747,335	(5,548)
689	MSCI Emerging Markets E-mini Index	Jun 2019	36,427,430	153,800
118	MSCI Singapore IX ETS	Apr 2019	3,133,599	8,009
137	MSCI Taiwan Stock Index	Apr 2019	5,352,590	53,831
126	SET50 Index	Jun 2019	860,302	4,593

				$278,309

Sales
161	FTSE/JSE Top 40 Index	Jun 2019	$5,669,455	$(23,213)
44	Mexico Bolsa Index	Jun 2019	987,496	(30,765)

				$(53,978)

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Synthetic Futures

Number of Contracts Long (Short)	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
18,250	Hang Seng China Enterprises Index	04/29/2019	Goldman Sachs International	$26,291,321	$157,519
21,250,000	KOSPI 200 Index	06/13/2019	Goldman Sachs International	5,209,078	(3,452)
7,991	MSCI China Net Return HKD Index	06/19/2019	Goldman Sachs International	594,221	(3,665)
7,272	MSCI China Net Return HKD Index	06/19/2019	Goldman Sachs International	534,559	3,001
730	MSCI Daily TR Net Israel Index	06/19/2019	Goldman Sachs International	101,707	(994)
11	MSCI Singapore Net Return Index	06/19/2019	Goldman Sachs International	45,950	50
900	Tel Aviv 35 Index	04/26/2019	Goldman Sachs International	388,255	(5,755)
(103,500)	BIST 30 Futures	04/30/2019	Goldman Sachs International	2,613,875	241,582
(980)	DTOP Index Futures	06/20/2019	Goldman Sachs International	739,422	2,602
(455)	Ibovespa Futures Index	04/17/2019	Goldman Sachs International	11,602,593	33,726
(147)	MSCI Brazil Net Return BRL Index	06/19/2019	Goldman Sachs International	40,535	(371)
(200)	MSCI Mexico Net Index	06/19/2019	Goldman Sachs International	9,417	(126)
(5,477)	MSCI Mexico Net Index	06/19/2019	Goldman Sachs International	250,798	(6,898)
(790)	MSCI Poland Index	06/19/2019	Goldman Sachs International	42,492	124
(4,940)	MSCI South Africa Net Return Index	06/19/2019	Goldman Sachs International	327,294	(4,091)
(1,342)	MSCI South Africa Net Return Index	06/19/2019	Goldman Sachs International	88,950	(969)
(62,146)	MSCI South Africa Net Return Index	06/19/2019	Goldman Sachs International	4,171,193	(44,085)
(3,080)	WIG20 Futures Index	06/21/2019	Goldman Sachs International	1,875,291	(2,089)

					$366,109

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	12.3
Internet	6.8
Diversified Financial Services	5.9
Oil & Gas	5.6
Semiconductors	5.3
Food	4.3
Retail	4.0
Insurance	3.8
Computers	3.3
Beverages	3.0
Telecommunications	2.7
Chemicals	2.6
Pharmaceuticals	2.3
Mining	2.2
Engineering & Construction	2.1
Real Estate	2.1
Iron & Steel	1.6
Building Materials	1.5
Electric	1.3
Electronics	1.3
Gas	1.3
Holding Companies — Diversified	1.3
Apparel	1.1
Auto Manufacturers	1.0
Cosmetics & Personal Care	1.0
Leisure Time	1.0
Software	1.0
Commercial Services	0.9
Home Furnishings	0.9
Coal	0.8
Lodging	0.8
Distribution & Wholesale	0.7
Preferred Stocks	0.7
Auto Parts & Equipment	0.6
Household Products & Wares	0.6
Water	0.6
Forest Products & Paper	0.4
Aerospace & Defense	0.3
Airlines	0.3
Electrical Components & Equipment	0.3
Machinery — Diversified	0.3
Pipelines	0.3
REITS	0.3
Health Care — Services	0.2
Oil & Gas Services	0.2
Advertising	0.1
Biotechnology	0.1
Environmental Control	0.1
Home Builders	0.1
Investment Companies	0.1
Machinery — Construction & Mining	0.1

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Miscellaneous — Manufacturing	0.1
Textiles	0.1
Agriculture	0.0
Energy-Alternate Sources	0.0
Food Service	0.0
Housewares	0.0
Media	0.0
Metal Fabricate & Hardware	0.0
Office & Business Equipment	0.0
Packaging & Containers	0.0
Shipbuilding	0.0
Transportation	0.0
Trucking & Leasing	0.0
Short-Term Investments and Other Assets and Liabilities (net)	8.3

100.0%

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	COMMON STOCKS — 93.4%

	Australia — 1.4%
34,756	AGL Energy, Ltd.	537,478
55,180	Ansell, Ltd.	996,390
43,720	Newcrest Mining, Ltd.	792,251
5,369	Northern Star Resources, Ltd.	34,134
205,729	Regis Resources, Ltd.	774,540
17,871	Rio Tinto, Ltd.	1,242,934
18,141	Saracen Mineral Holdings, Ltd.*	37,371
292,051	Sonic Healthcare, Ltd.	5,095,178
217,573	Telstra Corp., Ltd.	513,116
87,264	Wesfarmers, Ltd.	2,147,883
46,853	Woolworths Group, Ltd.	1,011,774

	Total Australia	13,183,049

	Austria — 0.4%
26,711	EVN AG	389,302
11,455	Flughafen Wien AG	496,483
9,486	Oesterreichische Post AG	401,556
34,645	Telekom Austria AG Class A*	252,079
5,968	UNIQA Insurance Group AG	59,506
15,100	Vienna Insurance Group AG Wiener Versicherung Gruppe	388,270
58,329	voestalpine AG	1,772,942

	Total Austria	3,760,138

	Belgium — 0.4%
6,105	Ackermans & van Haaren NV*	921,997
18,633	Colruyt SA	1,378,764
6,583	D’ieteren SA/NV	260,928
19,006	Elia System Operator SA/NV*	1,333,805
2,360	Financiere de Tubize SA‡	167,740

	Total Belgium	4,063,234

	Bermuda — 1.6%
4,500	Arch Capital Group, Ltd.*	145,440
32,000	Assured Guaranty, Ltd.	1,421,760
27,320	Axis Capital Holdings, Ltd.	1,496,590
4,346	Bunge, Ltd.	230,642
149,500	CK Infrastructure Holdings, Ltd.	1,227,431
21,000	Clear Media, Ltd.	18,138
342,000	Emperor International Holdings, Ltd.	105,868
19,196	Enstar Group, Ltd.*	3,340,104
8,914	Everest Re Group, Ltd.	1,925,068
61,329	Genpact, Ltd.	2,157,554
12,000	Guoco Group, Ltd.	173,963
85,000	Hongkong Land Holdings, Ltd.	604,350
173	Hudson, Ltd. Class A*	2,379
300,000	Regal Hotels International Holdings, Ltd.	188,409
12,573	RenaissanceRe Holdings, Ltd.	1,804,226

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Bermuda — continued
7,500	Soundwill Holdings, Ltd.	11,465
58,000	Transport International Holdings, Ltd.	175,109
3,000	Wing On Co. International, Ltd.	10,471
32,000	Wing Tai Properties, Ltd.	24,051

	Total Bermuda	15,063,018

	Canada — 5.5%
55,200	Algonquin Power & Utilities Corp.	621,023
25,412	Atco, Ltd. Class I	855,975
38,100	Bank of Montreal	2,851,618
24,300	Bank of Nova Scotia (The)‡	1,293,987
48,301	BCE, Inc.	2,144,081
33,389	Canadian Imperial Bank of Commerce	2,639,229
68,174	Canadian National Railway Co.	6,104,761
1,619	Canadian Utilities, Ltd. Class A	44,209
6,400	Cogeco, Inc.	376,733
1,316	Constellation Software, Inc.	1,115,588
8,384	Fairfax Financial Holdings, Ltd.	3,884,648
26,000	Fortis, Inc.	961,218
39,376	George Weston, Ltd.	2,832,172
102,648	Intact Financial Corp.	8,688,526
46,000	Just Energy Group, Inc.	155,979
1,600	Lululemon Athletica, Inc.*	262,192
22,400	Maple Leaf Foods, Inc.	518,271
39,600	National Bank of Canada	1,787,699
12,700	North West Co. (The), Inc.	273,878
92,267	OceanaGold Corp.	290,072
21,400	Quebecor, Inc. Class B	524,768
57,900	Rogers Communications, Inc. Class B	3,114,842
29,100	Royal Bank of Canada	2,196,087
52,100	Toronto-Dominion Bank (The)	2,828,169
71,708	Waste Connections, Inc.	6,352,612

	Total Canada	52,718,337

	Denmark — 0.2%
17,199	Carlsberg AS Class B	2,150,182
4,688	H Lundbeck AS‡	203,071
1,102	Matas AS	10,906

	Total Denmark	2,364,159

	Finland — 0.2%
16,871	Aktia Bank OYJ	177,502
25,690	Fortum OYJ‡	525,863
21,988	Kesko OYJ Class B	1,339,143

	Total Finland	2,042,508

	France — 4.4%
3,959	Accor SA*	160,522
45,708	Airbus SE	6,051,008

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	France — continued
7,119	AXA SA	179,296
5,215	Caisse Regionale de Credit Agricole Mutuel Nord de France‡	139,950
112,012	Credit Agricole SA	1,354,572
27,824	Edenred	1,267,495
1,503	Electricite de France SA	20,572
113,229	Engie SA	1,688,408
5,600	IPSOS	140,347
3,105	Korian SA	125,791
77,112	Lagardere SCA	1,984,533
552	Manutan International	38,181
36,602	Metropole Television SA	675,660
169,975	Orange SA	2,767,418
44,548	Peugeot SA	1,087,450
96,131	Rubis SCA	5,248,076
54,593	Safran SA	7,493,894
304	Savencia SA	21,641
74	Societe Fonciere Lyonnaise SA REIT	5,401
52,919	Societe Generale SA	1,531,553
44,231	Suez	586,541
97,444	Veolia Environnement SA	2,180,641
1,091	Vetoquinol SA	70,072
3,235	Vilmorin & Cie SA	171,450
68,183	Vinci SA	6,639,220

	Total France	41,629,692

	Germany — 1.5%
47,243	Aareal Bank AG	1,457,726
66,316	Brenntag AG	3,417,848
158,790	Deutsche Telekom AG	2,637,909
4,176	Hornbach Baumarkt AG	74,649
3,385	Hornbach Holding AG & Co. KGaA	169,898
14,946	McKesson Europe AG	439,691
28,642	Merck KGaA	3,269,132
39,830	RHOEN-KLINIKUM AG	1,148,490
50,401	Salzgitter AG	1,458,961
6,310	TAG Immobilien AG	155,874
1,712	TLG Immobilien AG	51,595
7,475	Wuestenrot & Wuerttembergische AG	143,693

	Total Germany	14,425,466

	Hong Kong — 2.2%
574,800	AIA Group, Ltd.	5,722,408
1,101,000	Champion REIT	953,739
260,000	CLP Holdings, Ltd.	3,014,032
1,712,000	Guangdong Investment, Ltd.	3,306,253
239,000	HK Electric Investments & HK Electric Investments, Ltd.	244,177
1,892,000	HKT Trust & HKT, Ltd.	3,041,681
174,469	Hong Kong & China Gas Co., Ltd.	418,284
16,000	Hong Kong Ferry Holdings Co., Ltd.	18,079

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Hong Kong — continued
49,000	Kowloon Development Co., Ltd.	61,172
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	100,869
38,000	Liu Chong Hing Investment, Ltd.	67,190
12,000	Miramar Hotel & Investment	25,957
360,000	Power Assets Holdings, Ltd.	2,497,086
347,000	Regal Real Estate Investment Trust REIT	106,532
545,000	Sunlight Real Estate Investment Trust REIT	407,538
49,500	Swire Pacific, Ltd. Class A	636,883

	Total Hong Kong	20,621,880

	Ireland — 2.2%
21,137	Accenture Plc Class A	3,720,535
24,300	Allergan Plc	3,557,763
5,340	ICON Plc, ADR*	729,337
83,701	Irish Residential Properties Plc REIT	149,434
14,500	Jazz Pharmaceuticals Plc*	2,072,775
38,306	Medtronic Plc	3,488,910
46,052	STERIS Plc*	5,896,038
48,092	Total Produce Plc	91,800
5,900	Willis Towers Watson Plc	1,036,335

	Total Ireland	20,742,927

	Israel — 0.7%
266,154	Bank Hapoalim BM	1,762,211
31,897	Bank Leumi Le-Israel BM	208,378
3,121	FIBI Holdings, Ltd.	87,111
14,841	First International Bank Of Israel, Ltd.*	349,501
331,092	Israel Discount Bank, Ltd. Class A	1,143,065
3,616,989	Isramco Negev 2, LP*	386,678
152,052	Oil Refineries, Ltd.*	74,364
1,957	Paz Oil Co., Ltd.	292,362
5,902	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	298,243
56,884	Strauss Group, Ltd.	1,362,953
2,288	Taro Pharmaceutical Industries, Ltd.	247,310

	Total Israel	6,212,176

	Japan — 5.0%
7,100	Aeon Hokkaido Corp.	48,366
26,400	Alpen Co., Ltd.	407,860
165,500	Astellas Pharma, Inc.	2,479,846
1,900	AT-Group Co., Ltd.	34,847
17,800	Chugoku Electric Power Co., Inc. (The)‡	222,088
52,900	DCM Holdings Co., Ltd.‡	493,227
15,400	DyDo Group Holdings, Inc.‡	694,276
50,600	EDION Corp.‡	441,610
20	Frontier Real Estate Investment Corp. REIT	83,932
2,500	J-Oil Mills, Inc.	93,057
30	Japan Logistics Fund, Inc. REIT	63,667

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Japan — continued
74,800	Japan Post Bank Co., Ltd.‡	817,032
182,200	Japan Post Holdings Co., Ltd.	2,133,362
84	Japan Rental Housing Investments, Inc. REIT	66,936
9,300	Japan Tobacco, Inc.	230,641
1,200	Kadoya Sesame Mills, Inc.	56,268
4,600	Kaken Pharmaceutical Co., Ltd.	209,044
17,700	Kato Sangyo Co., Ltd.	583,683
49,000	KDDI Corp.	1,055,834
600	KFC Holdings Japan, Ltd.	10,782
2,400	Kohnan Shoji Co., Ltd.	59,564
56,200	Komeri Co., Ltd.	1,376,503
66,300	KYORIN Holdings, Inc.	1,294,433
58,400	LIXIL VIVA Corp.	740,783
157,100	Marui Group Co., Ltd.‡	3,172,232
63,300	Matsumotokiyoshi Holdings Co., Ltd.	2,107,426
89,100	Medipal Holdings Corp.	2,117,116
8,000	Mitsubishi Shokuhin Co., Ltd.	209,315
59,600	Mitsubishi Tanabe Pharma Corp.	796,390
4,900	Mitsui Sugar Co., Ltd.	120,679
1,563,900	Mizuho Financial Group, Inc.	2,420,347
7,400	Mizuno Corp.‡	171,487
30,000	Mochida Pharmaceutical Co., Ltd.	1,539,504
45,000	Nichi-iko Pharmaceutical Co., Ltd.	596,829
16,800	Nippon Flour Mills Co., Ltd.	288,386
47,700	Nippon Telegraph & Telephone Corp.	2,026,771
30,100	Nisshin Oillio Group, Ltd. (The)	889,253
115,800	NTT DOCOMO, Inc.	2,564,789
13,500	Ohsho Food Service Corp.	854,994
10,500	Okinawa Cellular Telephone Co.	333,921
23,250	Okinawa Electric Power Co., Inc. (The)	395,955
50	Orix JREIT, Inc. REIT	85,874
4,400	Sawai Pharmaceutical Co., Ltd.	254,813
2,700	Seiko Holdings Corp.‡	64,277
46,300	Seven & i Holdings Co., Ltd.	1,746,838
15,200	Showa Sangyo Co., Ltd.	411,705
5,100	Softbank Corp.‡	57,458
232,800	Sony Financial Holdings, Inc.	4,391,619
4,600	St. Marc Holdings Co., Ltd.	103,441
13,400	Suzuken Co., Ltd.	776,022
400	Taisho Pharmaceutical Holdings Co., Ltd.	38,126
61,600	Toho Holdings Co., Ltd.‡	1,537,704
312,400	Tokyo Electric Power Co. Holdings, Inc.*	1,975,697
41,400	Tsumura & Co.	1,258,626
6,000	United Super Markets Holdings, Inc.	59,358
43,000	Vital KSK Holdings, Inc.‡	424,231
5,800	Yellow Hat, Ltd.	76,296
1,500	ZERIA Pharmaceutical Co., Ltd.	25,925

	Total Japan	47,591,045

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Liberia — 0.0%
1,798	Royal Caribbean Cruises, Ltd.	206,087

	Luxembourg — 0.2%
78,039	Atento SA*	281,721
362,452	B&M European Value Retail SA	1,764,487

	Total Luxembourg	2,046,208

	Netherlands — 1.6%
10,824	ForFarmers NV	89,087
7,961	Heineken Holding NV	798,253
22,927	Koninklijke Ahold Delhaize NV	610,767
16,052	LyondellBasell Industries NV Class A	1,349,652
7,071	NN Group NV	294,006
3,200	NXP Semiconductors NV	282,848
29,100	QIAGEN NV*	1,183,788
7,226	Sligro Food Group NV	259,233
176,351	Unilever NV, ADR	10,253,253

	Total Netherlands	15,120,887

	New Zealand — 0.6%
253,622	Argosy Property, Ltd.	221,402
225,864	Contact Energy, Ltd.	1,069,032
38,340	Ebos Group, Ltd.	575,253
63,681	Fonterra Co-operative Group, Ltd.	184,579
19,925	Freightways, Ltd.	112,244
115,729	Genesis Energy, Ltd.	254,145
69,101	Goodman Property Trust REIT	81,530
458,079	Infratil, Ltd.	1,302,749
49,518	Kiwi Property Group, Ltd. REIT	50,150
35,536	Mainfreight, Ltd.	868,844
142,620	Mercury NZ, Ltd.	379,341
56,455	Metlifecare, Ltd.	192,126
23,860	Restaurant Brands New Zealand, Ltd.	142,385
18,019	Summerset Group Holdings, Ltd.	81,107
6,801	Trustpower, Ltd.	30,659
68,690	Vector, Ltd.	167,711
3,702	Warehouse Group, Ltd. (The)	5,504
63,531	Z Energy, Ltd.	271,234

	Total New Zealand	5,989,995

	Norway — 0.7%
55,028	DNB ASA	1,014,729
4,194	Olav Thon Eiendomsselskap ASA	73,832
347,148	Orkla ASA	2,668,633
145,254	Telenor ASA	2,912,974

	Total Norway	6,670,168

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Panama — 0.1%
28,209	Carnival Corp.	1,430,760

	Portugal — 0.0%
99,893	REN — Redes Energeticas Nacionais SGPS SA	285,123

	Puerto Rico — 0.2%
34,400	Popular, Inc.	1,793,272

	Singapore — 0.4%
14,000	AIMS AMP Capital Industrial REIT	14,677
27,600	Fraser and Neave, Ltd.	36,882
48,500	Frasers Hospitality Trust REIT	26,318
64,272	Hong Leong Finance, Ltd.	129,066
366,200	Keppel Infrastructure Trust	125,716
263,100	Olam International, Ltd.	384,598
310,100	OUE, Ltd.‡	389,199
1,689,176	Sheng Siong Group, Ltd.	1,296,968
116,100	Singapore Airlines, Ltd.	828,000
582,649	SPH REIT	451,666
33,000	United Industrial Corp., Ltd.	70,653

	Total Singapore	3,753,743

	Spain — 0.9%
30,146	Aena SME SA	5,432,834
1,020	Cia de Distribucion Integral Logista Holdings SA	24,052
8,273	Iberdrola SA	72,698
56,647	International Consolidated Airlines Group SA	377,927
39,502	Viscofan SA‡	2,472,781

	Total Spain	8,380,292

	Sweden — 1.4%
91,216	Axfood AB	1,701,332
15,343	Bilia AB Class A	131,259
51,696	Cloetta AB Class B	133,764
46,899	Dios Fastigheter AB	385,798
82,325	ICA Gruppen AB‡	3,310,645
42,161	Nyfosa AB*	253,185
1,461	Pandox AB Class B	26,211
310,000	Svenska Handelsbanken AB Class A‡	3,278,708
64,496	Swedish Match AB	3,295,274
214,322	Telia Co. AB	969,328

	Total Sweden	13,485,504

	Switzerland — 3.8%
9,262	Allreal Holding AG*	1,576,372
449	Alpiq Holding AG*	28,854
1,093	Banque Cantonale de Geneve	218,403
887	Barry Callebaut AG	1,601,392

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	Switzerland — continued
74	Basellandschaftliche Kantonalbank	67,915
579	Basler Kantonalbank‡	44,185
93	Bell Food Group AG	26,801
336	Berner Kantonalbank AG	81,647
17,306	BKW AG	1,179,915
686	Chubb, Ltd.	96,095
159	Emmi AG	139,857
607	Helvetia Holding AG	370,575
1,003	Intershop Holding AG	511,622
180	Luzerner Kantonalbank AG	85,671
78,438	Nestle SA	7,474,411
114,640	Novartis AG	11,025,423
13,487	Roche Holding AG	3,715,392
2,341	Sonova Holding AG	463,076
6,896	Swiss Life Holding AG*	3,036,345
5,472	Swisscom AG‡	2,675,835
3,202	Tamedia AG	324,733
5,020	Valora Holding AG* ‡	1,383,663

	Total Switzerland	36,128,182

	United Kingdom — 4.5%
19,514	AG Barr Plc	205,202
13,603	Aon Plc	2,322,032
573,900	BAE Systems Plc	3,607,487
247,502	Britvic Plc	3,071,885
400,530	Central Asia Metals Plc	1,236,929
230,345	Centrica Plc	342,773
1,824	Coca-Cola European Partners Plc*	94,374
1,491	Craneware Plc	47,211
17,789	Cranswick Plc	630,959
61,686	Diageo Plc	2,522,323
343,277	EI Group Plc*	952,764
2,065	EMIS Group Plc	28,253
40,303	GCP Student Living Plc REIT	80,246
18,575	Greggs Plc	445,114
271,383	Halfords Group Plc	820,412
343,941	Hansteen Holdings Plc REIT	436,520
59,149	Imperial Brands Plc	2,022,811
252,523	Inchcape Plc	1,878,877
395,462	Legal & General Group Plc	1,418,640
258,175	Lloyds Banking Group Plc	209,048
273,661	Marston’s Plc	366,222
116,422	National Express Group Plc	615,917
52,772	Paragon Banking Group Plc	299,676
11,691	QinetiQ Group Plc	45,885
103,022	Reckitt Benckiser Group Plc	8,567,379
472,411	Rolls-Royce Holdings Plc*	5,559,877
22,475	Secure Income Plc REIT	120,366
12,962	Smith & Nephew Plc	257,237

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United Kingdom — continued
17,741	SSP Group Plc	160,042
67,886	Tate & Lyle Plc	642,035
593,804	Tritax Big Box Plc REIT	1,111,114
2,187	Unilever Plc	125,247
24,545	WH Smith Plc	678,687
814,768	Wm Morrison Supermarkets Plc	2,415,861

	Total United Kingdom	43,339,405

	United States — 53.3%
28,400	Abbott Laboratories	2,270,296
8,875	Adobe, Inc.*	2,365,099
53,283	AGNC Investment Corp. REIT	959,094
24,500	Akamai Technologies, Inc.*	1,756,895
2,785	Alleghany Corp.*	1,705,534
24,705	Allstate Corp. (The)	2,326,717
10,244	Alphabet, Inc. Class A*	12,056,061
45,487	Altria Group, Inc.	2,612,318
35,671	Amdocs, Ltd.	1,930,158
29,678	Ameren Corp.	2,182,817
27,313	American Electric Power Co., Inc.	2,287,464
91,957	American Express Co.	10,050,900
19,702	American Financial Group, Inc.	1,895,529
3,100	American National Insurance Co.	374,542
57,795	American Tower Corp. REIT	11,389,083
2,600	AmerisourceBergen Corp. Class A	206,752
56,083	AMETEK, Inc.	4,653,207
153,044	Annaly Capital Management, Inc. REIT	1,528,910
10,246	ANSYS, Inc.*	1,872,047
7,113	Anthem, Inc.	2,041,289
5,503	Apartment Investment & Management Co. REIT Class A	276,721
46,492	Apple Hospitality, Inc. REIT	757,820
7,175	Archer-Daniels-Midland Co.	309,458
22,684	Arthur J. Gallagher & Co.	1,771,620
141,388	AT&T, Inc.	4,433,928
8,131	Atmos Energy Corp.	836,924
35,691	Automatic Data Processing, Inc.	5,701,280
1,400	AutoZone, Inc.*	1,433,768
8,900	AvalonBay Communities, Inc. REIT	1,786,497
110,778	Avangrid, Inc.	5,577,672
136,933	Ball Corp.	7,922,943
111,339	Baxter International, Inc.	9,052,974
2,080	Becton Dickinson and Co.	519,438
5,172	Berkshire Hathaway, Inc. Class B*	1,039,003
1,900	Black Knight, Inc.*	103,550
8,380	Boeing Co. (The)	3,196,300
925	Booking Holdings, Inc.*	1,614,042
15,300	Boston Properties, Inc. REIT	2,048,364
8,912	Bright Horizons Family Solutions, Inc.*	1,132,804
32,655	Bristol-Myers Squibb Co.	1,557,970

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United States — continued
4,000	Broadcom, Inc.	1,202,840
17,680	Broadridge Financial Solutions, Inc.	1,833,239
11,748	Brown & Brown, Inc.	346,683
79,786	BWX Technologies, Inc.‡	3,955,790
1,600	Cable One, Inc.	1,570,208
37,035	Cadence Design Systems, Inc.*	2,352,093
17,400	Camden Property Trust REIT	1,766,100
5,200	Capital One Financial Corp.	424,788
10,863	CDK Global, Inc.	638,962
60,398	CenterPoint Energy, Inc.	1,854,219
34,200	Charter Communications, Inc. Class A*	11,864,322
4,800	Chemed Corp.	1,536,336
7,700	Chevron Corp.	948,486
45,094	Chimera Investment Corp. REIT‡	845,062
44,100	Cigna Corp.*	7,092,162
10,000	Cinemark Holdings, Inc.	399,900
25,913	Cintas Corp.	5,237,276
20,800	Citrix Systems, Inc.	2,072,928
76,364	Clean Harbors, Inc.*	5,462,317
13,500	Clorox Co. (The)	2,166,210
300	CME Group, Inc.	49,374
27,983	CMS Energy Corp.	1,554,176
11,600	CNA Financial Corp.	502,860
34,300	Coca-Cola Co. (The)	1,607,298
30,192	Cognizant Technology Solutions Corp. Class A	2,187,410
28,900	Colgate-Palmolive Co.	1,980,806
2,200	Columbia Sportswear Co.	229,196
206,800	Comcast Corp. Class A	8,267,864
20,500	ConocoPhillips	1,368,170
5,649	Consolidated Edison, Inc.	479,092
13,149	Cooper Cos., Inc. (The)	3,894,339
48,131	Copart, Inc.*	2,916,257
700	Costco Wholesale Corp.	169,498
123,900	CVS Health Corp.	6,681,927
38,965	Danaher Corp.	5,144,159
21,015	Darden Restaurants, Inc.	2,552,692
13,100	Delta Air Lines, Inc.	676,615
149,500	DENTSPLY SIRONA, Inc.	7,413,705
300	Dollar General Corp.	35,790
437	Domino’s Pizza, Inc.	112,790
17,677	DTE Energy Co.	2,205,029
4,300	Dunkin’ Brands Group, Inc.	322,930
45,868	Edison International	2,840,147
28,667	Eli Lilly & Co.	3,719,830
30,100	Encompass Health Corp.	1,757,840
21,545	Entergy Corp.	2,060,348
16,500	EPR Properties REIT	1,268,850
16,566	Equity LifeStyle Properties, Inc. REIT	1,893,494
14,800	Equity Residential REIT	1,114,736

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United States — continued
5,058	Erie Indemnity Co. Class A	902,954
7,067	Essex Property Trust, Inc. REIT	2,044,059
7,300	Estee Lauder Cos., Inc. (The) Class A	1,208,515
56,362	Exelon Corp.	2,825,427
33,300	Exxon Mobil Corp.	2,690,640
52,162	Facebook, Inc. Class A*	8,694,884
2,200	Fair Isaac Corp.*	597,586
69,762	Fidelity National Information Services, Inc.	7,890,082
28,383	First American Financial Corp.	1,461,724
2,600	First Citizens BancShares, Inc. Class A	1,058,720
41,818	FirstEnergy Corp.	1,740,047
13,838	Fiserv, Inc.* ‡	1,221,619
60,800	Flowers Foods, Inc.	1,296,256
9,400	Fortinet, Inc.*	789,318
21,300	Gaming and Leisure Properties, Inc. REIT	821,541
2,500	General Mills, Inc.	129,375
1,500	Graham Holdings Co. Class B	1,024,770
65,500	H&R Block, Inc.‡	1,568,070
12,846	Hanover Insurance Group, Inc. (The)	1,466,628
59,705	HCA Healthcare, Inc.	7,784,338
20,126	Hershey Co. (The)	2,311,069
20,616	Highwoods Properties, Inc. REIT	964,416
18,086	Hill-Rom Holdings, Inc.	1,914,584
68,766	Hologic, Inc.*	3,328,274
6,364	Home Depot, Inc. (The)	1,221,188
18,843	Honeywell International, Inc.	2,994,530
25,300	Hormel Foods Corp.‡	1,132,428
37,563	Hospitality Properties Trust REIT	988,283
6,843	Humana, Inc.	1,820,238
7,726	Huntington Ingalls Industries, Inc.	1,600,827
4,200	ICU Medical, Inc.*	1,005,186
19,203	Ingredion, Inc.	1,818,332
8,900	Intel Corp.	477,930
2,600	Intercontinental Exchange, Inc.	197,964
20,484	International Business Machines Corp.	2,890,292
13,338	Intuit, Inc.	3,486,687
7,542	Jack Henry & Associates, Inc.	1,046,377
5,179	JM Smucker Co. (The)	603,354
36,190	Johnson & Johnson	5,059,000
16,238	Kellogg Co.	931,736
1,900	Kohl’s Corp.	130,663
13,300	Kroger Co. (The)	327,180
22,100	Lamb Weston Holdings, Inc.	1,656,174
19,028	Liberty Property Trust REIT	921,336
7,575	Lockheed Martin Corp.	2,273,712
4,000	Lowe’s Cos., Inc.	437,880
9,332	M&T Bank Corp.	1,465,311
24,000	Macquarie Infrastructure Corp.	989,280
9,559	Mastercard, Inc. Class A	2,250,667

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United States — continued
3,459	McCormick & Co., Inc.‡	521,029
19,796	McDonald’s Corp.	3,759,260
4,100	McKesson Corp.	479,946
45,234	Merck & Co., Inc.	3,762,112
5,740	Mercury General Corp.	287,402
873	Mettler-Toledo International, Inc.*	631,179
43,900	MFA Financial, Inc. REIT	319,153
103,943	Microsoft Corp.	12,259,037
1,225	Mid-America Apartment Communities, Inc. REIT	133,929
22,847	Middleby Corp. (The)* ‡	2,970,795
37,300	Mondelez International, Inc. Class A	1,862,016
5,792	Morningstar, Inc.	729,734
71,420	Motorola Solutions, Inc.	10,028,796
1,400	MSCI, Inc. Class A	278,376
6,300	National Instruments Corp.	279,468
49,451	Newmont Mining Corp.‡	1,768,862
12,770	NextEra Energy, Inc.	2,468,696
2,490	Northrop Grumman Corp.	671,304
4,500	Nu Skin Enterprises, Inc. Class A	215,370
400	O’Reilly Automotive, Inc.*	155,320
5,200	OGE Energy Corp.	224,224
21,700	Old Republic International Corp.	453,964
29,707	Omnicom Group, Inc.‡	2,168,314
71,314	Oracle Corp.	3,830,275
45,949	Packaging Corp. of America	4,566,412
16,700	Paychex, Inc.	1,339,340
33,948	PepsiCo, Inc.	4,160,327
91,034	Pfizer, Inc.	3,866,214
75,500	Philip Morris International, Inc.	6,673,445
9,900	Phillips 66	942,183
21,400	Pinnacle West Capital Corp.	2,045,412
16,400	Post Holdings, Inc.*	1,794,160
17,109	Premier, Inc. Class A*	590,089
42,580	Procter & Gamble Co. (The)	4,430,449
35,483	Progressive Corp. (The)	2,557,969
21,630	Prologis, Inc. REIT	1,556,278
500	Public Storage REIT	108,890
11,181	Raytheon Co.	2,035,836
10,620	Reinsurance Group of America, Inc. Class A	1,507,828
31,104	Republic Services, Inc. Class A	2,500,140
1,200	ResMed, Inc.	124,764
2,600	Robert Half International, Inc.	169,416
15,200	Royal Gold, Inc.	1,382,136
21,100	S&P Global, Inc.	4,442,605
53,800	Sabre Corp.	1,150,782
31	Seaboard Corp.	132,826
68,843	Service Corp. International	2,764,046
12,200	Simon Property Group, Inc. REIT	2,222,962
16,800	Southern Co. (The)	868,224

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares	Description	Value ($)

	United States — continued
1,885	Spirit AeroSystems Holdings, Inc. Class A	172,534
42,549	Starbucks Corp.	3,163,093
18,700	STORE Capital Corp. REIT	626,450
14,753	Stryker Corp.	2,914,013
14,196	Sun Communities, Inc. REIT	1,682,510
21,372	Synopsys, Inc.*	2,460,986
35,447	Sysco Corp.	2,366,442
11,800	Target Corp.	947,068
74,140	TD Ameritrade Holding Corp.	3,706,259
27,000	TFS Financial Corp.	444,690
31,147	Thermo Fisher Scientific, Inc.	8,525,557
4,600	TJX Cos., Inc. (The)	244,766
53,090	Torchmark Corp.	4,350,725
10,193	Total System Services, Inc.	968,437
100	Tractor Supply Co.	9,776
17,563	Travelers Cos., Inc. (The)	2,408,941
400	TreeHouse Foods, Inc.*	25,820
15,300	Two Harbors Investment Corp. REIT	207,009
30,279	Tyson Foods, Inc. Class A	2,102,271
36,664	UDR, Inc. REIT	1,666,745
34,687	UGI Corp.	1,922,354
8,000	United Continental Holdings, Inc.*	638,240
1,300	United States Cellular Corp.*	59,683
34,902	UnitedHealth Group, Inc.	8,629,869
19,650	Universal Health Services, Inc. Class B	2,628,580
23,359	US Bancorp	1,125,670
31,000	US Foods Holding Corp.*	1,082,210
14,043	Varian Medical Systems, Inc.*	1,990,174
1,400	VeriSign, Inc.*	254,184
72,012	Verizon Communications, Inc.	4,258,070
5,800	VF Corp.	504,078
7,600	Walgreens Boots Alliance, Inc.	480,852
35,236	Walmart, Inc.	3,436,567
27,385	Waste Management, Inc.	2,845,575
1,685	Waters Corp.*	424,131
2,800	WEC Energy Group, Inc.	221,424
19,059	Xcel Energy, Inc.	1,071,306
48,765	Yum China Holdings, Inc.	2,190,036
21,771	Yum! Brands, Inc.	2,172,964
7,767	Zimmer Biomet Holdings, Inc.	991,846

	Total United States	509,689,581

	TOTAL COMMON STOCKS (COST $804,764,960)	892,736,836

	PREFERRED STOCKS — 0.0%

	Japan — 0.0%
67	Shinkin Central Bank, 2.72% Class A	144,732

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2019

Shares		Description	Value ($)

		Sweden — 0.0%
3,600		Akelius Residential Property AB, 5.76%	134,098

		TOTAL PREFERRED STOCKS (COST $259,373)	278,830

		RIGHTS — 0.0%

		Singapore — 0.0%
43,212		Keppel Infrastructure Trust, Expires 04/04/2019* **** ¤	766

		TOTAL RIGHTS (COST $—)	766

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.2%

		Mutual Fund - Securities Lending Collateral — 2.0%
18,747,378		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%## **	18,747,378

		U.S. Government and Agency Obligations — 0.2%
1,650,000		United States Treasury Bill, 2.41%, due 09/12/19*** ‡‡	1,632,242

		TOTAL SHORT-TERM INVESTMENTS (COST $20,378,992)	20,379,620

		TOTAL INVESTMENTS — 95.6% (Cost $825,403,325)	913,396,052

		Other Assets and Liabilities (net) — 4.4%	42,481,703

		NET ASSETS — 100.0%	$955,877,755

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2019.

	*	Non-income producing security

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is held for open futures collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the security at year end is $766 which represents 0.0% of net assets. The aggregate tax cost of this security held at March 31, 2019 was $0.

	¤	Illiquid security. The total market value of the securities at year end is $766 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2019 was $0.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
13	Canadian Dollar	Jun 2019	$975,390	$(1,855)
87	MSCI EAFE Index	Jun 2019	8,118,840	180,350
106	S&P 500 E-mini Index	Jun 2019	15,040,340	439,301
7	S&P/TSX 60 Index	Jun 2019	1,002,987	7,577

				$625,373

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Pharmaceuticals	7.5
Insurance	7.4
Food	6.5
Preferred Stocks	5.7
Electric	5.4
Software	5.0
Telecommunications	4.8
REITS	4.5
Health Care — Services	4.1
Retail	4.1
Banks	3.6
Aerospace & Defense	3.2
Commercial Services	2.9
Media	2.8
Internet	2.4
Cosmetics & Personal Care	1.9
Diversified Financial Services	1.9
Environmental Control	1.9
Agriculture	1.6
Beverages	1.6
Engineering & Construction	1.6
Computers	1.4
Packaging & Containers	1.3
Household Products & Wares	1.1
Gas	1.0
Transportation	0.9
Mining	0.7
Oil & Gas	0.7
Water	0.7
Chemicals	0.6
Distribution & Wholesale	0.5
Electrical Components & Equipment	0.5
Real Estate	0.5
Electronics	0.4
Iron & Steel	0.4
Machinery — Construction & Mining	0.4
Airlines	0.3
Machinery — Diversified	0.3
Advertising	0.2
Semiconductors	0.2
Shipbuilding	0.2
Apparel	0.1
Auto Manufacturers	0.1
Energy-Alternate Sources	0.1
Health Care — Products	0.1
Holding Companies — Diversified	0.1
Leisure Time	0.1
Miscellaneous — Manufacturing	0.1
Biotechnology	0.0
Entertainment	0.0
Investment Companies	0.0

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2019

Industry Sector Summary (Unaudited)	% of Net Assets
Lodging	0.0
Private Equity	0.0
Savings & Loans	0.0
Short-Term Investments and Other Assets and Liabilities (net)	6.6

100.0%

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2019

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a)	$377,391,886	$762,470,080	$2,117,449,026	$543,158,094
Foreign currency, at value(b)	—	17,177	5,201,367	—
Cash and cash equivalents	17,497,958	35,684,656	76,139,168	8,559,022
Receivable for investments sold	875,850	3,108,804	11,446,259	253,541
Dividend and interest receivable	399,582	855,715	9,014,198	3,765,783
Foreign tax reclaims receivable	190,900	32,256	4,160,706	817
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—	1,150,134
Receivable for variation margin on open futures contracts	117,842	79,992	229,289	—
Cash collateral held at broker on open futures contracts	400,000	—	—	—
Unrealized appreciation on open forward foreign currency contracts	—	—	42,087	—
Prepaid expenses	3,143	5,805	13,946	5,167
Receivable for variation margin on open centrally cleared swap contracts	—	—	—	122,856
Securities lending income receivable	3,271	9,670	40,050	2,123

Total assets	396,880,432	802,264,155	2,223,736,096	557,017,537

Liabilities
Obligation to return securities lending collateral	6,158,462	2,502,353	56,574,708	6,309,277
Payable for investments purchased	958,064	4,474,993	9,613,852	807,584
Payable for TBA and when-issued securities purchased	—	—	—	738,279
Payable for variation margin on open futures contracts	—	—	—	129,462
Payable for foreign capital gains tax	—	—	23,278	—
Payable for Fund shares repurchased	—	—	—	10,000
Written options, at value(c)	—	—	—	6,000
Payable to affiliate for:
Advisory fees	177,953	605,821	1,294,225	168,749
Trustees fees	7,342	14,813	39,881	10,676
Accrued expenses	163,713	262,933	605,306	237,034

Total liabilities	7,465,534	7,860,913	68,151,250	8,417,061

Net assets	$389,414,898	$794,403,242	$2,155,584,846	$548,600,476

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2019

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund

Net assets consist of:
Paid-in capital	$348,479,336	$721,175,196	$2,044,132,937	$560,333,048
Distributable earnings (Accumulated loss)	40,935,562	73,228,046	111,451,909	(11,732,572)

Net assets	$389,414,898	$794,403,242	$2,155,584,846	$548,600,476

Net assets attributable to:
Class Y-3 shares	$389,414,898	$794,403,242	$2,155,584,846	$548,600,476

Shares outstanding:
Class Y-3	45,382,750	78,439,281	218,299,337	54,858,871

Net asset value per unit:
Class Y-3	$8.58	$10.13	$9.87	$10.00

(a) Investments, at cost	$344,266,731	$686,596,228	$1,991,854,840	$547,073,957

(b) Foreign currency, at cost	$—	$17,221	$5,215,890	$—

(c) Premiums on written options	$—	$—	$—	$5,867

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2019

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$778,935,352	$949,504,640	$913,396,052
Foreign currency, at value(b)	5,772,922	4,891,129	496,677
Cash and cash equivalents	26,539,170	71,022,960	57,705,698
Receivable for investments sold	30,978,997	2,286,428	2,192,656
Dividend and interest receivable	9,898,640	2,563,319	2,301,578
Unrealized appreciation on open forward foreign currency contracts	2,754,284	2,601,065	—
Cash collateral held at broker on open futures contracts	1,411,795	1,677,639	—
Receivable for TBA securities sold	1,850,283	—	—
Cash collateral held at broker on open forward foreign currency contracts, open options, and open OTC swaps contracts	1,327,808	—	—
Foreign tax reclaims receivable	97,549	61,473	1,063,388
Receivable for variation margin on open futures contracts	37,457	420,032	117,757
OTC — Swap contracts, at value (up-front net premiums paid of $544,618, $-, and $-, respectively)	493,832	—	—
Cash collateral held at broker on open centrally cleared swap contracts	481,685	—	—
Receivable for Fund shares sold	—	136,442	—
Receivable for swap contract premiums	99,612	—	—
Prepaid expenses	4,185	7,081	6,425
Synthetic futures, at value	—	438,604	—
Receivable for variation margin on open centrally cleared swap contracts	514,999	—	—
Securities lending income receivable	7,900	12,207	13,312

Total assets	861,206,470	1,035,623,019	977,293,543

Liabilities
Payable for investments purchased	29,736,099	4,674,661	1,744,804
Obligation to return securities lending collateral	7,793,870	6,377,010	18,747,378
Payable for TBA and when-issued securities purchased	4,711,124	—	—
Unrealized depreciation on open forward foreign currency contracts	3,216,602	920,398	—
Cash collateral on open forward foreign currency contracts due to broker	—	2,550,423	—
OTC — Swap contracts, at value (up-front net premiums received of $1,086,100, $-, and $-, respectively)	1,566,521	—	—
Payable for foreign capital gains tax	138,875	1,023,394	—
Cash collateral on open forward foreign currency contracts, open options, and open OTC swap contracts due to broker	400,000	—	—
Written options, at value(c)	119,280	—	—
Synthetic futures, at value	—	72,495	—
Variation margin payable on open futures contracts	39,634	—	—
Payable for closed synthetic futures contracts	—	218,050	—
Payable to affiliate for:
Advisory fees	545,643	684,591	601,347
Trustees fees	15,176	18,872	17,741
Accrued expenses	343,182	435,954	304,518

Total liabilities	48,626,006	16,975,848	21,415,788

Net assets	$812,580,464	$1,018,647,171	$955,877,755

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2019

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund

Net assets consist of:
Paid-in capital	$852,122,810	$1,041,442,885	$788,124,091
Distributable earnings (Accumulated loss)	(39,542,346)	(22,795,714)	167,753,664

Net assets	$812,580,464	$1,018,647,171	$955,877,755

Net assets attributable to:
Class Y-3 shares	$812,580,464	$1,018,647,171	$955,877,755

Shares outstanding:
Class Y-3	89,533,785	112,580,369	72,788,611

Net asset value per unit:
Class Y-3	$9.08	$9.05	$13.13

(a) Investments, at cost	$781,409,589	$951,399,220	$825,403,325

(b) Foreign currency, at cost	$5,779,438	$4,896,527	$498,210

(c) Premiums on written options	$136,105	$—	$—

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2019

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Dividends	$7,797,564	$10,285,545	$63,089,481	$—
Interest	154,992	354,971	1,004,445	26,911,042
Securities lending income	61,915	133,289	526,498	54,505
Withholding taxes	(93,479)	(28,941)	(5,596,785)	—
Non-cash dividends	—	1,112,838	—	—
Other income	1,625	184,599	1,205	17,191

Total investment income	7,922,617	12,042,301	59,024,844	26,982,738

Expenses:
Advisory fees	2,292,322	7,464,579	14,861,742	2,618,409
Custodian and fund accounting fees	113,296	195,675	534,911	179,134
Audit fees	58,509	62,173	96,466	83,903
Transfer agent fees	24,296	25,160	25,262	25,126
Legal fees	114,799	226,914	590,987	178,930
Trustees fees	36,060	69,315	176,128	60,286
Registration fees	26,406	26,406	26,106	26,406
Miscellaneous	43,645	79,871	193,737	68,000

Total expenses	2,709,333	8,150,093	16,505,339	3,240,194

Net investment income	5,213,284	3,892,208	42,519,505	23,742,544

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	46,761,711	65,479,343	19,953,845	(7,616,114)
Purchased option contracts	—	—	—	(22,388)
Swap contracts	—	—	—	460,897
Closed futures contracts	751,520	(3,047,398)	(9,800,826)	1,179,585
Written option contracts	—	—	—	6,467
Forward foreign currency contracts	—	—	1,478,708	—
Foreign currency related transactions	(89)	(120)	(1,843,013)	—

Net realized gain (loss)	47,513,142	62,431,825	9,788,714	(5,991,553)

Change in net unrealized appreciation (depreciation) on:
Investments	(31,727,501)	(63,400,513)	(134,016,885)	10,670,492
Purchased option contracts	—	—	—	1,489
Swap contracts	—	—	—	(1,228,628)
Open futures contracts	752,122	1,338,458	3,401,830	300,806
Written option contracts	—	—	—	(133)
Forward foreign currency contracts	—	—	146,907	—
Foreign currency related translations	(15)	(1,746)	(163,626)	814

Change in net unrealized appreciation (depreciation)	(30,975,394)	(62,063,801)	(130,631,774)	9,744,840

Net realized and unrealized gain (loss)	16,537,748	368,024	(120,843,060)	3,753,287

Net increase (decrease) in net assets resulting from operations	$21,751,032	$4,260,232	$(78,323,555)	$27,495,831

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2019

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Dividends	$90,627	$29,230,357	$21,871,501
Interest	38,542,731	788,334	752,796
Securities lending income	53,296	193,266	150,665
Withholding taxes	(462,254)	(3,343,681)	(1,211,014)
Other income	99,612	8,083	—

Total investment income	38,324,012	26,876,359	21,563,948

Expenses:
Advisory fees	5,416,210	8,238,932	7,217,299
Custodian and fund accounting fees	354,683	662,762	226,798
Audit fees	84,957	159,138	68,369
Transfer agent fees	24,563	25,073	24,688
Legal fees	209,198	285,820	264,420
Trustees fees	57,403	86,466	80,603
Registration fees	28,255	27,880	27,805
Interest expense	242	8,544	—
Miscellaneous	73,834	114,455	93,993

Total expenses	6,249,345	9,609,070	8,003,975

Net investment income	32,074,667	17,267,289	13,559,973

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(42,693,422)	(13,982,877)	67,696,987
Purchased option contracts	(734,704)	—	—
Swap contracts	(1,046,207)	—	—
Closed futures contracts	(1,059,568)	(8,694,962)	(1,449,083)
Written option contracts	108,576	—	—
Forward foreign currency contracts	(5,452,322)	(7,071,037)	—
Foreign currency related transactions	(3,121,548)	(594,935)	(242,112)

Net realized gain (loss)	(53,999,195)	(30,343,811)	66,005,792

Change in net unrealized appreciation (depreciation) on:
Investments	(3,669,772)	(106,087,535)	(17,178,664)
Purchased option contracts	(765,777)	—	—
Swap contracts	(2,640,773)	—	—
Open futures contracts	(271,487)	(150,693)	1,745,774
Written option contracts	16,825	—	—
Forward foreign currency contracts	(253,772)	1,772,163	—
Foreign currency related translations	(108,503)	(1,059,946)	(35,326)

Change in net unrealized appreciation (depreciation)	(7,693,259)	(105,526,011)	(15,468,216)

Net realized and unrealized gain (loss)	(61,692,454)	(135,869,822)	50,537,576

Net increase (decrease) in net assets resulting from operations	$(29,617,787)	$(118,602,533)	$64,097,549

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund			Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,213,284	$7,604,697		$3,892,208	$3,035,340
Net realized gain (loss)	47,513,142	104,190,636		62,431,825	117,950,083
Change in net unrealized appreciation (depreciation)	(30,975,394)	(12,497,608)		(62,063,801)	(3,633,592)

Net increase in net assets resulting from operations	21,751,032	99,297,725		4,260,232	117,351,831

Distributions to shareholders (See Note 2):
Class Y-3	(97,267,079)	(72,475,376)		(134,114,544)	(94,877,327)

Total distributions	(97,267,079)	(72,475,376	)(a)	(134,114,544)	(94,877,327	)(b)

Net share transactions (See Note 7):
Class Y-3	(47,626,675)	(115,323,720)		16,313,503	(86,986,239)

Increase (decrease) in net assets resulting from net shares transactions	(47,626,675)	(115,323,720)		16,313,503	(86,986,239)

Net decrease in net assets	(123,142,722)	(88,501,371)		(113,540,809)	(64,511,735)

Net assets:
Beginning of year	512,557,620	601,058,991		907,944,051	972,455,786

End of year	$389,414,898	$512,557,620		$794,403,242	$907,944,051

(a)

Included in total distributions was $(7,533,062) from net investment income and $(64,942,314) from net realized gains as of year ended March 31, 2018. The undistributed net investment income was $1,244,427 at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

(b)

Included in total distributions was $(4,249,847) from net investment income and $(90,627,480) from net realized gains as of year ended March 31, 2018. The distributions in excess of net investment income was $(623) at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund			Mercer Core Fixed Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$42,519,505	$38,658,876		$23,742,544	$22,379,987
Net realized gain (loss)	9,788,714	298,158,773		(5,991,553)	(570,639)
Change in net unrealized appreciation (depreciation)	(130,631,774)	77,034,628		9,744,840	(8,324,350)

Net increase (decrease) in net assets resulting from operations	(78,323,555)	413,852,277		27,495,831	13,484,998

Distributions to shareholders (See Note 2):
Class Y-3	(218,880,784)	(170,790,191)		(24,784,732)	(19,914,504)

Total distributions	(218,880,784)	(170,790,191	)(a)	(24,784,732)	(19,914,504	)(b)

Net share transactions (See Note 7):
Class Y-3	293,490,399	(354,867,675)		(312,057,324)	98,773,232

Increase (decrease) in net assets resulting from net shares transactions	293,490,399	(354,867,675)		(312,057,324)	98,773,232

Net increase (decrease) in net assets	(3,713,940)	(111,805,589)		(309,346,225)	92,343,726

Net assets:
Beginning of year	2,159,298,786	2,271,104,375		857,946,701	765,602,975

End of year	$2,155,584,846	$2,159,298,786		$548,600,476	$857,946,701

(a)

Included in total distributions was $(45,496,553) from net investment income and $(125,293,638) from net realized gains as of year ended March 31, 2018. The distributions in excess of net investment income was $(502,673) at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

(b)

Included in total distributions was $(19,914,504) from net investment income and $0 from net realized gains as of year ended March 31, 2018. The undistributed net investment income was $6,112,251 at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund			Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$32,074,667	$33,165,244		$17,267,289	$23,614,533
Net realized gain (loss)	(53,999,195)	7,176,468		(30,343,811)	341,364,374
Change in net unrealized appreciation (depreciation)	(7,693,259)	13,909,550		(105,526,011)	(47,488,518)

Net increase (decrease) in net assets resulting from operations	(29,617,787)	54,251,262		(118,602,533)	317,490,389

Distributions to shareholders (See Note 2):
Class Y-3	(15,919,968)	(23,966,710)		(142,768,325)	(36,403,991)

Total distributions	(15,919,968)	(23,966,710	)(a)	(142,768,325)	(36,403,991	)(b)

Net share transactions (See Note 7):
Class Y-3	210,895,795	58,079,251		163,890,739	(646,948,904)

Increase (decrease) in net assets resulting from net shares transactions	210,895,795	58,079,251		163,890,739	(646,948,904)

Net increase (decrease) in net assets	165,358,040	88,363,803		(97,480,119)	(365,862,506)

Net assets:
Beginning of year	647,222,424	558,858,621		1,116,127,290	1,481,989,796

End of year	$812,580,464	$647,222,424		$1,018,647,171	$1,116,127,290

(a)

Included in total distributions was $(23,966,710) from net investment income and $0 from net realized gains as of year ended March 31, 2018. The undistributed net investment income was $16,141,517 at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

(b)

Included in total distributions was $(36,403,991) from net investment income and $0 from net realized gains as of year ended March 31, 2018. The distributions in excess of net investment income was $(1,949,655) at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,559,973	$15,564,976
Net realized gain (loss)	66,005,792	151,397,171
Change in net unrealized appreciation (depreciation)	(15,468,216)	(17,711,022)

Net increase in net assets resulting from operations	64,097,549	149,251,125

Distributions to shareholders (See Note 2):
Class Y-3	—	(146,523,040)

Total distributions	—	(146,523,040	)(a)

Net share transactions (See Note 7):
Class Y-3	(28,829,907)	(331,977,749)

Decrease in net assets resulting from net shares transactions	(28,829,907)	(331,977,749)

Net increase (decrease) in net assets	35,267,642	(329,249,664)

Net assets:
Beginning of year	920,610,113	1,249,859,777

End of year	$955,877,755	$920,610,113

(a)

Included in total distributions was $(18,085,932) from net investment income and $(128,437,108) from net realized gains as of year ended March 31, 2018. The distributions in excess of net investment income was $(661,448) at year ended March 31, 2018. See Note 2 for more details on Disclosure Update and Simplification.

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Financial Highlights

	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.85	$10.61	$9.34		$11.11		$13.16

Net investment income†	0.12	0.14	0.11	(a)	0.04		0.05
Net realized and unrealized gain (loss) on investments	0.18	1.68	1.54		(0.43)		1.63

Total from investment operations	0.30	1.82	1.65		(0.39)		1.68

Less dividends and distributions:
From net investment income	(0.14)	(0.16)	(0.08)		(0.05)		(0.04)
From net realized gain on investments	(2.43)	(1.42)	(0.30)		(1.33)		(3.69)

Total dividends and distributions	(2.57)	(1.58)	(0.38)		(1.38)		(3.73)

Net asset value at end of year	$8.58	$10.85	$10.61		$9.34		$11.11

Total investment return	4.81%	17.26%	17.74%		(4.09)%		13.63	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.21%	1.28%	1.14	%(a)	0.33%		0.37%
Net expenses to average daily net assets	0.63%	0.60%	0.61	%(d)	0.63	%(c)	0.60	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.63%	0.60%	0.61%		0.63	%(c)	0.63	%(c)
Portfolio turnover rate	74%	64%	84%		66%		118%
Net assets at end of year (in 000’s)	$389,415	$512,558	$601,059		$301,260		$362,698

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.29	$12.12	$10.30		$12.23		$12.44

Net investment income (loss)†	0.05	0.04	0.04	(a)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.23)	1.46	2.13		(1.28)		1.32

Total from investment operations	(0.18)	1.50	2.17		(1.30)		1.29

Less dividends and distributions:
From net investment income	(0.05)	(0.06)	(0.08)		—		—
From net realized gain on investments	(1.93)	(1.27)	(0.27)		(0.63)		(1.50)

Total dividends and distributions	(1.98)	(1.33)	(0.35)		(0.63)		(1.50)

Net asset value at end of year	$10.13	$12.29	$12.12		$10.30		$12.23

Total investment return	0.19%	12.64%	21.24%		(10.78)%		11.11	%(b)

Ratios/Supplemental Data:
Net investment income (loss) to average net assets	0.47%	0.31%	0.40	%(a)	(0.18)%		(0.25)%
Net expenses to average daily net assets	0.98%	0.95%	0.97	%(d)	0.98	%(c)	0.98	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.98%	0.95%	0.97%		0.98	%(c)	0.99	%(c)
Portfolio turnover rate	47%	49%	106%		68%		75%
Net assets at end of year (in 000’s)	$794,403	$907,944	$972,456		$427,426		$470,893

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019	Year Ended 3/31/2018		Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.51	$10.44		$9.61		$10.64		$11.92

Net investment income†	0.22	0.19		0.18	(a)	0.16		0.19
Net realized and unrealized gain (loss) on investments	(0.76)	1.75		0.83		(0.76)		(0.22)

Total from investment operations	(0.54)	1.94		1.01		(0.60)		(0.03)

Less dividends and distributions:
From net investment income	(0.20)	(0.23)		(0.18)		(0.17)		(0.27)
From net realized gain on investments	(0.90)	(0.64)		—		(0.26)		(0.98)

Total dividends and distributions	(1.10)	(0.87)		(0.18)		(0.43)		(1.25)

Net asset value at end of year	$9.87	$11.51		$10.44		$9.61		$10.64

Total investment return	(4.00)%	18.80%		10.62%		(5.64)%		0.19	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	2.03%	1.64%		1.81	%(a)	1.60%		1.72%
Net expenses to average daily net assets	0.79%	0.79	%(c)	0.82	%(c)(d)	0.83	%(c)	0.84	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.79%	0.79	%(c)	0.81	%(c)	0.83	%(c)	0.84	%(c)
Portfolio turnover rate	81%	81%		81%		109%		101%
Net assets at end of year (in 000’s)	$2,155,585	$2,159,299		$2,271,104		$1,941,634		$2,072,981

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and is 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019		Year Ended 3/31/2018		Year Ended 3/31/2017		Year Ended 3/31/2016	Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.90		$9.96		$10.15		$10.43	$10.42

Net investment income†	0.31		0.27		0.25	(a)	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.11		(0.09)		(0.09)		(0.17)	0.28

Total from investment operations	0.42		0.18		0.16		0.12	0.56

Less dividends and distributions:
From net investment income	(0.32)		(0.24)		(0.25)		(0.30)	(0.33)
From net realized gain on investments	—		—		(0.10)		(0.10)	(0.22)

Total dividends and distributions	(0.32)		(0.24)		(0.35)		(0.40)	(0.55)

Net asset value at end of year	$10.00		$9.90		$9.96		$10.15	$10.43

Total investment return	4.37%		1.80%		1.58%		1.26%	5.43	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	3.17%		2.71%		2.43	%(a)	2.80%	2.66%
Net expenses to average daily net assets	0.43%		0.43%		0.43	%(c)(d)	0.42%	0.40%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%		0.43%		0.43	%(c)	0.42%	0.42%
Portfolio turnover rate	80	%(e)	113	%(e)	151%		88%	192%
Net assets at end of year (in 000’s)	$548,600		$857,947		$765,603		$783,875	$892,649

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 74% and 81% for the years ended March 31, 2019 and March 31, 2018, respectively.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019		Year Ended 3/31/2018		Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.80		$9.31		$8.44		$9.13		$10.43

Net investment income†	0.43		0.53		0.51	(a)	0.54		0.56
Net realized and unrealized gain (loss) on investments	(0.94)		0.33		0.36		(1.12)		(1.32)

Total from investment operations	(0.51)		0.86		0.87		(0.58)		(0.76)

Less dividends and distributions:
From net investment income	(0.21)		(0.37)		—		(0.07)		(0.47)
From net realized gain on investments	—		—		—		(0.04)		(0.07)

Total dividends and distributions	(0.21)		(0.37)		—		(0.11)		(0.54)

Net asset value at end of year	$9.08		$9.80		$9.31		$8.44		$9.13

Total investment return	(5.15)%		9.42%		10.31	%(b)	(6.25	)%(b)	(7.36	)%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	4.74%		5.49%		5.75	%(a)	6.28%		5.55%
Net expenses to average daily net assets	0.92	%(c)	0.92	%(c)	0.94	%(c)(d)	0.90	%(c)	0.90	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.92	%(c)	0.92	%(c)	0.94	%(c)	0.95	%(c)	0.97	%(c)
Portfolio turnover rate	243	%(e)	72%		55%		53%		58%
Net assets at end of year (in 000’s)	$812,580		$647,222		$558,859		$414,262		$395,939

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 218% for the year ended March 31, 2019.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019		Year Ended 3/31/2018		Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.75		$9.77		$8.59		$9.88		$9.99

Net investment income†	0.17		0.18		0.14	(a)	0.16		0.17
Net realized and unrealized gain (loss) on investments	(1.48)		2.05		1.22		(1.36)		(0.09)

Total from investment operations	(1.31)		2.23		1.36		(1.20)		0.08

Less dividends and distributions:
From net investment income	(0.01)		(0.25)		(0.18)		(0.09)		(0.19)
From net realized gain on investments	(1.38)		—		—		—		—

Total dividends and distributions	(1.39)		(0.25)		(0.18)		(0.09)		(0.19)

Net asset value at end of year	$9.05		$11.75		$9.77		$8.59		$9.88

Total investment return	(10.20)%		22.92%		16.14%		(12.06)%		0.81	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.66%		1.62%		1.52	%(a)	1.79%		1.66%
Net expenses to average daily net assets	0.92	%(c)	0.95	%(c)	1.00	%(c)(d)	1.00	%(c)	0.98	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.92	%(c)	0.95	%(c)	0.99	%(c)	1.00	%(c)	1.00	%(c)
Portfolio turnover rate	57%		93%		89%		66%		46%
Net assets at end of year (in 000’s)	$1,018,647		$1,116,127		$1,481,990		$1,150,136		$1,087,355

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 3/31/2019	Year Ended 3/31/2018		Year Ended 3/31/2017		Year Ended 3/31/2016		Year Ended 3/31/2015
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.28	$12.62		$11.81		$12.11		$12.27

Net investment income†	0.18	0.18		0.16	(a)	0.15		0.15
Net realized and unrealized gain on investments	0.67	1.39		1.11		0.33		0.54

Total from investment operations	0.85	1.57		1.27		0.48		0.69

Less dividends and distributions:
From net investment income	—	(0.18)		(0.14)		(0.14)		(0.19)
From net realized gain on investments	—	(1.73)		(0.32)		(0.64)		(0.66)

Total dividends and distributions	—	(1.91)		(0.46)		(0.78)		(0.85)

Net asset value at end of year	$13.13	$12.28		$12.62		$11.81		$12.11

Total investment return	6.92%	12.47%		11.02%		4.13%		5.80	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.40%	1.35%		1.34	%(a)	1.23%		1.25%
Net expenses to average daily net assets	0.83%	0.80	%(c)	0.81	%(c)	0.82	%(c)	0.85	%(c)
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.83%	0.80	%(c)	0.81	%(c)	0.82	%(c)	0.84	%(c)
Portfolio turnover rate	80%	36%		55%		31%		84%
Net assets at end of year (in 000’s)	$955,878	$920,610		$1,249,860		$952,386		$819,052

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to the Financial Statements

March 31, 2019

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investments LLC, successor to Mercer Investment Management, Inc.1 (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as diversified.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class (formerly Class S), Class I (formerly Class Y-1), Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2019, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

In August 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to

[1]	Effective March 28, 2019, Mercer Investment Management, Inc., a Delaware corporation, converted to a Delaware limited liability company and was renamed Mercer Investments LLC.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

November 5, 2018. As of March 31, 2019, Management has adopted the amendments. The amendment requires presentation of the total, rather than the components, of distributable earnings (accumulated loss) on the Statements of Assets and Liabilities. The amendment requires presentation of the total distributions, rather than the components, on the Statements of Changes in Net Assets and removal of the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of March 31, 2019, Management has adopted the amendments.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standard’s update to the Funds.

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 —other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”), TBA commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2019. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2019.

At March 31, 2019, Large Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts and State Street Institutional U.S. Government Money Market Fund, Premier Class whose value was determined using Level 1 inputs and short-term investment positions in a United States Treasury Bill, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2019 in valuing the assets and liabilities of Small/Mid Cap, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Small/Mid Cap

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$758,291,939	$—	$—	$758,291,939

Total Common Stocks	758,291,939	—	—	758,291,939

Rights
Mining	—	93,008	—	93,008

Total Rights	—	93,008	—	93,008

Short-Term Investments
Mutual Fund - Securities Lending Collateral	2,502,353	—	—	2,502,353
U.S. Government and Agency Obligations	—	1,582,780	—	1,582,780

Total Short-Term Investments	2,502,353	1,582,780	—	4,085,133

Futures Contracts†
Buys	355,780	—	—	355,780

Total Futures Contracts	355,780	—	—	355,780

Total	$761,150,072	$1,675,788	$—	$762,825,860

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$83,868,944	$0	*	$—		$83,868,944
Austria	14,618,651	—		—		14,618,651
Belgium	19,134,115	—		—		19,134,115
Bermuda	5,263,832	—		—		5,263,832
Brazil	17,670,707	—		—		17,670,707
Canada	16,640,889	—		—		16,640,889
Cayman Islands	35,148,589	—		—		35,148,589
China	2,934,898	—		—		2,934,898
Denmark	19,928,345	—		—		19,928,345
Finland	30,136,872	—		—		30,136,872
France	196,349,880	—		—		196,349,880
Germany	173,116,941	—		—		173,116,941
Hong Kong	27,307,782	—		—		27,307,782
Hungary	2,627,520	—		—		2,627,520
India	7,635,529	—		—		7,635,529
Indonesia	8,414,198	—		—		8,414,198
Ireland	10,382,267	—		—		10,382,267
Israel	8,166,132	—		—		8,166,132
Italy	56,868,632	—		—		56,868,632
Japan	454,401,682	—		—		454,401,682
Luxembourg	12,138,794	—		—		12,138,794
Malaysia	2,321,749	—		—		2,321,749
Netherlands	104,081,527	—		—		104,081,527
New Zealand	2,295,054	—		—		2,295,054
Norway	16,589,195	—		—		16,589,195
Philippines	862,175	—		—		862,175
Poland	1,351,053	—		—		1,351,053
Portugal	255,858	—		0	**	255,858
Russia	8,288,884	—		—		8,288,884
Singapore	5,078,140	—		—		5,078,140
South Africa	1,472,943	—		—		1,472,943
South Korea	9,837,535	—		—		9,837,535
Spain	45,737,416	—		0	**	45,737,416
Sweden	59,318,373	—		—		59,318,373
Switzerland	183,947,784	—		—		183,947,784
Taiwan	14,021,153	—		—		14,021,153
Thailand	—	2,236,786		—		2,236,786
Turkey	1,149,731	—		—		1,149,731
United Kingdom	308,105,373	—		—		308,105,373
United States	44,071,950	—		—		44,071,950

Total Common Stocks	2,011,541,092	2,236,786		0		2,013,777,878

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies
United States	$20,444,507	$—	$—	$20,444,507

Total Investment Companies	20,444,507	—	—	20,444,507

Preferred Stocks
Brazil	1,593,537	—	—	1,593,537
Germany	20,119,556	—	—	20,119,556
Sweden	868,978	—	—	868,978

Total Preferred Stocks	22,582,071	—	—	22,582,071

Rights
Sweden	112,912	—	—	112,912

Total Rights	112,912	—	—	112,912

Short-Term Investments
Mutual Fund - Securities Lending Collateral	56,574,708	—	—	56,574,708
U.S. Government and Agency Obligations	—	3,956,950	—	3,956,950

Total Short-Term Investments	56,574,708	3,956,950	—	60,531,658

Futures Contracts†
Buys	1,374,326	—	—	1,374,326

Total Futures Contracts	1,374,326	—	—	1,374,326

Forward Foreign Currency Contracts†	—	42,087	—	42,087

Total Forward Foreign Currency Contracts	—	42,087	—	42,087

Total	$2,112,629,616	$6,235,823	$0	$2,118,865,439

*	Represents one or more Level 2 securities at $0 value as of March 31, 2019.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2019.
†

Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$78,339,940	$—		$78,339,940
Corporate Debt	—	194,009,401	0	**	194,009,401
Mortgage Backed Securities - Private Issuers	—	54,941,390	—		54,941,390
Mortgage Backed Securities - U.S. Government Agency Obligations	—	141,435,697	—		141,435,697
Municipal Obligations	—	5,494,480	—		5,494,480
Sovereign Debt Obligations	—	6,553,856	—		6,553,856
U.S. Government and Agency Obligations	—	54,700,608	—		54,700,608

Total Debt Obligations	—	535,475,372	0		535,475,372

Short-Term Investments
Certificates of Deposit	—	429,599	—		429,599
Mutual Fund - Securities Lending Collateral	6,309,277	—	—		6,309,277
U.S. Government and Agency Obligations	—	919,283	—		919,283

Total Short-Term Investments	6,309,277	1,348,882	—		7,658,159

Options Purchased	24,563	—	—		24,563

Futures Contracts†
Buys	1,292,785	—	—		1,292,785

Total Futures Contracts	1,292,785	—	—		1,292,785

Swaps
Centrally Cleared Interest Rate Swaps†	—	129,792	—		129,792

Total Swaps	—	129,792	—		129,792

Total	$7,626,625	$536,954,046	$0		$544,580,671

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Sales	$(187,872)	$—	$—	$(187,872)

Total Futures Contracts	(187,872)	—	—	(187,872)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(414,030)	—	(414,030)

Total Swaps	—	(414,030)	—	(414,030)

Written Options	(6,000)	—	—	(6,000)

Total	$(193,872)	$(414,030)	$—	$(607,902)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2019.
†	Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$20,105,374	$—		$20,105,374
Bank Loans	—	41,782,473	—		41,782,473
Convertible Debt	—	1,495,889	—		1,495,889
Corporate Debt	—	214,276,461	0	**	214,276,461
Mortgage Backed Securities - Private Issuers	—	19,245,704	—		19,245,704
Mortgage Backed Securities - U.S. Government Agency Obligations	—	20,104,316	—		20,104,316
Sovereign Debt Obligations	—	324,243,845	—		324,243,845
U.S. Government and Agency Obligations	—	104,993,156	—		104,993,156

Total Debt Obligations	—	746,247,218	0		746,247,218

Common Stocks
Diversified Financial Services	—	—	0	**	—
Oil & Gas	—	842,153	—		842,153

Total Common Stocks	—	842,153	0		842,153

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Preferred Stock
Health Care - Products	$725,510	$—	$—	$725,510
Oil & Gas	—	230,420	—	230,420

Total Convertible Preferred Stock	725,510	230,420	—	955,930

Preferred Stocks
Investment Companies	62,059	—	—	62,059

Total Preferred Stocks	62,059	—	—	62,059

Short-Term Investments
Certificates of Deposit	—	649,731	—	649,731
Investment Company	—	7,973,220	—	7,973,220
Mutual Fund - Securities Lending Collateral	7,793,870	—	—	7,793,870
Sovereign Debt Obligations	—	6,013,934	—	6,013,934
U.S. Government and Agency Obligations	—	7,059,804	—	7,059,804

Total Short-Term Investments	7,793,870	21,696,689	—	29,490,559

Options Purchased	706,922	630,511	—	1,337,433

Futures Contracts†
Buys	628,305	—	—	628,305
Sales	8,539	—	—	8,539

Total Futures Contracts	636,844	—	—	636,844

Swaps
Centrally Cleared Interest Rate Swaps†	—	29,033	—	29,033
OTC Credit Default Swaps	—	493,832	—	493,832

Total Swaps	—	522,865	—	522,865

Forward Foreign Currency Contracts†	—	2,754,284	—	2,754,284

Total Forward Foreign Currency Contracts	—	2,754,284	—	2,754,284

Total	$9,925,205	$772,924,140	$0	$782,849,345

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(7,703)	$—	$—	$(7,703)
Sales	(901,819)	—	—	(901,819)

Total Futures Contracts	(909,522)	—	—	(909,522)

Swaps
OTC Interest Rate Swaps	—	(285,360)	—	(285,360)
Centrally Cleared Interest Rate Swaps†	—	(1,815,718)	—	(1,815,718)
OTC Credit Default Swaps	—	(1,281,161)	—	(1,281,161)
Centrally Cleared Credit Default Swaps†	—	(322,881)	—	(322,881)

Total Swaps	—	(3,705,120)	—	(3,705,120)

Forward Foreign Currency Contracts†	—	(3,216,602)	—	(3,216,602)

Total Forward Foreign Currency Contracts	—	(3,216,602)	—	(3,216,602)

Written Options	(44,867)	(74,413)	—	(119,280)

Total	$(954,389)	$(6,996,135)	$—	$(7,950,524)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2019.
†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$4,683,143	$—	$—	$4,683,143
Bermuda	16,818,220	—	—	16,818,220
Brazil	54,175,382	—	—	54,175,382
British Virgin Islands	930,385	—	—	930,385
Cayman Islands	121,761,311	—	—	121,761,311
Chile	14,804,081	—	—	14,804,081
China	93,196,493	—	—	93,196,493
Colombia	837,922	—	—	837,922
Cyprus	767,095	—	—	767,095

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Czech Republic	$1,123,987	$—	$—	$1,123,987
Egypt	2,899,096	—	—	2,899,096
France	2,105,560	—	—	2,105,560
Greece	1,406,929	—	—	1,406,929
Hong Kong	42,485,662	—	—	42,485,662
Hungary	5,695,574	—	—	5,695,574
India	119,218,699	24,509	—	119,243,208
Indonesia	26,109,105	—	—	26,109,105
Isle of Man	212,173	—	—	212,173
Japan	2,412,102	—	—	2,412,102
Luxembourg	210,000	—	—	210,000
Malaysia	13,152,932	—	—	13,152,932
Mexico	34,324,078	—	—	34,324,078
Netherlands	7,770,959	—	—	7,770,959
Nigeria	1,477,143	—	—	1,477,143
Papua New Guinea	2,255,385	—	—	2,255,385
Philippines	5,277,101	—	—	5,277,101
Poland	8,588,338	—	—	8,588,338
Qatar	1,248,417	—	—	1,248,417
Russia	14,990,403	—	—	14,990,403
Singapore	2,189,935	—	—	2,189,935
South Africa	59,468,583	—	—	59,468,583
South Korea	95,680,926	—	—	95,680,926
Spain	24,608	—	—	24,608
Switzerland	3,940,812	—	—	3,940,812
Taiwan	100,210,362	—	—	100,210,362
Thailand	15,930,019	9,861,893	—	25,791,912
Turkey	3,984,814	—	—	3,984,814
United Arab Emirates	1,835,355	—	—	1,835,355
United Kingdom	10,565,157	—	—	10,565,157
United States	11,402,022	—	—	11,402,022

Total Common Stocks	906,170,268	9,886,402	—	916,056,670

Preferred Stocks
Brazil	17,132,090	—	—	17,132,090
Colombia	203,057	—	—	203,057
Germany	829,857	—	—	829,857
South Korea	448,215	3,973	—	452,188

Total Preferred Stocks	18,613,219	3,973	—	18,617,192

Rights
Hong Kong	—	28,151	—	28,151
India	—	242,081	—	242,081
South Korea	—	9,724	—	9,724

Total Rights	—	279,956	—	279,956

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Investment Fund	$5,491,115	$—	$—	$5,491,115
Mutual Fund - Securities Lending Collateral	6,377,010	—	—	6,377,010
U.S. Government and Agency Obligations	—	2,682,697	—	2,682,697

Total Short-Term Investments	11,868,125	2,682,697	—	14,550,822

Futures Contracts†
Buys	283,942	—	—	283,942

Total Futures Contracts	283,942	—	—	283,942

Synthetic Futures
Long	—	160,570	—	160,570
Short	—	278,034	—	278,034

Total Synthetic Futures	—	438,604	—	438,604

Forward Foreign Currency Contracts†	—	2,601,065	—	2,601,065

Total Forward Foreign Currency Contracts	—	2,601,065	—	2,601,065

Total	$936,935,554	$15,892,697	$—	$952,828,251

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(5,633)	$—	$—	$(5,633)
Sales	(53,978)	—	—	(53,978)

Total Futures Contracts	(59,611)	—	—	(59,611)

Synthetic Futures
Long	—	(13,866)	—	(13,866)
Short	—	(58,629)	—	(58,629)

Total Synthetic Futures	—	(72,495)	—	(72,495)

Forward Foreign Currency Contracts†	—	(920,398)	—	(920,398)

Total Forward Foreign Currency Contracts	—	(920,398)	—	(920,398)

Total	$(59,611)	$(992,893)	$—	$(1,052,504)

†

Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$892,736,836	$—	$—	$892,736,836

Total Common Stocks	892,736,836	—	—	892,736,836

Preferred Stocks
Japan	144,732	—	—	144,732
Sweden	134,098	—	—	134,098

Total Preferred Stocks	278,830	—	—	278,830

Rights
Singapore	—	766	—	766

Total Rights	—	766	—	766

Short-Term Investments
Mutual Fund - Securities Lending Collateral	18,747,378	—	—	18,747,378
U.S. Government and Agency Obligations	—	1,632,242	—	1,632,242

Total Short-Term Investments	18,747,378	1,632,242	—	20,379,620

Futures Contracts†
Buys	627,228	—	—	627,228

Total Futures Contracts	627,228	—	—	627,228

Total	$912,390,272	$1,633,008	$—	$914,023,280

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(1,855)	$—	$—	$(1,855)

Total Futures Contracts	(1,855)	—	—	(1,855)

Total	$(1,855)	$—	$—	$(1,855)

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Investments in Derivative Instruments

At March 31, 2019 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(3)	$177,233	$177,233

Total Value	$177,233	$177,233

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(7)	$751,520	$751,520

Total Realized Gain (Loss)	$751,520	$751,520

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(12)	$752,122	$752,122

Total Change in Appreciation (Depreciation)	$752,122	$752,122

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Equity Risk	Total
Futures Contracts	101	101

Small/Mid Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(3)	$355,780	$355,780

Total Value	$355,780	$355,780

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(7)	$(3,047,398)	$(3,047,398)

Total Realized Gain (Loss)	$(3,047,398)	$(3,047,398)

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(12)	$1,338,458	$1,338,458

Total Change in Appreciation (Depreciation)	$1,338,458	$1,338,458

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Equity Risk	Total
Futures Contracts	$276	$276

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$—	$1,374,326	$1,374,326
Forward Foreign Currency Contracts(2)	42,087	—	42,087

Total Value	$42,087	$1,374,326	$1,416,413

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(7)	$—	$(9,800,826)	$(9,800,826)
Forward Foreign Currency Contracts(6)	1,478,708	—	1,478,708

Total Realized Gain (Loss)	$1,478,708	$(9,800,826)	$(8,322,118)

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(12)	$—	$3,401,830	$3,401,830
Forward Foreign Currency Contracts(11)	146,907	—	146,907

Total Change in Appreciation (Depreciation)	$146,907	$3,401,830	$3,548,737

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	—	933	933
Forward Foreign Currency Contracts	(19,714,853)	—	(19,714,853)

Core Fixed

ASSET DERIVATIVES
	Interest Rate Risk	Total
Options Purchased(1)	$24,563	$24,563
Futures Contracts(3)	1,292,785	1,292,785
Centrally Cleared Swap Contracts**	129,792	129,792

Total Value	$1,447,140	$1,447,140

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

LIABILITY DERIVATIVES
	Interest Rate Risk	Total
Options Written(5)	$(6,000)	$(6,000)
Futures Contracts(3)	(187,872)	(187,872)
Centrally Cleared Swap Contracts**	(414,030)	(414,030)

Total Value	$(607,902)	$(607,902)

NET REALIZED GAIN (LOSS)
	Interest Rate Risk	Total
Options Purchased(8)	$(22,388)	$(22,388)
Options Written(9)	6,467	6,467
Swaps Contracts(10)	460,897	460,897
Futures Contracts(7)	1,179,585	1,179,585

Total Realized Gain (Loss)	$1,624,561	$1,624,561

CHANGE IN APPRECIATION (DEPRECIATION)
	Interest Rate Risk	Total
Options Purchased(13)	$1,489	$1,489
Options Written(14)	(133)	(133)
Swaps Contracts(15)	(1,228,628)	(1,228,628)
Futures Contracts(12)	300,806	300,806

Total Change in Appreciation (Depreciation)	$(926,466)	$(926,466)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Interest Rate Risk	Total
Options Purchased	136,667	136,667
Options Written	(149,000)	(149,000)
Swaps Contracts	326,684,900	326,684,900
Futures Contracts	696	696

Opportunistic Fixed

ASSET DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased(1)	$19,768	$610,743	$329,687	$377,235	$1,337,433
Futures Contracts(3)	—	—	636,844	—	636,844
Forward Foreign Currency Contracts(2)	—	2,754,284	—	—	2,754,284
OTC Swaps Contracts	493,832	—	—	—	493,832
Centrally Cleared Swap Contracts**	—	—	29,033	—	29,033

Total Value	$513,600	$3,365,027	$995,564	$377,235	$5,251,426

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

LIABILITY DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Written(5)	$(48,526)	$(25,887)	$(29,172)	$(15,695)	$(119,280)
Forward Foreign Currency Contracts(4)	—	(3,216,602)	—	—	(3,216,602)
Futures Contracts(3)	—	—	(909,522)	—	(909,522)
OTC Swaps Contracts	(1,281,161)	—	(285,360)	—	(1,566,521)
Centrally Cleared Swap Contracts**	(322,881)	—	(1,815,718)	—	(2,138,599)

Total Value	$(1,652,568)	$(3,242,489)	$(3,039,772)	$(15,695)	$(7,950,524)

NET REALIZED GAIN (LOSS)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased(8)	$(421,296)	$(499,760)	$(19,253)	$205,605	$(734,704)
Options Written(9)	40,115	47,660	40,237	(19,436)	108,576
Swaps Contracts(10)	(950,961)	—	(95,246)	—	(1,046,207)
Futures Contracts(7)	—	—	(1,059,568)	—	(1,059,568)
Forward Foreign Currency Contracts(6)†	—	(5,452,322)	—	—	(5,452,322)

Total Realized Gain (Loss)	$(1,332,142)	$(5,904,422)	$(1,133,830)	$186,169	$(8,184,225)

CHANGE IN APPRECIATION (DEPRECIATION)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased(13)	$(288,181)	$(193,756)	$(166,726)	$(117,114)	$(765,777)
Options Written(14)	12,112	4,003	(11,833)	12,543	16,825
Swaps Contracts(15)	(568,728)	—	(2,072,045)	—	(2,640,773)
Futures Contracts(12)	—	—	(271,487)	—	(271,487)
Forward Foreign Currency Contracts(11)†	—	(253,772)	—	—	(253,772)

Total Change in Appreciation (Depreciation)	$(844,797)	$(443,525)	$(2,522,091)	$(104,571)	$(3,914,984)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	39,200,000	51,087,938	7,990,375	13,025	98,291,338
Options Written	(24,725,000)	(3,270,200)	(2,977,286)	(65,969)	(31,038,455)
Swaps Contracts	87,612,541	—	56,472,955	—	144,085,496
Futures Contracts	—	—	1,036	—	1,036
Forward Foreign Currency Contracts†	—	(27,778,896)	—	—	(27,778,896)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$—	$283,942	$283,942
Forward Foreign Currency Contracts(2)	2,601,065	—	2,601,065
Synthetic Futures	—	438,604	438,604

Total Value	$2,601,065	$722,546	$3,323,611

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(4)	$(920,398)	$—	$(920,398)
Futures Contracts(3)	—	(59,611)	(59,611)
Synthetic Futures	—	(72,495)	(72,495)

Total Value	$(920,398)	$(132,106)	$(1,052,504)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(7)††	$—	$(8,694,962)	$(8,694,962)
Forward Foreign Currency Contracts(6)	(7,071,037)	—	(7,071,037)

Total Realized Gain (Loss)	$(7,071,037)	$(8,694,962)	$(15,765,999)

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(12)††	$—	$(150,693)	$(150,693)
Forward Foreign Currency Contracts(11)	1,772,163	—	1,772,163

Total Change in Appreciation (Depreciation)	$1,772,163	$(150,693)	$1,621,470

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts††	—	10,736,489	10,736,489
Forward Foreign Currency Contracts	28,886,551	—	28,886,551

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$—	$627,228	$627,228

Total Value	$—	$627,228	$627,228

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$(1,855)	$—	$(1,855)

Total Value	$(1,855)	$—	$(1,855)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(7)	$(12,126)	$(1,436,957)	$(1,449,083)

Total Realized Gain (Loss)	$(12,126)	$(1,436,957)	$(1,449,083)

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(12)	$(12,050)	$1,757,824	$1,745,774

Total Change in Appreciation (Depreciation)	$(12,050)	$1,757,824	$1,745,774

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	14	221	235

**

Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

†	Includes Cross Currency Foreign Currency Contracts.
††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(4)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(5)	Statements of Assets and Liabilities location: Written options, at value.
(6)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Purchased option contracts.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

(9)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(10)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(11)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts.
(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Purchased option contracts.
(14)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(15)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(16)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the time period that the Fund held such derivatives during the year ended March 31, 2019.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2019.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A.	$42,087	$—	$—	$42,087

	$42,087	$—	$—	$42,087

(a)	Represents the net amount receivable from the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America N.A.	$191,915	$(126,926)	$—	$64,989
Barclays Bank Plc	400,642	(193,756)	(100,000)	106,886
BNP Paribas S.A.	233,910	(190,421)	—	43,489
Citibank N.A.	259,533	(259,533)	—	—
Credit Suisse	53,301	(11,445)	—	41,856
Deutsche Bank AG	173,119	(173,119)	—	—

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Goldman Sachs & Co.	$12,867	$—	$—	$12,867
HSBC Bank Plc	311,797	(311,797)	—	—
HSBC Bank USA, N.A.	536,960	(237,957)	—	299,003
JPMorgan Chase Bank N.A.	1,259,102	(1,259,102)	—	—
Merrill Lynch Capital Services, Inc.	3,722	(3,722)	—	—
Morgan Stanley & Co.	318,450	(318,450)	—	—
Natwest Markets Plc	87,118	(87,118)	—	—
State Street Bank London	19,185	(19,185)	—	—
Toronto Dominion Bank	9,049	(9,049)	—	—
UBS AG London	7,957	—	—	7,957

	$3,878,627	$(3,201,580)	$(100,000)	$577,047

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$(126,926)	$126,926	$—	$—
Barclays Bank Plc	(193,756)	193,756	—	—
BNP Paribas S.A.	(190,421)	190,421	—	—
Citibank N.A.	(294,188)	259,533	34,655	—
Credit Suisse	(11,445)	11,445	—	—
Deutsche Bank AG	(180,468)	173,119	7,349	—
HSBC Bank Plc	(450,292)	311,797	40,000	(98,495)
HSBC Bank USA, N.A.	(237,957)	237,957	—	—
HSBC Sec. New York	(283,489)	—	—	(283,489)
JPMorgan Chase Bank N.A.	(2,200,074)	1,259,102	887,282	(53,690)
JPMorgan Chase Bank N.A. London	(94,812)	—	94,812	—
Merrill Lynch Capital Services, Inc.	(51,762)	3,722	—	(48,040)
Morgan Stanley & Co.	(353,161)	318,450	34,711	—
Natwest Markets Plc	(94,598)	87,118	—	(7,480)
State Street Bank London	(27,783)	19,185	—	(8,598)
Toronto Dominion Bank	(66,404)	9,049	—	(57,355)

	$(4,857,536)	$3,201,580	$1,098,809	$(557,147)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A. London	$2,601,065	$(920,398)	$(1,680,667)	$—
Goldman Sachs International	438,604	(72,495)	—	366,109

	$3,039,669	$(992,893)	$(1,680,667)	$366,109

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Citibank N.A. London	$(920,398)	$920,398	$—	$—
Goldman Sachs International	(72,495)	72,495	—	—

	$(992,893)	$992,893	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash, cash equivalents and short term investments

A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date.

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager,

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 1 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2019. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2019 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$23,880,189	$6,158,462	$18,117,904
Small/Mid Cap	65,557,775	2,502,353	64,268,452
Non-US Core Equity	95,020,855	56,574,708	43,445,397
Core Fixed	14,114,102	6,309,277	8,081,878
Opportunistic Fixed	15,522,169	7,793,870	8,049,853
Emerging Markets	19,707,305	6,377,010	14,223,093
Global Low Volatility	27,015,409	18,747,378	9,400,994

For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2019, with a contractual maturity of overnight and continuous.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

For Core Fixed and Opportunistic Fixed, the values of the security loan obligations are classified as follows at March 31, 2019:

Core Fixed

	Remaining Contractual Maturity of the Agreements As of March 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Debt	$5,848,004	$—	$—	$—	$5,848,004
Sovereign Debt Obligations	461,273	—	—	—	461,273

Total	$6,309,277	$—	$—	$—	$6,309,277

Total Borrowings	$6,309,277	$—	$—	$—	$6,309,277

Gross amount of recognized liabilities for securities lending transactions					$6,309,277

Opportunistic Fixed

	Remaining Contractual Maturity of the Agreements As of March 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Debt	$7,143,640	$—	$—	$—	$7,143,640
Preferred Stocks	15,667	—	—	—	15,667
Sovereign Debt Obligations	634,563	—	—	—	634,563

Total	$7,793,870	$—	$—	$—	$7,793,870

Total Borrowings	$7,793,870	$—	$—	$—	$7,793,870

Gross amount of recognized liabilities for securities lending transactions					$7,793,870

(e)   Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statement of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty.

The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2019, Core Fixed and Opportunistic Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open swap agreements as of March 31, 2019.

(f)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked to market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a total return swap transaction in which there’s a commitment to receive positive or negative returns in exchange for equity index futures. If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2019, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund’s Schedule of Investments for a listing of open futures contracts as of March 31, 2019.

(g)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2019, Core Fixed and Opportunistic Fixed used options to manage interest rate and volatility exposure.

(h)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.

During the year ended March 31, 2019, Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity and Emerging Markets used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Non-US Core Equity, Opportunistic Fixed and Emerging Markets Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2019.

(i)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(j)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”.

See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2019.

(k)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2019.

(l)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Fixed and Opportunistic Fixed as of March 31, 2019.

(m)  Bank loans

Core Fixed and Opportunistic Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2019, the Funds held no unfunded loan commitments.

(n)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(o)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

On March 31, 2019, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

Unlimited
Core Fixed	$12,448,296
Opportunistic Fixed	24,454,111
Emerging Markets	23,002,286

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2019, Large Cap, Non-US Core Equity, Core Fixed and Opportunistic Fixed, have elected to defer current year post-October losses of $1,207,308, $10,121,411, $140,070 and $2,964,727, respectively. Opportunistic Fixed has elected to defer late-year ordinary losses of $3,447,091 as arising on April 1, 2019.

As of March 31, 2019, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$347,650,015	$44,276,399	$(14,357,295)	$29,919,104
Small/Mid Cap	690,994,016	122,194,218	(50,363,461)	71,830,757
Non-US Core Equity	2,012,915,441	224,924,177	(118,972,996)	105,951,181
Core Fixed	547,208,292	7,200,715	(11,250,913)	(4,050,198)
Opportunistic Fixed	785,340,031	12,312,618	(18,717,297)	(6,404,679)
Emerging Markets	960,002,449	74,732,671	(85,230,480)	(10,497,809)
Global Low Volatility	826,690,281	109,534,122	(22,828,351)	86,705,771

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2019.

As of March 31, 2019, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2019 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

During the years ended March 31, 2019 and March 31, 2018, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2019			2018
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$18,203,269	$79,063,810	$—	$35,003,064	$37,472,312	$—
Small/Mid Cap	13,103,133	121,011,411	—	44,310,010	50,567,317	—
Non-US Core Equity	71,614,415	147,266,369	—	97,125,234	73,664,957	—
Core Fixed	24,784,732	—	—	19,914,504	—	—
Opportunistic Fixed	15,919,968	—	—	23,966,710	—	—
Emerging Markets	39,741,557	103,026,768	—	36,403,991	—	—
Global Low Volatility	—	—	—	82,662,535	63,860,505	—

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$—	$12,225,577	$(1,209,368)	$29,919,353	$40,935,562
Small/Mid Cap	—	1,397,695	(362)	71,830,713	73,228,046
Non-US Core Equity	15,759,711	—	(10,123,605)	105,815,803	111,451,909
Core Fixed	5,193,265	—	(12,590,727)	(4,335,110)	(11,732,572)
Opportunistic Fixed	—	—	(30,873,673)	(8,668,673)	(39,542,346)
Emerging Markets	12,150,992	—	(23,002,286)	(11,944,420)	(22,795,714)
Global Low Volatility	13,667,359	67,398,170	—	86,688,135	167,753,664

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 13, 2019. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the higher of the Overnight Federal Funds Rate or 30-Day LIBOR plus 1.00%. The Funds did not borrow under the Agreement during the year ended March 31, 2019.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

As of March 31, 2019, the Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.2

As of March 31, 2019, the Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.2

[2]

Effective April 1, 2019, Class S and Class Y-1 shares were redesignated as Adviser Class and Class I shares, respectively, and changes to the 12b-1 Plans that applied to those share classes, as well as the administrative services fees that applied to those share classes and Class Y-2 shares, were adopted. Further information about these changes can be found in the Funds’ prospectus and statement of additional information, as filed with the SEC on March 29, 2019.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2019 (Unaudited)

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the 12-month period ended July 31, 2016 with respect to Opportunistic Fixed Income Fund. The following amounts were available for recapture as of July 31, 2018:

Expenses Reimbursed in the 12-Months Ended July 31, 2016
Subject to Recapture until July 31, 2019
Opportunistic Fixed	$176,732

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2019, were as follows:

	Long-Term U.S. Government Securities		Other Long-Term Securities
Purchases
Large Cap	$—		$307,564,377
Small/Mid Cap	—		373,024,394
Non-US Core Equity	—		1,782,429,655
Core Fixed	455,134,152	*	131,197,650
Opportunistic Fixed	631,659,611	**	1,024,640,484
Emerging Markets	—		568,266,679
Global Low Volatility	—		733,932,157

Sales
Large Cap	—		438,243,661
Small/Mid Cap	—		485,438,855
Non-US Core Equity	—		1,598,477,633
Core Fixed	587,827,278	*	314,419,289
Opportunistic Fixed	527,102,260	**	960,220,418
Emerging Markets	—		538,889,205
Global Low Volatility	—		699,491,499

*	Includes purchases of $50,311,891 and sales of $53,541,479 for TBA securities.
**	Includes purchases of $158,043,758 and sales of $157,908,493 for TBA securities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	1,111,242	$9,300,085	943,101	$10,994,675
Shares issued to shareholders in reinvestment of distributions	12,312,288	97,267,079	6,716,902	72,475,376
Shares repurchased	(15,278,614)	(154,193,839)	(17,080,246)	(198,793,771)

Net decrease	(1,855,084)	$(47,626,675)	(9,420,243)	$(115,323,720)

Small/Mid Cap

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	9,955,444	$115,835,355	3,618,044	$45,259,896
Shares issued to shareholders in reinvestment of distributions	14,532,788	134,114,544	7,880,177	94,877,327
Shares repurchased	(19,938,961)	(233,636,396)	(17,836,232)	(227,123,462)

Net increase (decrease)	4,549,271	$16,313,503	(6,338,011)	$(86,986,239)

Non-US Core Equity

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	36,986,983	$391,777,967	20,842,524	$238,966,126
Shares issued to shareholders in reinvestment of distributions	23,739,781	218,880,784	15,114,176	170,790,191
Shares repurchased	(29,969,109)	(317,168,352)	(66,027,147)	(764,623,992)

Net increase (decrease)	30,757,655	$293,490,399	(30,070,447)	$(354,867,675)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Core Fixed

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	11,872,441	$116,813,300	19,178,104	$194,169,216
Shares issued to shareholders in reinvestment of distributions	2,581,743	24,784,732	1,981,543	19,914,504
Shares repurchased	(46,284,747)	(453,655,356)	(11,313,719)	(115,310,488)

Net increase (decrease)	(31,830,563)	$(312,057,324)	9,845,928	$98,773,232

Opportunistic Fixed

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	30,437,722	$274,937,746	16,750,989	$163,306,702
Shares issued to shareholders in reinvestment of distributions	1,807,034	15,919,968	2,533,479	23,966,710
Shares repurchased	(8,780,534)	(79,961,919)	(13,267,089)	(129,194,161)

Net increase	23,464,222	$210,895,795	6,017,379	$58,079,251

Emerging Markets

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	21,266,136	$218,061,043	24,627,345	$268,542,786
Shares issued to shareholders in reinvestment of distributions	16,996,229	142,768,325	3,267,863	36,403,991
Shares redeemed through in-kind redemption*	—	—	(53,685,733)	(604,905,874)
Shares repurchased	(20,683,889)	(196,938,629)	(30,832,913)	(346,989,807)

Net increase (decrease)	17,578,476	$163,890,739	(56,623,438)	$(646,948,904)

*	The Fund had a redemption in-kind on November 17, 2017.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2019

Global Low Volatility

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	16,031,898	$200,221,293	17,880,974	$233,315,310
Shares issued to shareholders in reinvestment of distributions	—	—	11,581,479	146,523,040
Shares redeemed through in-kind redemption*	—	—	(39,626,273)	(531,155,034)
Shares repurchased	(18,205,264)	(229,051,200)	(13,917,801)	(180,661,065)

Net decrease	(2,173,366)	$(28,829,907)	(24,081,621)	$(331,977,749)

*	The Fund had a redemption in-kind on October 13, 2017.

On November 17, 2017, Emerging Markets transferred securities in-kind valued at $325,402,466 and cash of $279,503,408 for a redemption. This resulted in 53,685,733 units redeemed which are shown in the Statements of Changes in Net Assets. This transfer also resulted in a realized gain of $75,577,986 which is shown on the Statements of Operations.

On October 13, 2017, Global Low Volatility transferred securities in-kind valued at $483,152,037 and cash of $48,002,998 for a redemption. This resulted in 39,626,273 units redeemed which are shown in the Statements of Changes in Net Assets. This transfer also resulted in a realized gain of $81,952,311 which is shown on the Statements of Operations.

8.	Subsequent events

Management has evaluated the impact of subsequent events through May 24, 2019, the date the financial statements were available to be issued for possible adjustment to and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

On January 10, 2019, The Board of the Trust approved an agreement to commence operations for the Adviser Class, Class I and Class Y-2 shares that were previously authorized but not offered as shares. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. Further information can be found in the Funds’ prospectus and statement of additional information, as filed with the SEC on March 29, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Mercer Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Mercer Funds comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund (the “Funds”), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years ended in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Mercer Funds as of March 31, 2019, and the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more of the Mercer investment companies since 2006.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2019, the amount of long-term capital gains paid were as follows:

Fund
Large Cap	$79,063,810
Small/Mid Cap	121,011,411
Non-US Core Equity	147,266,369
Emerging Markets	103,026,768

For the year ended March 31, 2019, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $4,093,717 and $3,134,820, respectively, and foreign source income of $61,881,890 and $28,892,553, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2019, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap	$7,163,847
Small/Mid Cap	7,323,908
Non-US Core Equity	45,784,465
Emerging Markets	16,240,935

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2019, qualified for the dividends received deduction, as follows:

Fund
Large Cap	47.73%
Small/Mid Cap	73.28%
Non-US Core Equity	0.82%
Emerging Markets	0.55%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of New Subadvisory Agreements for One of the Funds During the Period October 1, 2018 through March 31, 2019

Mercer Global Low Volatility Equity Fund

At a meeting of the Board of Trustees held on December 3, 2018 (the “Meeting”), the Trustees, including the Independent Trustees, considered and approved proposed new subadvisory agreements between the Advisor and two newly proposed subadvisors with respect to the Mercer Global Low Volatility Equity Fund (the “Fund”). The Advisor recommended the two proposed new subadvisors to replace one of the subadvisors that previously managed an allocated portion of the Fund’s portfolio, and the Advisor also reallocated assets among the Fund’s current subadvisors in connection with such appointments. The changes described herein with respect to the changes in the subadvisory arrangements for the Fund are referred to collectively below as the “New Subadvisor Structure.”

Approval of a New Subadvisory Agreement for the Fund with Wellington Management Company LLP

At the Meeting, the Trustees, including the Independent Trustees, first considered and approved a proposed new subadvisory agreement between the Advisor and Wellington Management Company LLP (“Wellington”) on behalf of the Fund (the “Wellington Subadvisory Agreement”). The Advisor recommended the appointment of Wellington, along with one other new subadvisor, to replace a subadvisor to the Fund that the Advisor intended to terminate as a subadvisor, as well as the reallocation of assets of the Fund among the Fund’s remaining subadvisors, and the Advisor had presented the Board with the recommendation to retain Wellington as part of the New Subadvisor Structure based upon the Advisor’s determination that Wellington was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of Wellington.

In considering the approval of the Wellington Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and Wellington that included, as to Wellington and the Fund: (i) the Wellington Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Wellington for the Board’s approval, and the Advisor’s rationale for recommending that Wellington be appointed as a subadvisor to the Fund; (iii) the nature, extent, and quality of the services that Wellington proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Wellington; (v) Wellington’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Wellington for its services to the Fund, and the fees charged to other accounts that Wellington manages; (vii) the compliance program applicable to Wellington; (viii) information regarding the historical performance returns of Wellington managing the investment mandate it would employ for the Fund as well as longer-term historical returns for an investment mandate similar to the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (ix) the financial condition of Wellington.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Wellington. The Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Wellington, including: the nature, extent, and quality of the services to be provided to the Fund by Wellington; Wellington’s management style and investment decision-making process; Wellington’s historical performance record managing the investment mandate it would employ for the Fund as well as longer-term historical performance returns for an investment mandate similar to the investment mandate it would employ for the Fund; the qualifications and experience of the members of Wellington’s

Mercer Funds

Additional Information (Unaudited) (Continued)

portfolio management team; and Wellington’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to Wellington, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Wellington.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Wellington to the Fund. The Independent Trustees discussed the specific investment management process that Wellington indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Wellington), the qualifications of Wellington’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Wellington would be managing, and the performance record of Wellington as compared to a relevant index. The Independent Trustees considered Wellington’s infrastructure and resources, and whether Wellington’s organization appeared to support Wellington’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Wellington, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Wellington. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Wellington’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Wellington, as well as Wellington’s ability to render such services based on Wellington’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Wellington would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Wellington under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees discussed the services that would be rendered by Wellington and evaluated the compensation to be paid to Wellington by the Advisor for those services. The Independent Trustees noted that the services that Wellington would furnish to the Fund appeared to be comparable to the services that Wellington currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Wellington by the Advisor in light of the fees that were charged by Wellington to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Wellington were the result of an arm’s-length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend Wellington to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Wellington for its services to the Fund were fair and reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Wellington would be paid by the Advisor, and were not

Mercer Funds

Additional Information (Unaudited) (Continued)

additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Wellington with respect to the assets of the Fund to be allocated to Wellington was supported by the services that were expected to be provided by Wellington to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Wellington from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees recognized that, because the subadvisory fees would be paid by the Advisor, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Advisor. In addition, since the fees to be paid to Wellington were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Wellington was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Wellington was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Wellington may result in increased profitability for the Advisor as a result of decreased subadvisory fees that will be paid out of the Advisor’s resources, taking into account the New Subadvisor Structure. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Wellington and the proposed fees to be paid to Wellington by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Wellington as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Wellington to the Fund.

(c)  Investment performance of the Fund and Wellington.  Because Wellington was a newly proposed subadvisor to the Fund, the Independent Trustees could not consider Wellington’s investment performance in managing the Fund as a factor in evaluating the Wellington Subadvisory Agreement. However, the Independent Trustees reviewed Wellington’s historical performance record managing the investment mandate it would employ for the Fund, as well as longer-term historical performance returns for an investment mandate similar to the investment mandate it would employ for the Fund. The Independent Trustees also compared the historical investment performance of Wellington to a relevant index and concluded that Wellington’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Wellington Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Wellington be appointed as a subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Wellington was supported by the services that were expected to be provided to the Fund and approval of the proposed Wellington Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Wellington Subadvisory Agreement.

Approval of a New Subadvisory Agreement for the Fund with Veritas Asset Management LLP

At the Meeting, the Trustees, including the Independent Trustees, also considered and approved a proposed new subadvisory agreement between the Advisor and Veritas Asset Management LLP (“Veritas”) on behalf of the Fund (the “Veritas Subadvisory Agreement”). The Advisor recommended the appointment of Veritas, along with one other new subadvisor, to replace a subadvisor to the Fund

Mercer Funds

Additional Information (Unaudited) (Continued)

that the Advisor intended to terminate as a subadvisor, as well as the reallocation of assets of the Fund among the Fund’s remaining subadvisors, and the Advisor had presented the Board with the recommendation to retain Veritas as part of the New Subadvisor Structure based upon the Advisor’s determination that Veritas was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of Veritas.

In considering the approval of the Veritas Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and Veritas that included, as to Veritas and the Fund: (i) the Veritas Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Veritas for the Board’s approval, and the Advisor’s rationale for recommending that Veritas be appointed as a subadvisor to the Fund; (iii) the nature, extent, and quality of the services that Veritas proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Veritas; (v) Veritas’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Veritas for its services to the Fund, and the fees charged to other accounts that Veritas manages; (vii) the compliance program applicable to Veritas, along with supplemental information regarding such compliance program; (viii) information regarding the historical performance returns of Veritas managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (ix) the financial condition of Veritas.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Veritas. The Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Veritas, including: the nature, extent, and quality of the services to be provided to the Fund by Veritas; Veritas’s management style and investment decision-making process; Veritas’s historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of Veritas’s portfolio management team; and Veritas’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to Veritas, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Veritas.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Veritas to the Fund. The Independent Trustees discussed the specific investment management process that Veritas indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Veritas), the qualifications of Veritas’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Veritas would be managing, and the performance record of Veritas as compared to a relevant index. The Independent Trustees considered Veritas’s infrastructure and resources, and whether Veritas’s organization appeared to support Veritas’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Veritas, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Veritas. The

Mercer Funds

Additional Information (Unaudited) (Continued)

Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Veritas’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Veritas, as well as Veritas’s ability to render such services based on Veritas’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Veritas would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Veritas under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees discussed the services that would be rendered by Veritas and evaluated the compensation to be paid to Veritas by the Advisor for those services. The Independent Trustees noted that the services that Veritas would furnish to the Fund appeared to be comparable to the services that Veritas currently provides to its other third-party subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Veritas by the Advisor in light of the fees that were charged by Veritas to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Veritas were the result of an arm’s-length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend Veritas to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Veritas for its services to the Fund were fair and reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Veritas would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Veritas with respect to the assets of the Fund to be allocated to Veritas was supported by the services that were expected to be provided by Veritas to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Veritas from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees recognized that, because the subadvisory fees would be paid by the Advisor, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Advisor. In addition, since the fees to be paid to Veritas were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Veritas was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Veritas was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Veritas may result in increased profitability for the Advisor as a result of decreased subadvisory fees that will be paid out of the Advisor’s resources, taking into account the New Subadvisor Structure. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Veritas and the proposed fees to be paid to Veritas by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Veritas as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Veritas to the Fund.

Mercer Funds

Additional Information (Unaudited) (Continued)

(c)  Investment performance of the Fund and Veritas.  Because Veritas was a newly proposed subadvisor to the Fund, the Independent Trustees could not consider Veritas’s investment performance in managing the Fund as a factor in evaluating the Veritas Subadvisory Agreement. However, the Independent Trustees reviewed Veritas’s historical performance record managing the investment mandate it would employ for the Fund. The Independent Trustees also compared the historical investment performance of Veritas to a relevant index and concluded that Veritas’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Veritas Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Veritas be appointed as a subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Veritas was supported by the services that were expected to be provided to the Fund and approval of the proposed Veritas Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Veritas Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2018 through March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.64%	1,000.00	964.60	982.30	3.13
Hypothetical	0.64%	1,000.00	1,021.74	1,010.87	3.23

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	1.00%	1,000.00	927.90	963.95	4.81
Hypothetical	1.00%	1,000.00	1,019.95	1,009.98	5.04

*	Actual expenses are equal to the Class’ annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.81%	1,000.00	955.00	977.50	3.95
Hypothetical	0.81%	1,000.00	1,020.89	1,010.45	4.08

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.45%	1,000.00	1,043.70	1,021.85	2.29
Hypothetical	0.45%	1,000.00	1,022.69	1,011.35	2.27

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/365

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio		Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.94	%**	1,000.00	1,028.20	1,014.10	4.75
Hypothetical	0.94	%**	1,000.00	1,020.24	1,010.12	4.73

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio		Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.95	%**	1,000.00	1,004.90	1,002.45	4.75
Hypothetical	0.95	%**	1,000.00	1,020.19	1,010.10	4.78

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.85%	1,000.00	999.20	999.60	4.24
Hypothetical	0.85%	1,000.00	1,020.69	1,010.35	4.28

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (75)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc. (2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (60)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda is Managing Director of PFM Financial Advisors LLC (a financial advisory firm) since September 2016. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7

Ms. Cepeda is a director or trustee of: The UBS Funds (15 portfolios); UBS Relationship Funds (11 portfolios); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (9 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016)

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gail A. Schneider 99 High Street Boston, MA 02110 (69)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007.	7	None

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard S. Joseph** (53)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is President and Head of the US Mercer Delegated Solutions of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company and a director of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.)

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(†) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gouthro (51)	Vice President, Treasurer and Chief Financial Officer	Since 2018

Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Carol Ann McMahon (46)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner and Global COO for Wealth, Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Jennifer La Belle (50)	Vice President and Assistant Treasurer	Since 2018

Ms. La Belle is a Principal for Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.). Ms. La Belle joined Mercer in August 2015 with primary responsibilities related to the treasury functions for the Mercer Funds. Before joining Mercer, Ms. La Belle was a Vice President at State Street with over 19 years working in Fund Administration.

Stan Mavromates (57)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) since 2012.

Colin Dean (41)	Vice President, Chief Legal Officer and Secretary	Since 2017

Mr. Dean is Global Chief Counsel, Investments since 2018. He has served as Senior Legal Counsel — Investments for Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) and Mercer Investment Consulting LLC since 2010.

Caroline Hulme (33)	Vice President and Assistant Secretary	Since 2017

Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel — Investments for Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) and Mercer Investment Consulting LLC since 2014. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP

Larry Vasquez (51)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) since 2012.

Robert Phay (50)	Vice President and Chief Compliance Officer	Since 2016	Mr. Phay is the Chief Compliance Officer — Investments of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) and Mercer Investment Consulting LLC since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 — February 2015), Acting General Counsel (January 2015 — February 2015), and Associate General Counsel (July 2006 — December 2014).

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name and Age	Position(s) Held with Trust	Term of Office(†) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alec Rapaport (47)	Vice President	Since 2019	Mr. Rapaport is a Vice President and Portfolio Manager of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) since 2019. Prior to that, Mr. Rapaport was an independent consultant, and before that he worked at Commonfund Asset Management Company from 2000 to 2016, holding various positions, which included Team Head, Managing Director Fixed Income & Commodities.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $381,430 and $351,430 for the fiscal years ended March 31, 2018 and March 31, 2019, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2018 and March 31, 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $68,188 and $67,954 for the fiscal years ended March 31, 2018 and March 31, 2019, respectively. Fees in the amount of $115,612 and $73,105 were billed in the fiscal years ended March 31, 2018 and March 31, 2019, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $24,000 were billed in the fiscal year ended March 31, 2018 for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

There were no aggregate fees billed for the fiscal year ended March 31, 2019 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph
President and Chief Executive Officer
(Principal Executive Officer)

Date May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph
President and Chief Executive Officer
(Principal Executive Officer)

Date May 24, 2019

By (Signature and Title)	/S/ Stephen Gouthro
Stephen Gouthro
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date May 24, 2019